      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2016.

                                                            FILE NOS. 333-185803
                                                                       811-08874
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              Pre-Effective Amendment No.                   []



                             Post-Effective Amendment No. 4                [X]


                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                                  Amendment No. 4                          [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                 ------------

                         VARIABLE ANNUITY ACCOUNT FOUR
                           (Exact Name of Registrant)



                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                              (Name of Depositor)


                             2727-A ALLEN PARKWAY,
                              HOUSTON, TEXAS 77019
             (Address of Depositor's Principal Offices) (Zip Code)


       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 871-2000


                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)


                                175 WATER STREET
                               NEW YORK, NY 10038
             (Address of Guarantor's Principal Offices) (Zip Code)


       GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 770-7000


                              MANDA GHAFERI, ESQ.
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                            1999 AVENUE OF THE STARS
                       LOS ANGELES, CALIFORNIA 90067-6121
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:


[X]  immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  on (date) pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Annuity Account Four of American General Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT FOUR


                             CROSS REFERENCE SHEET


                              PART A -- PROSPECTUS



                                   ITEM NUMBER
                                   IN FORM N-4                                                     CAPTION
---------------------------------------------------------------------------------- ---------------------------------------
1.    Cover Page..................................................................  Cover Page
2.    Definitions.................................................................  Glossary
3.    Synopsis....................................................................  Highlights; Fee Tables; Maximum and
                                                                                    Minimum Expense Examples; The Anchor
                                                                                    Advisor Variable Annuity; Purchasing a
                                                                                    Anchor Advisor Variable Annuity
4.    Condensed Financial Information.............................................  Appendix - Condensed Financial
                                                                                    Information
5.    General Description of Registrant, Depositor and Portfolio Companies........  Other Information; Investment Options
6.    Deductions..................................................................  Fee Table; Expenses
7.    General Description of Variable Annuity Contracts...........................  The Anchor Advisor Variable Annuity;
                                                                                    Purchasing a Anchor Advisor Variable
                                                                                    Annuity; Investment Options
8.    Annuity Period..............................................................  Annuity Income Options
9.    Death Benefit...............................................................  Death Benefits
10.   Purchases and Contract Value................................................  Purchasing a Anchor Advisor Variable
                                                                                    Annuity;
                                                                                    Access to Your Money
11.   Redemptions.................................................................  Access To Your Money
12.   Taxes.......................................................................  Taxes
13.   Legal Proceedings...........................................................  Other Information
14.   Table of Contents of Statement of Additional Information....................  Contents of
                                                                                    Statement of Additional Information



                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.



                    ITEM NUMBER
                    IN FORM N-4                                    CAPTION
--------------------------------------------------- -------------------------------------
15.   Cover Page...................................  Cover Page
16.   Table of Contents............................  Table of Contents
17.   General Information and History..............  The Anchor Advisor Variable Annuity
                                                     (P);
                                                     Separate Account and the Company;
                                                     General Account (P);
                                                     Investment Options (P);
                                                     Other Information (P)
18.   Services.....................................  Other Information (P); Financial
                                                     Statements
19.   Purchase of Securities Being Offered.........  Purchasing a Anchor Advisor Variable
                                                     Annuity (P)
20.   Underwriters.................................  Distribution of Contracts;
                                                     Other Information
21.   Calculation of Performance Data..............  Performance Data
22.   Annuity Payments.............................  Annuity Income Options (P); Annuity
                                                     Income Payments; Annuity Unit Values
23.   Financial Statements.........................  Other Information (P);
                                                     Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                             [ANCHOR ADVISOR LOGO]
                                   PROSPECTUS


                                  MAY 2, 2016

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                              issued by Depositor

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                               in connection with

                         VARIABLE ANNUITY ACCOUNT FOUR

This variable annuity has several investment options -- Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in the shares of one of the Underlying Funds listed below. The Underlying Funds are part of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Fund, Inc., and SunAmerica Series Trust.


Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.

IF YOU ARE CONSIDERING FUNDING A TAX-QUALIFIED RETIREMENT PLAN (E.G., IRAS, 401K OR 403B PLANS) WITH AN ANNUITY, YOU SHOULD KNOW THAT AN ANNUITY DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRAL TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE TAX-QUALIFIED PLAN ITSELF. YOU SHOULD FULLY DISCUSS THIS DECISION WITH YOUR FINANCIAL REPRESENTATIVE.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 2, 2016. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

VARIABLE ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




UNDERLYING FUNDS:                                  MANAGED BY:
  Aggressive Growth                                Wells Capital Management Incorporated
  American Funds Global Growth                     Capital Research and Management Company
  American Funds Growth                            Capital Research and Management Company
  American Funds Growth-Income                     Capital Research and Management Company
  Asset Allocation                                 Edge Asset Management, Inc.
  Balanced                                         J.P. Morgan Investment Management Inc.
  Blue Chip Growth                                 Massachusetts Financial Services Company
  Capital Appreciation                             Wellington Management Company LLP
  Capital Growth                                   The Boston Company Asset Management, LLC
  Corporate Bond                                   Federated Investment Management Company
  "Dogs" of Wall Street                            SunAmerica Asset Management, LLC
  Equity Opportunities                             OppenheimerFunds, Inc.
  Foreign Value                                    Templeton Investment Counsel, LLC
  Fundamental Growth                               Wells Capital Management Incorporated
  Global Bond                                      Goldman Sachs Asset Management International
  Global Equities                                  J.P. Morgan Investment Management Inc.
  Government and Quality Bond                      Wellington Management Company LLP
  Growth                                           Wellington Management Company LLP
  Growth-Income                                    J.P. Morgan Investment Management Inc.
  Growth Opportunities                             Invesco Advisers, Inc.
  High-Yield Bond                                  PineBridge Investments LLC
  International Diversified Equities               Morgan Stanley Investment Management Inc.
  International Growth and Income                  Putnam Investment Management, LLC
  Invesco V.I. American Franchise Fund, Series II  Invesco Advisers, Inc.
    Shares
  Invesco V.I. Comstock Fund, Series II Shares     Invesco Advisers, Inc.
  Invesco V.I. Growth and Income Fund, Series II   Invesco Advisers, Inc.
    Shares
  Lord Abbett Growth and Income                    Lord, Abbett & Co. LLC
  Mid-Cap Growth                                   J.P. Morgan Investment Management Inc.
  Natural Resources                                Wellington Management Company LLP
  SA AB Growth                                     AllianceBernstein L.P.


(Underlying Funds continued on next page)



UNDERLYING FUNDS:                        MANAGED BY:
  SA JPMorgan MFS Core Bond              J.P. Morgan Investment Management Inc. and Massachusetts
                                         Financial Services Company
  SA Legg Mason BW Large Cap Value(1)    Brandywine Global Investment Management, LLC(1)
  SA Marsico Focused Growth              Marsico Capital Management, LLC
  SA MFS Massachusetts Investors Trust   Massachusetts Financial Services Company
  SA MFS Total Return                    Massachusetts Financial Services Company
  Small & Mid Cap Value                  AllianceBernstein L.P.
  Technology                             Columbia Management Investment Advisers, LLC
  Telecom Utility                        Massachusetts Financial Services Company
  Ultra Short Bond Portfolio(2)          Dimensional Fund Advisors LP(2)



1 On September 8, 2015, the Davis Venture Value Portfolio was renamed SA Legg
  Mason BW Large Cap Value Portfolio and the investment adviser changed from Davis Selected Advisers, L.P. to Brandywine Global Investment Management, LLC.



2 On May 2, 2016, the Cash Management Portfolio changed to the Ultra Short Bond
  Portfolio and the investment manager changed from BofA Advisors, LLC to Dimensional Fund Advisors LP.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------






GLOSSARY..........................................   3
HIGHLIGHTS........................................   4
FEE TABLE.........................................   5
      Maximum Owner Transaction Expenses..........   5
      Contract Maintenance Fee....................   5
      Separate Account Annual Expenses............   5
      Total Annual Portfolio Operating Expenses...   5
        .
MAXIMUM AND MINIMUM EXPENSE EXAMPLES..............   6
THE ANCHOR ADVISOR VARIABLE ANNUITY...............   7
PURCHASING A VARIABLE ANNUITY.....................   7
      Allocation of Purchase Payments.............   8
      Accumulation Units..........................   9
      Right to Examine............................   9
      Exchange Offers.............................   9
      Important Information for Military             9
        Servicemembers............................
INVESTMENT OPTIONS................................  10
      Variable Portfolios.........................  10
        AIM Variable Insurance Funds (Invesco
          Variable
           Insurance Funds).......................  10
        American Funds Insurance Series...........  10
        Anchor Series Trust.......................  10
        Lord Abbett Series Fund, Inc..............  10
        SunAmerica Series Trust...................  10
      Substitution, Addition or Deletion of
        Variable
        Portfolios................................  12
      Fixed Accounts..............................  12
      Dollar Cost Averaging Fixed Accounts........  12
      Dollar Cost Averaging Program...............  13
      Transfers During the Accumulation Phase.....  13
      Automatic Asset Rebalancing Program.........  16
      Voting Rights...............................  16
ACCESS TO YOUR MONEY..............................  16
      Systematic Withdrawal Program...............  16
      Minimum Contract Value......................  17
      Qualified Contract Owners...................  17
DEATH BENEFITS....................................  17
      Death Benefit Defined Terms.................  18
      Death Benefit Options.......................  18
      Optional EstatePlus Benefit.................  20
      Spousal Continuation........................  20
EXPENSES..........................................  21
      Separate Account Expenses...................  21
      Underlying Fund Expenses....................  21
      Transfer Fee................................  21
      Optional EstatePlus Fee.....................  21
      Premium Tax.................................  22
      Income Taxes................................  22
      Reduction or Elimination of Fees, Expenses
        and
        Additional Amounts Credited...............  22
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF
  THE CONTRACTS...................................  22
ANNUITY INCOME OPTIONS............................  23
      The Income Phase............................  23
      Annuity Income Options......................  25
      Fixed or Variable Annuity Income Payments...  25
        .
      Annuity Income Payments.....................  25
      Transfers During the Income Phase...........  26
      Deferment of Payments.......................  26
TAXES.............................................  26
      Annuity Contracts in General................  26
      Tax Treatment of Distributions -
        Non-Qualified
        Contracts.................................  27
      Tax Treatment of Distributions - Qualified    27
        Contracts.................................
      Required Minimum Distributions..............  28
      Tax Treatment of Death Benefits.............  29
      Contracts Owned by a Trust or Corporation...  29
        .
      Foreign Account Tax Compliance ("FATCA")....  29
      Other Withholding Tax.......................  30
      Gifts, Pledges and/or Assignments of a        30
        Contract..................................
      Diversification and Investor Control........  30


OTHER INFORMATION.................................  30
      The Distributor.............................  30
      The Company.................................  30
      The Separate Account........................  31
      The General Account.........................  31
      Guarantee of Insurance Obligations..........  32
      Financial Statements........................  32
      Administration..............................  33
      Legal Proceedings...........................  33
      Registration Statements.....................  33
CONTENTS OF STATEMENT OF ADDITIONAL
  INFORMATION.....................................  34
APPENDIX A - CONDENSED FINANCIAL INFORMATION...... A-1
APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL
  CONTINUATION.................................... B-1
APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR
  VARIABILITY..................................... C-1


                                       2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other's primary Beneficiary.

COMPANY - Refers to American General Life Insurance Company ("AGL"). The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUATION CONTRIBUTION - An amount by which the death benefit that would have been paid to the spousal Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon spousal continuation.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.

GENERAL ACCOUNT - The Company's account, which includes any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios.

GOOD ORDER - Fully and accurately completed forms, which are valid, including any necessary supplementary documentation, applicable to any given transaction or request received by us.

INCOME PHASE - The period upon annuitization during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.


LATEST ANNUITY DATE - For contracts issued prior to January 1, 2001, the Latest Annuity Date is defined as the first NYSE business day of the month following your 90th birthday or 10 years after your contract issue date, whichever is later. For contracts issued on or after January 1, 2001, your Latest Annuity Date is defined as the first NYSE business day of the month following your 95th birthday or 10 years after your contract issue date, whichever is later.


MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.


SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's General Account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.


TRUSTS - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Trust, Inc., and SunAmerica Series Trust..

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.


                                       3

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




The Anchor Advisor Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts, if available. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to help provide for your retirement.

RIGHT TO EXAMINE: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. PLEASE SEE RIGHT TO EXAMINE IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. We deduct separate account charges which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are portfolio expenses on amounts invested in the Variable Portfolios, including Rule 12b-1 fees of up to 0.25%. If you elect optional features available under the contract we may charge additional fees for those features. PLEASE SEE THE FEE TABLE, PURCHASING AN ANCHOR ADVISOR
VARIABLE ANNUITY AND EXPENSES IN THE
PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract which is payable to your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.aig.com/annuities). PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

ALL MATERIAL STATE VARIATIONS ARE DESCRIBED IN APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.


THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND RECEIVED FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.


                                       4

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




THE FOLLOWING INFORMATION DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE MAXIMUM OWNER TRANSACTION EXPENSES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS.


MAXIMUM OWNER TRANSACTION EXPENSES


WITHDRAWAL CHARGES..... None

TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.


PREMIUM TAX(1)..... 3.5%

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.


CONTRACT MAINTENANCE FEE..... None

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)


  Mortality and Expense Risk Charge............. 1.37%
  Distribution Expense Charge................... 0.15%
  Optional EstatePlus Fee(2).................... 0.25%
                                                 ----
     Total Separate Account Annual Expenses..... 1.77%
                                                 ====

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

(AS OF JANUARY 31, 2016)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES     MINIMUM   MAXIMUM
-------------------------------------------- --------- --------
(expenses that are deducted from
Underlying Fund assets, including
management fees, other expenses and
12b-1 fees, if applicable)..................  0.54%     1.33%


FOOTNOTE TO THE FEE TABLE:
 1 If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Income Phase. Please see PREMIUM TAX and APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.


 2 EstatePlus is an optional earnings enhancement death benefit. If you did not elect the EstatePlus feature, your separate account annual expenses would be 1.52%. EstatePlus is no longer available for election.



                                       5

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.


The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be the amounts set forth in the tables below.





MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.77%, including optional EstatePlus feature and investment in an Underlying Fund with total expenses of 1.33%)


(1)   If you surrender your contract at the end of the applicable time period:



 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $313     $957        $1,625      $3,411


(2) If you do not surrender or if you annuitize your contract at the end of the applicable time period:



 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $313     $957        $1,625      $3,411



MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual charges of 1.52%, and investment in an Underlying Fund with total expenses of 0.54%)


(1)   If you surrender your contract at the end of the applicable time period:


 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $209     $646        $1,108      $2,390

(2) If you do not surrender or if you annuitize your contract at the end of the applicable time period:


 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $209     $646        $1,108      $2,390


EXPLANATION OF EXPENSE EXAMPLES



1. The purpose of the Expense Examples is to show you the various expenses you would incur directly and indirectly by investing in the variable annuity contract. The Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. The Maximum Expense Examples reflect the highest possible combination of charges. Depending on when you purchased your contract and the feature you elected at that time, you may be subject to lower fees.

4. If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.


THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.


                                       6

 ------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      THE ANCHOR ADVISOR VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     o Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     o Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     o Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other insurance features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you plan for your retirement. In the Accumulation Phase, it can help you build assets on a tax-deferred basis. In the Income Phase, it can provide you with guaranteed income through annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to an available Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         PURCHASING A VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The minimum initial Purchase Payment is $10,000 and subsequent amounts of $500 or more may be added to your contract.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept any Purchase Payment. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, The United States Life Insurance Company in the City of New York, to the same Owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. The terms creating any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.


NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

Various considerations may apply with respect to non-natural ownership of this contract including but not limited to estate planning, tax consequences and the propriety of this contract as an investment consistent with a non-natural Owner's organizational documentation. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.


MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. PLEASE SEE TAXES BELOW. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.


                                       7



TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.


JOINT OWNERSHIP

We allow this contract to be jointly owned by spouses (as determined for federal tax law purposes). The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. There are also states that require us to issue the contract to non-spousal joint Owners. However, non-spousal joint Owners (which can include Domestic Partners) who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as, under current tax law, they are not eligible for spousal continuation of the contract. Therefore, the ability of such non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefit(s), if applicable, that guarantee withdrawals over two lifetimes may be limited.


ASSIGNMENT OF THE CONTRACT/CHANGE OF OWNERSHIP

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is processed by us at our Annuity Service Center and you have received confirmation. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize any assignment if it changes the risk profile of the owner of the contract, as determined in our sole discretion, if no Insurable Interest exists or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.


ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that is not deemed our agent, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.


An initial Purchase Payment will be priced within two NYSE business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payment as of the date such Purchase Payment is priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within five NYSE business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.


Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:

American General Life Insurance Company
Annuity Service Center
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.


                                       8



Overnight deliveries of Purchase Payments can only be accepted at the following address:

American General Life Insurance Company
Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.


ACCUMULATION UNITS


When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next NYSE business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We determine the value of each Accumulation Unit at the close of the NYSE every NYSE business day, by multiplying the Accumulation Unit value for the immediately preceding NYSE business day by a factor for the current NYSE business day. The factor is determined by:

     1. dividing the net asset value per share of the Underlying Fund at the end of the current NYSE business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous NYSE business day; and


     2.   multiplying it by one minus all applicable daily asset based charges.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.


     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.


If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. With respect to these contracts, we reserve the right to invest your money in a money market or similar portfolio during the free look period. If we place your money in a money market or similar portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR INFORMATION ABOUT THE FREE LOOK PERIOD IN YOUR STATE.



EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.


IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS
If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a


                                       9



selling agreement with the Company.

--------------------------------------
--------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------
--------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts we offer.
The Underlying Funds offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.
We review the Underlying Funds periodically and may make changes if we determine that an Underlying Fund no longer satisfies one or more of the selection criteria and/or if the Underlying Fund has not attracted significant allocations from contract owners. We offer Underlying Funds of the Anchor Series Trust and SunAmerica Series Trust at least in part because they are managed by SunAmerica Asset Management, LLC ("SAAMCo"), a wholly-owned subsidiary of AGL.
From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio's prior name.
You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Underlying Funds you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.


During periods of low short-term interest rates, and in part due to contract fees and expenses, the investment return of a money market or similar portfolio may become extremely low and possibly negative. In the case of negative returns, your investment in a money market or similar portfolio will lose value.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.
We do not provide investment advice, nor do we recommend or endorse any particular Underlying Fund. The Underlying Funds along with their respective advisers are listed below.

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) -- SERIES II SHARES
     Invesco Advisers, Inc. is the investment adviser to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF").

     AMERICAN FUNDS INSURANCE SERIES -- CLASS 2 SHARES
     Capital Research and Management Company is the investment adviser to American Funds Insurance Series ("AFIS").

     ANCHOR SERIES TRUST -- CLASS 1 AND CLASS 2 SHARES
     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST"). Only Class 2 shares of AST Underlying Funds were available to Owners who purchased their contracts from certain broker dealers between July 9, 2001 and January 10, 2003.

     LORD ABBETT SERIES FUND, INC. -- CLASS VC SHARES
     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").

     SUNAMERICA SERIES TRUST -- CLASS 1, CLASS 2 AND CLASS 3 SHARES
     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series
     Trust ("SAST"). Only Class 2 shares of SAST Underlying Funds were available to Owners who purchased their contracts from certain broker dealers between July 9, 2001 and January 10, 2003, with the exception of the Foreign Value, SA Marsico Focused Growth and Small & Mid Cap Value Underlying Funds of SAST which are available as Class 3 shares.


           (PLEASE SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

                                       10




UNDERLYING FUNDS                                   MANAGED BY:                                       TRUST    ASSET CLASS
------------------------------------------------   ----------------------------------------------   -------   -----------------
Aggressive Growth                                  Wells Capital Management Incorporated            SAST      STOCK
American Funds Global Growth                       Capital Research and Management Company          AFIS      STOCK
American Funds Growth                              Capital Research and Management Company          AFIS      STOCK
American Funds Growth-Income                       Capital Research and Management Company          AFIS      STOCK
Asset Allocation                                   Edge Asset Management, Inc.                      AST       ASSET ALLOCATION
Balanced                                           J.P. Morgan Investment Management Inc.           SAST      ASSET ALLOCATION
Blue Chip Growth                                   Massachusetts Financial Services Company         SAST      STOCK
Capital Appreciation                               Wellington Management Company LLP                AST       STOCK
Capital Growth                                     The Boston Company Asset Management, LLC         SAST      STOCK
Corporate Bond                                     Federated Investment Management Company          SAST      BOND
"Dogs" of Wall Street*                             SunAmerica Asset Management, LLC                 SAST      STOCK
Equity Opportunities                               OppenheimerFunds, Inc.                           SAST      STOCK
Foreign Value                                      Templeton Investment Counsel, LLC                SAST      STOCK
Fundamental Growth                                 Wells Capital Management Incorporated            SAST      STOCK
Global Bond                                        Goldman Sachs Asset Management International     SAST      BOND
Global Equities                                    J.P. Morgan Investment Management Inc.           SAST      STOCK
Government and Quality Bond                        Wellington Management Company LLP                AST       BOND
Growth                                             Wellington Management Company LLP                AST       STOCK
Growth-Income                                      J.P. Morgan Investment Management Inc.           SAST      STOCK
Growth Opportunities                               Invesco Advisers, Inc.                           SAST      STOCK
High-Yield Bond                                    PineBridge Investments LLC                       SAST      BOND
International Diversified Equities                 Morgan Stanley Investment Management Inc.        SAST      STOCK
International Growth and Income                    Putnam Investment Management, LLC                SAST      STOCK
Invesco V.I. American Franchise Fund, Series II    Invesco Advisers, Inc.                           AVIF      STOCK
 Shares*
Invesco V.I. Comstock Fund, Series II Shares*      Invesco Advisers, Inc.                           AVIF      STOCK
Invesco V.I. Growth and Income Fund, Series II     Invesco Advisers, Inc.                           AVIF      STOCK
 Shares
Lord Abbett Growth and Income                      Lord, Abbett & Co. LLC                           LASF      STOCK
Mid-Cap Growth                                     J.P. Morgan Investment Management Inc.           SAST      STOCK
Natural Resources                                  Wellington Management Company LLP                AST       STOCK
SA AB Growth                                       AllianceBernstein L.P.                           SAST      STOCK
SA JPMorgan MFS Core Bond                          J.P. Morgan Investment Management Inc. and       SAST      BOND
                                                   Massachusetts Financial Services Company
SA Legg Mason BW Large Cap Value                   Brandywine Global Investment Management, LLC     SAST      STOCK
SA Marsico Focused Growth                          Marsico Capital Management, LLC                  SAST      STOCK
SA MFS Massachusetts Investors Trust*              Massachusetts Financial Services Company         SAST      STOCK
SA MFS Total Return*                               Massachusetts Financial Services Company         SAST      ASSET ALLOCATION
Small & Mid Cap Value                              AllianceBernstein L.P.                           SAST      STOCK
Technology                                         Columbia Management Investment Advisers, LLC     SAST      STOCK
Telecom Utility                                    Massachusetts Financial Services Company         SAST      STOCK
Ultra Short Bond Portfolio                         Dimensional Fund Advisors LP                     SAST      BOND



* "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. Invesco V.I. American Franchise Fund is an equity fund seeking capital growth. Invesco V.I. Comstock Fund is an equity fund seeking capital growth and income. SA MFS Massachusetts Investors Trust is an equity fund seeking reasonable current income and long-term growth of capital and income. SA MFS Total Return is an equity fund seeking reasonable current income, long term capital growth and conservation of capital.


YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.AIG.COM/ANNUITIES. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.


                                       11



SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.


FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     o Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     o Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     o Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.


DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instructions on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.


                                       12



DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Fixed Accounts are not available as target accounts for the DCA program. Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

The DCA Fixed Accounts only accept initial and subsequent Purchase Payments because they are offered as source accounts exclusively to facilitate the DCA program for a specified time period. You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target account allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file. Upon notification of your death, we will terminate the DCA program unless your Beneficiary instructs us otherwise and we will transfer the remaining money according to the current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:


 MONTH     ACCUMULATION UNIT VALUE     UNITS PURCHASED
   1                $ 7.50                   100
   2                $ 5.00                   150
   3                $10.00                    75
   4                $ 7.50                   100
   5                $ 5.00                   150
   6                $ 7.50                   100

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY TIME AND WE WILL PROVIDE YOU NOTICE AT LEAST 30 DAYS PRIOR TO MODIFICATION, SUSPENSION OR TERMINATION OF THE DCA PROGRAM. IN THE EVENT OF SUSPENSION OR TERMINATION OF THE DCA PROGRAM, WE WILL TRANSFER THE REMAINING MONEY ACCORDING TO YOUR CURRENT DCA TARGET ALLOCATIONS ON FILE.


TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts, subject to the Company's and the Underlying Funds' short term trading policies, by telephone (800) 445-7862, through the Company's website (www.aig.com/annuities), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570 or by facsimile. All transfer instructions submitted via facsimile must be sent to
(818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all


                                       13



times. Any telephone, fax or computer system, whether it is yours, your broker-dealer's, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center.


Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next NYSE business day.


Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit.


SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or
(3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 5 transfers in a rolling 6-month look-back period ("6-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 5th transfer in a 6-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 5th transfer in a 6-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12 months from the date of your 5th transfer request ("Standard U.S. Mail Policy").

For example, if you made a transfer on August 16, 2014 and within the previous six months (from February 17, 2014 forward) you made 5 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2014 must be submitted by U.S. Mail (from August 17, 2014 through August 16, 2015).

U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are modified, suspended or terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.


                                       14



Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1)    the number of transfers made in a defined period;

     (2)    the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.


UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.


                                       15



TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.


AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if applicable, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if applicable, resulting from your transfer which will replace any previous rebalancing instructions you may have provided ("Default Rebalancing Instructions"). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME AND WE WILL NOTIFY YOU PRIOR TO EXERCISING THAT RIGHT. IN THE EVENT OF MODIFICATION, WE WILL ADMINISTER THE PROGRAM ACCORDING TO THE PARAMETERS OF THE MODIFICATION. IN THE EVENT OF SUSPENSION OR TERMINATION OF THE PROGRAM, WE WILL NO LONGER ADMINISTER THE PROGRAM AND YOUR INVESTMENTS WILL NO LONGER BE REBALANCED.



VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. As a result of this proportionate voting, the vote of a small number of contract owners can determine the outcome of a vote. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


You can access money in your contract by making a systematic, partial, or total withdrawal (surrender), and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next NYSE business day.


If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the minimum amount you can withdraw is $1,000. We require that the value left in any Variable Portfolio or available Fixed Account be at least $100 after the withdrawal, and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio, Fixed Account or DCA Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.


SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $100 remaining in your contract at all


                                       16



times, or withdrawals may be discontinued. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2.

Please contact our Annuity Service Center which can provide the necessary enrollment forms.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME AND WE WILL NOTIFY YOU PRIOR TO EXERCISING THAT RIGHT.



MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.


QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

You designate your Beneficiary(ies) who will receive any death benefit payments. You may change the Beneficiary at any time. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary. Joint Annuitants, if any, when the Owner is a non-natural person shall be each other's sole Beneficiary, except when the Owner is a charitable remainder trust. In designating your Beneficiary, you may impose restrictions on the timing and manner of the payment of death benefits. Those restrictions can govern the payment of the death benefit.

If the contract is owned by a trust or any other non-natural person, we will treat the death of the Primary Annuitant as the death of any Owner.

If any contract is owned by a trust, whether as an agent for a natural person or otherwise, you should consider the contractual provisions that apply, including provisions that apply in the event of the death or change of an Annuitant, in determining whether the contract is an appropriate trust investment. You may wish to consult with your tax and/or legal adviser.


We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death in Good Order. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next NYSE business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the a money market or similar portfolio, or available Fixed Account by contacting the Annuity Service Center. We consider due proof of death in Good Order to be satisfactory written proof of death which may include: (1) a certified copy of the death certificate; (2) a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death.


For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, The United States Life Insurance Company in the City of New York, to the same Owner/Annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death received by us in Good Order, we pay a lump sum death benefit by check to the Beneficiary's address of record, unless otherwise required by state law.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.


                                       17



EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program, if available, can allow a Beneficiary to take the death benefit amount in the form of annuity income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution. The contract continues in the original Owner's name for the benefit of the Beneficiary. The Beneficiary may elect the Extended Legacy Program on the Death Claim Form. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death.

A Beneficiary may withdraw all or a portion of the contract value at any time, name their own Beneficiary to receive any remaining unpaid amount in the contract in the event of their death and make transfers among investment options.

There are certain restrictions applicable to this program. No Purchase Payments are permitted. Optional features, including death benefits, elected by the original Owner are not available and any changes associated with these features will no longer be deducted. The contract may not be assigned and ownership may not be changed or jointly owned. Any Fixed Accounts that may have been available to the original Owner will no longer be available for investment to the Beneficiary.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.


OTHER BENEFICIARY CONTINUATION OPTIONS

The Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed by the fifth anniversary of death. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).

Please consult a qualified adviser regarding tax implications of these options and your particular circumstances.


DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equal total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.


DEATH BENEFIT OPTIONS

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 81st birthday or date of death. The anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments since that contract anniversary.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS IF YOUR CONTRACT WAS ISSUED BETWEEN OCTOBER 24, 2001 AND APRIL 30, 2009.


OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1.   Contract value; or

     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of the withdrawal; or


                                       18



     3. Contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each withdrawal recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

For Option 1, in the state of Washington, Net Purchase Payments are compounded at 3% annual growth rate regardless of the issue age.


OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Purchase Payments since that contract anniversary.

If you are age 90 or older at the time of death and selected the Maximum Anniversary Option, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this Option if:

     o     you are age 81 or older at the time of contract issue; or

     o     you are age 90 or older at the time of your death.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS IF YOUR CONTRACT WAS ISSUED BETWEEN FEBRUARY 21, 1997 AND OCTOBER 23, 2001:


OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greater of:

     1.   Contract value; or

     2. Total Purchase Payments less withdrawals, compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death; or

     3. Contract value on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death.


OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

The death benefit is the greater of:

     1.   Contract value; or

     2.   Total Purchase Payments less any withdrawals; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals, since that contract anniversary.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of option 2 if:

     o     you are age 81 or older at the time of contract issue; or

     o     you are age 90 or older at the time of your death.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTION IF YOUR CONTRACT WAS ISSUED PRIOR TO FEBRUARY 21, 1997.


OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greater of:

     1.   Contract value; or

     2. Total Purchase Payments less withdrawals, ( and any fees or charges applicable to such withdrawals, compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death; or

     3. Contract value on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals, (and any fees or charges applicable to such withdrawals), since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death.

IF YOU PURCHASED YOUR CONTRACT PRIOR TO MAY 1, 2009, YOU MAY HAVE ELECTED ESTATEPLUS WHICH IS NO LONGER OFFERED.


                                       19



THE FOLLOWING IS A DESCRIPTION OF THE ESTATEPLUS DEATH BENEFIT, IF ELECTED, FOR CONTRACTS ISSUED BETWEEN MARCH 20, 2001 AND APRIL 30, 2009:


OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional earnings enhancement benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issued your contract. This benefit is not available for election in Washington.

You must have elected EstatePlus at the time we issued your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:


 CONTRACT YEAR        ESTATEPLUS             MAXIMUM
    OF DEATH          PERCENTAGE       ESTATEPLUS BENEFIT
 Years 0 - 4      25% of Earnings     40% of Net Purchase
                                      Payments
 Years 5 - 9      40% of Earnings     65% of Net Purchase
                                      Payments*
 Years 10+        50% of Earnings     75% of Net Purchase
                                      Payments*

The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:


 CONTRACT YEAR        ESTATEPLUS             MAXIMUM
    OF DEATH          PERCENTAGE       ESTATEPLUS BENEFIT
 All Contract     25% of Earnings     40% of Net Purchase
 Years                                Payments*

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.


What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.


What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. PLEASE SEE SPOUSAL CONTINUATION BELOW.


SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract.

Non-spousal joint Owners (which can include Domestic Partners) who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as, under current tax law, they are not eligible for spousal continuation of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, he/she will be subject to investment risk as was the original Owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date ("Continuation Contribution"), if any. We will add any Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the


                                       20



date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.


SEPARATE ACCOUNT EXPENSES

The mortality and expense risk charge and distribution expense charge is 1.52% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the fees are set by the Underlying Funds' own board of directors.


12b-1 FEES

Certain Underlying Funds available in this product assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.

There is an annualized 0.25% fee applicable to Series II of the AIM Invesco Insurance Funds (Invesco Variable Insurance Funds), Class 2 shares of the American Funds Insurance Series, and Class 3 shares of SunAmerica Series Trust. This amount is generally used to pay financial intermediaries for services provided over the life of your contract. If you invested in Class 1 shares of Anchor Series Trust or SunAmerica Series Trust, the Underlying Funds are not subject to 12b-1 Fees.

Only Class 2 shares of AST and SAST Underlying Funds were available to Owners who purchased their contracts from certain broker dealers between July 9, 2001 and January 10, 2003, with the exception of the Foreign Value, SA Marsico Focused Growth and Small & Mid Cap Value Underlying Funds of SAST which are available as Class 3 shares.

The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.

There are deductions from and expenses paid out of the assets of each Underlying Fund. DETAILED INFORMATION ABOUT THESE DEDUCTIONS AND EXPENSES CAN BE FOUND IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS.


TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.


OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).

EstatePlus is no longer offered for election.

                                       21



PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.


REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE


We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of affiliated and unaffiliated broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and AIG Capital Services, Inc., the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 2.50% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually for the life of the contract.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.

We provide a list of firms to whom we paid annual amounts greater than $5,000 under these revenue sharing


                                       22




arrangements in 2015 in the Statement of Additional Information which is available upon request.


NON-CASH COMPENSATION. Some registered representatives and their supervisors may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. YOU SHOULD DISCUSS WITH YOUR SELLING FIRM AND/OR REGISTERED REPRESENTATIVE HOW THEY ARE COMPENSATED FOR SALES OF A CONTRACT AND/OR ANY RESULTING REAL OR PERCEIVED CONFLICTS OF INTEREST. YOU MAY WISH TO TAKE SUCH REVENUE SHARING ARRANGEMENTS INTO ACCOUNT WHEN CONSIDERING OR EVALUATING ANY RECOMMENDATION RELATING TO THIS CONTRACT.


PAYMENTS WE RECEIVE

We and our affiliates may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that pay us higher amounts. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We and our affiliates generally receive three kinds of payments described below.

RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds. These fees are deducted directly from the assets of the Underlying Funds. PLEASE SEE EXPENSES ABOVE.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.525% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the profits the investment adviser realizes on the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. The payments we receive are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. The amount may be significant. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INCOME PHASE


WHAT IS THE INCOME PHASE?

During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.

BEGINNING THE INCOME PHASE IS AN IMPORTANT EVENT. YOU HAVE DIFFERENT OPTIONS AVAILABLE TO YOU. YOU SHOULD DISCUSS YOUR OPTIONS WITH YOUR FINANCIAL REPRESENTATIVE AND/OR TAX ADVISOR SO THAT TOGETHER YOU MAY MAKE THE BEST DECISION FOR YOUR PARTICULAR CIRCUMSTANCES.


                                       23



WHEN DOES THE INCOME PHASE BEGIN?

Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.

If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date, except as specified below. For contracts issued prior to January 1, 2001, the Latest Annuity Date is defined as the first business day of the month following your 90th birthday or 10 years after your contract issue date, whichever is later. For contracts issued on or after January 1, 2001, your Latest Annuity Date is defined as the first business day of the month following your 95th birthday or 10 years after your contract issue date, whichever is later. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth.


HOW DO I ELECT TO BEGIN THE INCOME PHASE?

You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.


WHAT IS THE IMPACT ON THE DEATH BENEFIT IF I ANNUITIZE?

Upon annuitizing the contract, the death benefit will terminate. PLEASE SEE DEATH BENEFITS ABOVE.

CAN I EXTEND THE ACCUMULATION PHASE PAST THE LATEST ANNUITY DATE?

If you do not begin the Income Phase earlier, annuity income payments must begin on your Latest Annuity Date. For contracts issued prior to January 1, 2001, with a Latest Annuity Date of age 90, we may offer you the opportunity to extend your Accumulation Phase up to age 95 at our sole discretion. Currently, we allow extensions of the Accumulation Phase, in one-year increments ("Extension Periods"), provided your contract is eligible for an Extension Period as described below upon your request. Accepting our offer to extend the Accumulation Phase does not preclude you from requesting to annuitize your contract prior to the end of the Extension Period. If you enter an Extension Period, your contract remains in the Accumulation Phase, you retain all current benefits, and can choose to surrender or annuitize in the future.


In accordance with the Company's final settlement of a multi-state audit and market conduct examination, and other related state regulatory inquiries regarding unclaimed property, if you qualify for Extension Periods you must notify us that you want to extend your Accumulation Phase.


If you do not notify us that you wish to enter an Extension Period, your contract will be annuitized on the Latest Annuity Date using the default option specified below. You can elect a different Annuity Payout Option by completing and mailing an Annuity Option Selection Form to our Annuity Service Center.

If you enter an Extension Period, your contract remains in the Accumulation Phase, you retain all current benefits, and can choose to surrender or annuitize in the future. If you do not wish to enter or continue an Extension Period, you can elect to annuitize by mailing a completed Annuity Option Selection Form to our Annuity Service Center. Accepting our offer to extend the Accumulation Phase does not preclude you from requesting to annuitize your contract prior to the end of the Extension Period.

EXTENSION PERIODS WILL NOT BE OFFERED BEYOND THE FIRST BUSINESS DAY OF THE MONTH FOLLOWING YOUR 95TH BIRTHDAY. If your Accumulation Phase is extended to the first business day of the month following your 95th birthday but you have not selected an Annuity Payout Option by that date, we will automatically annuitize your contract using the default option specified below.

We will contact you prior to your Latest Annuity Date to inform you of Extension Periods, if available. Currently, you may be eligible for an Extension Period provided you do not have a Leveraged Death Benefit. A Leveraged Death Benefit is determined as follows:

     (1) a withdrawal is taken after May 2, 2011 (unless taken as a systematic withdrawal of the RMD for this contract); and

     (2) the death benefit to contract value ratio is 300% or more, on the date we determine eligibility for an Extension Period.

If we determine you are not eligible for an Extension Period due to having a Leveraged Death Benefit, as defined above, we will not allow any extensions of your Accumulation Phase, and your contract will be annuitized on the Latest Annuity Date. Subsequently, if we determine you are no longer eligible for an Extension Period, we will then annuitize your contract on the first business day of the month following the end of the current Extension Period in accordance with the default annuity income payment option specified below and in your contract. You may select another annuity income payment option so long as you notify us in writing at least 30 days prior to that date.

We reserve the right, at our sole discretion, to refuse to offer Extension Periods, regardless of whether we may have granted Extension Periods in the past to you or other similarly situated contract owners.


                                       24



ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.

If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.


ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.


ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.


ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.


ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.


ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.


FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed and may fluctuate as described under ANNUITY INCOME PAYMENTS below.


ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.


                                       25



If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     o for life income options, your age when annuity income payments begin; and

     o the contract value attributable to the Variable Portfolios on the Annuity Date; and

     o the 3.5% assumed investment rate used in the annuity table for the contract; and

     o the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of fixed annuity income payments, if elected, is based on the guaranteed minimum interest rate specified in your contract and will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.


TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.


DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE CONTRACTS PROVIDE TAX-DEFERRED ACCUMULATION OVER TIME, BUT MAY BE SUBJECT TO CERTAIN FEDERAL INCOME AND EXCISE TAXES, MENTIONED BELOW. REFER TO THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DETAILS. SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE ("IRC"). WE DO NOT ATTEMPT TO DESCRIBE ANY POTENTIAL ESTATE OR GIFT TAX, OR ANY APPLICABLE STATE, LOCAL OR FOREIGN TAX LAW OTHER THAN POSSIBLE PREMIUM TAXES MENTIONED UNDER "PREMIUM TAX CHARGE." DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLANS AND PROGRAMS ARE INTENDED FOR GENERAL INFORMATIONAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES.



ANNUITY CONTRACTS IN GENERAL

The IRC provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investment arrangements that satisfy specific IRC requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under an employer-sponsored retirement plan, or an Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your Non-Qualified contract.

If you purchase your contract under a qualified employer-sponsored retirement plan or an IRA, your contract is referred to as a Qualified contract.

Examples of qualified plans or arrangements are: traditional (pre-tax) IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans (including 401(k) plans), and governmental 457(b) deferred compensation plans. Typically, for employer plans and tax deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.



U.S. DEPARTMENT OF LABOR FIDUCIARY REGULATION

On April 8, 2016 the United States Department of Labor published its final regulation defining fiduciary advice, along with related revisions to certain existing guidance, as well



                                       26




as a new exemption from specific ERISA prohibitions. The requirements under the regulation and related guidance apply primarily to ERISA plans and IRAs. While the new requirements generally will not impact your rights under the Contract, they may, however, affect recommendations made by your financial representative and your financial representative's ability to make those recommendations. More specifically, the regulation and related guidance generally will apply to recommendations to buy, sell or hold interests in the Contract, as well as recommendations for distributions and rollovers to/from the Contract where the Contract is in an ERISA plan or IRA. The initial compliance date for portions of the new regulation is April 10, 2017, while compliance with other portions of the regulation and guidance is required by January 1, 2018.



AGGREGATION OF CONTRACTS

Federal tax rules generally require that all Non-Qualified contracts issued by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.


TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     o     after attaining age 59 1/2;

     o     when paid to your Beneficiary after you die;

     o     after you become disabled (as defined in the IRC);

     o when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     o     under an immediate annuity contract;

     o when attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange").


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer's plan.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     o     after attainment of age 59 1/2;

     o     when paid to your Beneficiary after you die;

     o     after you become disabled (as defined in the IRC);

     o as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     o payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     o dividends paid with respect to stock of a corporation described in IRC Section 404(k);


                                       27



     o for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     o transfers to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     o for payment of health insurance if you are unemployed and meet certain requirements;

     o distributions from IRAs for qualifying higher education expenses or first home purchases, with certain limitations;

     o amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;

     o payments to certain individuals called up for active duty after September 11, 2001; and

     o payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

The IRC limits the withdrawal of an employee's elective deferral Purchase Payments from a Tax-Sheltered Annuity (TSA) contract under IRC 403(b). Generally, withdrawals can only be made when an Owner: (1) reaches age 59 1/2;
(2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the
IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.

Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) contracts. You may wish to discuss the new regulations and/or the general information above with your tax adviser.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.


REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you sever employment from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. If you choose to delay your first distribution until the year after the year in which you reach 70 1/2 or sever employment, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.


                                       28



You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information. You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. Upon notification of your death, we will terminate the automatic required minimum distribution unless your Beneficiary instructs us otherwise. We reserve the right to change or discontinue this service at any time.

IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and/or living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.


TAX TREATMENT OF DEATH BENEFITS

The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.


Enhanced death benefits are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2, unless another exception applies.


If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.


CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser.

Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.


FOREIGN ACCOUNT TAX COMPLIANCE ("FATCA")

A Contract Owner who is not a "United States person" which is defined to mean:

     o     a citizen or resident of the United States

     o a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia


     o any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)

should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8 BEN-E, Form W-8 IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, the Form W-8 BEN-E, is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. An entity, for this purpose, will be considered a foreign entity unless it provide an applicable such withholding certifications to the contrary. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form



                                       29




incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or acceptable substitute form.



OTHER WITHHOLDING TAX

A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.


DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE DISTRIBUTOR



AIG Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG Capital Services, Inc., an indirect, wholly-owned subsidiary of AGL, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"). No underwriting fees are retained by AIG Capital Services, Inc. in connection with the distribution of the contracts.



THE COMPANY


American General Life Insurance Company ("AGL") is a stock life insurance company organized under the laws of the state of Texas on April 11, 1960. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.


Effective December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), a former affiliate of AGL, merged with and into AGL ("Merger"). Before the Merger, contracts in all states except New York were issued by SunAmerica Annuity. Upon the Merger, all contractual obligations of SunAmerica Annuity became obligations of AGL.

The Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from SunAmerica Annuity to AGL. The Merger also did not result in any adverse tax consequences for any contract Owners.


                                       30



OWNERSHIP STRUCTURE OF THE COMPANY

AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

AGL is regulated for the benefit of policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.


AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.


OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.

The Company is exposed to market risk, interest rate risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the Company's financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.


THE SEPARATE ACCOUNT

Before December 31, 2012, Variable Annuity Account Four was a separate account of SunAmerica Annuity, originally established under California law on November 8, 1994. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, Variable Annuity Account Four was transferred to and became a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.


THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these


                                       31



obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.


GUARANTEE OF INSURANCE OBLIGATIONS

The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor").

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

Guarantees for contracts and certificates issued prior to the Merger will continue after the Merger. As a result, the Merger of SunAmerica Annuity into AGL will not impact the insurance obligations under the Guarantee. PLEASE SEE THE COMPANY ABOVE FOR MORE DETAILS REGARDING THE MERGER.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home, an affiliate of the Company, is an indirect wholly owned subsidiary of American International Group, Inc.


FINANCIAL STATEMENTS

The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.


THE COMPANY, THE SEPARATE ACCOUNT AND THE GUARANTOR

The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. The financial statements of the Guarantor are provided in relation to its ability to meet its obligations under the Guarantee. PLEASE SEE GUARANTEE OF INSURANCE OBLIGATIONS ABOVE.


INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Guarantor and Separate Account are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract Owners to read and understand the financial statements.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial Center, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862

                                       32



ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.


We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, if available, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.


BUSINESS DISRUPTION AND CYBER SECURITY RISKS

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit Values ("AUVs"), cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.



LEGAL PROCEEDINGS


There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various lawsuits against the Company have arisen in the ordinary course of business. As of April 29, 2016, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.



REGISTRATION STATEMENTS


Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its General Account, American Home, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.



                                       33

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. The table of contents of the SAI is listed below.

Separate Account and the Company

General Account

Performance Data

Annuity Income Payments

Annuity Unit Values

Taxes

Broker-Dealer Firms Receiving Revenue Sharing Payments

Distribution of Contracts

Financial Statements

                                       34

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                                        FISCAL          FISCAL          FISCAL
                                                         YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED
VARIABLE PORTFOLIOS                                    12/31/06        12/31/07        12/31/08
================================================== =============== =============== ===============
AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$15.776      (a)$17.604      (a)$17.254
                                                   (b)$15.589      (b)$17.351      (b)$16.964
 Ending AUV....................................... (a)$17.604      (a)$17.254      (a)$8.048
                                                   (b)$17.351      (b)$16.964      (b)$7.893
 Ending Number of AUs............................. (a)551,178      (a)472,972      (a)388,768
                                                   (b)4,239        (b)3,201        (b)3,185

---------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$15.658      (a)$17.446      (a)$17.074
                                                   (b)$15.496      (b)$17.221      (b)$16.813
 Ending AUV....................................... (a)$17.446      (a)$17.074      (a)$7.952
                                                   (b)$17.221      (b)$16.813      (b)$7.810
 Ending Number of AUs............................. (a)41,385       (a)39,546       (a)26,953
                                                   (b)5,333        (b)4,137        (b)4,112

---------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$18.325      (a)$21.736      (a)$24.587
                                                   (b)$18.167      (b)$21.494      (b)$24.253
 Ending AUV....................................... (a)$21.736      (a)$24.587      (a)$14.919
                                                   (b)$21.494      (b)$24.253      (b)$14.680
 Ending Number of AUs............................. (a)1,852,469    (a)1,981,668    (a)1,690,798
                                                   (b)71,713       (b)59,744       (b)54,833

---------------------------------------------------
AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$18.599      (a)$20.190      (a)$22.342
                                                   (b)$18.448      (b)$19.977      (b)$22.050
 Ending AUV....................................... (a)$20.190      (a)$22.342      (a)$12.329
                                                   (b)$19.977      (b)$22.050      (b)$12.137
 Ending Number of Aus............................. (a)2,213,982    (a)2,246,398    (a)2,089,498
                                                   (b)87,147       (b)79,207       (b)72,594

---------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$16.088      (a)$18.254      (a)$18.886
                                                   (b)$15.952      (b)$18.055      (b)$18.633
 Ending AUV....................................... (a)$18.254      (a)$18.886      (a)$11.561
                                                   (b)$18.055      (b)$18.633      (b)$11.377
 Ending Number of AUs............................. (a)4,482,719    (a)4,777,257    (a)5,006,870
                                                   (b)157,939      (b)154,653      (b)128,400

---------------------------------------------------
ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$23.083      (a)$25.309      (a)$27.031
                                                   (b)$22.816      (b)$24.953      (b)$26.585
 Ending AUV....................................... (a)$25.309      (a)$27.031      (a)$20.487
                                                   (b)$24.953      (b)$26.585      (b)$20.099
 Ending Number of AUs............................. (a)1,596,213    (a)1,514,381    (a)1,228,597
                                                   (b)7,924        (b)9,451        (b)9,043

---------------------------------------------------
ASSET ALLOCATION - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$22.936      (a)$25.110      (a)$26.779
                                                   (b)$22.708      (b)$24.798      (b)$26.380
 Ending AUV....................................... (a)$25.110      (a)$26.779      (a)$20.265
                                                   (b)$24.798      (b)$26.380      (b)$19.914
 Ending Number of AUs............................. (a)564,600      (a)502,047      (a)451,067
                                                   (b)20,414       (b)19,709       (b)17,973

---------------------------------------------------
BALANCED - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$15.017      (a)$16.398      (a)$17.023
                                                   (b)$14.835      (b)$16.158      (b)$16.733
 Ending AUV....................................... (a)$16.398      (a)$17.023      (a)$12.425
                                                   (b)$16.158      (b)$16.733      (b)$12.183
 Ending Number of AUs............................. (a)1,154,984    (a)970,721      (a)828,947
                                                   (b)7,553        (b)6,923        (b)6,063

---------------------------------------------------



                                                        FISCAL          FISCAL          FISCAL          FISCAL          FISCAL
                                                         YEAR            YEAR            YEAR            YEAR            YEAR
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIOS                                    12/31/09        12/31/10        12/31/11        12/31/12        12/31/13
================================================== =============== =============== =============== =============== ===============
AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$8.048       (a)$11.136      (a)$13.288      (a)$12.829      (a)$14.685
                                                   (b)$7.893       (b)$10.894      (b)$12.967      (b)$12.488      (b)$14.258
 Ending AUV....................................... (a)$11.136      (a)$13.288      (a)$12.829      (a)$14.685      (a)$20.675
                                                   (b)$10.894      (b)$12.967      (b)$12.488      (b)$14.258      (b)$20.025
 Ending Number of AUs............................. (a)293,591      (a)255,549      (a)222,790      (a)199,694      (a)179,897
                                                   (b)3,329        (b)3,039        (b)3,026        (b)3,024        (b)3,019

---------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$7.952       (a)$10.986      (a)$13.090      (a)$12.619      (a)$14.422
                                                   (b)$7.810       (b)$10.764      (b)$12.793      (b)$12.301      (b)$14.025
 Ending AUV....................................... (a)$10.986      (a)$13.090      (a)$12.619      (a)$14.422      (a)$20.275
                                                   (b)$10.764      (b)$12.793      (b)$12.301      (b)$14.025      (b)$19.667
 Ending Number of AUs............................. (a)24,575       (a)17,836       (a)15,085       (a)9,908        (a)8,981
                                                   (b)3,728        (b)3,560        (b)3,783        (b)3,771        (b)108

---------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$14.919      (a)$20.911      (a)$23.014      (a)$20.653      (a)$24.930
                                                   (b)$14.680      (b)$20.524      (b)$22.531      (b)$20.169      (b)$24.285
 Ending AUV....................................... (a)$20.911      (a)$23.014      (a)$20.653      (a)$24.930      (a)$31.720
                                                   (b)$20.524      (b)$22.531      (b)$20.169      (b)$24.285      (b)$30.823
 Ending Number of AUs............................. (a)1,499,823    (a)1,351,840    (a)1,192,228    (a)1,030,450    (a)914,235
                                                   (b)54,584       (b)46,807       (b)33,932       (b)29,333       (b)27,746

---------------------------------------------------
AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$12.329      (a)$16.929      (a)$19.788      (a)$18.656      (a)$21.661
                                                   (b)$12.137      (b)$16.624      (b)$19.383      (b)$18.229      (b)$21.112
 Ending AUV....................................... (a)$16.929      (a)$19.788      (a)$18.656      (a)$21.661      (a)$27.758
                                                   (b)$16.624      (b)$19.383      (b)$18.229      (b)$21.112      (b)$26.988
 Ending Number of Aus............................. (a)1,901,648    (a)1,700,753    (a)1,508,789    (a)1,335,741    (a)1,221,331
                                                   (b)68,409       (b)50,806       (b)55,051       (b)45,407       (b)38,964

---------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$11.561      (a)$14.944      (a)$16.399      (a)$15.856      (a)$18.347
                                                   (b)$11.377      (b)$14.670      (b)$16.059      (b)$15.489      (b)$17.876
 Ending AUV....................................... (a)$14.944      (a)$16.399      (a)$15.856      (a)$18.347      (a)$24.126
                                                   (b)$14.670      (b)$16.059      (b)$15.489      (b)$17.876      (b)$23.449
 Ending Number of AUs............................. (a)4,092,204    (a)3,655,834    (a)3,157,740    (a)2,817,911    (a)2,494,967
                                                   (b)118,698      (b)94,951       (b)92,443       (b)91,574       (b)84,572

---------------------------------------------------
ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$20.487      (a)$24.678      (a)$27.673      (a)$27.508      (a)$30.329
                                                   (b)$20.099      (b)$24.150      (b)$27.013      (b)$26.785      (b)$29.458
 Ending AUV....................................... (a)$24.678      (a)$27.673      (a)$27.508      (a)$30.329      (a)$35.216
                                                   (b)$24.150      (b)$27.013      (b)$26.785      (b)$29.458      (b)$34.119
 Ending Number of AUs............................. (a)1,066,473    (a)945,864      (a)804,770      (a)679,218      (a)584,102
                                                   (b)7,860        (b)10,338       (b)8,657        (b)7,002        (b)6,024

---------------------------------------------------
ASSET ALLOCATION - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$20.265      (a)$24.374      (a)$27.291      (a)$27.088      (a)$29.821
                                                   (b)$19.914      (b)$23.892      (b)$26.684      (b)$26.419      (b)$29.012
 Ending AUV....................................... (a)$24.374      (a)$27.291      (a)$27.088      (a)$29.821      (a)$34.574
                                                   (b)$23.892      (b)$26.684      (b)$26.419      (b)$29.012      (b)$33.552
 Ending Number of AUs............................. (a)388,375      (a)292,869      (a)300,762      (a)235,759      (a)239,241
                                                   (b)17,240       (b)16,735       (b)15,103       (b)12,130       (b)7,966

---------------------------------------------------
BALANCED - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$12.425      (a)$15.179      (a)$16.719      (a)$16.841      (a)$18.765
                                                   (b)$12.183      (b)$14.845      (b)$16.311      (b)$16.389      (b)$18.215
 Ending AUV....................................... (a)$15.179      (a)$16.719      (a)$16.841      (a)$18.765      (a)$22.083
                                                   (b)$14.845      (b)$16.311      (b)$16.389      (b)$18.215      (b)$21.383
 Ending Number of AUs............................. (a)717,776      (a)648,513      (a)573,907      (a)502,733      (a)529,144
                                                   (b)5,427        (b)5,154        (b)9,358        (b)9,050        (b)8,031

---------------------------------------------------



                                                        FISCAL         FISCAL
                                                         YEAR           YEAR
                                                        ENDED           ENDED
VARIABLE PORTFOLIOS                                    12/31/14       12/31/15
================================================== =============== ==============
AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$20.675      (a)$20.475
                                                   (b)$20.025      (b)$19.782
 Ending AUV....................................... (a)$20.475      (a)$19.927
                                                   (b)$19.782      (b)$19.204
 Ending Number of AUs............................. (a)159,129      (a)143,799
                                                   (b)3,013        (b)2,220

---------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$20.275      (a)$20.049
                                                   (b)$19.667      (b)$19.399
 Ending AUV....................................... (a)$20.049      (a)$19.484
                                                   (b)$19.399      (b)$18.805
 Ending Number of AUs............................. (a)8,788        (a)7,721
                                                   (b)108          (b)108

---------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$31.720      (a)$31.965
                                                   (b)$30.823      (b)$30.983
 Ending AUV....................................... (a)$31.965      (a)$33.666
                                                   (b)$30.983      (b)$32.551
 Ending Number of AUs............................. (a)618,068      (a)543,616
                                                   (b)22,141       (b)22,786

---------------------------------------------------
AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$27.758      (a)$29.666
                                                   (b)$26.988      (b)$28.771
 Ending AUV....................................... (a)$29.666      (a)$31.222
                                                   (b)$28.771      (b)$30.205
 Ending Number of Aus............................. (a)744,164      (a)652,131
                                                   (b)22,424       (b)20,921

---------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$24.126      (a)$26.289
                                                   (b)$23.449      (b)$25.487
 Ending AUV....................................... (a)$26.289      (a)$26.269
                                                   (b)$25.487      (b)$25.404
 Ending Number of AUs............................. (a)1,769,145    (a)1,459,055
                                                   (b)60,754       (b)51,259

---------------------------------------------------
ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$35.216      (a)$37.272
                                                   (b)$34.119      (b)$36.021
 Ending AUV....................................... (a)$37.272      (a)$36.078
                                                   (b)$36.021      (b)$34.780
 Ending Number of AUs............................. (a)492,717      (a)436,612
                                                   (b)5,740        (b)3,563

---------------------------------------------------
ASSET ALLOCATION - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$34.574      (a)$36.538
                                                   (b)$33.552      (b)$35.370
 Ending AUV....................................... (a)$36.538      (a)$35.314
                                                   (b)$35.370      (b)$34.099
 Ending Number of AUs............................. (a)238,838      (a)221,504
                                                   (b)7,838        (b)7,717

---------------------------------------------------
BALANCED - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$22.083      (a)$24.239
                                                   (b)$21.383      (b)$23.412
 Ending AUV....................................... (a)$24.239      (a)$23.881
                                                   (b)$23.412      (b)$23.008
 Ending Number of AUs............................. (a)453,432      (a)424,143
                                                   (b)8,332        (b)8,252

---------------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.


            EstatePlus is no longer being offered to contracts issued on or after May 1, 2009.

                                      A-1



                                               FISCAL           FISCAL           FISCAL          FISCAL
                                                YEAR             YEAR             YEAR            YEAR
                                                ENDED            ENDED            ENDED          ENDED
VARIABLE PORTFOLIOS                           12/31/06         12/31/07         12/31/08        12/31/09
========================================= ================ ================ ================ =============
BALANCED - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$14.912       (a)$16.259       (a)$16.856       (a)$12.285
                                          (b)$14.763       (b)$16.056       (b)$16.604       (b)$12.072
 Ending AUV.............................. (a)$16.259       (a)$16.856       (a)$12.285       (a)$14.985
                                          (b)$16.056       (b)$16.604       (b)$12.072       (b)$14.688
 Ending Number of AUs.................... (a)234,198       (a)208,851       (a)163,676       (a)145,783
                                          (b)9,439         (b)8,357         (b)7,166         (b)5,901

------------------------------------------
BLUE CHIP GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$6.056        (a)$6.357        (a)$7.142        (a)$4.290
                                          (b)$5.980        (b)$6.261        (b)$7.017        (b)$4.205
 Ending AUV.............................. (a)$6.357        (a)$7.142        (a)$4.290        (a)$5.782
                                          (b)$6.261        (b)$7.017        (b)$4.205        (b)$5.653
 Ending Number of AUs.................... (a)213,613       (a)210,779       (a)164,590       (a)139,053
                                          (b)67,420        (b)53,002        (b)44,081        (b)36,553

------------------------------------------
BLUE CHIP GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$6.030        (a)$6.321        (a)$7.090        (a)$4.253
                                          (b)$5.965        (b)$6.237        (b)$6.979        (b)$4.176
 Ending AUV.............................. (a)$6.321        (a)$7.090        (a)$4.253        (a)$5.724
                                          (b)$6.237        (b)$6.979        (b)$4.176        (b)$5.606
 Ending Number of AUs.................... (a)179,160       (a)113,259       (a)118,231       (a)108,697
                                          (b)32,038        (b)30,739        (b)29,833        (b)22,037

------------------------------------------
CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$39.703       (a)$43.571       (a)$54.805       (a)$32.197
                                          (b)$39.206       (b)$42.917       (b)$53.849       (b)$31.556
 Ending AUV.............................. (a)$43.571       (a)$54.805       (a)$32.197       (a)$43.370
                                          (b)$42.917       (b)$53.849       (b)$31.556       (b)$42.400
 Ending Number of AUs.................... (a)1,137,127     (a)1,020,333     (a)940,450       (a)694,829
                                          (b)42,792        (b)35,821        (b)27,686        (b)20,933

------------------------------------------
CAPITAL APPRECIATION - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$39.522       (a)$43.307       (a)$54.407       (a)$31.906
                                          (b)$39.111       (b)$42.750       (b)$53.573       (b)$31.338
 Ending AUV.............................. (a)$43.307       (a)$54.407       (a)$31.906       (a)$42.913
                                          (b)$42.750       (b)$53.573       (b)$31.338       (b)$42.044
 Ending Number of AUs.................... (a)174,039       (a)148,220       (a)129,277       (a)103,518
                                          (b)19,486        (b)16,940        (b)15,021        (b)14,376

------------------------------------------
CAPITAL GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$7.117        (a)$8.177        (a)$9.145        (a)$4.939
                                          (b)$7.027        (b)$8.054        (b)$8.985        (b)$4.841
 Ending AUV.............................. (a)$8.177        (a)$9.145        (a)$4.939        (a)$6.981
                                          (b)$8.054        (b)$8.985        (b)$4.841        (b)$6.824
 Ending Number of AUs.................... (a)159,177       (a)156,237       (a)124,556       (a)115,452
                                          (b)9,678         (b)9,674         (b)9,656         (b)9,604

------------------------------------------
CAPITAL GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$7.074        (a)$8.115        (a)$9.063        (a)$4.887
                                          (b)$6.999        (b)$8.009        (b)$8.922        (b)$4.799
 Ending AUV.............................. (a)$8.115        (a)$9.063        (a)$4.887        (a)$6.897
                                          (b)$8.009        (b)$8.922        (b)$4.799        (b)$6.756
 Ending Number of AUs.................... (a)61,685        (a)21,307        (a)29,435        (a)33,997
                                          (b)2,503         (b)2,006         (b)1,674         (b)1,637

------------------------------------------
CASH MANAGEMENT* - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$12.997       (a)$13.394       (a)$13.787       (a)$13.740
                                          (b)$12.838       (b)$13.197       (b)$13.550       (b)$13.470
 Ending AUV.............................. (a)$13.394       (a)$13.787       (a)$13.740       (a)$13.539
                                          (b)$13.197       (b)$13.550       (b)$13.470       (b)$13.240
 Ending Number of AUs.................... (a)1,098,355     (a)1,104,516     (a)1,870,239     (a)935,603
                                          (b)12,816        (b)14,025        (b)40,250        (b)14,881

------------------------------------------



                                              FISCAL        FISCAL        FISCAL        FISCAL        FISCAL       FISCAL
                                               YEAR          YEAR          YEAR          YEAR          YEAR         YEAR
                                              ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                          12/31/10      12/31/11      12/31/12      12/31/13      12/31/14     12/31/15
========================================= ============= ============= ============= ============= ============= ============
BALANCED - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$14.985    (a)$16.481    (a)$16.577    (a)$18.442    (a)$21.671    (a)$23.751
                                          (b)$14.688    (b)$16.113    (b)$16.167    (b)$17.941    (b)$21.030    (b)$22.990
 Ending AUV.............................. (a)$16.481    (a)$16.577    (a)$18.442    (a)$21.671    (a)$23.751    (a)$23.365
                                          (b)$16.113    (b)$16.167    (b)$17.941    (b)$21.030    (b)$22.990    (b)$22.560
 Ending Number of AUs.................... (a)103,886    (a)120,107    (a)100,185    (a)106,588    (a)114,634    (a)121,437
                                          (b)6,117      (b)5,656      (b)5,409      (b)3,699      (b)3,253      (b)3,146

------------------------------------------
BLUE CHIP GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$5.782     (a)$6.408     (a)$5.958     (a)$6.548     (a)$8.640     (a)$9.524
                                          (b)$5.653     (b)$6.248     (b)$5.796     (b)$6.353     (b)$8.363     (b)$9.195
 Ending AUV.............................. (a)$6.408     (a)$5.958     (a)$6.548     (a)$8.640     (a)$9.524     (a)$9.792
                                          (b)$6.248     (b)$5.796     (b)$6.353     (b)$8.363     (b)$9.195     (b)$9.430
 Ending Number of AUs.................... (a)142,651    (a)128,808    (a)94,040     (a)85,833     (a)79,762     (a)67,727
                                          (b)10,956     (b)7,581      (b)7,515      (b)7,460      (b)7,412      (b)7,367

------------------------------------------
BLUE CHIP GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$5.724     (a)$6.333     (a)$5.880     (a)$6.452     (a)$8.501     (a)$9.357
                                          (b)$5.606     (b)$6.187     (b)$5.730     (b)$6.272     (b)$8.243     (b)$9.050
 Ending AUV.............................. (a)$6.333     (a)$5.880     (a)$6.452     (a)$8.501     (a)$9.357     (a)$9.606
                                          (b)$6.187     (b)$5.730     (b)$6.272     (b)$8.243     (b)$9.050     (b)$9.268
 Ending Number of AUs.................... (a)80,267     (a)90,689     (a)82,822     (a)65,246     (a)85,151     (a)75,264
                                          (b)21,787     (b)20,888     (b)18,096     (b)16,190     (b)15,940     (b)15,762

------------------------------------------
CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$43.370    (a)$52.425    (a)$47.995    (a)$58.566    (a)$78.348    (a)$88.928
                                          (b)$42.400    (b)$51.125    (b)$46.688    (b)$56.829    (b)$75.835    (b)$85.860
 Ending AUV.............................. (a)$52.425    (a)$47.995    (a)$58.566    (a)$78.348    (a)$88.928    (a)$95.234
                                          (b)$51.125    (b)$46.688    (b)$56.829    (b)$75.835    (b)$85.860    (b)$91.719
 Ending Number of AUs.................... (a)606,250    (a)530,630    (a)438,745    (a)372,645    (a)324,316    (a)268,986
                                          (b)16,573     (b)15,851     (b)7,696      (b)7,178      (b)8,453      (b)8,720

------------------------------------------
CAPITAL APPRECIATION - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$42.913    (a)$51.795    (a)$47.347    (a)$57.689    (a)$77.059    (a)$87.335
                                          (b)$42.044    (b)$50.620    (b)$46.157    (b)$56.098    (b)$74.748    (b)$84.505
 Ending AUV.............................. (a)$51.795    (a)$47.347    (a)$57.689    (a)$77.059    (a)$87.335    (a)$93.387
                                          (b)$50.620    (b)$46.157    (b)$56.098    (b)$74.748    (b)$84.505    (b)$90.135
 Ending Number of AUs.................... (a)85,015     (a)68,461     (a)65,319     (a)63,163     (a)59,857     (a)59,273
                                          (b)12,370     (b)11,573     (b)10,317     (b)9,449      (b)9,080      (b)8,733

------------------------------------------
CAPITAL GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$6.981     (a)$7.510     (a)$7.299     (a)$8.190     (a)$10.428    (a)$11.153
                                          (b)$6.824     (b)$7.323     (b)$7.100     (b)$7.947     (b)$10.092    (b)$10.767
 Ending AUV.............................. (a)$7.510     (a)$7.299     (a)$8.190     (a)$10.428    (a)$11.153    (a)$11.597
                                          (b)$7.323     (b)$7.100     (b)$7.947     (b)$10.092    (b)$10.767    (b)$11.168
 Ending Number of AUs.................... (a)103,416    (a)89,863     (a)78,970     (a)73,130     (a)54,566     (a)40,881
                                          (b)9,622      (b)9,057      (b)9,057      (b)9,057      (b)9,057      (b)1,307

------------------------------------------
CAPITAL GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$6.897     (a)$7.409     (a)$7.190     (a)$8.056     (a)$10.241    (a)$10.936
                                          (b)$6.756     (b)$7.239     (b)$7.008     (b)$7.832     (b)$9.932     (b)$10.580
 Ending AUV.............................. (a)$7.409     (a)$7.190     (a)$8.056     (a)$10.241    (a)$10.936    (a)$11.355
                                          (b)$7.239     (b)$7.008     (b)$7.832     (b)$9.932     (b)$10.580    (b)$10.957
 Ending Number of AUs.................... (a)33,254     (a)35,359     (a)38,905     (a)34,945     (a)32,566     (a)27,969
                                          (b)1,684      (b)1,837      (b)1,800      (b)1,771      (b)1,739      (b)1,707

------------------------------------------
CASH MANAGEMENT* - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV........................... (a)$13.539    (a)$13.303    (a)$13.066    (a)$12.838    (a)$12.612    (a)$12.387
                                          (b)$13.240    (b)$12.977    (b)$12.714    (b)$12.460    (b)$12.210    (b)$11.962
 Ending AUV.............................. (a)$13.303    (a)$13.066    (a)$12.838    (a)$12.612    (a)$12.387    (a)$12.174
                                          (b)$12.977    (b)$12.714    (b)$12.460    (b)$12.210    (b)$11.962    (b)$11.728
 Ending Number of AUs.................... (a)680,091    (a)587,247    (a)402,820    (a)434,125    (a)500,786    (a)469,343
                                          (b)10,391     (b)11,364     (b)4,528      (b)25,752     (b)29,422     (b)45,735

------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.



        * On May 2, 2016, the Cash Management Portfolio changed to the Ultra Short Bond Portfolio.


                                      A-2



                                                 FISCAL           FISCAL           FISCAL           FISCAL
                                                  YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED
VARIABLE PORTFOLIOS                             12/31/06         12/31/07         12/31/08         12/31/09
=========================================== ================ ================ ================ ================
CASH MANAGEMENT* - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$12.915       (a)$13.289       (a)$13.658       (a)$13.591
                                            (b)$12.793       (b)$13.131       (b)$13.463       (b)$13.362
 Ending AUV................................ (a)$13.289       (a)$13.658       (a)$13.591       (a)$13.372
                                            (b)$13.131       (b)$13.463       (b)$13.362       (b)$13.114
 Ending Number of AUs...................... (a)218,021       (a)220,740       (a)444,621       (a)320,848
                                            (b)48,516        (b)68,640        (b)71,686        (b)32,033

--------------------------------------------
CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$17.217       (a)$17.951       (a)$18.648       (a)$16.938
                                            (b)$16.997       (b)$17.677       (b)$18.318       (b)$16.597
 Ending AUV................................ (a)$17.951       (a)$18.648       (a)$16.938       (a)$21.850
                                            (b)$17.677       (b)$18.318       (b)$16.597       (b)$21.356
 Ending Number of AUs...................... (a)1,152,296     (a)1,243,557     (a)1,129,362     (a)1,097,726
                                            (b)29,618        (b)26,709        (b)21,534        (b)22,482

--------------------------------------------
CORPORATE BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$17.115       (a)$17.817       (a)$18.482       (a)$16.762
                                            (b)$16.920       (b)$17.570       (b)$18.180       (b)$16.447
 Ending AUV................................ (a)$17.817       (a)$18.482       (a)$16.762       (a)$21.590
                                            (b)$17.570       (b)$18.180       (b)$16.447       (b)$21.131
 Ending Number of AUs...................... (a)411,889       (a)431,868       (a)391,404       (a)341,332
                                            (b)47,849        (b)41,742        (b)34,493        (b)34,068

--------------------------------------------
"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$10.906       (a)$13.067       (a)$12.621       (a)$9.125
                                            (b)$10.771       (b)$12.873       (b)$12.403       (b)$8.944
 Ending AUV................................ (a)$13.067       (a)$12.621       (a)$9.125        (a)$10.799
                                            (b)$12.873       (b)$12.403       (b)$8.944        (b)$10.558
 Ending Number of AUs...................... (a)366,486       (a)248,713       (a)189,963       (a)184.082
                                            (b)1,174         (b)1,174         (b)1,174         (b)1,144

--------------------------------------------
"DOGS" OF WALL STREET - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$10.855       (a)$12.986       (a)$12.524       (a)$9.041
                                            (b)$10.724       (b)$12.797       (b)$12.311       (b)$8.864
 Ending AUV................................ (a)$12.986       (a)$12.524       (a)$9.041        (a)$10.683
                                            (b)$12.797       (b)$12.311       (b)$8.864        (b)$10.449
 Ending Number of AUs...................... (a)143,323       (a)81,439        (a)60,269        (a)48,617
                                            (b)11,629        (b)11,186        (b)10,493        (b)7,926

--------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$18.148       (a)$20.859       (a)$20.567       (a)$12.463
                                            (b)$17.917       (b)$20.543       (b)$20.204       (b)$12.213
 Ending AUV................................ (a)$20.859       (a)$20.567       (a)$12.463       (a)$16.215
                                            (b)$20.543       (b)$20.204       (b)$12.213       (b)$15.850
 Ending Number of AUs...................... (a)618,674       (a)510,851       (a)378,364       (a)293,940
                                            (b)12,111        (b)10,226        (b)7,262         (b)7,262

--------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$18.039       (a)$20.703       (a)$20.381       (a)$12.332
                                            (b)$17.855       (b)$20.441       (b)$20.073       (b)$12.115
 Ending AUV................................ (a)$20.703       (a)$20.381       (a)$12.332       (a)$16.020
                                            (b)$20.441       (b)$20.073       (b)$12.115       (b)$15.700
 Ending Number of AUs...................... (a)108,264       (a)76,918        (a)63,278        (a)54,810
                                            (b)18,015        (b)17,788        (b)17,170        (b)16,346

--------------------------------------------
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 7/28/03)**
 Beginning AUV............................. (a)$15.918       (a)$19.918       (a)$22.377       (a)$12.999
                                            (b)$15.770       (b)$19.684       (b)$22.059       (b)$12.782
 Ending AUV................................ (a)$19.918       (a)$22.377       (a)$12.999       (a)$16.636
                                            (b)$19.684       (b)$22.059       (b)$12.782       (b)$16.317
 Ending Number of AUs...................... (a)809,632       (a)870,236       (a)589,502       (a)541,200
                                            (b)20,011        (b)19,415        (b)9,930         (b)10,659

--------------------------------------------



                                                FISCAL        FISCAL        FISCAL        FISCAL        FISCAL       FISCAL
                                                 YEAR          YEAR          YEAR          YEAR          YEAR         YEAR
                                                ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                            12/31/10      12/31/11      12/31/12      12/31/13      12/31/14     12/31/15
=========================================== ============= ============= ============= ============= ============= ============
CASH MANAGEMENT* - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$13.372    (a)$13.120    (a)$12.867    (a)$12.623    (a)$12.382    (a)$12.143
                                            (b)$13.114    (b)$12.835    (b)$12.556    (b)$12.287    (b)$12.023    (b)$11.761
 Ending AUV................................ (a)$13.120    (a)$12.867    (a)$12.623    (a)$12.382    (a)$12.143    (a)$11.917
                                            (b)$12.835    (b)$12.556    (b)$12.287    (b)$12.023    (b)$11.761    (b)$11.513
 Ending Number of AUs...................... (a)186,318    (a)265,927    (a)204,126    (a)227,248    (a)317,004    (a)247,799
                                            (b)9,549      (b)9,281      (b)9,636      (b)8,962      (b)9,152      (b)8,450

--------------------------------------------
CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$21.850    (a)$23.881    (a)$25.029    (a)$27.465    (a)$27.430    (a)$28.584
                                            (b)$21.356    (b)$23.283    (b)$24.341    (b)$26.643    (b)$26.543    (b)$27.591
 Ending AUV................................ (a)$23.881    (a)$25.029    (a)$27.465    (a)$27.430    (a)$28.584    (a)$27.809
                                            (b)$23.283    (b)$24.341    (b)$26.643    (b)$26.543    (b)$27.591    (b)$26.776
 Ending Number of AUs...................... (a)973,745    (a)826,600    (a)721,405    (a)616,312    (a)514,732    (a)456,257
                                            (b)21,500     (b)19,050     (b)16,628     (b)12,892     (b)12,655     (b)12,426

--------------------------------------------
CORPORATE BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$21.590    (a)$23.561    (a)$24.657    (a)$27.016    (a)$26.941    (a)$28.033
                                            (b)$21.131    (b)$23.003    (b)$24.013    (b)$26.245    (b)$26.107    (b)$27.097
 Ending AUV................................ (a)$23.561    (a)$24.657    (a)$27.016    (a)$26.941    (a)$28.033    (a)$27.232
                                            (b)$23.003    (b)$24.013    (b)$26.245    (b)$26.107    (b)$27.097    (b)$26.257
 Ending Number of AUs...................... (a)308,669    (a)292,469    (a)289,469    (a)259,641    (a)249,380    (a)238,819
                                            (b)34,107     (b)34,765     (b)35,539     (b)30,538     (b)28,390     (b)18,844

--------------------------------------------
"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$10.799    (a)$12.415    (a)$13.779    (a)$15.447    (a)$20.786    (a)$22.675
                                            (b)$10.558    (b)$12.109    (b)$13.406    (b)$14.990    (b)$20.122    (b)$21.895
 Ending AUV................................ (a)$12.415    (a)$13.779    (a)$15.447    (a)$20.786    (a)$22.675    (a)$22.794
                                            (b)$12.109    (b)$13.406    (b)$14.990    (b)$20.122    (b)$21.895    (b)$21.955
 Ending Number of AUs...................... (a)149,533    (a)142,474    (a)128,876    (a)118,599    (a)100,156    (a)78,970
                                            (b)1,140      (b)1,140      (b)1,140      (b)1,140      (b)1,140      (b)656

--------------------------------------------
"DOGS" OF WALL STREET - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$10.683    (a)$12.264    (a)$13.591    (a)$15.213    (a)$20.441    (a)$22.264
                                            (b)$10.449    (b)$11.965    (b)$13.227    (b)$14.768    (b)$19.793    (b)$21.506
 Ending AUV................................ (a)$12.264    (a)$13.591    (a)$15.213    (a)$20.441    (a)$22.264    (a)$22.349
                                            (b)$11.965    (b)$13.227    (b)$14.768    (b)$19.793    (b)$21.506    (b)$21.533
 Ending Number of AUs...................... (a)38,143     (a)35,954     (a)36,636     (a)37,369     (a)33,806     (a)28,770
                                            (b)7,926      (b)8,314      (b)5,340      (b)5,638      (b)5,609      (b)5,410

--------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$16.215    (a)$18.699    (a)$18.398    (a)$21.173    (a)$27.366    (a)$29.768
                                            (b)$15.850    (b)$18.232    (b)$17.894    (b)$20.541    (b)$26.484    (b)$28.736
 Ending AUV................................ (a)$18.699    (a)$18.398    (a)$21.173    (a)$27.366    (a)$29.768    (a)$30.199
                                            (b)$18.232    (b)$17.894    (b)$20.541    (b)$26.484    (b)$28.736    (b)$29.079
 Ending Number of AUs...................... (a)255,935    (a)205,259    (a)180,705    (a)145,186    (a)124,055    (a)111,665
                                            (b)7,145      (b)4,124      (b)4,013      (b)2,021      (b)2,029      (b)1,532

--------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$16.020    (a)$18.447    (a)$18.123    (a)$20.825    (a)$26.876    (a)$29.191
                                            (b)$15.700    (b)$18.033    (b)$17.671    (b)$20.256    (b)$26.076    (b)$28.251
 Ending AUV................................ (a)$18.447    (a)$18.123    (a)$20.825    (a)$26.876    (a)$29.191    (a)$29.569
                                            (b)$18.033    (b)$17.671    (b)$20.256    (b)$26.076    (b)$28.251    (b)$28.546
 Ending Number of AUs...................... (a)59,071     (a)35,176     (a)26,330     (a)22,312     (a)20,699     (a)17,185
                                            (b)16,577     (b)14,959     (b)15,029     (b)14,467     (b)14,544     (b)14,491

--------------------------------------------
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 7/28/03)**
 Beginning AUV............................. (a)$16.636    (a)$16.865    (a)$14.641    (a)$17.202    (a)$20.854    (a)$19.108
                                            (b)$16.317    (b)$16.501    (b)$14.290    (b)$16.747    (b)$20.252    (b)$18.509
 Ending AUV................................ (a)$16.865    (a)$14.641    (a)$17.202    (a)$20.854    (a)$19.108    (a)$17.901
                                            (b)$16.501    (b)$14.290    (b)$16.747    (b)$20.252    (b)$18.509    (b)$17.297
 Ending Number of AUs...................... (a)524,185    (a)478,634    (a)417,934    (a)397,664    (a)247,677    (a)233,669
                                            (b)12,164     (b)19,616     (b)13,080     (b)20,725     (b)5,342      (b)4,986

--------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.



        * On May 2, 2016, the Cash Management Portfolio changed to the Ultra Short Bond Portfolio.


        ** Only available as Class 3 shares of SunAmerica Series Trust for all contracts.


                                      A-3



                                                      FISCAL           FISCAL           FISCAL           FISCAL
                                                       YEAR             YEAR             YEAR             YEAR
                                                       ENDED            ENDED            ENDED            ENDED
VARIABLE PORTFOLIOS                                  12/31/06         12/31/07         12/31/08         12/31/09
================================================ ================ ================ ================ ================
FUNDAMENTAL GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$18.253       (a)$19.018       (a)$21.569       (a)$11.718
                                                 (b)$18.028       (b)$18.736       (b)$21.196       (b)$11.487
 Ending AUV..................................... (a)$19.018       (a)$21.569       (a)$11.718       (a)$15.694
                                                 (b)$18.736       (b)$21.196       (b)$11.487       (b)$15.345
 Ending Number of AUs........................... (a)74,993        (a)62,268        (a)47,473        (a)50,924
                                                 (b)4,887         (b)2,485         (b)1,962         (b)1,907

-------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$18.120       (a)$18.851       (a)$21.357       (a)$11.586
                                                 (b)$17.936       (b)$18.613       (b)$21.034       (b)$11.383
 Ending AUV..................................... (a)$18.851       (a)$21.357       (a)$11.586       (a)$15.494
                                                 (b)$18.613       (b)$21.034       (b)$11.383       (b)$15.184
 Ending Number of AUs........................... (a)10,919        (a)12,456        (a)15,957        (a)13,940
                                                 (b)2,049         (b)1,335         (b)1,164         (b)1,138

-------------------------------------------------
GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$17.601       (a)$18.006       (a)$19.753       (a)$20.557
                                                 (b)$17.383       (b)$17.738       (b)$19.411       (b)$20.150
 Ending AUV..................................... (a)$18.006       (a)$19.753       (a)$20.557       (a)$21.765
                                                 (b)$17.738       (b)$19.411       (b)$20.150       (b)$21.281
 Ending Number of AUs........................... (a)317,644       (a)445,946       (a)472,703       (a)424,710
                                                 (b)3,138         (b)5,159         (b)4,068         (b)4,911

-------------------------------------------------
GLOBAL BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$17.480       (a)$17.855       (a)$19.558       (a)$20.324
                                                 (b)$17.289       (b)$17.617       (b)$19.249       (b)$19.952
 Ending AUV..................................... (a)$17.855       (a)$19.558       (a)$20.324       (a)$21.486
                                                 (b)$17.617       (b)$19.249       (b)$19.952       (b)$21.040
 Ending Number of AUs........................... (a)114,313       (a)102,712       (a)105,708       (a)82,341
                                                 (b)8,645         (b)9,427         (b)5,668         (b)5,653

-------------------------------------------------
GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$19.712       (a)$24.050       (a)$26.498       (a)$14.774
                                                 (b)$19.465       (b)$23.689       (b)$26.036       (b)$14.480
 Ending AUV..................................... (a)$24.050       (a)$26.498       (a)$14.774       (a)$18.829
                                                 (b)$23.689       (b)$26.036       (b)$14.480       (b)$18.408
 Ending Number of AUs........................... (a)384,820       (a)324,105       (a)231,108       (a)183,573
                                                 (b)6,477         (b)5,913         (b)3,455         (b)1,383

-------------------------------------------------
GLOBAL EQUITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$19.591       (a)$23.866       (a)$26.257       (a)$14.617
                                                 (b)$19.365       (b)$23.532       (b)$25.824       (b)$14.340
 Ending AUV..................................... (a)$23.866       (a)$26.257       (a)$14.617       (a)$18.601
                                                 (b)$23.532       (b)$25.824       (b)$14.340       (b)$18.203
 Ending Number of AUs........................... (a)49,818        (a)33,944        (a)36,620        (a)30,517
                                                 (b)3,061         (b)3,061         (b)72            (b)72

-------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$17.157       (a)$17.456       (a)$18.274       (a)$18.779
                                                 (b)$16.946       (b)$17.198       (b)$17.959       (b)$18.409
 Ending AUV..................................... (a)$17.456       (a)$18.274       (a)$18.779       (a)$19.284
                                                 (b)$17.198       (b)$17.959       (b)$18.409       (b)$18.857
 Ending Number of AUs........................... (a)1,553,577     (a)1,537,810     (a)1,769,008     (a)1,523,474
                                                 (b)41,425        (b)40,968        (b)37,480        (b)32,070

-------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$17.046       (a)$17.317       (a)$18.101       (a)$18.573
                                                 (b)$16.873       (b)$17.098       (b)$17.828       (b)$18.247
 Ending AUV..................................... (a)$17.317       (a)$18.101       (a)$18.573       (a)$19.044
                                                 (b)$17.098       (b)$17.828       (b)$18.247       (b)$18.664
 Ending Number of AUs........................... (a)703,156       (a)668,281       (a)689,539       (a)587,444
                                                 (b)105,067       (b)96,475        (b)56,795        (b)51,662

-------------------------------------------------



                                                      FISCAL          FISCAL        FISCAL        FISCAL        FISCAL
                                                       YEAR            YEAR          YEAR          YEAR          YEAR
                                                       ENDED          ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                                  12/31/10        12/31/11      12/31/12      12/31/13      12/31/14
================================================ ================ ============= ============= ============= =============
FUNDAMENTAL GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$15.694       (a)$18.085    (a)$16.836    (a)$19.261    (a)$26.004
                                                 (b)$15.345       (b)$17.640    (b)$16.381    (b)$18.693    (b)$25.174
 Ending AUV..................................... (a)$18.085       (a)$16.836    (a)$19.261    (a)$26.004    (a)$27.556
                                                 (b)$17.640       (b)$16.381    (b)$18.693    (b)$25.174    (b)$26.610
 Ending Number of AUs........................... (a)40,969        (a)30,671     (a)28,097     (a)17,456     (a)12,029
                                                 (b)1,425         (b)1,466      (b)1,469      (b)211        (b)211

-------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$15.494       (a)$17.829    (a)$16.572    (a)$18.931    (a)$25.520
                                                 (b)$15.184       (b)$17.428    (b)$16.160    (b)$18.414    (b)$24.761
 Ending AUV..................................... (a)$17.829       (a)$16.572    (a)$18.931    (a)$25.520    (a)$27.003
                                                 (b)$17.428       (b)$16.160    (b)$18.414    (b)$24.761    (b)$26.134
 Ending Number of AUs........................... (a)12,477        (a)12,132     (a)7,090      (a)10,168     (a)11,075
                                                 (b)1,039         (b)1,041      (b)1,038      (b)963        (b)958

-------------------------------------------------
GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$21.765       (a)$22.783    (a)$23.730    (a)$24.279    (a)$23.067
                                                 (b)$21.281       (b)$22.220    (b)$23.086    (b)$23.561    (b)$22.329
 Ending AUV..................................... (a)$22.783       (a)$23.730    (a)$24.279    (a)$23.067    (a)$22.642
                                                 (b)$22.220       (b)$23.086    (b)$23.561    (b)$22.329    (b)$21.863
 Ending Number of AUs........................... (a)402,285       (a)352,241    (a)344,225    (a)289,350    (a)240,086
                                                 (b)12,611        (b)11,839     (b)12,038     (b)16,812     (b)3,758

-------------------------------------------------
GLOBAL BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$21.486       (a)$22.456    (a)$23.355    (a)$23.859    (a)$22.634
                                                 (b)$21.040       (b)$21.936    (b)$22.756    (b)$23.190    (b)$21.944
 Ending AUV..................................... (a)$22.456       (a)$23.355    (a)$23.859    (a)$22.634    (a)$22.184
                                                 (b)$21.936       (b)$22.756    (b)$23.190    (b)$21.944    (b)$21.454
 Ending Number of AUs........................... (a)97,754        (a)97,597     (a)100,441    (a)93,113     (a)91,233
                                                 (b)5,725         (b)4,871      (b)4,803      (b)3,986      (b)3,186

-------------------------------------------------
GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$18.829       (a)$21.204    (a)$18.715    (a)$21.545    (a)$26.781
                                                 (b)$18.408       (b)$20.678    (b)$18.205    (b)$20.906    (b)$25.921
 Ending AUV..................................... (a)$21.204       (a)$18.715    (a)$21.545    (a)$26.781    (a)$27.483
                                                 (b)$20.678       (b)$18.205    (b)$20.906    (b)$25.921    (b)$26.534
 Ending Number of AUs........................... (a)159,810       (a)138,992    (a)117,817    (a)100,771    (a)91,655
                                                 (b)1,112         (b)2,033      (b)1,758      (b)1,704      (b)1,634

-------------------------------------------------
GLOBAL EQUITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$18.601       (a)$20.916    (a)$18.434    (a)$21.189    (a)$26.299
                                                 (b)$18.203       (b)$20.418    (b)$17.949    (b)$20.581    (b)$25.480
 Ending AUV..................................... (a)$20.916       (a)$18.434    (a)$21.189    (a)$26.299    (a)$26.948
                                                 (b)$20.418       (b)$17.949    (b)$20.581    (b)$25.480    (b)$26.044
 Ending Number of AUs........................... (a)25,512        (a)26,273     (a)20,813     (a)24,016     (a)20,097
                                                 (b)72            (b)2          (b)0          (b)--         (b)--

-------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$19.284       (a)$19.940    (a)$21.032    (a)$21.500    (a)$20.734
                                                 (b)$18.857       (b)$19.450    (b)$20.463    (b)$20.866    (b)$20.073
 Ending AUV..................................... (a)$19.940       (a)$21.032    (a)$21.500    (a)$20.734    (a)$21.476
                                                 (b)$19.450       (b)$20.463    (b)$20.866    (b)$20.073    (b)$20.739
 Ending Number of AUs........................... (a)1,265,808     (a)954,233    (a)812,325    (a)667,442    (a)564,213
                                                 (b)37,107        (b)30,739     (b)31,763     (b)17,267     (b)29,251

-------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$19.044       (a)$19.663    (a)$20.708    (a)$21.137    (a)$20.354
                                                 (b)$18.664       (b)$19.222    (b)$20.193    (b)$20.559    (b)$19.748
 Ending AUV..................................... (a)$19.663       (a)$20.708    (a)$21.137    (a)$20.354    (a)$21.052
                                                 (b)$19.222       (b)$20.193    (b)$20.559    (b)$19.748    (b)$20.374
 Ending Number of AUs........................... (a)451,975       (a)409,188    (a)375,450    (a)298,398    (a)307,402
                                                 (b)44,491        (b)39,108     (b)41,931     (b)38,037     (b)31,566

-------------------------------------------------



                                                    FISCAL
                                                     YEAR
                                                     ENDED
VARIABLE PORTFOLIOS                                12/31/15
================================================ ============
FUNDAMENTAL GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$27.556
                                                 (b)$26.610
 Ending AUV..................................... (a)$27.555
                                                 (b)$26.543
 Ending Number of AUs........................... (a)10,245
                                                 (b)59

-------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$27.003
                                                 (b)$26.134
 Ending AUV..................................... (a)$26.961
                                                 (b)$26.029
 Ending Number of AUs........................... (a)9,523
                                                 (b)956

-------------------------------------------------
GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$22.642
                                                 (b)$21.863
 Ending AUV..................................... (a)$21.660
                                                 (b)$20.863
 Ending Number of AUs........................... (a)201,679
                                                 (b)3,355

-------------------------------------------------
GLOBAL BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$22.184
                                                 (b)$21.454
 Ending AUV..................................... (a)$21.190
                                                 (b)$20.442
 Ending Number of AUs........................... (a)75,656
                                                 (b)2,950

-------------------------------------------------
GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$27.483
                                                 (b)$26.534
 Ending AUV..................................... (a)$26.736
                                                 (b)$25.749
 Ending Number of AUs........................... (a)75,366
                                                 (b)1,120

-------------------------------------------------
GLOBAL EQUITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$26.948
                                                 (b)$26.044
 Ending AUV..................................... (a)$26.176
                                                 (b)$25.235
 Ending Number of AUs........................... (a)20,146
                                                 (b)--

-------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$21.476
                                                 (b)$20.739
 Ending AUV..................................... (a)$21.266
                                                 (b)$20.485
 Ending Number of AUs........................... (a)463,090
                                                 (b)27,128

-------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................. (a)$21.052
                                                 (b)$20.374
 Ending AUV..................................... (a)$20.815
                                                 (b)$20.095
 Ending Number of AUs........................... (a)284,808
                                                 (b)20,320

-------------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.

                                      A-4



                                                FISCAL          FISCAL        FISCAL        FISCAL
                                                 YEAR            YEAR          YEAR          YEAR
                                                 ENDED          ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                            12/31/06        12/31/07      12/31/08      12/31/09
========================================== ================ ============= ============= =============
GROWTH - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................ (a)$30.747       (a)$34.307    (a)$37.234    (a)$21.849
                                           (b)$30.369       (b)$33.800    (b)$36.593    (b)$21.419
 Ending AUV............................... (a)$34.307       (a)$37.234    (a)$21.849    (a)$29.782
                                           (b)$33.800       (b)$36.593    (b)$21.419    (b)$29.123
 Ending Number of AUs..................... (a)620,293       (a)499,080    (a)397,072    (b)324,624
                                           (b)8,185         (b)8,008      (b)8,380      (b)9,411

-------------------------------------------
GROWTH - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................ (a)$30.593       (a)$34.083    (a)$36.937    (a)$21.642
                                           (b)$30.268       (b)$33.637    (b)$36.362    (b)$21.252
 Ending AUV............................... (a)$34.083       (a)$36.937    (a)$21.642    (a)$29.455
                                           (b)$33.637       (b)$36.362    (b)$21.252    (b)$28.852
 Ending Number of AUs..................... (a)108,324       (a)80,966     (a)69,299     (a)55,198
                                           (b)14,259        (b)13,748     (b)14,560     (b)13,182

-------------------------------------------
GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................ (a)$29.925       (a)$31.663    (a)$34.653    (a)$19.486
                                           (b)$29.557       (b)$31.195    (b)$34.056    (b)$19.102
 Ending AUV............................... (a)$31.663       (a)$34.653    (a)$19.486    (a)$24.600
                                           (b)$31.195       (b)$34.056    (b)$19.102    (b)$24.055
 Ending Number of AUs..................... (a)1,278,463     (a)997,911    (a)795,523    (a)674.726
                                           (b)9,200         (b)9,198      (b)8,492      (b)7,886

-------------------------------------------
GROWTH-INCOME - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................ (a)$29.694       (a)$31.372    (a)$34.283    (a)$19.249
                                           (b)$29.392       (b)$30.974    (b)$33.765    (b)$18.910
 Ending AUV............................... (a)$31.372       (a)$34.283    (a)$19.249    (a)$24.264
                                           (b)$30.974       (b)$33.765    (b)$18.910    (b)$23.778
 Ending Number of AUs..................... (a)138,714       (a)110,365    (a)87,918     (a)78,455
                                           (b)13,312        (b)12,357     (b)11,853     (b)11,249

-------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................ (a)$5.075        (a)$5.670     (a)$6.789     (a)$4.287
                                           (b)$5.016        (b)$5.590     (b)$6.677     (b)$4.206
 Ending AUV............................... (a)$5.670        (a)$6.789     (a)$4.287     (a)$4.994
                                           (b)$5.590        (b)$6.677     (b)$4.206     (b)$4.887
 Ending Number of AUs..................... (a)168,142       (a)183,474    (a)116,267    (a)100,610
                                           (b)11,899        (b)11,351     (b)9,546      (b)9,271

-------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................ (a)$5.052        (a)$5.636     (a)$6.738     (a)$4.249
                                           (b)$4.991        (b)$5.554     (b)$6.623     (b)$4.166
 Ending AUV............................... (a)$5.636        (a)$6.738     (a)$4.249     (a)$4.941
                                           (b)$5.554        (b)$6.623     (b)$4.166     (b)$4.833
 Ending Number of AUs..................... (a)95,733        (a)71,348     (a)50,093     (a)37,215
                                           (b)5,095         (b)5,696      (b)3,765      (b)1,004

-------------------------------------------
HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................ (a)$18.658       (a)$21.072    (a)$21.041    (a)$14.060
                                           (b)$18.450       (b)$20.785    (b)$20.702    (b)$13.799
 Ending AUV............................... (a)$21.072       (a)$21.041    (a)$14.060    (a)$19.667
                                           (b)$20.785       (b)$20.702    (b)$13.799    (b)$19.254
 Ending Number of AUs..................... (a)906,100       (a)683,734    (a)606,727    (a)575,583
                                           (b)9,771         (b)9,013      (b)9,281      (b)8,654

-------------------------------------------
HIGH-YIELD BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................ (a)$18.539       (a)$20.906    (a)$20.844    (a)$13.907
                                           (b)$18.338       (b)$20.628    (b)$20.515    (b)$13.654
 Ending AUV............................... (a)$20.906       (a)$20.844    (a)$13.907    (a)$19.424
                                           (b)$20.628       (b)$20.515    (b)$13.654    (b)$19.023
 Ending Number of AUs..................... (a)221,067       (a)155,448    (a)141,861    (a)161,876
                                           (b)16,681        (b)13,803     (b)12,962     (b)20,155

-------------------------------------------



                                               FISCAL        FISCAL        FISCAL        FISCAL        FISCAL       FISCAL
                                                YEAR          YEAR          YEAR          YEAR          YEAR         YEAR
                                               ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                           12/31/10      12/31/11      12/31/12      12/31/13      12/31/14     12/31/15
========================================== ============= ============= ============= ============= ============= ============
GROWTH - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................ (a)$29.782    (a)$33.482    (a)$30.915    (a)$34.700    (a)$46.201    (a)$48.894
                                           (b)$29.123    (b)$32.659    (b)$30.080    (b)$33.679    (b)$44.730    (b)$47.219
 Ending AUV............................... (a)$33.482    (a)$30.915    (a)$34.700    (a)$46.201    (a)$48.894    (a)$48.230
                                           (b)$32.659    (b)$30.080    (b)$33.679    (b)$44.730    (b)$47.219    (b)$46.461
 Ending Number of AUs..................... (a)266,090    (a)219,107    (a)188,234    (a)150,907    (a)126,660    (a)113,083
                                           (b)7,914      (b)6,069      (b)6,050      (b)5,947      (b)5,845      (b)5,722

-------------------------------------------
GROWTH - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................ (a)$29.455    (a)$33.065    (a)$30.484    (a)$34.166    (a)$45.422    (a)$48.000
                                           (b)$28.852    (b)$32.307    (b)$29.711    (b)$33.216    (b)$44.050    (b)$46.433
 Ending AUV............................... (a)$33.065    (a)$30.484    (a)$34.166    (a)$45.422    (a)$48.000    (a)$47.276
                                           (b)$32.307    (b)$29.711    (b)$33.216    (b)$44.050    (b)$46.433    (b)$45.619
 Ending Number of AUs..................... (a)49,672     (a)41,260     (a)35,493     (a)34,480     (a)29,233     (a)23,425
                                           (b)12,405     (b)12,643     (b)11,129     (b)9,768      (b)8,748      (b)8,224

-------------------------------------------
GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................ (a)$24.600    (a)$27.015    (a)$28.827    (a)$32.294    (a)$41.909    (a)$47.100
                                           (b)$24.055    (b)$26.352    (b)$28.049    (b)$31.343    (b)$40.574    (b)$45.486
 Ending AUV............................... (a)$27.015    (a)$28.827    (a)$32.294    (a)$41.909    (a)$47.100    (a)$45.380
                                           (b)$26.352    (b)$28.049    (b)$31.343    (b)$40.574    (b)$45.486    (b)$43.716
 Ending Number of AUs..................... (a)562,169    (a)485,961    (a)420,460    (a)359,244    (a)299,870    (a)272,219
                                           (b)7,756      (b)10,363     (b)11,270     (b)4,434      (b)4,348      (b)4,904

-------------------------------------------
GROWTH-INCOME - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................ (a)$24.264    (a)$26.607    (a)$28.350    (a)$31.711    (a)$41.092    (a)$46.112
                                           (b)$23.778    (b)$26.009    (b)$27.643    (b)$30.844    (b)$39.868    (b)$44.627
 Ending AUV............................... (a)$26.607    (a)$28.350    (a)$31.711    (a)$41.092    (a)$46.112    (a)$44.362
                                           (b)$26.009    (b)$27.643    (b)$30.844    (b)$39.868    (b)$44.627    (b)$42.826
 Ending Number of AUs..................... (a)57,169     (a)59,401     (a)49,978     (a)45,675     (a)42,709     (a)40,093
                                           (b)8,617      (b)8,244      (b)8,175      (b)7,110      (b)7,088      (b)6,744

-------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................ (a)$4.994     (a)$6.115     (a)$5.880     (a)$6.808     (a)$9.241     (a)$9.441
                                           (b)$4.887     (b)$5.969     (b)$5.725     (b)$6.613     (b)$8.953     (b)$9.124
 Ending AUV............................... (a)$6.115     (a)$5.880     (a)$6.808     (a)$9.241     (a)$9.441     (a)$9.237
                                           (b)$5.969     (b)$5.725     (b)$6.613     (b)$8.953     (b)$9.124     (b)$8.904
 Ending Number of AUs..................... (a)85,916     (a)103,770    (a)87,339     (a)71,080     (a)60,757     (a)51,581
                                           (b)6,673      (b)4,451      (b)3,207      (b)3,307      (b)3,235      (b)3,805

-------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................ (a)$4.941     (a)$6.042     (a)$5.801     (a)$6.707     (a)$9.090     (a)$9.272
                                           (b)$4.833     (b)$5.894     (b)$5.645     (b)$6.510     (b)$8.801     (b)$8.956
 Ending AUV............................... (a)$6.042     (a)$5.801     (a)$6.707     (a)$9.090     (a)$9.272     (a)$9.059
                                           (b)$5.894     (b)$5.645     (b)$6.510     (b)$8.801     (b)$8.956     (b)$8.728
 Ending Number of AUs..................... (a)24,729     (a)35,662     (a)34,048     (a)34,012     (a)28,098     (a)33,200
                                           (b)1,004      (b)1,004      (b)994        (b)994        (b)1,989      (b)4,036

-------------------------------------------
HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................ (a)$19.667    (a)$22.199    (a)$22.799    (a)$26.269    (a)$27.920    (a)$27.732
                                           (b)$19.254    (b)$21.678    (b)$22.209    (b)$25.526    (b)$27.062    (b)$26.812
 Ending AUV............................... (a)$22.199    (a)$22.799    (a)$26.269    (a)$27.920    (a)$27.732    (a)$26.140
                                           (b)$21.678    (b)$22.209    (b)$25.526    (b)$27.062    (b)$26.812    (b)$25.211
 Ending Number of AUs..................... (a)489,485    (a)439,443    (a)402,220    (a)338,480    (a)223,030    (a)178,128
                                           (b)14,492     (b)10,537     (b)18,132     (b)18,353     (b)10,534     (b)10,115

-------------------------------------------
HIGH-YIELD BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................ (a)$19.424    (a)$21.892    (a)$22.450    (a)$25.829    (a)$27.411    (a)$27.186
                                           (b)$19.023    (b)$21.385    (b)$21.876    (b)$25.106    (b)$26.577    (b)$26.293
 Ending AUV............................... (a)$21.892    (a)$22.450    (a)$25.829    (a)$27.411    (a)$27.186    (a)$25.587
                                           (b)$21.385    (b)$21.876    (b)$25.106    (b)$26.577    (b)$26.293    (b)$24.685
 Ending Number of AUs..................... (a)118,760    (a)116,993    (a)119,379    (a)107,097    (a)66,465     (a)64,409
                                           (b)18,776     (b)17,222     (b)16,513     (b)13,778     (b)13,484     (b)12,964

-------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.

                                      A-5



                                                        FISCAL           FISCAL           FISCAL
                                                         YEAR             YEAR             YEAR
                                                         ENDED            ENDED            ENDED
VARIABLE PORTFOLIOS                                    12/31/06         12/31/07         12/31/08
================================================== ================ ================ ================
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$11.975       (a)$14.561       (a)$16.543
                                                   (b)$11.828       (b)$14.347       (b)$16.258
 Ending AUV....................................... (a)$14.561       (a)$16.543       (a)$9.863
                                                   (b)$14.347       (b)$16.258       (b)$9.669
 Ending Number of AUs............................. (a)1,344,028     (a)1,111,188     (a)908,506
                                                   (b)2,727         (b)1,784         (b)2,998

---------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$11.910       (a)$14.460       (a)$16.403
                                                   (b)$11.772       (b)$14.257       (b)$16.133
 Ending AUV....................................... (a)$14.460       (a)$16.403       (a)$9.765
                                                   (b)$14.257       (b)$16.133       (b)$9.580
 Ending Number of AUs............................. (a)196,304       (a)182,554       (a)178,933
                                                   (b)15,581        (b)13,234        (b)11,516

---------------------------------------------------
INTERNATIONAL GROWTH & INCOME - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$15.119       (a)$18.918       (a)$19.968
                                                   (b)$14.926       (b)$18.630       (b)$19.615
 Ending AUV....................................... (a)$18.918       (a)$19.968       (a)$10.638
                                                   (b)$18.630       (b)$19.615       (b)$10.424
 Ending Number of AUs............................. (a)779,718       (a)813,577       (a)386,600
                                                   (b)8,505         (b)7,781         (b)5,986

---------------------------------------------------
INTERNATIONAL GROWTH & INCOME - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$15.045       (a)$18.798       (a)$19.811
                                                   (b)$14.895       (b)$18.564       (b)$19.516
 Ending AUV....................................... (a)$18.798       (a)$19.811       (a)$10.539
                                                   (b)$18.564       (b)$19.516       (b)$10.356
 Ending Number of AUs............................. (a)225,440       (a)201,796       (a)145,724
                                                   (b)11,262        (b)11,173        (b)11,331

---------------------------------------------------
INVESCO V.I. AMERICAN FRANCHISE FUND, SERIES II SHARES
(Inception Date - 12/10/01)
 Beginning AUV.................................... (a)$9.602        (a)$9.705        (a)$11.150
                                                   (b)$9.466        (b)$9.544        (b)$10.938
 Ending AUV....................................... (a)$9.705        (a)$11.150       (a)$5.588
                                                   (b)$9.544        (b)$10.938       (b)$5.468
 Ending Number of AUs............................. (a)159,275       (a)136,702       (a)133,147
                                                   (b)16,016        (b)14,186        (b)11,216

---------------------------------------------------
INVESCO V.I. COMSTOCK FUND, SERIES II SHARES
(Inception Date - 12/10/01)
 Beginning AUV.................................... (a)$12.371       (a)$14.139       (a)$13.601
                                                   (b)$12.252       (b)$13.968       (b)$13.404
 Ending AUV....................................... (a)$14.139       (a)$13.601       (a)$8.600
                                                   (b)$13.968       (b)$13.404       (b)$8.454
 Ending Number of AUs............................. (a)2,082,815     (a)2,081,629     (a)1,905,107
                                                   (b)112,674       (b)98,557        (b)95,171

---------------------------------------------------
INVESCO V.I. GROWTH AND INCOME FUND, SERIES II SHARES
(Inception Date - 1/25/02)
 Beginning AUV.................................... (a)$13.529       (a)$15.454       (a)$15.605
                                                   (b)$13.392       (b)$15.259       (b)$15.370
 Ending AUV....................................... (a)$15.454       (a)$15.605       (a)$10.419
                                                   (b)$15.259       (b)$15.370       (b)$10.236
 Ending Number of AUs............................. (a)1,569,658     (a)1,714,845     (a)1,576,347
                                                   (b)39,506        (b)43,813        (b)44,688

---------------------------------------------------
LORD ABBETT SERIES FUND GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$11.911       (a)$13.758       (a)$14.016
                                                   (b)$11.791       (b)$13.586       (b)$13.806
 Ending AUV....................................... (a)$13.758       (a)$14.016       (a)$8.777
                                                   (b)$13.586       (b)$13.806       (b)$8.624
 Ending Number of AUs............................. (a)2,024,561     (a)2,177,467     (a)1,953,530
                                                   (b)56,591        (b)55,356        (b)54,308

---------------------------------------------------



                                                        FISCAL           FISCAL           FISCAL           FISCAL
                                                         YEAR             YEAR             YEAR             YEAR
                                                         ENDED            ENDED            ENDED            ENDED
VARIABLE PORTFOLIOS                                    12/31/09         12/31/10         12/31/11         12/31/12
================================================== ================ ================ ================ ================
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$9.863        (a)$12.546       (a)$13.406       (a)$11.275
                                                   (b)$9.669        (b)$12.268       (b)$13.077       (b)$10.971
 Ending AUV....................................... (a)$12.546       (a)$13.406       (a)$11.275       (a)$13.031
                                                   (b)$12.268       (b)$13.077       (b)$10.971       (b)$12.648
 Ending Number of AUs............................. (a)807,607       (a)687,637       (a)555,265       (a)495,679
                                                   (b)5,382         (b)9,463         (b)0             (b)0

---------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$9.765        (a)$12.402       (a)$13.233       (a)$11.113
                                                   (b)$9.580        (b)$12.137       (b)$12.917       (b)$10.821
 Ending AUV....................................... (a)$12.402       (a)$13.233       (a)$11.113       (a)$12.825
                                                   (b)$12.137       (b)$12.917       (b)$10.821       (b)$12.456
 Ending Number of AUs............................. (a)193,715       (a)165,492       (a)116,043       (a)90,318
                                                   (b)8,845         (b)8,788         (b)7,622         (b)7,343

---------------------------------------------------
INTERNATIONAL GROWTH & INCOME - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$10.638       (a)$13.386       (a)$14.119       (a)$11.988
                                                   (b)$10.424       (b)$13.083       (b)$13.766       (b)$11.659
 Ending AUV....................................... (a)$13.386       (a)$14.119       (a)$11.988       (a)$14.320
                                                   (b)$13.083       (b)$13.766       (b)$11.659       (b)$13.892
 Ending Number of AUs............................. (a)297,061       (a)253,704       (a)220,498       (a)188,254
                                                   (b)7,630         (b)6,669         (b)10,960        (b)3,901

---------------------------------------------------
INTERNATIONAL GROWTH & INCOME - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$10.539       (a)$13.241       (a)$13.946       (a)$11.823
                                                   (b)$10.356       (b)$12.979       (b)$13.635       (b)$11.531
 Ending AUV....................................... (a)$13.241       (a)$13.946       (a)$11.823       (a)$14.102
                                                   (b)$12.979       (b)$13.635       (b)$11.531       (b)$13.719
 Ending Number of AUs............................. (a)108,116       (a)84,545        (a)83,184        (a)66,789
                                                   (b)10,348        (b)10,067        (b)10,312        (b)7,637

---------------------------------------------------
INVESCO V.I. AMERICAN FRANCHISE FUND, SERIES II SHARES
(Inception Date - 12/10/01)
 Beginning AUV.................................... (a)$5.588        (a)$9.117        (a)$10.736       (a)$9.898
                                                   (b)$5.468        (b)$8.899        (b)$10.453       (b)$9.613
 Ending AUV....................................... (a)$9.117        (a)$10.736       (a)$9.898        (a)$11.055
                                                   (b)$8.889        (b)$10.453       (b)$9.613        (b)$10.709
 Ending Number of AUs............................. (a)165,945       (a)136,804       (a)107,029       (a)102,193
                                                   (b)12,997        (b)20,631        (b)10,578        (b)12,392

---------------------------------------------------
INVESCO V.I. COMSTOCK FUND, SERIES II SHARES
(Inception Date - 12/10/01)
 Beginning AUV.................................... (a)$8.600        (a)$10.877       (a)$12.394       (a)$11.949
                                                   (b)$8.454        (b)$10.665       (b)$12.122       (b)$11.658
 Ending AUV....................................... (a)$10.877       (a)$12.394       (a)$11.949       (a)$13.996
                                                   (b)$10.665       (b)$12.122       (b)$11.658       (b)$13.621
 Ending Number of AUs............................. (a)1,694,718     (a)1,466,814     (a)1,262,338     (a)1,061,029
                                                   (b)78,545        (b)43,323        (b)38,076        (b)33,596

---------------------------------------------------
INVESCO V.I. GROWTH AND INCOME FUND, SERIES II SHARES
(Inception Date - 1/25/02)
 Beginning AUV.................................... (a)$10.419       (a)$12.736       (a)$14.073       (a)$13.547
                                                   (b)$10.236       (b)$12.481       (b)$13.757       (b)$13.210
 Ending AUV....................................... (a)$12.736       (a)$14.073       (a)$13.547       (a)$15.256
                                                   (b)$12.481       (b)$13.757       (b)$13.210       (b)$14.840
 Ending Number of AUs............................. (a)1,444,504     (a)1,287,003     (a)1,126,421     (a)969,983
                                                   (b)39,232        (b)29,801        (b)27,053        (b)18,368

---------------------------------------------------
LORD ABBETT SERIES FUND GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$8.777        (a)$10.278       (a)$11.885       (a)$10.994
                                                   (b)$8.624        (b)$10.074       (b)$11.620       (b)$10.722
 Ending AUV....................................... (a)$10.278       (a)$11.885       (a)$10.994       (a)$12.137
                                                   (b)$10.074       (b)$11.620       (b)$10.722       (b)$11.806
 Ending Number of AUs............................. (a)1,784,061     (a)1,529,859     (a)1,315,152     (a)1,121,108
                                                   (b)42,066        (b)38,315        (b)33,612        (b)31,645

---------------------------------------------------



                                                       FISCAL        FISCAL       FISCAL
                                                        YEAR          YEAR         YEAR
                                                       ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                                   12/31/13      12/31/14     12/31/15
================================================== ============= ============= ============
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$13.031    (a)$15.483    (a)$13.960
                                                   (b)$12.648    (b)$14.990    (b)$13.482
 Ending AUV....................................... (a)$15.483    (a)$13.960    (a)$13.786
                                                   (b)$14.990    (b)$13.482    (b)$13.281
 Ending Number of AUs............................. (a)438,264    (a)387,076    (a)304,205
                                                   (b)725        (b)4,337      (b)8,212

---------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$12.825    (a)$15.214    (a)$13.697
                                                   (b)$12.456    (b)$14.741    (b)$13.238
 Ending AUV....................................... (a)$15.214    (a)$13.697    (a)$13.507
                                                   (b)$14.741    (b)$13.238    (b)$13.021
 Ending Number of AUs............................. (a)86,357     (a)96,160     (a)87,921
                                                   (b)2,397      (b)2,476      (b)1,905

---------------------------------------------------
INTERNATIONAL GROWTH & INCOME - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$14.320    (a)$17.214    (a)$15.351
                                                   (b)$13.892    (b)$16.657    (b)$14.818
 Ending AUV....................................... (a)$17.214    (a)$15.351    (a)$14.877
                                                   (b)$16.657    (b)$14.818    (b)$14.325
 Ending Number of AUs............................. (a)169,641    (a)151,376    (a)135,233
                                                   (b)12,708     (b)3,281      (b)3,308

---------------------------------------------------
INTERNATIONAL GROWTH & INCOME - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$14.102    (a)$16.926    (a)$15.072
                                                   (b)$13.719    (b)$16.425    (b)$14.590
 Ending AUV....................................... (a)$16.926    (a)$15.072    (a)$14.585
                                                   (b)$16.425    (b)$14.590    (b)$14.083
 Ending Number of AUs............................. (a)57,393     (a)55,399     (a)52,804
                                                   (b)7,458      (b)7,359      (b)7,692

---------------------------------------------------
INVESCO V.I. AMERICAN FRANCHISE FUND, SERIES II SHARES
(Inception Date - 12/10/01)
 Beginning AUV.................................... (a)$11.055    (a)$15.222    (a)$16.217
                                                   (b)$10.709    (b)$14.710    (b)$15.632
 Ending AUV....................................... (a)$15.222    (a)$16.217    (a)$16.731
                                                   (b)$14.710    (b)$15.632    (b)$16.087
 Ending Number of AUs............................. (a)94,772     (a)20,492     (a)22,615
                                                   (b)7,234      (b)11,399     (b)10,884

---------------------------------------------------
INVESCO V.I. COMSTOCK FUND, SERIES II SHARES
(Inception Date - 12/10/01)
 Beginning AUV.................................... (a)$13.996    (a)$18.701    (a)$20.095
                                                   (b)$13.621    (b)$18.155    (b)$19.459
 Ending AUV....................................... (a)$18.701    (a)$20.095    (a)$18.566
                                                   (b)$18.155    (b)$19.459    (b)$17.934
 Ending Number of AUs............................. (a)904,380    (a)105,715    (a)112,975
                                                   (b)33,449     (b)9,163      (b)6,192

---------------------------------------------------
INVESCO V.I. GROWTH AND INCOME FUND, SERIES II SHARES
(Inception Date - 1/25/02)
 Beginning AUV.................................... (a)$15.256    (a)$20.102    (a)$21.772
                                                   (b)$14.840    (b)$19.504    (b)$21.072
 Ending AUV....................................... (a)$20.102    (a)$21.772    (a)$20.733
                                                   (b)$19.504    (b)$21.072    (b)$20.016
 Ending Number of AUs............................. (a)910,286    (a)157,285    (a)161,576
                                                   (b)14,041     (b)3,510      (b)2,956

---------------------------------------------------
LORD ABBETT SERIES FUND GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$12.137    (a)$16.246    (a)$17.226
                                                   (b)$11.806    (b)$15.765    (b)$16.674
 Ending AUV....................................... (a)$16.246    (a)$17.226    (a)$16.480
                                                   (b)$15.765    (b)$16.674    (b)$15.912
 Ending Number of AUs............................. (a)931,261    (a)663,930    (a)542,299
                                                   (b)28,357     (b)18,735     (b)14,092

---------------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.

                                      A-6



                                                    FISCAL        FISCAL        FISCAL        FISCAL
                                                     YEAR          YEAR          YEAR          YEAR
                                                    ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                                12/31/06      12/31/07      12/31/08      12/31/09
=============================================== ============= ============= ============= =============
MID-CAP GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV................................. (a)$10.778    (a)$10.888    (a)$12.541    (a)$6.996
                                                (b)$10.643    (b)$10.725    (b)$12.323    (b)$6.857
 Ending AUV.................................... (a)$10.888    (a)$12.541    (a)$6.996     (a)$9.814
                                                (b)$10.725    (b)$12.323    (b)$6.857     (b)$9.594
 Ending Number of AUs.......................... (a)448,140    (a)352,918    (a)276,844    (a)260,386
                                                (b)18,763     (b)16,694     (b)13,654     (b)10,764

------------------------------------------------
MID-CAP GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV................................. (a)$10.704    (a)$10.798    (a)$12.419    (a)$6.917
                                                (b)$10.588    (b)$10.653    (b)$12.221    (b)$6.790
 Ending AUV.................................... (a)$10.798    (a)$12.419    (a)$6.917     (a)$9.689
                                                (b)$10.653    (b)$12.221    (b)$6.790     (b)$9.487
 Ending Number of AUs.......................... (a)198,369    (a)158,282    (a)134,604    (a)107,105
                                                (b)20,988     (b)19,566     (b)16,226     (b)12,263

------------------------------------------------
NATURAL RESOURCES - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV................................. (a)$39.440    (a)$48.529    (a)$67.013    (a)$33.134
                                                (b)$38.951    (b)$47.807    (b)$65.852    (b)$32.479
 Ending AUV.................................... (a)$48.529    (a)$67.013    (a)$33.134    (a)$51.584
                                                (b)$47.807    (b)$65.852    (b)$32.479    (b)$50.438
 Ending Number of AUs.......................... (a)315,257    (a)313,563    (a)182,471    (a)172,807
                                                (b)7,693      (b)6,026      (b)6,042      (b)6,092

------------------------------------------------
NATURAL RESOURCES - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV................................. (a)$39.268    (a)$48.246    (a)$66.523    (a)$32.842
                                                (b)$38.763    (b)$47.506    (b)$65.340    (b)$32.177
 Ending AUV.................................... (a)$48.246    (a)$66.523    (a)$32.842    (a)$51.053
                                                (b)$47.506    (b)$65.340    (b)$32.177    (b)$49.895
 Ending Number of AUs.......................... (a)99,499     (a)98,316     (a)90,770     (a)83,469
                                                (b)7,642      (b)6,517      (b)5,225      (b)4,714

------------------------------------------------
SA AB GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV................................. (a)$33.404    (a)$33.154    (a)$37.424    (a)$21.843
                                                (b)$32.991    (b)$32.663    (b)$36.777    (b)$21.412
 Ending AUV.................................... (a)$33.154    (a)$37.424    (a)$21.843    (a)$30.342
                                                (b)$32.663    (b)$36.777    (b)$21.412    (b)$29.669
 Ending Number of AUs.......................... (a)963,216    (a)732,729    (a)579,161    (a)482,705
                                                (b)9,266      (b)8,332      (b)7,857      (b)5,967

------------------------------------------------
SA AB GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV................................. (a)$33.044    (a)$32.748    (a)$36.909    (a)$21.510
                                                (b)$32.647    (b)$32.274    (b)$36.284    (b)$21.093
 Ending AUV.................................... (a)$32.748    (a)$36.909    (a)$21.510    (a)$29.834
                                                (b)$32.274    (b)$36.284    (b)$21.093    (b)$29.183
 Ending Number of AUs.......................... (a)119,922    (a)98,319     (a)87,458     (a)75,868
                                                (b)10,643     (b)8,093      (b)7,619      (b)6,764

------------------------------------------------
SA JPMORGAN MFS CORE BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV................................. (a)$19.822    (a)$21.404    (a)$22.251    (a)$23.027
                                                (b)$19.615    (b)$21.128    (b)$21.909    (b)$22.616
 Ending AUV.................................... (a)$21.404    (a)$22.251    (a)$23.027    (a)$25.309
                                                (b)$21.128    (b)$21.909    (b)$22.616    (b)$24.795
 Ending Number of AUs.......................... (a)235,107    (a)232,025    (a)415,921    (a)494,633
                                                (b)2,692      (b)3,191      (b)8,851      (b)23,089

------------------------------------------------
SA JPMORGAN MFS CORE BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV................................. (a)$19.691    (a)$21.232    (a)$22.039    (a)$22.773
                                                (b)$19.474    (b)$20.945    (b)$21.687    (b)$22.354
 Ending AUV.................................... (a)$21.232    (a)$22.039    (a)$22.773    (a)$24.991
                                                (b)$20.945    (b)$21.687    (b)$22.354    (b)$24.470
 Ending Number of AUs.......................... (a)34,026     (a)26,765     (a)40,655     (a)58,276
                                                (b)3,417      (b)3,507      (b)11,211     (b)11,182

------------------------------------------------



                                                    FISCAL        FISCAL        FISCAL        FISCAL        FISCAL       FISCAL
                                                     YEAR          YEAR          YEAR          YEAR          YEAR         YEAR
                                                    ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                                12/31/10      12/31/11      12/31/12      12/31/13      12/31/14     12/31/15
=============================================== ============= ============= ============= ============= ============= ============
MID-CAP GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV..................................(a)$9.814     (a)$12.126    (a)$11.234    (a)$12.841    (a)$18.013    (a)$19.740
                                                (b)$9.594     (b)$11.825    (b)$10.929    (b)$12.461    (b)$17.436    (b)$19.060
 Ending AUV.................................... (a)$12.126    (a)$11.234    (a)$12.841    (a)$18.013    (a)$19.740    (a)$20.023
                                                (b)$11.825    (b)$10.929    (b)$12.461    (b)$17.436    (b)$19.060    (b)$19.285
 Ending Number of AUs.......................... (a)217,006    (a)188,548    (a)151,840    (a)142,914    (a)129,844    (a)144,002
                                                (b)8,716      (b)6,509      (b)6,007      (b)6,107      (b)5,800      (b)7,235

------------------------------------------------
MID-CAP GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV..................................(a)$9.689     (a)$11.953    (a)$11.058    (a)$12.621    (a)$17.678    (a)$19.344
                                                (b)$9.487     (b)$11.676    (b)$10.774    (b)$12.266    (b)$17.138    (b)$18.707
 Ending AUV.................................... (a)$11.953    (a)$11.058    (a)$12.621    (a)$17.678    (a)$19.344    (a)$19.591
                                                (b)$11.676    (b)$10.774    (b)$12.266    (b)$17.138    (b)$18.707    (b)$18.898
 Ending Number of AUs.......................... (a)111,638    (a)100,496    (a)85,813     (a)87,947     (a)88,914     (a)82,502
                                                (b)11,454     (b)11,388     (b)10,806     (b)5,011      (b)9,720      (b)9,683

------------------------------------------------
NATURAL RESOURCES - AST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV..................................(a)$51.584    (a)$59.037    (a)$46.364    (a)$47.271    (a)$49.260    (a)$39.526
                                                (b)$50.438    (b)$57.580    (b)$45.107    (b)$45.875    (b)$47.686    (b)$38.167
 Ending AUV.................................... (a)$59.037    (a)$46.364    (a)$47.271    (a)$49.260    (a)$39.526    (a)$30.601
                                                (b)$57.580    (b)$45.107    (b)$45.875    (b)$47.686    (b)$38.167    (b)$29.475
 Ending Number of AUs.......................... (a)157,640    (a)139,009    (a)111,956    (a)95,108     (a)85,981     (a)67,464
                                                (b)3,932      (b)3,604      (b)2,779      (b)2,881      (b)3,060      (b)2,331

------------------------------------------------
NATURAL RESOURCES - AST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV..................................(a)$51.053    (a)$58.340    (a)$45.748    (a)$46.574    (a)$48.461    (a)$38.828
                                                (b)$49.895    (b)$56.875    (b)$44.488    (b)$45.178    (b)$46.891    (b)$37.476
 Ending AUV.................................... (a)$58.340    (a)$45.748    (a)$46.574    (a)$48.461    (a)$38.828    (a)$30.016
                                                (b)$56.875    (b)$44.488    (b)$45.178    (b)$46.891    (b)$37.476    (b)$28.898
 Ending Number of AUs.......................... (a)71,043     (a)68,857     (a)69,291     (a)62,968     (a)59,491     (a)40,816
                                                (b)4,758      (b)4,643      (b)4,646      (b)4,522      (b)4,577      (b)4,636

------------------------------------------------
SA AB GROWTH - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV..................................(a)$30.342    (a)$32.944    (a)$31.701    (a)$36.404    (a)$49.28     (a)$55.414
                                                (b)$29.669    (b)$32.132    (b)$30.842    (b)$35.330    (b)$47.709    (b)$53.511
 Ending AUV.................................... (a)$32.944    (a)$31.701    (a)$36.404    (a)$49.282    (a)$55.414    (a)$60.724
                                                (b)$32.132    (b)$30.842    (b)$35.330    (b)$47.709    (b)$53.511    (b)$58.492
 Ending Number of AUs.......................... (a)399,839    (a)343,886    (a)296,044    (a)248,081    (a)214,923    (a)192,214
                                                (b)5,211      (b)4,774      (b)4,317      (b)5,265      (b)6,943      (b)8,016

------------------------------------------------
SA AB GROWTH - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV..................................(a)$29.834    (a)$32.345    (a)$31.077    (a)$35.635    (a)$48.168    (a)$54.081
                                                (b)$29.183    (b)$31.560    (b)$30.247    (b)$34.596    (b)$46.648    (b)$52.243
 Ending AUV.................................... (a)$32.345    (a)$31.077    (a)$35.635    (a)$48.168    (a)$54.081    (a)$59.174
                                                (b)$31.560    (b)$30.247    (b)$34.596    (b)$46.648    (b)$52.243    (b)$57.020
 Ending Number of AUs.......................... (a)68,490     (a)63,618     (a)46,189     (a)33,850     (a)30,887     (a)29,753
                                                (b)6,925      (b)6,450      (b)6,458      (b)3,307      (b)3,303      (b)3,309

------------------------------------------------
SA JPMORGAN MFS CORE BOND - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV..................................(a)$25.309    (a)$26.507    (a)$27.770    (a)$29.340    (a)$27.861    (a)$28.761
                                                (b)$24.795    (b)$25.904    (b)$27.070    (b)$28.530    (b)$27.024    (b)$27.827
 Ending AUV.................................... (a)$26.507    (a)$27.770    (a)$29.340    (a)$27.861    (a)$28.761    (a)$28.294
                                                (b)$25.904    (b)$27.070    (b)$28.530    (b)$27.024    (b)$27.827    (b)$27.307
 Ending Number of AUs.......................... (a)545,285    (a)546,461    (a)522,949    (a)419,671    (a)355,510    (a)299,040
                                                (b)21,086     (b)24,942     (b)23,061     (b)15,557     (b)18,813     (b)9,299

------------------------------------------------
SA JPMORGAN MFS CORE BOND - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV..................................(a)$24.991    (a)$26.136    (a)$27.340    (a)$28.841    (a)$27.346    (a)$28.187
                                                (b)$24.470    (b)$25.527    (b)$26.636    (b)$28.028    (b)$26.510    (b)$27.257
 Ending AUV.................................... (a)$26.136    (a)$27.340    (a)$28.841    (a)$27.346    (a)$28.187    (a)$27.688
                                                (b)$25.527    (b)$26.636    (b)$28.028    (b)$26.510    (b)$27.257    (b)$26.707
 Ending Number of AUs.......................... (a)102,418    (a)110,825    (a)146,473    (a)140,707    (a)102,797    (a)86,769
                                                (b)16,213     (b)15,952     (b)19,956     (b)10,676     (b)8,256      (b)8,248

------------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.

                                      A-7



                                                        FISCAL           FISCAL           FISCAL           FISCAL
                                                         YEAR             YEAR             YEAR             YEAR
                                                         ENDED            ENDED            ENDED            ENDED
VARIABLE PORTFOLIOS                                    12/31/06         12/31/07         12/31/08         12/31/09
================================================== ================ ================ ================ ================
SA LEGG MASON BM LARGE CAP VALUE*** - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$34.369       (a)$39.032       (a)$40.618       (a)$24.739
                                                   (b)$33.939       (b)$38.448       (b)$39.910       (b)$24.247
 Ending AUV....................................... (a)$39.032       (a)$40.618       (a)$24.739       (a)$32.530
                                                   (b)$38.448       (b)$39.910       (b)$24.247       (b)$31.804
 Ending Number of AUs............................. (a)2,455,170     (a)2,126,888     (a)1,664,221     (a)1,398,791
                                                   (b)26,103        (b)26,351        (b)22,789        (b)20,164

---------------------------------------------------
SA LEGG MASON BM LARGE CAP VALUE*** - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$34.116       (a)$38.687       (a)$40.198       (a)$24.447
                                                   (b)$33.733       (b)$38.157       (b)$39.549       (b)$23.992
 Ending AUV....................................... (a)$38.687       (a)$40.198       (a)$24.447       (a)$32.098
                                                   (b)$38.157       (b)$39.549       (b)$23.992       (b)$31.422
 Ending Number of AUs............................. (a)460,070       (a)405,052       (a)342,021       (a)300,815
                                                   (b)46,903        (b)43,177        (b)39,171        (b)35,381

---------------------------------------------------
SA MARSICO FOCUSED GROWTH - SAST Class 1 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$11.413       (a)$12.206       (a)$13.663       (a)$7.964
                                                   (b)$11.268       (b)$12.021       (b)$13.423       (b)$7.804
 Ending AUV....................................... (a)$12.206       (a)$13.663       (a)$7.964        (a)$10.252
                                                   (b)$12.021       (b)$13.423       (b)$7.804        (b)$10.021
 Ending Number of AUs............................. (a)255,941       (a)220,876       (a)169,572       (a)167,303
                                                   (b)1,330         (b)0             (b)0             (b)0

---------------------------------------------------
SA MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$11.302       (a)$12.058       (a)$13.463       (a)$7.827
                                                   (b)$11.202       (b)$11.920       (b)$13.277       (b)$7.700
 Ending AUV....................................... (a)$12.058       (a)$13.463       (a)$7.827        (a)$10.052
                                                   (b)$11.920       (b)$13.277       (b)$7.700        (b)$9.863
 Ending Number of AUs............................. (a)124,781       (a)109,459       (a)107,603       (a)84,953
                                                   (b)18,561        (b)21,676        (b)13,218        (b)9,362

---------------------------------------------------
SA MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$21.074       (a)$23.492       (a)$25.584       (a)$17.024
                                                   (b)$20.816       (b)$23.147       (b)$25.145       (b)$16.690
 Ending AUV....................................... (a)$23.492       (a)$25.584       (a)$17.024       (a)$21.251
                                                   (b)$23.147       (b)$25.145       (b)$16.690       (b)$20.782
 Ending Number of AUs............................. (a)175,764       (a)137,193       (a)114,381       (a)96,853
                                                   (b)7,665         (b)6,953         (b)4,885         (b)4,781

---------------------------------------------------
SA MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$20.963       (a)$23.334       (a)$25.373       (a)$16.858
                                                   (b)$20.741       (b)$23.029       (b)$24.979       (b)$16.554
 Ending AUV....................................... (a)$23.334       (a)$25.373       (a)$16.858       (a)$21.011
                                                   (b)$23.029       (b)$24.979       (b)$16.554       (b)$20.582
 Ending Number of AUs............................. (a)88,990        (a)72,932        (a)45,779        (a)40,549
                                                   (b)9,121         (b)8,539         (b)7,753         (b)6,614

---------------------------------------------------
SA MFS TOTAL RETURN - SAST Class 1 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$25.473       (a)$28.098       (a)$28.848       (a)$22.156
                                                   (b)$25.169       (b)$27.694       (b)$28.362       (b)$21.728
 Ending AUV....................................... (a)$28.098       (a)$28.848       (a)$22.156       (a)$25.854
                                                   (b)$27.694       (b)$28.362       (b)$21.728       (b)$25.292
 Ending Number of AUs............................. (a)1,145,362     (a)1,263,235     (a)1,175,435     (a)1,120,206
                                                   (b)46,271        (b)47,934        (b)41,654        (b)43,640

---------------------------------------------------
SA MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$25.240       (a)$27.772       (a)$28.439       (a)$21.787
                                                   (b)$25.004       (b)$27.443       (b)$28.032       (b)$21.421
 Ending AUV....................................... (a)$27.772       (a)$28.439       (a)$21.787       (a)$25.360
                                                   (b)$27.443       (b)$28.032       (b)$21.421       (b)$24.872
 Ending Number of AUs............................. (a)193,403       (a)189,943       (a)162,243       (a)147,761
                                                   (b)30,281        (b)29,955        (b)25,301        (b)27,626

---------------------------------------------------



                                                        FISCAL          FISCAL        FISCAL        FISCAL        FISCAL
                                                         YEAR            YEAR          YEAR          YEAR          YEAR
                                                         ENDED          ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                                    12/31/10        12/31/11      12/31/12      12/31/13      12/31/14
================================================== ================ ============= ============= ============= =============
SA LEGG MASON BM LARGE CAP VALUE*** - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$32.530       (a)$35.942    (a)$33.903    (a)$37.636    (a)$49.555
                                                   (b)$31.804       (b)$35.052    (b)$32.980    (b)$36.520    (b)$47.966
 Ending AUV....................................... (a)$35.942       (a)$33.903    (a)$37.636    (a)$49.555    (a)$52.096
                                                   (b)$35.052       (b)$32.980    (b)$36.520    (b)$47.966    (b)$50.300
 Ending Number of AUs............................. (a)1,191,781     (a)994,176    (a)860,022    (a)728,590    (a)617,861
                                                   (b)18,107        (b)16,412     (b)14,768     (b)12,954     (b)12,166

---------------------------------------------------
SA LEGG MASON BM LARGE CAP VALUE*** - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$32.098       (a)$35.412    (a)$33.352    (a)$36.969    (a)$48.603
                                                   (b)$31.422       (b)$34.579    (b)$32.487    (b)$35.920    (b)$47.107
 Ending AUV....................................... (a)$35.412       (a)$33.352    (a)$36.969    (a)$48.603    (a)$51.020
                                                   (b)$34.579       (b)$32.487    (b)$35.920    (b)$47.107    (b)$49.325
 Ending Number of AUs............................. (a)250,054       (a)233,098    (a)207,148    (a)171,543    (a)155,578
                                                   (b)34,171        (b)32,704     (b)32,201     (b)28,090     (b)25,784

---------------------------------------------------
SA MARSICO FOCUSED GROWTH - SAST Class 1 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$10.252       (a)$11.855    (a)$11.508    (a)$12.610    (a)$16.730
                                                   (b)$10.021       (b)$11.559    (b)$11.193    (b)$12.234    (b)$16.191
 Ending AUV....................................... (a)$11.855       (a)$11.508    (a)$12.610    (a)$16.730    (a)$18.328
                                                   (b)$11.559       (b)$11.193    (b)$12.234    (b)$16.191    (b)$17.694
 Ending Number of AUs............................. (a)158,901       (a)120,208    (a)98,477     (a)78,516     (a)73,378
                                                   (b)0             (b)2,291      (b)2,191      (b)2,099      (b)1,999

---------------------------------------------------
SA MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$10.052       (a)$11.594    (a)$11.227    (a)$12.271    (a)$16.240
                                                   (b)$9.863        (b)$11.348    (b)$10.961    (b)$11.950    (b)$15.777
 Ending AUV....................................... (a)$11.594       (a)$11.227    (a)$12.271    (a)$16.240    (a)$17.747
                                                   (b)$11.348       (b)$10.961    (b)$11.950    (b)$15.777    (b)$17.198
 Ending Number of AUs............................. (a)50,467        (a)51,133     (a)48,127     (a)46,294     (a)48,963
                                                   (b)9,297         (b)9,246      (b)9,263      (b)9,193      (b)9,136

---------------------------------------------------
SA MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$21.251       (a)$23.272    (a)$22.483    (a)$26.384    (a)$34.256
                                                   (b)$20.782       (b)$22.701    (b)$21.877    (b)$25.609    (b)$33.167
 Ending AUV....................................... (a)$23.272       (a)$22.483    (a)$26.384    (a)$34.256    (a)$37.408
                                                   (b)$22.701       (b)$21.877    (b)$25.609    (b)$33.167    (b)$36.129
 Ending Number of AUs............................. (a)74,560        (a)65,574     (a)55,066     (a)47,840     (a)39,394
                                                   (b)4,487         (b)4,188      (b)4,088      (b)2,557      (b)2,552

---------------------------------------------------
SA MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$21.011       (a)$22.975    (a)$22.163    (a)$25.970    (a)$33.667
                                                   (b)$20.582       (b)$22.449    (b)$21.601    (b)$25.249    (b)$32.651
 Ending AUV....................................... (a)$22.975       (a)$22.163    (a)$25.970    (a)$33.667    (a)$36.711
                                                   (b)$22.449       (b)$21.601    (b)$25.249    (b)$32.651    (b)$35.514
 Ending Number of AUs............................. (a)28,925        (a)31,108     (a)31,877     (a)28,032     (a)29,813
                                                   (b)6,562         (b)5,832      (b)4,054      (b)3,317      (b)3,256

---------------------------------------------------
SA MFS TOTAL RETURN - SAST Class 1 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$25.854       (a)$28.020    (a)$28.129    (a)$30.839    (a)$36.148
                                                   (b)$25.292       (b)$27.342    (b)$27.380    (b)$29.943    (b)$35.010
 Ending AUV....................................... (a)$28.020       (a)$28.129    (a)$30.839    (a)$36.148    (a)$38.611
                                                   (b)$27.342       (b)$27.380    (b)$29.943    (b)$35.010    (b)$37.302
 Ending Number of AUs............................. (a)1,033,351     (a)919,077    (a)769,468    (a)678,157    (a)593,322
                                                   (b)33,876        (b)38,179     (b)31,582     (b)27,338     (b)25,538

---------------------------------------------------
SA MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$25.360       (a)$27.416    (a)$27.454    (a)$30.024    (a)$35.105
                                                   (b)$24.872       (b)$26.822    (b)$26.792    (b)$29.226    (b)$34.087
 Ending AUV....................................... (a)$27.416       (a)$27.454    (a)$30.024    (a)$35.105    (a)$37.403
                                                   (b)$26.822       (b)$26.792    (b)$29.226    (b)$34.087    (b)$36.228
 Ending Number of AUs............................. (a)133,286       (a)141,828    (a)156,879    (a)164,171    (a)180,994
                                                   (b)27,592        (b)28,210     (b)17,803     (b)20,715     (b)21,020

---------------------------------------------------



                                                      FISCAL
                                                       YEAR
                                                       ENDED
VARIABLE PORTFOLIOS                                  12/31/15
================================================== ============
SA LEGG MASON BM LARGE CAP VALUE*** - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$52.096
                                                   (b)$50.300
 Ending AUV....................................... (a)$51.984
                                                   (b)$50.066
 Ending Number of AUs............................. (a)540,887
                                                   (b)12,049

---------------------------------------------------
SA LEGG MASON BM LARGE CAP VALUE*** - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$51.020
                                                   (b)$49.325
 Ending AUV....................................... (a)$50.833
                                                   (b)$49.022
 Ending Number of AUs............................. (a)145,708
                                                   (b)23,714

---------------------------------------------------
SA MARSICO FOCUSED GROWTH - SAST Class 1 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$18.328
                                                   (b)$17.694
 Ending AUV....................................... (a)$18.100
                                                   (b)$17.430
 Ending Number of AUs............................. (a)62,447
                                                   (b)1,887

---------------------------------------------------
SA MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$17.747
                                                   (b)$17.198
 Ending AUV....................................... (a)$17.483
                                                   (b)$16.899
 Ending Number of AUs............................. (a)47,542
                                                   (b)9,129

---------------------------------------------------
SA MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$37.408
                                                   (b)$36.129
 Ending AUV....................................... (a)$36.925
                                                   (b)$35.573
 Ending Number of AUs............................. (a)35,067
                                                   (b)1,906

---------------------------------------------------
SA MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV.................................... (a)$36.711
                                                   (b)$35.514
 Ending AUV....................................... (a)$36.182
                                                   (b)$34.915
 Ending Number of AUs............................. (a)27,404
                                                   (b)3,054

---------------------------------------------------
SA MFS TOTAL RETURN - SAST Class 1 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$38.611
                                                   (b)$37.302
 Ending AUV....................................... (a)$37.854
                                                   (b)$36.479
 Ending Number of AUs............................. (a)533,934
                                                   (b)31,904

---------------------------------------------------
SA MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 7/28/03)
 Beginning AUV.................................... (a)$37.403
                                                   (b)$36.228
 Ending AUV....................................... (a)$36.578
                                                   (b)$35.340
 Ending Number of AUs............................. (a)171,788
                                                   (b)19,700

---------------------------------------------------


        AUV - Accumulation Unit Value

        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.



        *** On September 8, 2015, the Davis Venture Value Portfolio was renamed SA Legg Mason BW Large Cap Value Portfolio.


                                      A-8



                                                FISCAL        FISCAL        FISCAL        FISCAL
                                                 YEAR          YEAR          YEAR          YEAR
                                                ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                            12/31/06      12/31/07      12/31/08      12/31/09
=========================================== ============= ============= ============= =============
SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 7/28/03)**
 Beginning AUV............................. (a)$16.432    (a)$18.363    (a)$18.366    (a)$11.728
                                            (b)$16.273    (b)$18.140    (b)$18.098    (b)$11.528
 Ending AUV................................ (a)$18.363    (a)$18.366    (a)$11.728    (a)$16.419
                                            (b)$18.140    (b)$18.098    (b)$11.528    (b)$16.099
 Ending Number of AUs...................... (a)785,379    (a)755,810    (a)696,195    (a)304,183
                                            (b)26,095     (b)24,478     (b)17,698     (b)17,128

--------------------------------------------
TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$2.413     (a)$2.403     (a)$2.886     (a)$1.389
                                            (b)$2.383     (b)$2.368     (b)$2.836     (b)$1.362
 Ending AUV................................ (a)$2.403     (a)$2.886     (a)$1.389     (a)$2.058
                                            (b)$2.368     (b)$2.836     (b)$1.362     (b)$2,012
 Ending Number of AUs...................... (a)357,900    (a)340,916    (a)267,368    (a)394,223
                                            (b)2,251      (b)1,504      (b)1,756      (b)1,551

--------------------------------------------
TECHNOLOGY - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$2.397     (a)$2.384     (a)$2.858     (a)$1.374
                                            (b)$2.374     (b)$2.355     (b)$2.817     (b)$1.350
 Ending AUV................................ (a)$2.384     (a)$2.858     (a)$1.374     (a)$2.032
                                            (b)$2.355     (b)$2.817     (b)$1.350     (b)$1.992
 Ending Number of AUs...................... (a)115,235    (a)104,248    (a)85,936     (a)96,572
                                            (b)13,228     (b)12,398     (b)10,895     (b)10,819

--------------------------------------------
TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$12.192    (a)$15.191    (a)$18.091    (a)$11.146
                                            (b)$12.044    (b)$14.969    (b)$17.782    (b)$10.928
 Ending AUV................................ (a)$15.191    (a)$18.091    (a)$11.146    (a)$14.499
                                            (b)$14.969    (b)$17.782    (b)$10.928    (b)$14.180
 Ending Number of AUs...................... (a)303,562    (a)272,670    (a)234,850    (a)188,389
                                            (b)219        (b)62         (b)70         (b)30

--------------------------------------------
TELECOM UTILITY - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$12.123    (a)$15.082    (a)$17.934    (a)$11.033
                                            (b)$12.014    (b)$14.909    (b)$17.684    (b)$10.852
 Ending AUV................................ (a)$15.082    (a)$17.934    (a)$11.033    (a)$14.330
                                            (b)$14.909    (b)$17.684    (b)$10.852    (b)$14.060
 Ending Number of AUs...................... (a)71,962     (a)61,191     (a)71,451     (a)59,631
                                            (b)5,511      (b)5,511      (b)1,195      (b)931

--------------------------------------------



                                                FISCAL        FISCAL        FISCAL        FISCAL        FISCAL       FISCAL
                                                 YEAR          YEAR          YEAR          YEAR          YEAR         YEAR
                                                ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIOS                            12/31/10      12/31/11      12/31/12      12/31/13      12/31/14     12/31/15
=========================================== ============= ============= ============= ============= ============= ============
SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 7/28/03)**
 Beginning AUV............................. (a)$16.419    (a)$20.299    (a)$18.349    (a)$21.380    (a)$28.945    (a)$31.035
                                            (b)$16.099    (b)$19.853    (b)$17.901    (b)$20.806    (b)$28.098    (b)$30.052
 Ending AUV................................ (a)$20.299    (a)$18.349    (a)$21.380    (a)$28.945    (a)$31.035    (a)$28.710
                                            (b)$19.853    (b)$17.901    (b)$20.806    (b)$28.098    (b)$30.052    (b)$27.732
 Ending Number of AUs...................... (a)312,980    (a)260,988    (a)247,325    (a)255,917    (a)142,282    (a)133,745
                                            (b)35,549     (b)18,486     (b)35,664     (b)32,550     (b)11,361     (b)6,942

--------------------------------------------
TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$2.058     (a)$2.437     (a)$2.271     (a)$2.410     (a)$2.989     (a)$3.675
                                            (b)$2.012     (b)$2.377     (b)$2.210     (b)$2.339     (b)$2.894     (b)$3.549
 Ending AUV................................ (a)$2.437     (a)$2.271     (a)$2.410     (a)$2.989     (a)$3.675     (a)$3.985
                                            (b)$2.377     (b)$2.210     (b)$2.339     (b)$2.894     (b)$3.549     (b)$3.839
 Ending Number of AUs...................... (a)324,070    (a)286,227    (a)238,284    (a)199,997    (a)188,600    (a)159,593
                                            (b)1,470      (b)31,115     (b)31,115     (b)--         (b)--         (b)26,061

--------------------------------------------
TECHNOLOGY - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$2.032     (a)$2.403     (a)$2.236     (a)$2.369     (a)$2.934     (a)$3.602
                                            (b)$1.992     (b)$2.350     (b)$2.181     (b)$2.306     (b)$2.848     (b)$3.488
 Ending AUV................................ (a)$2.403     (a)$2.236     (a)$2.369     (a)$2.934     (a)$3.602     (a)$3.900
                                            (b)$2.350     (b)$2.181     (b)$2.306     (b)$2.848     (b)$3.488     (b)$3.767
 Ending Number of AUs...................... (a)100,308    (a)85,481     (a)105,360    (a)91,742     (a)84,280     (a)81,677
                                            (b)10,754     (b)10,680     (b)10,617     (b)931        (b)865        (b)2,255

--------------------------------------------
TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$14.499    (a)$16.219    (a)$16.975    (a)$18.972    (a)$22.419    (a)$24.839
                                            (b)$14.180    (b)$15.823    (b)$16.519    (b)$18.416    (b)$20.931    (b)$23.991
 Ending AUV................................ (a)$16.219    (a)$16.975    (a)$18.972    (a)$22.419    (a)$24.839    (a)$21.520
                                            (b)$15.823    (b)$16.519    (b)$18.416    (b)$20.931    (b)$23.991    (b)$20.733
 Ending Number of AUs...................... (a)161,272    (a)135,914    (a)116,984    (a)99,342     (a)91,508     (a)81,136
                                            (b)29         (b)0          (b)0          (b)--         (b)368        (b)368

--------------------------------------------
TELECOM UTILITY - SAST Class 2 Shares
(Inception Date - 7/9/01)
 Beginning AUV............................. (a)$14.330    (a)$16.006    (a)$16.727    (a)$18.667    (a)$22.026    (a)$24.366
                                            (b)$14.060    (b)$15.665    (b)$16.330    (b)$18.178    (b)$21.396    (b)$23.610
 Ending AUV................................ (a)$16.006    (a)$16.727    (a)$18.667    (a)$22.026    (a)$24.366    (a)$21.079
                                            (b)$15.665    (b)$16.330    (b)$18.178    (b)$21.396    (b)$23.610    (b)$20.374
 Ending Number of AUs...................... (a)42,825     (a)38,685     (a)22,938     (a)20,835     (a)19,267     (a)17,581
                                            (b)1,411      (b)1,851      (b)1,851      (b)1,851      (b)1,851      (b)1,851

--------------------------------------------


        AUV - Accumulation Unit Value
        AU - Accumulation Unit
        (a)        Reflecting minimum Separate Account expenses.
        (b) Reflecting maximum Separate Account expenses, with election of the optional EstatePlus feature.



        ** Only available as Class 3 shares of SunAmerica Series Trust for all contracts.


                                      A-9

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




The following details the death benefit options payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

We define "Continuation Net Purchase Payments" as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, the Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution, if any.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.

If the Continuing Spouse is below age 90 at the time of death, and:

     If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

     a.   The contract value; or

     b.   Continuation Net Purchase Payments; or

     c. The Maximum Anniversary Value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Withdrawals recorded since the contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

     If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

     a.   The contract value; or

     b.   Net Purchase Payments received since the original issue date; or

     c. The Maximum Anniversary Value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Withdrawals since the contract anniversary in the same proportion that the Withdrawal reduced each contract value on the date of the Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

     If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary Value death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN OCTOBER 24, 2001 AND APRIL 30, 2009.


A.   DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

     1.   PURCHASE PAYMENT ACCUMULATION OPTION

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a.  The contract value; or

          b. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date or for any contracts issued in the State of Washington, regardless of age) plus any Purchase Payments recorded after the date of death; and reduced by any Withdrawals recorded after the date of death in the same proportion that the Withdrawal reduced the contract value on the date of each withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Withdrawals recorded after the seventh contract anniversary in the same proportion that the Withdrawal reduced the contract value on the date of the Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation
              Date) plus any Purchase Payments; and reduced for any


                                      B-1



              withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a.  The contract value; or

          b. Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Withdrawals since the seventh contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Withdrawals recorded after the date of death in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal.

     2. MAXIMUM ANNIVERSARY VALUE OPTION -- IF THE CONTINUING SPOUSE IS BELOW 90 AT THE TIME OF DEATH, AND:

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a.  The contract value; or

          b.  Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Withdrawals recorded since the contract anniversary in the same proportion that each Withdrawal reduced the contract value on the date of the Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a.  The contract value; or

          b.  Net Purchase Payments received since the original issue date; or

          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Withdrawals since the contract anniversary in the same proportion that the Withdrawal reduced each contract value on the date of the Withdrawal.

          Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

THE FOLLOWING IS A DESCRIPTION OF THE ESTATEPLUS DEATH BENEFIT FOLLOWING SPOUSAL CONTINUATION, IF ELECTED, FOR CONTRACTS ISSUED BETWEEN MARCH 30, 2001 AND APRIL 30, 2009:


B.   THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary Value option.


                                      B-2



On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:


 CONTRACT YEAR        ESTATEPLUS               MAXIMUM
    OF DEATH          PERCENTAGE         ESTATEPLUS BENEFIT
 Years 0-4        25% of Earnings     40% of Continuation Net
                                      Purchase Payments*
 Years 5-9        40% of Earnings     65% of Continuation Net
                                      Purchase Payments*
 Years 10+        50% of Earnings     75% of Continuation Net
                                      Purchase Payments*

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus benefit as indicated in the tables above.


What is the EstatePlus benefit?

We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where

     (1)    equals the contract value on the Continuing Spouse's date of death;

     (2)    equals the Continuation Net Purchase Payment(s).


What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED PRIOR TO OCTOBER 24, 2001:


DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:


OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

     If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

     a.   The contract value; or

     b. The contract value on the Continuation Date (including the Continuation Contribution) plus any Purchase Payments minus any withdrawals made since the Continuation Date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

     c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments less withdrawals recorded after the date of death. The Continuation Contribution is considered a Purchase Payment received on the Continuation Date.

     If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

     a.   The contract value; or

     b. Purchase Payments minus withdrawals made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

     c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments less withdrawals recorded after the date of death.


OPTION 2 -- MAXIMUM ANNIVERSARY VALUE OPTION

     If the Continuing Spouse is below age 90 at the time of death, and if a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

     a.   The contract value; or

     b. Continuation Net Purchase Payments plus Purchase Payments made since the Continuation Date; and reduced for withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

     c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced


                                      B-3

          the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

     If the Continuing Spouse is below age 90 at the time of death and if a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

     a.   The contract value; or

     b.   Net Purchase Payments received since the original issue date; or

     c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

     If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.


                                      B-4

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



 PROSPECTUS PROVISION               AVAILABILITY OR VARIATION               ISSUE STATE
Transfer Privilege     Any transfer over the limit of 15 will incur a     Pennsylvania
                         $10 transfer fee.                                Texas
Free Look              If you reside in Arizona and are age 65 or older   Arizona
                         on your Contract Date, the Free Look period is 30
                         days
Free Look              If you reside in California and are age 60 or      California
                         older on your Contract Date, the Free Look period
                         is 30 days.
Premium Tax            We deduct premium tax charges of 0.50% for         California
                         Qualified contracts and 2.35% for Non-Qualified
                         contracts based
                       on contract value when you begin the Income Phase.
Premium Tax            We deduct premium tax charges of 2.0% for          Maine
                         Non-Qualified contracts based on total Purchase
                         Payments when
                       you begin the Income Phase.
Premium Tax            We deduct premium tax charges of 3.5% for          Nevada
                         Non-Qualified contracts based on contract value
                         when you begin
                       the Income Phase.
Premium Tax            For the first $500,000 in the contract, we deduct  South Dakota premium tax charges of 1.25% for Non-Qualified
                         contracts
                       based on total Purchase Payments when you begin
                         the Income Phase. For any amount in excess of
                         $500,000 in
                       the contract, we deduct front-end premium tax
                         charges of 0.08% for Non-Qualified contracts
                         based on total
                       Purchase Payments when you begin the Income Phase.
Premium Tax            We deduct premium tax charges of 1.0% for          West Virginia
                         Qualified contracts and 1.0% for Non-Qualified
                         contracts based on
                       contract value when you begin the Income Phase.
Premium Tax            We deduct premium tax charges of 1.0% for          Wyoming
                         Non-Qualified contracts based on total Purchase
                         Payments when
                       you begin the Income Phase.


                                      C-1



       Please forward a copy (without charge) of the Anchor Advisor Variable Annuity Statement of Additional
                                                  Information to:
                                (Please print or type and fill in all information.)
    -----------------------------------------------------------------------
    Name

    -----------------------------------------------------------------------
    Address

    -----------------------------------------------------------------------
    City/State/Zip

    -----------------------------------------------------------------------
    Contract Issue Date:

    Date: -------------------------------                                    Signed: ----------------------------

 Return to: American General Life Insurance Company, Annuity Service Center, P.O. Box 15570,
 Amarillo, Texas 79105-5570

                      STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT FOUR

                         ANCHOR ADVISOR VARIABLE ANNUITY


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 2, 2016 relating to the annuity contracts described above, a copy of which may be obtained without charge by calling
(800) 445-7862 or by written request addressed to:


                    American General Life Insurance Company

                             Annuity Service Center
                                 P.O. Box 15570
                           Amarillo, Texas 79105-5570


                                  May 2, 2016

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Separate Account and the Company...........................................   3

General Account............................................................   4

Performance Data ..........................................................   5

Annuity Income Payments....................................................   8

Annuity Unit Values........................................................   9

Taxes......................................................................  12

Broker-Dealer Firms Receiving Revenue Sharing Payments.....................  24

Distribution of Contracts..................................................  25

Financial Statements.......................................................  25

                        SEPARATE ACCOUNT AND THE COMPANY


     American General Life Insurance Company ("AGL" or the "Company") is a stock life insurance company organized under the laws of the State of Texas on April 11, 1960. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. American International Group is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contacts are the Company's, and American International Group has no legal obligation to back those commitments.


     On December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), American General Assurance Company ("AGAC"), American General Life and Accident Insurance Company ("AGLA"), American General Life Insurance Company of Delaware ("AGLD"), SunAmerica Life Insurance Company ("SALIC") and Western National Life Insurance Company, ("WNL"), affiliates of American General Life Insurance Company, merged with and into American General Life Insurance Company ("Merger"). Prior to this date, the Anchor Advisor contracts were issued by SunAmerica Annuity in all states except New York.

     Variable Annuity Account Four (the "Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on November 8, 1994, pursuant to the provisions of California law, as a segregated asset account of the Company. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company. These were name changes only and did not affect the substance of any contract. Prior to December 31, 2012, the Separate Account was a separate account of SunAmerica Annuity. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, the Separate Account was transferred to and became a Separate Account of AGL under Texas law.

     The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

     The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.


     The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

     The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The Contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

     Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the Contract (although the Company does not guarantee the amounts of the variable annuity income payments).


                         AMERICAN HOME ASSURANCE COMPANY

        All references in this SAI to American Home Assurance Company ("American Home") apply to contracts issued prior to December 29, 2006 at 4:00p.m. Eastern Time. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

                                 GENERAL ACCOUNT

        The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the one-year fixed investment option and/or the one year DCA fixed account available in connection with the general account, as elected by the owner at the time of purchasing a contract or upon making a subsequent payment. Assets supporting amounts allocated to the one-year fixed investment option and/or the one-year DCA account become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

        The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                                PERFORMANCE DATA

      From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

      The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

      For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

      Performance data for the various Variable Portfolios are computed in the manner described below.

OTHER VARIABLE PORTFOLIOS

      The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return".

      These rates of return do not reflect election of optional features. The rates of return would be lower if these features were included in the calculations. The total return figures are based on historical data and are not intended to indicate future performance. These rates of return reflect the currently applicable 12b-1 service fee on the Trusts. If you purchased your contract before July 9, 2001, the variable portfolio shares of the Anchor Series and SunAmerica Series Trusts are not subject to the 12b-1 service fee, and therefore, the performance figures would be slightly higher.


     Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:


                          n
                 P (1 + T)  =  ERV


     where:

                 P = a hypothetical initial payment of $1,000

                 T = average annual total return

                 n = number of years

                 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

     The total return figures reflect the effect of recurring charges, as discussed herein. Total return figures are derived from historical data and are not intended to be a projection of future performance.


     These rates of return do not reflect election of any optional features. As a fee is charged for these features, the rates of return would be lower if these features were included in the calculations. Total return figures are based on historical data and are not intended to indicate future performance.

                           ANNUITY INCOME PAYMENTS

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

    The initial annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

    The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

    For fixed annuity income payments, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly annuity income payment.

    For variable annuity income payments, the amount of the second and each subsequent monthly annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity income payment, above, by the Annuity Unit value as of the day preceding the date on which each annuity income payment is due.

                               ANNUITY UNIT VALUES

      The value of an Annuity Unit is determined independently for each Variable Portfolio.


      The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceed 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).

      The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity income payment will vary accordingly.


      For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

      The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

      The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

      (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

      (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

      The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change in the value of the Variable Portfolio; a NIF greater than 1.000 results in from increase in the value of the Variable Portfolio; and a NIF less than 1.000 results from a decrease in the value of the Variable Portfolio. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the

Variable Portfolio invests; it is also reduced by Separate Account asset charges.

      ILLUSTRATIVE EXAMPLE

      Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

            NIF = ($11.46/$11.44)

            = 1.00174825

      ILLUSTRATIVE EXAMPLE


      The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity income payment table sare based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:


                      (1/12
            1/[(1.035)     )] = 0.99713732

      In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

            $10.103523 x 1.00174825 x 0.99713732 = $10.092213

VARIABLE INCOME PAYMENTS

      ILLUSTRATIVE EXAMPLE


      Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity income payment date is $13.327695.

      P's first variable annuity income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity income payments for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the monthly installment of $5.21 (Option 4v table, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

      First annuity income payment = $5.21 x ($116,412.31/$1000) = $606.51

      The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Annuity Units to Annuity Units of another Variable Portfolio) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

      Annuity Units = $606.51/$13.256932 = 45.750264

      P's second variable annuity income payment is determined by multiplying the numberof Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

      Second annuity income payment = $45.750264 x $13.327695 = $609.75

      The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

      Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                      TAXES
                                      -----

GENERAL

Note: DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY.


Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as annuity income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.


If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS


If you make partial or total withdrawals from a non-qualified contract, the Code generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:


    -  after attaining age 591/2;

    -  when paid to your beneficiary after you die;

    -  after you become disabled (as defined in the Code);

    - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 591/2, whichever is later;

    -  under an immediate annuity contract;

    - which are attributable to Purchase Payments made prior to August 14, 1982.


On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which went into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers).
An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS


Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or annuity income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:


     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;


     - distributions from IRAs for certain higher education expenses;


     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;


     - payments to certain reservists called up for active duty after September 11, 2001; or


     - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under
Section 457(b) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or,
(2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 ("ATRA") expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FOREIGN ACCOUNT TAX COMPLIANCE ("FATCA")


A Contract Owner who is not a "United States person" which is defined under the Internal Revenue Code section to mean:

..   a citizen or resident of the United States

..   a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia

..   any estate or trust other than a foreign estate or foreign trust (see
    Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)

should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, the Form W-8 BEN-E is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or acceptable substitute form.
An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.


OTHER WITHHOLDING TAX

A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.


FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities



Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2016 is the lesser of 100% of includible compensation or $18,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $6,000 in 2016 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2016 may not exceed the lesser of $53,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.



On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.

(c) Individual Retirement Annuities



Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2016 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2016. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2016 of less than $98,000, your contribution may be fully deductible; if your income is between $98,000 and $118,000, your contribution may be partially deductible and if your income is $118,000 or more, your contribution may not be deductible. If you are single and your income in 2016 is less than $61,000, your contribution may be fully deductible; if your income is between $61,000 and $71,000, your contribution may be partially deductible and if your income is $71,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2016 is between $184,000 and $194,000, your contribution may be partially deductible.

(d) Roth IRAs



Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2016 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2016. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2016 is less than:
$184,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $117,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.



(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans -- Section 457(b)


Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from, or in some cases made available under the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. All 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

             BROKER-DEALER FIRMS RECEIVING REVENUE SHARING PAYMENTS
             ------------------------------------------------------


The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2015, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Ameriprise Financial Services, Inc.
BancWest Investment Services, Inc.
BOSC, Inc
Capital Investment Group, Inc
CCO Investment Services Corporation
Cetera Advisor Network LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
cfd Investments, Inc
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Fifth Third Securities, Inc.
FSC Securities Corp.
Infinex Investments, Inc.
Investacorp, Inc
Investment Professionals, Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.
James Borello & Co
Janney Montgomery Scott LLC.
Lincoln Financial Advisor
Lincoln Financial Securities
LPL Financial Corporation
M&T Securities, Inc.
Metropolitan Life Insurance Corporation
Morgan Stanley & Co., Incorporated
NEXT Financial Group, Inc.
Primerica Financial Services
Raymond James & Associates
Raymond James Financial
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Santander Securities LLC
Securities America, Inc.
Signator Investors/John Hancock Financial Network
Triad Advisors, Inc
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UnionBanc Investment Services
United Planners Financial Services of
   America BBVA Compass Investment Solutions, Inc.
Voya Financial Advisors, Inc.
Wells Fargo Advisor, LLC
Wescom Financial Services
Woodbury Financial Services, Inc.


We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                            DISTRIBUTION OF CONTRACTS

        The contracts are offered on a continuous basis through AIG
Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and
AIG Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for Variable Annuity Account Four, American General Life Insurance Company ("AGL"), and American Home Assurance Company.

     You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or call us at 1-800-445-7862. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

     The following financial statements are included in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:


     - Audited Financial Statements of Variable Annuity Account Four of American General Life Insurance Company for the year ended December 31, 2015.

     - Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2015, 2014 and 2013.

     - Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2015, 2014 and 2013.


     The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.

     You should only consider the statutory financial statements of American Home Assurance Company ("American Home") that we include in the Statement of Additional Information as a bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by the American Home guarantee.

[LOGO]

                                                  Variable Annuity Account Four
                                        American General Life Insurance Company

                                                                           2015
                                                                  ANNUAL REPORT

                                                              December 31, 2015

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American General Life Insurance Company and the Contract Owners of its separate account, Variable Annuity Account Four:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-accounts constituting Variable Annuity Account Four (the "Separate Account"), a separate account of American General Life Insurance Company, at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the mutual fund companies and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 28, 2016

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

                                                                   Due from
                                                                     (to)
                                                                   American                                     Net assets
                                                                    General              Contract   Contract   attributable
                                                     Investment      Life                owners -   owners -   to contract
                                                   securities - at Insurance             annuity  accumulation    owner
Sub-accounts                                         fair value     Company  Net Assets  reserves   reserves     reserves
------------                                       --------------- --------- ----------- -------- ------------ ------------
American Funds Global Growth Fund Class 2            $25,022,376      $--    $25,022,376 $336,429 $24,685,948  $25,022,376
American Funds Growth Fund Class 2                    31,097,288       --     31,097,288  415,409  30,681,879   31,097,288
American Funds Growth-Income Fund Class 2             51,178,841       --     51,178,841  546,917  50,631,924   51,178,841
AST Asset Allocation Portfolio Class 1                15,875,875       --     15,875,875  383,721  15,492,154   15,875,875
AST Asset Allocation Portfolio Class 2                 8,085,345       --      8,085,345   26,659   8,058,686    8,085,345
AST Capital Appreciation Portfolio Class 1            26,416,297       (1)    26,416,296  517,583  25,898,713   26,416,296
AST Capital Appreciation Portfolio Class 2             6,322,425       --      6,322,425  286,666   6,035,759    6,322,425
AST Government and Quality Bond Portfolio Class 1     10,403,733       (1)    10,403,732   64,477  10,339,255   10,403,732
AST Government and Quality Bond Portfolio Class 2      6,336,542       --      6,336,542  142,055   6,194,487    6,336,542
AST Growth Portfolio Class 1                           5,719,818       --      5,719,818  185,114   5,534,704    5,719,818
AST Growth Portfolio Class 2                           1,482,594       --      1,482,594  100,485   1,382,109    1,482,594
AST Natural Resources Portfolio Class 1                2,133,155       --      2,133,155   11,154   2,122,001    2,133,155
AST Natural Resources Portfolio Class 2                1,359,091       --      1,359,091       --   1,359,091    1,359,091
Invesco VI American Franchise Fund Series II           1,203,504       --      1,203,504       --   1,203,504    1,203,504
Invesco VI Comstock Fund Series II                    13,047,765        2     13,047,767   77,499  12,970,268   13,047,767
Invesco VI Growth and Income Fund Series II           15,300,253       --     15,300,253  281,343  15,018,910   15,300,253
Lord Abbett Growth and Income Portfolio Class VC      10,868,261       --     10,868,261  170,673  10,697,588   10,868,261
SAST Aggressive Growth Portfolio Class 1               2,908,171       --      2,908,171   62,374   2,845,797    2,908,171
SAST Aggressive Growth Portfolio Class 2                 152,464       --        152,464       --     152,464      152,464
SAST Alliance Growth Portfolio Class 1                12,140,812       --     12,140,812  194,504  11,946,308   12,140,812
SAST Alliance Growth Portfolio Class 2                 1,949,300       --      1,949,300    8,546   1,940,754    1,949,300
SAST Balanced Portfolio Class 1                       10,318,725       (1)    10,318,724   85,380  10,233,344   10,318,724
SAST Balanced Portfolio Class 2                        2,908,362       --      2,908,362   65,049   2,843,313    2,908,362
SAST Blue Chip Growth Portfolio Class 1                  732,654       --        732,654       --     732,654      732,654
SAST Blue Chip Growth Portfolio Class 2                  869,040       --        869,040       --     869,040      869,040
SAST Capital Growth Portfolio Class 1                    488,685       --        488,685    2,477     486,208      488,685
SAST Capital Growth Portfolio Class 2                    336,290       --        336,290       --     336,290      336,290
SAST Cash Management Portfolio Class 1                 6,250,260        1      6,250,261  625,186   5,625,075    6,250,261
SAST Cash Management Portfolio Class 2                 3,050,218       --      3,050,218  339,717   2,710,501    3,050,218
SAST Corporate Bond Portfolio Class 1                 13,020,954       (1)    13,020,953  163,116  12,857,837   13,020,953
SAST Corporate Bond Portfolio Class 2                  6,998,327       --      6,998,327  163,446   6,834,881    6,998,327
SAST Davis Venture Value Portfolio Class 1            28,720,570       --     28,720,570  149,563  28,571,007   28,720,570
SAST Davis Venture Value Portfolio Class 2             8,569,356       --      8,569,356   34,958   8,534,398    8,569,356
SAST Dogs of Wall Street Portfolio Class 1             1,814,461        1      1,814,462   61,671   1,752,791    1,814,462
SAST Dogs of Wall Street Portfolio Class 2               759,461       --        759,461       --     759,461      759,461
SAST Equity Opportunities Portfolio Class 1            3,416,678       --      3,416,678   87,524   3,329,154    3,416,678
SAST Equity Opportunities Portfolio Class 2              921,785       --        921,785    8,004     913,781      921,785
SAST Foreign Value Portfolio Class 3                   6,611,779       --      6,611,779   99,278   6,512,501    6,611,779
SAST Fundamental Growth Portfolio Class 1                283,859       --        283,859       --     283,859      283,859
SAST Fundamental Growth Portfolio Class 2                281,637       --        281,637       --     281,637      281,637
SAST Global Bond Portfolio Class 1                     4,438,376       --      4,438,376   35,339   4,403,037    4,438,376
SAST Global Bond Portfolio Class 2                     1,663,475       --      1,663,475   53,371   1,610,104    1,663,475
SAST Global Equities Portfolio Class 1                 2,043,785       --      2,043,785   45,208   1,998,577    2,043,785
SAST Global Equities Portfolio Class 2                   527,351       --        527,351    2,907     524,444      527,351
SAST Growth Opportunities Portfolio Class 1              510,323       --        510,323       --     510,323      510,323
SAST Growth Opportunities Portfolio Class 2              335,977       --        335,977       --     335,977      335,977
SAST Growth-Income Portfolio Class 1                  12,567,665       (1)    12,567,664  135,905  12,431,760   12,567,664
SAST Growth-Income Portfolio Class 2                   2,067,423       --      2,067,423   73,058   1,994,365    2,067,423
SAST High-Yield Bond Portfolio Class 1                 4,911,357       (1)     4,911,356  122,643   4,788,713    4,911,356
SAST High-Yield Bond Portfolio Class 2                 1,968,063       --      1,968,063   67,160   1,900,903    1,968,063
SAST International Diversified Equities Portfolio
 Class 1                                               4,302,980       --      4,302,980   37,775   4,265,205    4,302,980
SAST International Diversified Equities Portfolio
 Class 2                                               1,212,354       --      1,212,354   19,814   1,192,541    1,212,354
SAST International Growth and Income Portfolio
 Class 1                                               2,059,290        1      2,059,291   49,788   2,009,503    2,059,291
SAST International Growth and Income Portfolio
 Class 2                                                 878,469       --        878,469   11,946     866,523      878,469
SAST Marsico Focused Growth Portfolio Class 1          1,163,201       --      1,163,201      133   1,163,068    1,163,201
SAST Marsico Focused Growth Portfolio Class 3            985,432       --        985,432  123,619     861,813      985,432
SAST MFS Massachusetts Investors Trust Portfolio
 Class 1                                               1,362,638       --      1,362,638   65,943   1,296,695    1,362,638
SAST MFS Massachusetts Investors Trust Portfolio
 Class 2                                               1,098,167       --      1,098,167    3,316   1,094,851    1,098,167
SAST MFS Total Return Portfolio Class 1               21,375,133       --     21,375,133    1,029  21,374,104   21,375,133
SAST MFS Total Return Portfolio Class 3                6,979,803       --      6,979,803   48,652   6,931,151    6,979,803
SAST Mid-Cap Growth Portfolio Class 1                  3,022,843       --      3,022,843   66,289   2,956,554    3,022,843
SAST Mid-Cap Growth Portfolio Class 2                  1,799,308       --      1,799,308   95,715   1,703,593    1,799,308
SAST Small & Mid Cap Value Portfolio Class 3           6,586,157       --      6,586,157   86,338   6,499,819    6,586,157
SAST Technology Portfolio Class 1                        736,028       --        736,028    1,678     734,350      736,028
SAST Technology Portfolio Class 2                        327,001       --        327,001       --     327,001      327,001
SAST Telecom Utility Portfolio Class 1                 1,753,672       --      1,753,672   13,049   1,740,623    1,753,672
SAST Telecom Utility Portfolio Class 2                   408,300       --        408,300    4,072     404,228      408,300
SAST Total Return Bond Portfolio Class 1               8,714,851       --      8,714,851    8,598   8,706,253    8,714,851
SAST Total Return Bond Portfolio Class 2               2,622,734       --      2,622,734  104,935   2,517,799    2,622,734

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                                                  Net change in    Increase
                                              Mortality and                 Net                     unrealized    (decrease)
                                    Dividends  expense risk     Net      realized   Capital gain   appreciation  in net assets
                                      from         and       investment gain (loss) distributions (depreciation)   resulting
                                     mutual   administrative   income       on       from mutual        of           from
Sub-accounts                          funds      charges       (loss)   investments     funds      investments    operations
------------                        --------- -------------- ---------- ----------- ------------- -------------- -------------
American Funds Global Growth Fund
 Class 2                            $261,049    $(402,555)   $(141,506) $1,118,031   $2,514,380    $ (2,084,136)  $ 1,406,769
American Funds Growth Fund Class 2   190,102     (494,987)    (304,885)  1,127,299    6,705,072      (5,855,571)    1,671,915
American Funds Growth-Income Fund
 Class 2                             706,491     (860,301)    (153,810)  2,680,241    8,214,141     (10,691,651)       48,921
AST Asset Allocation Portfolio
 Class 1                             498,267     (265,701)     232,566     499,577    1,720,195      (2,964,235)     (511,897)
AST Asset Allocation Portfolio
 Class 2                             239,680     (131,839)     107,841     204,989      877,660      (1,464,796)     (274,306)
AST Capital Appreciation Portfolio
 Class 1                                  --     (446,902)    (446,902)  1,646,702    4,570,353      (3,687,127)    2,083,026
AST Capital Appreciation Portfolio
 Class 2                                  --      (98,507)     (98,507)    329,502    1,097,904        (917,114)      411,785
AST Government and Quality Bond
 Portfolio Class 1                   167,173     (175,831)      (8,658)     41,695       39,405        (174,994)     (102,552)
AST Government and Quality Bond
 Portfolio Class 2                    89,832     (104,695)     (14,863)      3,443       24,032         (88,019)      (75,407)
AST Growth Portfolio Class 1          38,520      (96,051)     (57,531)    235,983      854,584      (1,103,811)      (70,775)
AST Growth Portfolio Class 2           7,578      (27,101)     (19,523)    132,401      236,692        (373,329)      (23,759)
AST Natural Resources Portfolio
 Class 1                              40,888      (43,753)      (2,865)   (739,190)          --          66,027      (676,028)
AST Natural Resources Portfolio
 Class 2                              22,411      (29,352)      (6,941)   (670,421)          --         260,646      (416,716)
Invesco VI American Franchise Fund
 Series II                                --      (20,288)     (20,288)    234,254        6,955        (178,528)       42,393
Invesco VI Comstock Fund Series II   239,043     (222,526)      16,517     963,466       39,478      (2,130,068)   (1,110,607)
Invesco VI Growth and Income Fund
 Series II                           421,173     (251,296)     169,877     744,491    2,464,411      (4,115,222)     (736,443)
Lord Abbett Growth and Income
 Portfolio Class VC                  136,839     (182,713)     (45,874)    696,883      585,781      (1,762,361)     (525,571)
SAST Aggressive Growth Portfolio
 Class 1                                  --      (49,763)     (49,763)    153,258           --        (163,896)      (60,401)
SAST Aggressive Growth Portfolio
 Class 2                                  --       (2,493)      (2,493)     22,501           --         (24,369)       (4,361)
SAST Alliance Growth Portfolio
 Class 1                              15,522     (189,501)    (173,979)    837,834    1,181,945        (708,017)    1,137,783
SAST Alliance Growth Portfolio
 Class 2                                  --      (29,596)     (29,596)    208,194      187,770        (196,907)      169,461
SAST Balanced Portfolio Class 1      188,830     (167,173)      21,657     381,808      802,818      (1,361,438)     (155,155)
SAST Balanced Portfolio Class 2       47,333      (43,374)       3,959      93,336      221,120        (361,787)      (43,372)
SAST Blue Chip Growth Portfolio
 Class 1                               2,687      (11,750)      (9,063)     75,864       11,705         (51,906)       26,600
SAST Blue Chip Growth Portfolio
 Class 2                               2,078      (14,161)     (12,083)     52,713       14,482         (28,936)       26,176
SAST Capital Growth Portfolio
 Class 1                                 358       (9,164)      (8,806)    113,224       19,924         (95,319)       29,023
SAST Capital Growth Portfolio
 Class 2                                  --       (5,508)      (5,508)     42,617       15,798         (40,089)       12,818
SAST Cash Management Portfolio
 Class 1                                  --      (98,500)     (98,500)    (13,242)          --            (164)     (111,906)
SAST Cash Management Portfolio
 Class 2                                  --      (51,791)     (51,791)    (14,312)          --           2,093       (64,010)
SAST Corporate Bond Portfolio
 Class 1                             524,381     (214,779)     309,602     260,083       41,014        (967,542)     (356,843)
SAST Corporate Bond Portfolio
 Class 2                             271,209     (117,834)     153,375      80,984       22,214        (473,191)     (216,618)
SAST Davis Venture Value Portfolio
 Class 1                             150,256     (474,458)    (324,202)    890,546    4,588,496      (5,155,856)       (1,016)
SAST Davis Venture Value Portfolio
 Class 2                              30,320     (142,021)    (111,701)    186,258    1,398,655      (1,509,714)      (36,502)
SAST Dogs of Wall Street Portfolio
 Class 1                              38,381      (32,004)       6,377     259,247      132,463        (386,370)       11,717
SAST Dogs of Wall Street Portfolio
 Class 2                              15,336      (13,407)       1,929      73,141       58,048        (130,536)        2,582
SAST Equity Opportunities
 Portfolio Class 1                    20,157      (54,294)     (34,137)    242,078      150,448        (305,244)       53,145
SAST Equity Opportunities
 Portfolio Class 2                     4,130      (16,196)     (12,066)     58,329       43,232         (75,694)       13,801
SAST Foreign Value Portfolio
 Class 3                             135,642     (111,842)      23,800     113,448           --        (584,608)     (447,360)
SAST Fundamental Growth Portfolio
 Class 1                                  --       (4,986)      (4,986)     40,370       51,971         (84,623)        2,732
SAST Fundamental Growth Portfolio
 Class 2                                  --       (4,727)      (4,727)     14,075       53,946         (63,151)          143
SAST Global Bond Portfolio Class 1        --      (74,587)     (74,587)   (176,602)      20,516            (481)     (231,154)
SAST Global Bond Portfolio Class 2        --      (26,853)     (26,853)    (79,730)       7,769          16,212       (82,602)
SAST Global Equities Portfolio
 Class 1                              32,036      (36,637)      (4,601)    158,127        5,064        (225,120)      (66,530)
SAST Global Equities Portfolio
 Class 2                               6,211       (7,730)      (1,519)     36,713        1,112         (48,343)      (12,037)
SAST Growth Opportunities
 Portfolio Class 1                        --       (9,285)      (9,285)     48,802       68,374        (114,049)       (6,158)
SAST Growth Opportunities
 Portfolio Class 2                        --       (5,025)      (5,025)     12,417       44,789         (67,582)      (15,401)
SAST Growth-Income Portfolio
 Class 1                             233,668     (207,569)      26,099     584,169      500,077      (1,610,441)     (500,096)
SAST Growth-Income Portfolio
 Class 2                              32,661      (33,786)      (1,125)    160,782       76,906        (324,501)      (87,938)
SAST High-Yield Bond Portfolio
 Class 1                             291,178      (96,312)     194,866    (161,665)          --        (354,658)     (321,457)
SAST High-Yield Bond Portfolio
 Class 2                             111,349      (36,367)      74,982    (114,447)          --         (85,910)     (125,375)
SAST International Diversified
 Equities Portfolio Class 1           92,308      (79,313)      12,995     190,669           --        (265,145)      (61,481)
SAST International Diversified
 Equities Portfolio Class 2           24,458      (20,657)       3,801      23,629           --         (41,410)      (13,980)
SAST International Growth and
 Income Portfolio Class 1             57,471      (34,928)      22,543      15,852           --         (94,710)      (56,315)
SAST International Growth and
 Income Portfolio Class 2             21,835      (14,504)       7,331      21,222           --         (53,307)      (24,754)
SAST Marsico Focused Growth
 Portfolio Class 1                        --      (19,554)     (19,554)     91,042       55,249        (143,903)      (17,166)
SAST Marsico Focused Growth
 Portfolio Class 3                        --      (15,326)     (15,326)     59,848       46,331         (99,434)       (8,581)
SAST MFS Massachusetts Investors
 Trust Portfolio Class 1              12,106      (22,564)     (10,458)    112,529       68,318        (187,807)      (17,418)
SAST MFS Massachusetts Investors
 Trust Portfolio Class 2               7,981      (18,134)     (10,153)     61,737       56,310        (120,961)      (13,067)
SAST MFS Total Return Portfolio
 Class 1                             543,462     (345,269)     198,193     642,276           --      (1,264,387)     (423,918)
SAST MFS Total Return Portfolio
 Class 3                             155,309     (112,624)      42,685     261,226           --        (468,194)     (164,283)
SAST Mid-Cap Growth Portfolio
 Class 1                                  --      (42,409)     (42,409)    232,968      200,190        (359,749)       31,000
SAST Mid-Cap Growth Portfolio
 Class 2                                  --      (28,996)     (28,996)    300,980      136,069        (370,300)       37,753
SAST Small & Mid Cap Value
 Portfolio Class 3                    22,030     (115,980)     (93,950)    331,472    1,009,135      (1,820,881)     (574,224)
SAST Technology Portfolio Class 1         --      (11,341)     (11,341)     99,137           --         (40,766)       47,030
SAST Technology Portfolio Class 2         --       (4,750)      (4,750)     23,823           --           4,940        24,013
SAST Telecom Utility Portfolio
 Class 1                              94,119      (31,428)      62,691      96,543           --        (433,911)     (274,677)
SAST Telecom Utility Portfolio
 Class 2                              21,923       (7,367)      14,556      16,427           --         (96,584)      (65,601)
SAST Total Return Bond Portfolio
 Class 1                             110,564     (148,964)     (38,400)     89,187      218,221        (420,353)     (151,345)
SAST Total Return Bond Portfolio
 Class 2                              26,641      (44,633)     (17,992)     (3,016)      64,759         (93,503)      (49,752)

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2015

                                                                     Net Asset  Value of
                                                                     Value Per Shares at   Cost of Shares
Sub-accounts                                                Shares     Share   Fair Value       Held      Level /(1)/
------------                                               --------- --------- ----------- -------------- ----------
American Funds Global Growth Fund Class 2                    955,417  $26.19   $25,022,376  $22,455,488       1
American Funds Growth Fund Class 2                           459,407   67.69    31,097,288   28,311,685       1
American Funds Growth-Income Fund Class 2                  1,136,298   45.04    51,178,841   46,837,668       1
AST Asset Allocation Portfolio Class 1                     1,130,476   14.04    15,875,875   15,607,134       1
AST Asset Allocation Portfolio Class 2                       576,429   14.03     8,085,345    7,951,765       1
AST Capital Appreciation Portfolio Class 1                   617,061   42.81    26,416,297   24,404,023       1
AST Capital Appreciation Portfolio Class 2                   152,312   41.51     6,322,425    6,266,638       1
AST Government and Quality Bond Portfolio Class 1            694,676   14.98    10,403,733   10,477,905       1
AST Government and Quality Bond Portfolio Class 2            422,704   14.99     6,336,542    6,406,732       1
AST Growth Portfolio Class 1                                 214,807   26.63     5,719,818    4,789,391       1
AST Growth Portfolio Class 2                                  55,641   26.65     1,482,594    1,231,127       1
AST Natural Resources Portfolio Class 1                      144,639   14.75     2,133,155    3,926,001       1
AST Natural Resources Portfolio Class 2                       92,349   14.72     1,359,091    2,387,407       1
Invesco VI American Franchise Fund Series II                  21,549   55.85     1,203,504      793,546       1
Invesco VI Comstock Fund Series II                           745,161   17.51    13,047,765   10,026,703       1
Invesco VI Growth and Income Fund Series II                  781,822   19.57    15,300,253   16,130,474       1
Lord Abbett Growth and Income Portfolio Class VC             337,419   32.21    10,868,261    9,201,915       1
SAST Aggressive Growth Portfolio Class 1                     181,604   16.01     2,908,171    2,025,341       1
SAST Aggressive Growth Portfolio Class 2                       9,648   15.80       152,464      102,945       1
SAST Alliance Growth Portfolio Class 1                       300,147   40.45    12,140,812    7,870,207       1
SAST Alliance Growth Portfolio Class 2                        48,372   40.30     1,949,300    1,419,359       1
SAST Balanced Portfolio Class 1                              547,162   18.86    10,318,725    8,920,261       1
SAST Balanced Portfolio Class 2                              154,471   18.83     2,908,362    2,677,665       1
SAST Blue Chip Growth Portfolio Class 1                       70,725   10.36       732,654      577,732       1
SAST Blue Chip Growth Portfolio Class 2                       84,178   10.32       869,040      679,714       1
SAST Capital Growth Portfolio Class 1                         36,052   13.55       488,685      318,203       1
SAST Capital Growth Portfolio Class 2                         25,158   13.37       336,290      245,372       1
SAST Cash Management Portfolio Class 1                       593,225   10.54     6,250,260    6,255,064       1
SAST Cash Management Portfolio Class 2                       292,635   10.42     3,050,218    3,053,221       1
SAST Corporate Bond Portfolio Class 1                      1,016,519   12.81    13,020,954   12,821,582       1
SAST Corporate Bond Portfolio Class 2                        546,796   12.80     6,998,327    7,128,928       1
SAST Davis Venture Value Portfolio Class 1                 1,230,772   23.34    28,720,570   28,660,518       1
SAST Davis Venture Value Portfolio Class 2                   367,339   23.33     8,569,356    8,851,970       1
SAST Dogs of Wall Street Portfolio Class 1                   145,783   12.45     1,814,461    1,380,945       1
SAST Dogs of Wall Street Portfolio Class 2                    61,112   12.43       759,461      651,063       1
SAST Equity Opportunities Portfolio Class 1                  182,505   18.72     3,416,678    2,006,712       1
SAST Equity Opportunities Portfolio Class 2                   49,281   18.70       921,785      653,544       1
SAST Foreign Value Portfolio Class 3                         452,203   14.62     6,611,779    6,466,283       1
SAST Fundamental Growth Portfolio Class 1                     12,815   22.15       283,859      244,442       1
SAST Fundamental Growth Portfolio Class 2                     12,960   21.73       281,637      265,408       1
SAST Global Bond Portfolio Class 1                           414,321   10.71     4,438,376    4,922,285       1
SAST Global Bond Portfolio Class 2                           156,688   10.62     1,663,475    1,820,226       1
SAST Global Equities Portfolio Class 1                       111,902   18.26     2,043,785    1,504,428       1
SAST Global Equities Portfolio Class 2                        28,941   18.22       527,351      426,575       1
SAST Growth Opportunities Portfolio Class 1                   64,153    7.95       510,323      539,412       1
SAST Growth Opportunities Portfolio Class 2                   43,591    7.71       335,977      365,727       1
SAST Growth-Income Portfolio Class 1                         421,556   29.81    12,567,665    9,620,440       1
SAST Growth-Income Portfolio Class 2                          69,422   29.78     2,067,423    1,597,048       1
SAST High-Yield Bond Portfolio Class 1                       944,479    5.20     4,911,357    5,621,357       1
SAST High-Yield Bond Portfolio Class 2                       378,791    5.20     1,968,063    2,143,139       1
SAST International Diversified Equities Portfolio Class 1    471,383    9.13     4,302,980    4,181,600       1
SAST International Diversified Equities Portfolio Class 2    133,411    9.09     1,212,354    1,160,683       1
SAST International Growth and Income Portfolio Class 1       224,640    9.17     2,059,290    2,073,368       1
SAST International Growth and Income Portfolio Class 2        95,399    9.21       878,469      734,274       1
SAST Marsico Focused Growth Portfolio Class 1                 92,529   12.57     1,163,201      880,249       1
SAST Marsico Focused Growth Portfolio Class 3                 80,467   12.25       985,432      783,181       1
SAST MFS Massachusetts Investors Trust Portfolio Class 1      65,946   20.66     1,362,638    1,020,242       1
SAST MFS Massachusetts Investors Trust Portfolio Class 2      53,146   20.66     1,098,167      859,542       1
SAST MFS Total Return Portfolio Class 1                    1,139,299   18.76    21,375,133   17,927,278       1
SAST MFS Total Return Portfolio Class 3                      372,791   18.72     6,979,803    6,151,370       1
SAST Mid-Cap Growth Portfolio Class 1                        177,731   17.01     3,022,843    2,411,146       1
SAST Mid-Cap Growth Portfolio Class 2                        108,400   16.60     1,799,308    1,644,420       1
SAST Small & Mid Cap Value Portfolio Class 3                 416,270   15.82     6,586,157    7,726,585       1
SAST Technology Portfolio Class 1                            146,016    5.04       736,028      498,901       1
SAST Technology Portfolio Class 2                             66,219    4.94       327,001      216,744       1
SAST Telecom Utility Portfolio Class 1                       134,995   12.99     1,753,672    1,579,150       1
SAST Telecom Utility Portfolio Class 2                        31,377   13.01       408,300      343,108       1
SAST Total Return Bond Portfolio Class 1                   1,001,805    8.70     8,714,851    9,018,287       1
SAST Total Return Bond Portfolio Class 2                     302,687    8.66     2,622,734    2,725,773       1

(1) Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                             Sub-accounts
                                      ------------------------------------------------------------------------------------------
                                        American
                                         Funds       American     American
                                         Global       Funds         Funds      AST Asset    AST Asset   AST Capital  AST Capital
                                         Growth       Growth       Growth-     Allocation   Allocation  Appreciation Appreciation
                                          Fund         Fund      Income Fund   Portfolio    Portfolio    Portfolio    Portfolio
                                        Class 2      Class 2       Class 2      Class 1      Class 2      Class 1      Class 2
FOR THE YEAR ENDED DECEMBER 31,
 2015
FROM OPERATIONS:
   Net investment income (loss)       $  (141,506) $  (304,885) $   (153,810) $   232,566  $   107,841  $  (446,902)  $  (98,507)
   Net realized gain (losses)           1,118,031    1,127,299     2,680,241      499,577      204,989    1,646,702      329,502
   Capital gain distribution from
    mutual funds                        2,514,380    6,705,072     8,214,141    1,720,195      877,660    4,570,353    1,097,904
   Change in net unrealized
    appreciation (depreciation) of
    investments                        (2,084,136)  (5,855,571)  (10,691,651)  (2,964,235)  (1,464,796)  (3,687,127)    (917,114)
                                      -----------  -----------  ------------  -----------  -----------  -----------   ----------
     Increase (decrease) in net
       assets resulting from
       operations                       1,406,769    1,671,915        48,921     (511,897)    (274,306)   2,083,026      411,785
                                      -----------  -----------  ------------  -----------  -----------  -----------   ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold           781,373      943,957     2,173,341       45,445      110,004      583,573    1,041,950
   Cost of units redeemed              (3,197,282)  (3,378,812)   (9,241,657)  (2,023,539)    (834,918)  (4,970,520)    (934,810)
   Net transfers                         (367,459)    (831,744)   (1,298,886)    (207,910)      83,088     (825,392)    (189,468)
   Contract maintenance charge                 --           --            --           --           --           --           --
   Adjustments to net assets
    allocated to contracts in
    payout period                             979       (5,886)       (7,333)       2,308       (2,436)     (20,901)      (1,904)
                                      -----------  -----------  ------------  -----------  -----------  -----------   ----------
     Increase (decrease) in net
       assets resulting from
       principal transactions          (2,782,389)  (3,272,485)   (8,374,535)  (2,183,696)    (644,262)  (5,233,240)     (84,232)
                                      -----------  -----------  ------------  -----------  -----------  -----------   ----------
Increase (decrease) in net assets      (1,375,620)  (1,600,570)   (8,325,614)  (2,695,593)    (918,568)  (3,150,214)     327,553
Net assets at beginning of period      26,397,996   32,697,858    59,504,455   18,571,468    9,003,913   29,566,510    5,994,872
                                      -----------  -----------  ------------  -----------  -----------  -----------   ----------
Net assets at end of period           $25,022,376  $31,097,288  $ 51,178,841  $15,875,875  $ 8,085,345  $26,416,296   $6,322,425
                                      ===========  ===========  ============  ===========  ===========  ===========   ==========
FOR THE YEAR ENDED DECEMBER 31,
 2014
FROM OPERATIONS:
   Net investment income (loss)       $  (116,589) $  (256,665) $   (169,407) $   153,296  $    60,945  $  (449,580)  $  (88,387)
   Net realized gain (losses)           1,563,169    2,045,267     3,388,784      885,452      262,997    1,531,871      361,326
   Capital gain distribution from
    mutual funds                        2,782,977    1,640,338     2,925,560      509,029      235,168    4,949,112    1,008,617
   Change in net unrealized
    appreciation (depreciation) of
    investments                        (4,025,747)  (1,232,923)     (950,020)    (405,874)     (62,306)  (2,320,738)    (560,136)
                                      -----------  -----------  ------------  -----------  -----------  -----------   ----------
     Increase (decrease) in net
       assets resulting from
       operations                         203,810    2,196,017     5,194,917    1,141,903      496,804    3,710,665      721,420
                                      -----------  -----------  ------------  -----------  -----------  -----------   ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units sold         1,094,348    1,884,436     2,547,088       43,087      882,662      266,642      532,490
   Cost of units redeemed              (4,648,832)  (5,599,764)   (9,576,039)  (3,543,180)    (981,070)  (3,526,275)    (811,230)
   Net transfers                         (106,827)    (736,569)     (837,383)     152,214       67,217     (633,018)     (20,389)
   Contract maintenance charge                 --           --            --           --           --           --           --
   Adjustments to net assets
    allocated to contracts in
    payout period                             335          129          (121)       2,249         (447)       8,192         (949)
                                      -----------  -----------  ------------  -----------  -----------  -----------   ----------
     Increase (decrease) in net
       assets resulting from
       principal transactions          (3,660,976)  (4,451,768)   (7,866,455)  (3,345,630)     (31,638)  (3,884,459)    (300,078)
                                      -----------  -----------  ------------  -----------  -----------  -----------   ----------
Increase (decrease) in net assets      (3,457,166)  (2,255,751)   (2,671,538)  (2,203,727)     465,166     (173,794)     421,342
Net assets at beginning of period      29,855,162   34,953,609    62,175,993   20,775,195    8,538,747   29,740,304    5,573,530
                                      -----------  -----------  ------------  -----------  -----------  -----------   ----------
Net assets at end of period           $26,397,996  $32,697,858  $ 59,504,455  $18,571,468  $ 9,003,913  $29,566,510   $5,994,872
                                      ===========  ===========  ============  ===========  ===========  ===========   ==========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                                   Sub-accounts
                       ----------------------------------------------------------------------------------------------------
                           AST          AST
                        Government   Government
                           and          and                                   AST          AST      Invesco VI
                         Quality      Quality        AST          AST       Natural      Natural     American    Invesco VI
                           Bond         Bond       Growth       Growth     Resources    Resources   Franchise     Comstock
                        Portfolio    Portfolio    Portfolio    Portfolio   Portfolio    Portfolio      Fund         Fund
                         Class 1      Class 2      Class 1      Class 2     Class 1      Class 2    Series II    Series II
FOR THE YEAR ENDED
 DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment
    income (loss)      $    (8,658) $   (14,863) $   (57,531) $  (19,523) $    (2,865) $    (6,941) $  (20,288) $    16,517
   Net realized
    gain (losses)           41,695        3,443      235,983     132,401     (739,190)    (670,421)    234,254      963,466
   Capital gain
    distribution
    from mutual
    funds                   39,405       24,032      854,584     236,692           --           --       6,955       39,478
   Change in net
    unrealized
    appreciation
    (depreciation)
    of investments        (174,994)     (88,019)  (1,103,811)   (373,329)      66,027      260,646    (178,528)  (2,130,068)
                       -----------  -----------  -----------  ----------  -----------  -----------  ----------  -----------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       operations         (102,552)     (75,407)     (70,775)    (23,759)    (676,028)    (416,716)     42,393   (1,110,607)
                       -----------  -----------  -----------  ----------  -----------  -----------  ----------  -----------
FROM CAPITAL
 TRANSACTIONS
   Net proceeds
    from units sold         45,505      208,249       14,832      29,401       22,190        1,808     123,170      569,418
   Cost of units
    redeemed            (2,214,333)    (711,882)    (548,942)   (243,203)    (268,706)    (223,481)   (301,937)  (1,921,344)
   Net transfers           (48,546)    (198,905)    (144,908)    (89,651)    (459,231)    (483,996)    (97,383)    (509,954)
   Contract
    maintenance
    charge                      --           --           --          --           --           --          --           --
   Adjustments to
    net assets
    allocated to
    contracts in
    payout period              199           24          670         402         (344)          --          --       (3,645)
                       -----------  -----------  -----------  ----------  -----------  -----------  ----------  -----------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       principal
       transactions     (2,217,175)    (702,514)    (678,348)   (303,051)    (706,091)    (705,669)   (276,150)  (1,865,525)
                       -----------  -----------  -----------  ----------  -----------  -----------  ----------  -----------
Increase (decrease)
 in net assets          (2,319,727)    (777,921)    (749,123)   (326,810)  (1,382,119)  (1,122,385)   (233,757)  (2,976,132)
Net assets at
 beginning of period    12,723,459    7,114,463    6,468,941   1,809,404    3,515,274    2,481,476   1,437,261   16,023,899
                       -----------  -----------  -----------  ----------  -----------  -----------  ----------  -----------
Net assets at end
 of period             $10,403,732  $ 6,336,542  $ 5,719,818  $1,482,594  $ 2,133,155  $ 1,359,091  $1,203,504  $13,047,767
                       ===========  ===========  ===========  ==========  ===========  ===========  ==========  ===========
FOR THE YEAR ENDED
 DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment
    income (loss)      $    39,628  $     7,109  $   (67,242) $  (22,229) $   (22,310) $   (20,367) $  (22,758) $   (78,432)
   Net realized
    gain (losses)           26,432       (5,166)     446,627     160,843     (274,179)    (177,973)    269,907    1,266,198
   Capital gain
    distribution
    from mutual
    funds                       --           --           --          --           --           --          --           --
   Change in net
    unrealized
    appreciation
    (depreciation)
    of investments         414,797      226,121      (11,432)    (36,070)    (541,559)    (397,088)   (149,128)       9,073
                       -----------  -----------  -----------  ----------  -----------  -----------  ----------  -----------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       operations          480,857      228,064      367,953     102,544     (838,048)    (595,428)     98,021    1,196,839
                       -----------  -----------  -----------  ----------  -----------  -----------  ----------  -----------
FROM CAPITAL
 TRANSACTIONS
   Net proceeds
    from units sold         12,798      908,477       19,360      70,655       57,843       21,520      81,611      444,329
   Cost of units
    redeemed            (2,540,844)  (1,187,532)    (733,359)   (340,308)    (428,767)    (247,110)   (408,723)  (3,050,440)
   Net transfers           585,426      340,800     (423,523)    (20,938)     (98,181)      38,982     117,298      (87,044)
   Contract
    maintenance
    charge                      --           --           --          --           --           --          --           --
   Adjustments to
    net assets
    allocated to
    contracts in
    payout period               69          (28)         362       1,040           10           --          --          118
                       -----------  -----------  -----------  ----------  -----------  -----------  ----------  -----------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       principal
       transactions     (1,942,551)      61,717   (1,137,160)   (289,551)    (469,095)    (186,608)   (209,814)  (2,693,037)
                       -----------  -----------  -----------  ----------  -----------  -----------  ----------  -----------
Increase (decrease)
 in net assets          (1,461,694)     289,781     (769,207)   (187,007)  (1,307,143)    (782,036)   (111,793)  (1,496,198)
Net assets at
 beginning of period    14,185,153    6,824,682    7,238,148   1,996,411    4,822,417    3,263,512   1,549,054   17,520,097
                       -----------  -----------  -----------  ----------  -----------  -----------  ----------  -----------
Net assets at end
 of period             $12,723,459  $ 7,114,463  $ 6,468,941  $1,809,404  $ 3,515,274  $ 2,481,476  $1,437,261  $16,023,899
                       ===========  ===========  ===========  ==========  ===========  ===========  ==========  ===========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                                        Sub-accounts
                             -------------------------------------------------------------------------------------------------
                              Invesco VI  Lord Abbett     SAST        SAST       SAST         SAST
                              Growth and  Growth and   Aggressive  Aggressive  Alliance     Alliance      SAST         SAST
                                Income      Income       Growth      Growth     Growth       Growth     Balanced     Balanced
                                 Fund      Portfolio   Portfolio   Portfolio   Portfolio    Portfolio   Portfolio    Portfolio
                              Series II    Class VC     Class 1     Class 2     Class 1      Class 2     Class 1      Class 2
FOR THE YEAR ENDED
 DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income
    (loss)                   $   169,877  $   (45,874) $  (49,763)  $ (2,493) $  (173,979) $  (29,596) $    21,657  $    3,959
   Net realized gain
    (losses)                     744,491      696,883     153,258     22,501      837,834     208,194      381,808      93,336
   Capital gain
    distribution from
    mutual funds               2,464,411      585,781          --         --    1,181,945     187,770      802,818     221,120
   Change in net
    unrealized
    appreciation
    (depreciation) of
    investments               (4,115,222)  (1,762,361)   (163,896)   (24,369)    (708,017)   (196,907)  (1,361,438)   (361,787)
                             -----------  -----------  ----------   --------  -----------  ----------  -----------  ----------
     Increase (decrease)
       in net assets
       resulting from
       operations               (736,443)    (525,571)    (60,401)    (4,361)   1,137,783     169,461     (155,155)    (43,372)
                             -----------  -----------  ----------   --------  -----------  ----------  -----------  ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from
    units sold                   756,834      648,497       2,040     25,301       78,804     257,758       27,049     252,763
   Cost of units redeemed     (2,422,736)  (2,162,360)   (274,146)   (45,798)  (1,287,878)   (274,120)    (899,916)   (300,969)
   Net transfers                (261,756)    (348,493)    (77,327)      (967)     (70,236)    (47,372)     159,648     202,363
   Contract maintenance
    charge                            --           --          --         --           --          --           --          --
   Adjustments to net
    assets allocated to
    contracts in payout
    period                        (8,941)      (7,737)        216         --        1,026         612        1,260          72
                             -----------  -----------  ----------   --------  -----------  ----------  -----------  ----------
     Increase (decrease)
       in net assets
       resulting from
       principal
       transactions           (1,936,599)  (1,870,093)   (349,217)   (21,464)  (1,278,284)    (63,122)    (711,959)    154,229
                             -----------  -----------  ----------   --------  -----------  ----------  -----------  ----------
Increase (decrease) in
 net assets                   (2,673,042)  (2,395,664)   (409,618)   (25,825)    (140,501)    106,339     (867,114)    110,857
Net assets at beginning
 of period                    17,973,295   13,263,925   3,317,789    178,289   12,281,313   1,842,961   11,185,838   2,797,505
                             -----------  -----------  ----------   --------  -----------  ----------  -----------  ----------
Net assets at end of
 period                      $15,300,253  $10,868,261  $2,908,171   $152,464  $12,140,812  $1,949,300  $10,318,724  $2,908,362
                             ===========  ===========  ==========   ========  ===========  ==========  ===========  ==========
FOR THE YEAR ENDED
 DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income
    (loss)                   $    (8,686) $  (126,957) $  (52,453)  $ (2,758) $  (185,860) $  (27,317) $   (23,503) $   (4,584)
   Net realized gain
    (losses)                     896,737      954,954     162,527     12,416      839,929     214,714      699,519     155,471
   Capital gain
    distribution from
    mutual funds               2,109,590           --          --         --           --          --           --          --
   Change in net
    unrealized
    appreciation
    (depreciation) of
    investments               (1,544,868)     (37,849)   (163,944)   (10,591)     753,536      24,951      404,085      92,621
                             -----------  -----------  ----------   --------  -----------  ----------  -----------  ----------
     Increase (decrease)
       in net assets
       resulting from
       operations              1,452,773      790,148     (53,870)      (933)   1,407,605     212,348    1,080,101     243,508
                             -----------  -----------  ----------   --------  -----------  ----------  -----------  ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from
    units sold                   326,605      511,673      18,238     23,245       47,170     219,469       23,408     517,531
   Cost of units redeemed     (2,535,971)  (2,873,334)   (350,609)   (15,592)  (1,457,551)   (275,562)  (2,246,243)   (491,119)
   Net transfers                 157,913     (741,388)    (75,925)   (12,654)    (198,236)    (98,922)     470,725     139,895
   Contract maintenance
    charge                            --           --          --         --           --          --           --          --
   Adjustments to net
    assets allocated to
    contracts in payout
    period                          (545)          92         130         --        5,184         855          931           1
                             -----------  -----------  ----------   --------  -----------  ----------  -----------  ----------
     Increase (decrease)
       in net assets
       resulting from
       principal
       transactions           (2,051,998)  (3,102,957)   (408,166)    (5,001)  (1,603,433)   (154,160)  (1,751,179)    166,308
                             -----------  -----------  ----------   --------  -----------  ----------  -----------  ----------
Increase (decrease) in
 net assets                     (599,225)  (2,312,809)   (462,036)    (5,934)    (195,828)     58,188     (671,078)    409,816
Net assets at beginning
 of period                    18,572,520   15,576,734   3,779,825    184,223   12,477,141   1,784,773   11,856,916   2,387,689
                             -----------  -----------  ----------   --------  -----------  ----------  -----------  ----------
Net assets at end of
 period                      $17,973,295  $13,263,925  $3,317,789   $178,289  $12,281,313  $1,842,961  $11,185,838  $2,797,505
                             ===========  ===========  ==========   ========  ===========  ==========  ===========  ==========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                                         Sub-accounts
                                 --------------------------------------------------------------------------------------------
                                   SAST       SAST       SAST       SAST                                 SAST         SAST
                                 Blue Chip  Blue Chip   Capital    Capital   SAST Cash    SAST Cash    Corporate    Corporate
                                  Growth     Growth     Growth     Growth    Management   Management     Bond         Bond
                                 Portfolio  Portfolio  Portfolio  Portfolio  Portfolio    Portfolio    Portfolio    Portfolio
                                  Class 1    Class 2    Class 1    Class 2    Class 1      Class 2      Class 1      Class 2
FOR THE YEAR ENDED
 DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income
    (loss)                       $  (9,063) $ (12,083) $  (8,806) $ (5,508) $   (98,500) $   (51,791) $   309,602  $  153,375
   Net realized gain (losses)       75,864     52,713    113,224    42,617      (13,242)     (14,312)     260,083      80,984
   Capital gain distribution
    from mutual funds               11,705     14,482     19,924    15,798           --           --       41,014      22,214
   Change in net unrealized
    appreciation
    (depreciation) of
    investments                    (51,906)   (28,936)   (95,319)  (40,089)        (164)       2,093     (967,542)   (473,191)
                                 ---------  ---------  ---------  --------  -----------  -----------  -----------  ----------
     Increase (decrease) in
       net assets resulting
       from operations              26,600     26,176     29,023    12,818     (111,906)     (64,010)    (356,843)   (216,618)
                                 ---------  ---------  ---------  --------  -----------  -----------  -----------  ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units
    sold                             1,250     39,554         --    48,415      565,632    1,099,454       88,915     193,792
   Cost of units redeemed          (35,687)  (119,466)  (138,277)  (82,769)  (4,439,535)  (1,954,087)  (1,778,546)   (508,373)
   Net transfers                   (87,332)   (18,264)  (108,226)  (16,727)   3,668,979        6,585        5,662    (230,738)
   Contract maintenance charge          --         --         --        --           --           --           --          --
   Adjustments to net assets
    allocated to contracts in
    payout period                       --         --         84        --       12,055        5,309         (738)         93
                                 ---------  ---------  ---------  --------  -----------  -----------  -----------  ----------
     Increase (decrease) in
       net assets resulting
       from principal
       transactions               (121,769)   (98,176)  (246,419)  (51,081)    (192,869)    (842,739)  (1,684,707)   (545,226)
                                 ---------  ---------  ---------  --------  -----------  -----------  -----------  ----------
Increase (decrease) in net
 assets                            (95,169)   (72,000)  (217,396)  (38,263)    (304,775)    (906,749)  (2,041,550)   (761,844)
Net assets at beginning of
 period                            827,823    941,040    706,081   374,553    6,555,036    3,956,967   15,062,503   7,760,171
                                 ---------  ---------  ---------  --------  -----------  -----------  -----------  ----------
Net assets at end of period      $ 732,654  $ 869,040  $ 488,685  $336,290  $ 6,250,261  $ 3,050,218  $13,020,953  $6,998,327
                                 =========  =========  =========  ========  ===========  ===========  ===========  ==========
FOR THE YEAR ENDED
 DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income
    (loss)                       $ (11,568) $ (11,707) $ (11,216) $ (5,544) $   (87,350) $   (53,246) $   305,769  $  147,210
   Net realized gain (losses)       73,841     16,354     71,475    17,791      (16,804)     (12,613)     465,706      76,892
   Capital gain distribution
    from mutual funds               32,731     35,728         --        --           --           --       42,101      21,384
   Change in net unrealized
    appreciation
    (depreciation) of
    investments                    (18,820)    30,330     (9,758)   11,167          752       (2,343)    (102,566)     66,435
                                 ---------  ---------  ---------  --------  -----------  -----------  -----------  ----------
     Increase (decrease) in
       net assets resulting
       from operations              76,184     70,705     50,501    23,414     (103,402)     (68,202)     711,010     311,921
                                 ---------  ---------  ---------  --------  -----------  -----------  -----------  ----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units
    sold                               550     78,252         --    11,989    1,163,169    3,134,177      123,005     380,845
   Cost of units redeemed         (144,707)   (11,989)  (145,396)  (43,439)  (4,410,628)  (2,981,785)  (2,596,871)   (528,509)
   Net transfers                    91,796    115,929    (53,078)    7,134    4,125,111      956,790     (422,830)   (196,421)
   Contract maintenance charge          --         --         --        --           --           --           --          --
   Adjustments to net assets
    allocated to contracts in
    payout period                       --         --         71        --       (8,760)      (5,562)         478          --
                                 ---------  ---------  ---------  --------  -----------  -----------  -----------  ----------
     Increase (decrease) in
       net assets resulting
       from principal
       transactions                (52,361)   182,192   (198,403)  (24,316)     868,892    1,103,620   (2,896,218)   (344,085)
                                 ---------  ---------  ---------  --------  -----------  -----------  -----------  ----------
Increase (decrease) in net
 assets                             23,823    252,897   (147,902)     (902)     765,490    1,035,418   (2,185,208)    (32,164)
Net assets at beginning of
 period                            804,000    688,143    853,983   375,455    5,789,546    2,921,549   17,247,711   7,792,335
                                 ---------  ---------  ---------  --------  -----------  -----------  -----------  ----------
Net assets at end of period      $ 827,823  $ 941,040  $ 706,081  $374,553  $ 6,555,036  $ 3,956,967  $15,062,503  $7,760,171
                                 =========  =========  =========  ========  ===========  ===========  ===========  ==========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                                   Sub-accounts
                       ----------------------------------------------------------------------------------------------------
                          SAST         SAST         SAST       SAST
                          Davis        Davis       Dogs of    Dogs of                                  SAST         SAST
                         Venture      Venture       Wall       Wall      SAST Equity   SAST Equity    Foreign    Fundamental
                          Value        Value       Street     Street    Opportunities Opportunities    Value       Growth
                        Portfolio    Portfolio    Portfolio  Portfolio    Portfolio     Portfolio    Portfolio    Portfolio
                         Class 1      Class 2      Class 1    Class 2      Class 1       Class 2      Class 3      Class 1
FOR THE YEAR ENDED
 DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment
    income (loss)      $  (324,202) $  (111,701) $    6,377  $   1,929   $  (34,137)   $  (12,066)  $    23,800   $  (4,986)
   Net realized
    gain (losses)          890,546      186,258     259,247     73,141      242,078        58,329       113,448      40,370
   Capital gain
    distribution
    from mutual
    funds                4,588,496    1,398,655     132,463     58,048      150,448        43,232            --      51,971
   Change in net
    unrealized
    appreciation
    (depreciation)
    of investments      (5,155,856)  (1,509,714)   (386,370)  (130,536)    (305,244)      (75,694)     (584,608)    (84,623)
                       -----------  -----------  ----------  ---------   ----------    ----------   -----------   ---------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       operations           (1,016)     (36,502)     11,717      2,582       53,145        13,801      (447,360)      2,732
                       -----------  -----------  ----------  ---------   ----------    ----------   -----------   ---------
FROM CAPITAL
 TRANSACTIONS
   Net proceeds
    from units sold        229,269      474,103      14,222     62,019       45,472        13,631       188,607          90
   Cost of units
    redeemed            (3,106,578)    (939,671)   (350,050)  (125,801)    (393,379)     (120,507)     (920,814)    (80,924)
   Net transfers        (1,202,469)    (138,002)   (157,733)   (53,411)     (39,920)          380       470,517      24,883
   Contract
    maintenance
    charge                      --           --          --         --           --            --            --          --
   Adjustments to
    net assets
    allocated to
    contracts in
    payout period            1,047            8         357        782          184          (634)          (89)         --
                       -----------  -----------  ----------  ---------   ----------    ----------   -----------   ---------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       principal
       transactions     (4,078,731)    (603,562)   (493,204)  (116,411)    (387,643)     (107,130)     (261,779)    (55,951)
                       -----------  -----------  ----------  ---------   ----------    ----------   -----------   ---------
Increase (decrease)
 in net assets          (4,079,747)    (640,064)   (481,487)  (113,829)    (334,498)      (93,329)     (709,139)    (53,219)
Net assets at
 beginning of period    32,800,317    9,209,420   2,295,949    873,290    3,751,176     1,015,114     7,320,918     337,078
                       -----------  -----------  ----------  ---------   ----------    ----------   -----------   ---------
Net assets at end
 of period             $28,720,570  $ 8,569,356  $1,814,462  $ 759,461   $3,416,678    $  921,785   $ 6,611,779   $ 283,859
                       ===========  ===========  ==========  =========   ==========    ==========   ===========   =========
FOR THE YEAR ENDED
 DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment
    income (loss)      $  (318,849) $   (99,831) $   (2,872) $  (2,036)  $  (43,695)   $  (13,230)  $   (44,967)  $  (5,939)
   Net realized
    gain (losses)        1,423,631      358,299     265,158     73,331      309,855        56,806       210,793      68,461
   Capital gain
    distribution
    from mutual
    funds                2,958,524      819,712      95,650     36,345           --            --            --          --
   Change in net
    unrealized
    appreciation
    (depreciation)
    of investments      (2,388,731)    (640,293)   (147,178)   (31,792)      52,305        37,632      (832,612)    (43,091)
                       -----------  -----------  ----------  ---------   ----------    ----------   -----------   ---------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       operations        1,674,575      437,887     210,758     75,848      318,465        81,208      (666,786)     19,431
                       -----------  -----------  ----------  ---------   ----------    ----------   -----------   ---------
FROM CAPITAL
 TRANSACTIONS
   Net proceeds
    from units sold         95,960      603,893       6,545     59,294          240        75,533        96,770         362
   Cost of units
    redeemed            (4,802,909)  (1,043,259)   (276,705)   (74,749)    (572,124)     (119,564)     (753,485)   (103,230)
   Net transfers          (893,641)    (451,817)   (133,208)   (64,338)     (22,602)        1,072       (68,225)    (38,716)
   Contract
    maintenance
    charge                      --           --          --         --           --            --            --          --
   Adjustments to
    net assets
    allocated to
    contracts in
    payout period               33        1,920         400      1,783          500           (42)            3          --
                       -----------  -----------  ----------  ---------   ----------    ----------   -----------   ---------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       principal
       transactions     (5,600,557)    (889,263)   (402,968)   (78,010)    (593,986)      (43,001)     (724,937)   (141,584)
                       -----------  -----------  ----------  ---------   ----------    ----------   -----------   ---------
Increase (decrease)
 in net assets          (3,925,982)    (451,376)   (192,210)    (2,162)    (275,521)       38,207    (1,391,723)   (122,153)
Net assets at
 beginning of period    36,726,299    9,660,796   2,488,159    875,452    4,026,697       976,907     8,712,641     459,231
                       -----------  -----------  ----------  ---------   ----------    ----------   -----------   ---------
Net assets at end
 of period             $32,800,317  $ 9,209,420  $2,295,949  $ 873,290   $3,751,176    $1,015,114   $ 7,320,918   $ 337,078
                       ===========  ===========  ==========  =========   ==========    ==========   ===========   =========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                                   Sub-accounts
                       ---------------------------------------------------------------------------------------------------
                          SAST        SAST         SAST        SAST       SAST         SAST          SAST         SAST
                       Fundamental   Global       Global      Global     Global       Growth        Growth       Growth-
                         Growth       Bond         Bond      Equities   Equities   Opportunities Opportunities   Income
                        Portfolio   Portfolio    Portfolio   Portfolio  Portfolio    Portfolio     Portfolio    Portfolio
                         Class 2     Class 1      Class 2     Class 1    Class 2      Class 1       Class 2      Class 1
FOR THE YEAR ENDED
 DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment
    income (loss)       $ (4,727)  $   (74,587) $  (26,853) $   (4,601) $  (1,519)   $  (9,285)    $ (5,025)   $    26,099
   Net realized
    gain (losses)         14,075      (176,602)    (79,730)    158,127     36,713       48,802       12,417        584,169
   Capital gain
    distribution
    from mutual
    funds                 53,946        20,516       7,769       5,064      1,112       68,374       44,789        500,077
   Change in net
    unrealized
    appreciation
    (depreciation)
    of investments       (63,151)         (481)     16,212    (225,120)   (48,343)    (114,049)     (67,582)    (1,610,441)
                        --------   -----------  ----------  ----------  ---------    ---------     --------    -----------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       operations            143      (231,154)    (82,602)    (66,530)   (12,037)      (6,158)     (15,401)      (500,096)
                        --------   -----------  ----------  ----------  ---------    ---------     --------    -----------
FROM CAPITAL
 TRANSACTIONS
   Net proceeds
    from units sold           --       130,916      22,504      12,968     94,046        1,594       59,173         42,610
   Cost of units
    redeemed             (42,269)     (575,697)   (468,155)   (429,102)   (94,527)    (108,722)     (29,335)    (1,075,667)
   Net transfers            (338)     (403,805)     99,369     (35,975)    (1,718)      20,500       43,187       (222,017)
   Contract
    maintenance
    charge                    --            --          --          --         --           --           --             --
   Adjustments to
    net assets
    allocated to
    contracts in
    payout period             --           (42)         99         161         10           --           --          1,150
                        --------   -----------  ----------  ----------  ---------    ---------     --------    -----------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       principal
       transactions      (42,607)     (848,628)   (346,183)   (451,948)    (2,189)     (86,628)      73,025     (1,253,924)
                        --------   -----------  ----------  ----------  ---------    ---------     --------    -----------
Increase (decrease)
 in net assets           (42,464)   (1,079,782)   (428,785)   (518,478)   (14,226)     (92,786)      57,624     (1,754,020)
Net assets at
 beginning of period     324,101     5,518,158   2,092,260   2,562,263    541,577      603,109      278,353     14,321,684
                        --------   -----------  ----------  ----------  ---------    ---------     --------    -----------
Net assets at end
 of period              $281,637   $ 4,438,376  $1,663,475  $2,043,785  $ 527,351    $ 510,323     $335,977    $12,567,664
                        ========   ===========  ==========  ==========  =========    =========     ========    ===========
FOR THE YEAR ENDED
 DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment
    income (loss)       $ (4,328)  $  (100,042) $  (33,010) $  (22,558) $  (6,075)   $ (10,018)    $ (4,377)   $   (48,224)
   Net realized
    gain (losses)         28,716      (136,674)    (70,852)    114,901     42,795       55,660       27,310        906,758
   Capital gain
    distribution
    from mutual
    funds                     --            --          --          --         --       81,908       38,449        513,471
   Change in net
    unrealized
    appreciation
    (depreciation)
    of investments          (225)      154,580      55,010     (24,002)   (20,180)    (111,889)     (55,298)       304,045
                        --------   -----------  ----------  ----------  ---------    ---------     --------    -----------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       operations         24,163       (82,136)    (48,852)     68,341     16,540       15,661        6,084      1,676,050
                        --------   -----------  ----------  ----------  ---------    ---------     --------    -----------
FROM CAPITAL
 TRANSACTIONS
   Net proceeds
    from units sold       90,155         3,610     536,210       2,422     22,115          785       12,748         28,314
   Cost of units
    redeemed             (24,811)     (949,894)   (294,464)   (236,739)   (76,782)     (60,183)     (39,713)    (2,192,571)
   Net transfers         (48,760)     (503,135)   (295,725)    (14,998)   (51,852)     (39,600)     (18,670)      (430,101)
   Contract
    maintenance
    charge                    --            --          --          --         --           --           --             --
   Adjustments to
    net assets
    allocated to
    contracts in
    payout period             --             2         105         365        (31)          --           --          4,568
                        --------   -----------  ----------  ----------  ---------    ---------     --------    -----------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       principal
       transactions       16,584    (1,449,417)    (53,874)   (248,950)  (106,550)     (98,998)     (45,635)    (2,589,790)
                        --------   -----------  ----------  ----------  ---------    ---------     --------    -----------
Increase (decrease)
 in net assets            40,747    (1,531,553)   (102,726)   (180,609)   (90,010)     (83,337)     (39,551)      (913,740)
Net assets at
 beginning of period     283,354     7,049,711   2,194,986   2,742,872    631,587      686,446      317,904     15,235,424
                        --------   -----------  ----------  ----------  ---------    ---------     --------    -----------
Net assets at end
 of period              $324,101   $ 5,518,158  $2,092,260  $2,562,263  $ 541,577    $ 603,109     $278,353    $14,321,684
                        ========   ===========  ==========  ==========  =========    =========     ========    ===========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                                     Sub-accounts
                       --------------------------------------------------------------------------------------------------------
                                                                 SAST          SAST          SAST          SAST         SAST
                          SAST         SAST         SAST     International International International International   Marsico
                         Growth-    High-Yield   High-Yield   Diversified   Diversified   Growth and    Growth and     Focused
                         Income        Bond         Bond       Equities      Equities       Income        Income       Growth
                        Portfolio   Portfolio    Portfolio     Portfolio     Portfolio     Portfolio     Portfolio    Portfolio
                         Class 2     Class 1      Class 2       Class 1       Class 2       Class 1       Class 2      Class 1
FOR THE YEAR ENDED
 DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment
    income (loss)      $   (1,125) $   194,866  $    74,982   $    12,995   $    3,801    $   22,543    $    7,331   $  (19,554)
   Net realized
    gain (losses)         160,782     (161,665)    (114,447)      190,669       23,629        15,852        21,222       91,042
   Capital gain
    distribution
    from mutual
    funds                  76,906           --           --            --           --            --            --       55,249
   Change in net
    unrealized
    appreciation
    (depreciation)
    of investments       (324,501)    (354,658)     (85,910)     (265,145)     (41,410)      (94,710)      (53,307)    (143,903)
                       ----------  -----------  -----------   -----------   ----------    ----------    ----------   ----------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       operations         (87,938)    (321,457)    (125,375)      (61,481)     (13,980)      (56,315)      (24,754)     (17,166)
                       ----------  -----------  -----------   -----------   ----------    ----------    ----------   ----------
FROM CAPITAL
 TRANSACTIONS
   Net proceeds
    from units sold       265,818      143,944       90,932        45,448       59,796         5,263        38,387           --
   Cost of units
    redeemed             (199,677)    (836,635)    (207,026)   (1,264,588)    (158,941)     (183,265)      (80,301)    (173,459)
   Net transfers         (196,449)    (541,435)      48,115       122,094      (23,388)      (78,865)        2,781      (26,435)
   Contract
    maintenance
    charge                     --           --           --            --           --            --            --           --
   Adjustments to
    net assets
    allocated to
    contracts in
    payout period             (51)        (518)           1          (489)      (1,032)           23             3           --
                       ----------  -----------  -----------   -----------   ----------    ----------    ----------   ----------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       principal
       transactions      (130,359)  (1,234,644)     (67,978)   (1,097,535)    (123,565)     (256,844)      (39,130)    (199,894)
                       ----------  -----------  -----------   -----------   ----------    ----------    ----------   ----------
Increase (decrease)
 in net assets           (218,297)  (1,556,101)    (193,353)   (1,159,016)    (137,545)     (313,159)      (63,884)    (217,060)
Net assets at
 beginning of period    2,285,720    6,467,457    2,161,416     5,461,996    1,349,899     2,372,450       942,353    1,380,261
                       ----------  -----------  -----------   -----------   ----------    ----------    ----------   ----------
Net assets at end
 of period             $2,067,423  $ 4,911,356  $ 1,968,063   $ 4,302,980   $1,212,354    $2,059,291    $  878,469   $1,163,201
                       ==========  ===========  ===========   ===========   ==========    ==========    ==========   ==========
FOR THE YEAR ENDED
 DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment
    income (loss)      $  (10,159) $   236,962  $    75,587   $     2,364   $   (2,217)   $    5,828    $      977   $  (20,889)
   Net realized
    gain (losses)         113,562      571,592       60,813       196,418       32,526        56,502        36,546       97,112
   Capital gain
    distribution
    from mutual
    funds                  83,088           --           --            --           --            --            --       83,942
   Change in net
    unrealized
    appreciation
    (depreciation)
    of investments         69,943     (771,616)    (143,588)     (799,947)    (161,330)     (349,474)     (151,574)     (31,614)
                       ----------  -----------  -----------   -----------   ----------    ----------    ----------   ----------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       operations         256,434       36,938       (7,188)     (601,165)    (131,021)     (287,144)     (114,051)     128,551
                       ----------  -----------  -----------   -----------   ----------    ----------    ----------   ----------
FROM CAPITAL
 TRANSACTIONS
   Net proceeds
    from units sold        84,851       18,084      212,736         6,136      163,629        14,059        39,370           --
   Cost of units
    redeemed             (257,293)  (1,556,732)    (375,452)     (901,984)    (125,866)     (290,260)     (117,269)    (219,154)
   Net transfers           41,495   (1,977,701)    (970,518)      162,517       93,475      (196,030)       40,370      123,306
   Contract
    maintenance
    charge                     --           --           --            --           --            --            --           --
   Adjustments to
    net assets
    allocated to
    contracts in
    payout period             (89)        (124)           2             3          469             8             3           --
                       ----------  -----------  -----------   -----------   ----------    ----------    ----------   ----------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       principal
       transactions      (131,036)  (3,516,473)  (1,133,232)     (733,328)     131,707      (472,223)      (37,526)     (95,848)
                       ----------  -----------  -----------   -----------   ----------    ----------    ----------   ----------
Increase (decrease)
 in net assets            125,398   (3,479,535)  (1,140,420)   (1,334,493)         686      (759,367)     (151,577)      32,703
Net assets at
 beginning of period    2,160,322    9,946,992    3,301,836     6,796,489    1,349,213     3,131,817     1,093,930    1,347,558
                       ----------  -----------  -----------   -----------   ----------    ----------    ----------   ----------
Net assets at end
 of period             $2,285,720  $ 6,467,457  $ 2,161,416   $ 5,461,996   $1,349,899    $2,372,450    $  942,353   $1,380,261
                       ==========  ===========  ===========   ===========   ==========    ==========    ==========   ==========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                                   Sub-accounts
                       ----------------------------------------------------------------------------------------------------
                          SAST       SAST MFS      SAST MFS                                                        SAST
                         Marsico   Massachusetts Massachusetts  SAST MFS       SAST        SAST        SAST       Small &
                         Focused     Investors     Investors      Total      MFS Total    Mid-Cap     Mid-Cap     Mid Cap
                         Growth        Trust         Trust       Return       Return      Growth      Growth       Value
                        Portfolio    Portfolio     Portfolio    Portfolio    Portfolio   Portfolio   Portfolio   Portfolio
                         Class 3      Class 1       Class 2      Class 1      Class 3     Class 1     Class 2     Class 3
FOR THE YEAR ENDED
 DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment
    income (loss)      $  (15,326)  $  (10,458)   $  (10,153)  $   198,193  $   42,685  $  (42,409) $  (28,996) $   (93,950)
   Net realized
    gain (losses)          59,848      112,529        61,737       642,276     261,226     232,968     300,980      331,472
   Capital gain
    distribution
    from mutual
    funds                  46,331       68,318        56,310            --          --     200,190     136,069    1,009,135
   Change in net
    unrealized
    appreciation
    (depreciation)
    of investments        (99,434)    (187,807)     (120,961)   (1,264,387)   (468,194)   (359,749)   (370,300)  (1,820,881)
                       ----------   ----------    ----------   -----------  ----------  ----------  ----------  -----------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       operations          (8,581)     (17,418)      (13,067)     (423,918)   (164,283)     31,000      37,753     (574,224)
                       ----------   ----------    ----------   -----------  ----------  ----------  ----------  -----------
FROM CAPITAL
 TRANSACTIONS
   Net proceeds
    from units sold       202,656       73,966        28,207       200,709     663,496     594,900     142,310      185,220
   Cost of units
    redeemed             (226,826)    (237,899)     (123,931)   (2,542,548)   (725,198)   (231,052)   (241,710)    (837,139)
   Net transfers           (9,876)     (22,010)       (2,622)      279,706    (325,568)    (45,932)    (45,848)     561,355
   Contract
    maintenance
    charge                     --           --            --            --          --          --          --           --
   Adjustments to
    net assets
    allocated to
    contracts in
    payout period           1,988          144          (517)           (2)        198         202       5,018        2,927
                       ----------   ----------    ----------   -----------  ----------  ----------  ----------  -----------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       principal
       transactions       (32,058)    (185,799)      (98,863)   (2,062,135)   (387,072)    318,118    (140,230)     (87,637)
                       ----------   ----------    ----------   -----------  ----------  ----------  ----------  -----------
Increase (decrease)
 in net assets            (40,639)    (203,217)     (111,930)   (2,486,053)   (551,355)    349,118    (102,477)    (661,861)
Net assets at
 beginning of period    1,026,071    1,565,855     1,210,097    23,861,186   7,531,158   2,673,725   1,901,785    7,248,018
                       ----------   ----------    ----------   -----------  ----------  ----------  ----------  -----------
Net assets at end
 of period             $  985,432   $1,362,638    $1,098,167   $21,375,133  $6,979,803  $3,022,843  $1,799,308  $ 6,586,157
                       ==========   ==========    ==========   ===========  ==========  ==========  ==========  ===========
FOR THE YEAR ENDED
 DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment
    income (loss)      $  (14,573)  $  (15,701)   $  (12,499)  $   131,723  $   24,561  $  (40,624) $  (27,170) $   (78,410)
   Net realized
    gain (losses)          38,008      226,539        52,256       797,330     219,177     203,915     164,658      758,815
   Capital gain
    distribution
    from mutual
    funds                  60,464       60,265        44,184            --          --     214,903     160,952    1,146,767
   Change in net
    unrealized
    appreciation
    (depreciation)
    of investments           (126)    (132,240)       14,409       661,207     184,611    (138,931)   (136,134)  (1,326,573)
                       ----------   ----------    ----------   -----------  ----------  ----------  ----------  -----------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       operations          83,773      138,863        98,350     1,590,260     428,349     239,263     162,306      500,599
                       ----------   ----------    ----------   -----------  ----------  ----------  ----------  -----------
FROM CAPITAL
 TRANSACTIONS
   Net proceeds
    from units sold        79,670       36,827       113,933        91,515     745,147       4,656     114,729      164,051
   Cost of units
    redeemed              (74,039)    (408,579)      (69,569)   (3,368,508)   (858,234)   (319,665)   (121,582)    (934,727)
   Net transfers           39,819       75,150        15,151        76,668     746,462      68,680     105,706     (803,884)
   Contract
    maintenance
    charge                     --           --            --            --          --          --          --           --
   Adjustments to
    net assets
    allocated to
    contracts in
    payout period              --           --           175            --          92          --          46         (141)
                       ----------   ----------    ----------   -----------  ----------  ----------  ----------  -----------
     Increase
       (decrease)
       in net
       assets
       resulting
       from
       principal
       transactions        45,450     (296,602)       59,690    (3,200,325)    633,467    (246,329)     98,899   (1,574,701)
                       ----------   ----------    ----------   -----------  ----------  ----------  ----------  -----------
Increase (decrease)
 in net assets            129,223     (157,739)      158,040    (1,610,065)  1,061,816      (7,066)    261,205   (1,074,102)
Net assets at
 beginning of period      896,848    1,723,594     1,052,057    25,471,251   6,469,342   2,680,791   1,640,580    8,322,120
                       ----------   ----------    ----------   -----------  ----------  ----------  ----------  -----------
Net assets at end
 of period             $1,026,071   $1,565,855    $1,210,097   $23,861,186  $7,531,158  $2,673,725  $1,901,785  $ 7,248,018
                       ==========   ==========    ==========   ===========  ==========  ==========  ==========  ===========

                            See accompanying notes.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                              Sub-accounts
                                 ---------------------------------------------------------------------
                                                          SAST       SAST      SAST Total   SAST Total
                                    SAST       SAST      Telecom    Telecom      Return       Return
                                 Technology Technology   Utility    Utility       Bond         Bond
                                 Portfolio  Portfolio   Portfolio  Portfolio   Portfolio    Portfolio
                                  Class 1    Class 2     Class 1    Class 2     Class 1      Class 2
FOR THE YEAR ENDED
 DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income
    (loss)                       $ (11,341)  $ (4,750) $   62,691  $  14,556  $   (38,400) $   (17,992)
   Net realized gain (losses)       99,137     23,823      96,543     16,427       89,187       (3,016)
   Capital gain distribution
    from mutual funds                   --         --          --         --      218,221       64,759
   Change in net unrealized
    appreciation
    (depreciation) of
    investments                    (40,766)     4,940    (433,911)   (96,584)    (420,353)     (93,503)
                                 ---------   --------  ----------  ---------  -----------  -----------
     Increase (decrease) in
       net assets resulting
       from operations              47,030     24,013    (274,677)   (65,601)    (151,345)     (49,752)
                                 ---------   --------  ----------  ---------  -----------  -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units
    sold                                --     41,830      11,526      6,062       40,924       80,329
   Cost of units redeemed         (106,320)   (33,774)   (189,065)   (47,413)  (1,347,949)    (495,210)
   Net transfers                   102,232    (11,660)    (75,578)     2,439     (575,111)     (37,146)
   Contract maintenance charge          --         --          --         --           --           --
   Adjustments to net assets
    allocated to contracts in
    payout period                     (102)        --        (338)      (352)           8        1,908
                                 ---------   --------  ----------  ---------  -----------  -----------
     Increase (decrease) in
       net assets resulting
       from principal
       transactions                 (4,190)    (3,604)   (253,455)   (39,264)  (1,882,128)    (450,119)
                                 ---------   --------  ----------  ---------  -----------  -----------
Increase (decrease) in net
 assets                             42,840     20,409    (528,132)  (104,865)  (2,033,473)    (499,871)
Net assets at beginning of
 period                            693,188    306,592   2,281,804    513,165   10,748,324    3,122,605
                                 ---------   --------  ----------  ---------  -----------  -----------
Net assets at end of period      $ 736,028   $327,001  $1,753,672  $ 408,300  $ 8,714,851  $ 2,622,734
                                 =========   ========  ==========  =========  ===========  ===========
FOR THE YEAR ENDED
 DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income
    (loss)                       $  (9,574)  $ (4,566) $   28,203  $   4,777  $   (37,309) $   (16,765)
   Net realized gain (losses)       32,268     25,619     109,666     21,768       69,876      (23,723)
   Capital gain distribution
    from mutual funds                   --         --          --         --           --           --
   Change in net unrealized
    appreciation
    (depreciation) of
    investments                    108,467     42,455     104,110     22,499      345,318      154,114
                                 ---------   --------  ----------  ---------  -----------  -----------
     Increase (decrease) in
       net assets resulting
       from operations             131,161     63,508     241,979     49,044      377,885      113,626
                                 ---------   --------  ----------  ---------  -----------  -----------
FROM CAPITAL TRANSACTIONS
   Net proceeds from units
    sold                                --      3,000      44,815     17,518       22,599      293,999
   Cost of units redeemed          (13,878)   (19,500)   (202,331)   (34,912)  (1,432,855)    (345,558)
   Net transfers                   (21,944)   (12,228)    (29,848)   (16,995)    (332,275)  (1,068,937)
   Contract maintenance charge          --         --          --         --           --           --
   Adjustments to net assets
    allocated to contracts in
    payout period                       14         --          17         --           --       (1,380)
                                 ---------   --------  ----------  ---------  -----------  -----------
     Increase (decrease) in
       net assets resulting
       from principal
       transactions                (35,808)   (28,728)   (187,347)   (34,389)  (1,742,531)  (1,121,876)
                                 ---------   --------  ----------  ---------  -----------  -----------
Increase (decrease) in net
 assets                             95,353     34,780      54,632     14,655   (1,364,646)  (1,008,250)
Net assets at beginning of
 period                            597,835    271,812   2,227,172    498,510   12,112,970    4,130,855
                                 ---------   --------  ----------  ---------  -----------  -----------
Net assets at end of period      $ 693,188   $306,592  $2,281,804  $ 513,165  $10,748,324  $ 3,122,605
                                 =========   ========  ==========  =========  ===========  ===========

                            See accompanying notes.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   Variable Annuity Account Four of American General Life Insurance Company (the "Separate Account") is a separate account of American General Life Insurance Company (the "Company"). The Company is a direct wholly owned subsidiary of AGC Life Insurance Company ("AGC"), a wholly owned, indirect subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings, and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

   On December 31, 2012, SunAmerica Annuity and Life Assurance Company merged into the Company. As a result of the merger, the Company became the depositor of the Separate Account. The Company is now responsible for all annuity and life insurance contracts funded through the Separate Account. The rights of the contract owners were not affected by the merger.

   The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms, and financial institutions. The distributor of these contracts is AIG Capital Services, Inc., a wholly owned, indirect subsidiary of the Company. No underwriting fees are paid in connection with the distribution of these contracts. The Separate Account offers the Advisor Variable Annuity product.

   The Separate Account is composed of 69 variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) the ten Class 1 and Class 2 currently available portfolios of the Anchor Series Trust (the "Anchor Trust"), (2) the fifty-two Class 1, 2, and 3 currently available investment portfolios of the SunAmerica Series Trust (the "SunAmerica Trust"), (3) the three currently available Series II investment portfolios of the AIM Variable Insurance Funds (the "Invesco Funds"), (4) the three currently available Class 2 investment portfolios of the American Funds Insurance Series (the "American Series"), or (5) the one Class VC currently available investment portfolio in the Lord Abbett Series Fund Inc. (the "Lord Abbett Fund"). The Anchor Trust, the SunAmerica Trust, the Invesco Funds, the American Series, and the Lord Abbett Fund (collectively referred to

                         VARIABLE ANNUITY ACCOUNT FOUR
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION (continued)

   as the "Trusts") are diversified, open-end investment companies, which retain investment advisers to assist in the investment activities of the Trusts. The Anchor Trust and SunAmerica Trust are affiliated investment companies. The contract holder may elect to have investments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not part of the Separate Account. The financial statements include balances allocated by the participants to the Variable Accounts and do not include balances allocated to the General Account.

   The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

   Net purchases from the contracts are allocated to the Sub-accounts and invested in the Funds in accordance with contract owner instructions. The purchases are recorded as principal transactions in the Statements of Changes in Net Assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

   INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis.

   ACCUMULATION UNIT: This is a measuring unit used to calculate the contract owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

   USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

   RESERVES FOR ANNUITY CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments.

   At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company. If there are transfers between the Company and the Separate Account they will be disclosed as adjustments to net assets allocated to contracts in payout period in the accompanying Statements of Changes in Net Assets.

   Annuity benefit payments are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


3. FAIR VALUE MEASUREMENTS

   Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requirements judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

   Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets, and most mutual funds.

   Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and Liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state municipal and provincial obligations, hybrid securities, and derivative contracts.

   Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

   The Separate Account assets measured at fair value as of December 31, 2015 consist of investments in trusts, which are registered and open-end mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 as of December 31, 2015 and for the year then ended.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

3. FAIR VALUE MEASUREMENTS (continued)

   The Separate Account had no liabilities as of December 31, 2015. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2015, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2015 is presented.

4. CHARGES AND DEDUCTIONS

   There are no withdrawal charges and no contract maintenance changes. Other charges and deductions are applied against the current value of the Separate Account and are paid as follows:

   SEPARATE ACCOUNT ANNUAL CHARGE: The Separate Account deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate Account annual charges are recorded as a charge in the Statement of Operations. The total annual rate of the net asset value of each portfolio is 1.52% or 1.77%, depending on whether the optional enhanced death benefit is chosen. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense charge is deducted at an annual rate of 0.15% of the net asset value of each portfolio and is included in the respective separate account annual charge rate. This is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

   TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as cost of units redeemed in the accompanying Statement of Changes in Net Assets.

   PREMIUM TAXES: Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


4. CHARGES AND DEDUCTIONS

   There are certain states that do not assess premium taxes. The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes when a Purchase Payment is made or upon surrender of the contract. Premium taxes are deducted from purchases when a contract annuitizes in the Statement of Change in Net Assets.

   SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2015, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                             Cost of
Sub-accounts                                                Purchases  Proceeds from Sales
------------                                               ----------- -------------------
American Funds Global Growth Fund Class 2                  $ 4,092,992     $ 4,502,509
American Funds Growth Fund Class 2                           7,625,817       4,498,113
American Funds Growth-Income Fund Class 2                   10,687,088      11,001,293
AST Asset Allocation Portfolio Class 1                       2,553,905       2,784,840
AST Asset Allocation Portfolio Class 2                       1,375,173       1,033,934
AST Capital Appreciation Portfolio Class 1                   5,265,861       6,375,650
AST Capital Appreciation Portfolio Class 2                   1,951,539       1,036,375
AST Government and Quality Bond Portfolio Class 1              788,311       2,974,738
AST Government and Quality Bond Portfolio Class 2              657,742       1,351,087
AST Growth Portfolio Class 1                                   918,554         799,848
AST Growth Portfolio Class 2                                   272,459         358,341
AST Natural Resources Portfolio Class 1                        123,205         832,160
AST Natural Resources Portfolio Class 2                         53,996         766,605
Invesco VI American Franchise Fund Series II                   130,724         420,206
Invesco VI Comstock Fund Series II                             962,762       2,772,293
Invesco VI Growth and Income Fund Series II                  4,086,660       3,388,970
Lord Abbett Growth and Income Portfolio Class VC             1,226,066       2,556,251
SAST Aggressive Growth Portfolio Class 1                        13,412         412,392
SAST Aggressive Growth Portfolio Class 2                        26,107          50,063
SAST Alliance Growth Portfolio Class 1                       1,651,412       1,921,731
SAST Alliance Growth Portfolio Class 2                         498,585         403,533
SAST Balanced Portfolio Class 1                              1,459,712       1,347,196
SAST Balanced Portfolio Class 2                                675,764         296,455
SAST Blue Chip Growth Portfolio Class 1                         70,660         189,786
SAST Blue Chip Growth Portfolio Class 2                         56,085         151,862
SAST Capital Growth Portfolio Class 1                           43,474         278,774
SAST Capital Growth Portfolio Class 2                           64,199         104,990
SAST Cash Management Portfolio Class 1                       6,825,960       7,117,330
SAST Cash Management Portfolio Class 2                       3,535,152       4,429,682
SAST Corporate Bond Portfolio Class 1                          915,869       2,249,960
SAST Corporate Bond Portfolio Class 2                          718,089       1,087,725
SAST Davis Venture Value Portfolio Class 1                   5,188,527       5,002,964
SAST Davis Venture Value Portfolio Class 2                   1,887,593       1,204,201
SAST Dogs of Wall Street Portfolio Class 1                     187,161         541,526
SAST Dogs of Wall Street Portfolio Class 2                     139,265         195,700
SAST Equity Opportunities Portfolio Class 1                    260,720         532,053
SAST Equity Opportunities Portfolio Class 2                     57,114         133,078
SAST Foreign Value Portfolio Class 3                           812,793       1,050,772
SAST Fundamental Growth Portfolio Class 1                       81,472          90,437
SAST Fundamental Growth Portfolio Class 2                       53,946          47,333
SAST Global Bond Portfolio Class 1                             327,950       1,230,649
SAST Global Bond Portfolio Class 2                             204,710         569,978
SAST Global Equities Portfolio Class 1                          50,072         501,556
SAST Global Equities Portfolio Class 2                         114,827         117,423
SAST Growth Opportunities Portfolio Class 1                    137,286         164,825
SAST Growth Opportunities Portfolio Class 2                    157,017          44,229
SAST Growth-Income Portfolio Class 1                         1,094,648       1,822,396
SAST Growth-Income Portfolio Class 2                           368,676         423,254
SAST High-Yield Bond Portfolio Class 1                       2,421,208       3,460,985
SAST High-Yield Bond Portfolio Class 2                       1,495,372       1,488,368
SAST International Diversified Equities Portfolio Class 1      779,255       1,863,795
SAST International Diversified Equities Portfolio Class 2       72,574         192,339
SAST International Growth and Income Portfolio Class 1         164,519         398,820
SAST International Growth and Income Portfolio Class 2         109,134         140,933
SAST Marsico Focused Growth Portfolio Class 1                   70,758         234,957
SAST Marsico Focused Growth Portfolio Class 3                  138,481         139,534
SAST MFS Massachusetts Investors Trust Portfolio Class 1       100,164         228,103
SAST MFS Massachusetts Investors Trust Portfolio Class 2        97,813         150,519
SAST MFS Total Return Portfolio Class 1                      1,194,578       3,058,521
SAST MFS Total Return Portfolio Class 3                        778,977       1,123,363
SAST Mid-Cap Growth Portfolio Class 1                          964,626         488,727
SAST Mid-Cap Growth Portfolio Class 2                          560,575         593,734
SAST Small & Mid Cap Value Portfolio Class 3                 3,061,791       2,234,243
SAST Technology Portfolio Class 1                              185,706         201,237
SAST Technology Portfolio Class 2                               47,432          55,786
SAST Telecom Utility Portfolio Class 1                         148,520         339,284
SAST Telecom Utility Portfolio Class 2                          34,406          59,113
SAST Total Return Bond Portfolio Class 1                     1,186,048       2,888,354
SAST Total Return Bond Portfolio Class 2                       229,573         632,925

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2015.

                                                   Contracts with              Accumulation Annuity Annuity
                                                      a Total     Accumulation    Units      Units   Units   Net Increase
Sub-accounts                                         Expense of   Units Issued   Redeemed    Issue  Redeemed  (Decrease)
------------                                       -------------- ------------ ------------ ------- -------- ------------
American Funds Global Growth Fund Class 2               1.52%        44,585      (126,261)     929   (2,329)    (83,076)
American Funds Global Growth Fund Class 2               1.77%         8,719        (8,160)      --       --         559
American Funds Growth Fund Class 2                      1.52%        35,754      (141,361)   5,283      (11)   (100,335)
American Funds Growth Fund Class 2                      1.77%           307        (6,281)      --       --      (5,974)
American Funds Growth-Income Fund Class 2               1.52%        97,787      (406,316)   6,189       --    (302,340)
American Funds Growth-Income Fund Class 2               1.77%           320       (13,413)      --       --     (13,093)
AST Asset Allocation Portfolio Class 1                  1.52%        12,233       (56,406)      --  (11,932)    (56,105)
AST Asset Allocation Portfolio Class 1                  1.77%            --        (2,177)      --       --      (2,177)
AST Asset Allocation Portfolio Class 2                  1.52%         8,169       (25,401)      --     (102)    (17,334)
AST Asset Allocation Portfolio Class 2                  1.77%             3          (124)      --       --        (121)
AST Capital Appreciation Portfolio Class 1              1.52%        12,133       (58,448)      --   (9,015)    (55,330)
AST Capital Appreciation Portfolio Class 1              1.77%         3,988        (3,721)      --       --         267
AST Capital Appreciation Portfolio Class 2              1.52%        11,718       (14,058)   1,756       --        (584)
AST Capital Appreciation Portfolio Class 2              1.77%           270          (617)      --       --        (347)
AST Government and Quality Bond Portfolio Class 1       1.52%        41,930      (127,404)      --  (15,649)   (101,123)
AST Government and Quality Bond Portfolio Class 1       1.77%         2,935        (5,058)      --       --      (2,123)
AST Government and Quality Bond Portfolio Class 2       1.52%        29,663       (45,235)      --   (7,022)    (22,594)
AST Government and Quality Bond Portfolio Class 2       1.77%            87       (11,333)      --       --     (11,246)
AST Growth Portfolio Class 1                            1.52%         1,569       (10,648)      --   (4,498)    (13,577)
AST Growth Portfolio Class 1                            1.77%            --          (123)      --       --        (123)
AST Growth Portfolio Class 2                            1.52%         2,277        (9,376)   1,291       --      (5,808)
AST Growth Portfolio Class 2                            1.77%             2          (526)      --       --        (524)
AST Natural Resources Portfolio Class 1                 1.52%         3,543       (22,447)     387       --     (18,517)
AST Natural Resources Portfolio Class 1                 1.77%             2          (731)      --       --        (729)
AST Natural Resources Portfolio Class 2                 1.52%         1,252       (19,927)      --       --     (18,675)
AST Natural Resources Portfolio Class 2                 1.77%            76           (17)      --       --          59
Invesco VI American Franchise Fund Series II            1.52%         7,451       (23,228)      --       --     (15,777)
Invesco VI American Franchise Fund Series II            1.77%           156        (1,077)      --       --        (921)
Invesco VI Comstock Fund Series II                      1.52%        41,923      (122,781)     843      (86)    (80,101)
Invesco VI Comstock Fund Series II                      1.77%           480       (15,418)      --       --     (14,938)
Invesco VI Growth and Income Fund Series II             1.52%        68,377      (156,330)   6,274   (4,818)    (86,497)
Invesco VI Growth and Income Fund Series II             1.77%           297        (1,364)      --       --      (1,067)
Lord Abbett Growth and Income Portfolio Class VC        1.52%        42,243      (148,645)   1,861   (1,432)   (105,973)
Lord Abbett Growth and Income Portfolio Class VC        1.77%           397        (5,048)      --       --      (4,651)
SAST Aggressive Growth Portfolio Class 1                1.52%         1,183       (12,466)      --   (4,047)    (15,330)
SAST Aggressive Growth Portfolio Class 1                1.77%             4          (797)      --       --        (793)
SAST Aggressive Growth Portfolio Class 2                1.52%         1,216        (2,283)      --       --      (1,067)
SAST Aggressive Growth Portfolio Class 2                1.77%            --            --       --       --          --
SAST Alliance Growth Portfolio Class 1                  1.52%         6,691       (25,989)      --   (3,411)    (22,709)
SAST Alliance Growth Portfolio Class 1                  1.77%         4,281        (3,208)      --       --       1,073
SAST Alliance Growth Portfolio Class 2                  1.52%         5,230        (6,146)      --     (218)     (1,134)
SAST Alliance Growth Portfolio Class 2                  1.77%           194          (188)      --       --           6
SAST Balanced Portfolio Class 1                         1.52%        21,950       (47,323)      --   (3,916)    (29,289)
SAST Balanced Portfolio Class 1                         1.77%            --           (80)      --       --         (80)
SAST Balanced Portfolio Class 2                         1.52%        18,100       (13,340)   2,043       --       6,803
SAST Balanced Portfolio Class 2                         1.77%            12          (119)      --       --        (107)
SAST Blue Chip Growth Portfolio Class 1                 1.52%         5,754       (17,789)      --       --     (12,035)
SAST Blue Chip Growth Portfolio Class 1                 1.77%            --           (45)      --       --         (45)
SAST Blue Chip Growth Portfolio Class 2                 1.52%         4,112       (13,999)      --       --      (9,887)
SAST Blue Chip Growth Portfolio Class 2                 1.77%            --          (178)      --       --        (178)
SAST Capital Growth Portfolio Class 1                   1.52%         2,080       (15,506)      --     (259)    (13,685)
SAST Capital Growth Portfolio Class 1                   1.77%            --        (7,750)      --       --      (7,750)
SAST Capital Growth Portfolio Class 2                   1.52%         4,170        (8,767)      --       --      (4,597)
SAST Capital Growth Portfolio Class 2                   1.77%            --           (32)      --       --         (32)
SAST Cash Management Portfolio Class 1                  1.52%       574,478      (585,577)      --  (20,344)    (31,443)
SAST Cash Management Portfolio Class 1                  1.77%        94,903       (78,590)      --       --      16,313
SAST Cash Management Portfolio Class 2                  1.52%       303,195      (337,452)      --  (34,948)    (69,205)
SAST Cash Management Portfolio Class 2                  1.77%        58,924       (59,626)      --       --        (702)
SAST Corporate Bond Portfolio Class 1                   1.52%        22,069       (76,552)      --   (3,992)    (58,475)
SAST Corporate Bond Portfolio Class 1                   1.77%            26          (255)      --       --        (229)
SAST Corporate Bond Portfolio Class 2                   1.52%        17,552       (21,560)      --   (6,553)    (10,561)
SAST Corporate Bond Portfolio Class 2                   1.77%            76        (9,622)      --       --      (9,546)
SAST Davis Venture Value Portfolio Class 1              1.52%         9,227       (83,732)      --   (2,469)    (76,974)
SAST Davis Venture Value Portfolio Class 1              1.77%         3,166        (3,283)      --       --        (117)
SAST Davis Venture Value Portfolio Class 2              1.52%        10,218       (18,454)      --   (1,634)     (9,870)
SAST Davis Venture Value Portfolio Class 2              1.77%             4        (2,074)      --       --      (2,070)
SAST Dogs of Wall Street Portfolio Class 1              1.52%         1,899       (19,446)      --   (3,639)    (21,186)
SAST Dogs of Wall Street Portfolio Class 1              1.77%            --          (484)      --       --        (484)
SAST Dogs of Wall Street Portfolio Class 2              1.52%         3,084        (8,120)      --       --      (5,036)
SAST Dogs of Wall Street Portfolio Class 2              1.77%            --          (199)      --       --        (199)
SAST Equity Opportunities Portfolio Class 1             1.52%         6,238       (14,712)      --   (3,916)    (12,390)

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2015.

                                                           Contracts with              Accumulation Annuity Annuity
                                                              a Total     Accumulation    Units      Units   Units   Net Increase
Sub-accounts                                                 Expense of   Units Issued   Redeemed    Issue  Redeemed  (Decrease)
------------                                               -------------- ------------ ------------ ------- -------- ------------
SAST Equity Opportunities Portfolio Class 1                     1.77%             6          (503)      --       --       (497)
SAST Equity Opportunities Portfolio Class 2                     1.52%           334        (3,765)      --      (83)    (3,514)
SAST Equity Opportunities Portfolio Class 2                     1.77%           189          (242)      --       --        (53)
SAST Foreign Value Portfolio Class 3                            1.52%        36,694       (54,606)   3,823       --    (14,089)
SAST Foreign Value Portfolio Class 3                            1.77%         2,091        (1,744)      --       --        347
SAST Fundamental Growth Portfolio Class 1                       1.52%         1,099        (2,883)      --       --     (1,784)
SAST Fundamental Growth Portfolio Class 1                       1.77%             3          (155)      --       --       (152)
SAST Fundamental Growth Portfolio Class 2                       1.52%            --        (1,552)      --       --     (1,552)
SAST Fundamental Growth Portfolio Class 2                       1.77%            --            (2)      --       --         (2)
SAST Global Bond Portfolio Class 1                              1.52%        20,900       (59,922)     615       --    (38,407)
SAST Global Bond Portfolio Class 1                              1.77%           104          (507)      --       --       (403)
SAST Global Bond Portfolio Class 2                              1.52%        10,067       (22,752)      --   (2,892)   (15,577)
SAST Global Bond Portfolio Class 2                              1.77%            15          (251)      --       --       (236)
SAST Global Equities Portfolio Class 1                          1.52%         1,849       (16,449)      --   (1,689)   (16,289)
SAST Global Equities Portfolio Class 1                          1.77%             7          (521)      --       --       (514)
SAST Global Equities Portfolio Class 2                          1.52%         4,193        (4,014)      --     (130)        49
SAST Global Equities Portfolio Class 2                          1.77%            --            --       --       --         --
SAST Growth Opportunities Portfolio Class 1                     1.52%         6,010       (15,186)      --       --     (9,176)
SAST Growth Opportunities Portfolio Class 1                     1.77%         1,000          (430)      --       --        570
SAST Growth Opportunities Portfolio Class 2                     1.52%         9,160        (4,058)      --       --      5,102
SAST Growth Opportunities Portfolio Class 2                     1.77%         2,047            --       --       --      2,047
SAST Growth-Income Portfolio Class 1                            1.52%         5,557       (29,658)      --   (3,550)   (27,651)
SAST Growth-Income Portfolio Class 1                            1.77%         4,384        (3,828)      --       --        556
SAST Growth-Income Portfolio Class 2                            1.52%         6,763       (10,286)     907       --     (2,616)
SAST Growth-Income Portfolio Class 2                            1.77%            --          (344)      --       --       (344)
SAST High-Yield Bond Portfolio Class 1                          1.52%        76,684      (116,152)      --   (5,434)   (44,902)
SAST High-Yield Bond Portfolio Class 1                          1.77%        10,091       (10,510)      --       --       (419)
SAST High-Yield Bond Portfolio Class 2                          1.52%        52,562       (51,676)      --   (2,942)    (2,056)
SAST High-Yield Bond Portfolio Class 2                          1.77%            73          (593)      --       --       (520)
SAST International Diversified Equities Portfolio Class 1       1.52%        36,627      (119,439)      --      (59)   (82,871)
SAST International Diversified Equities Portfolio Class 1       1.77%        18,813       (14,938)      --       --      3,875
SAST International Diversified Equities Portfolio Class 2       1.52%         4,629       (13,281)     413       --     (8,239)
SAST International Diversified Equities Portfolio Class 2       1.77%             8          (579)      --       --       (571)
SAST International Growth and Income Portfolio Class 1          1.52%         9,274       (20,723)      --   (4,694)   (16,143)
SAST International Growth and Income Portfolio Class 1          1.77%            27            --       --       --         27
SAST International Growth and Income Portfolio Class 2          1.52%         4,670        (8,062)     797       --     (2,595)
SAST International Growth and Income Portfolio Class 2          1.77%           461          (128)      --       --        333
SAST Marsico Focused Growth Portfolio Class 1                   1.52%           997       (11,917)      --      (11)   (10,931)
SAST Marsico Focused Growth Portfolio Class 1                   1.77%            --          (112)      --       --       (112)
SAST Marsico Focused Growth Portfolio Class 3                   1.52%         4,730       (13,678)   7,527       --     (1,421)
SAST Marsico Focused Growth Portfolio Class 3                   1.77%            27           (34)      --       --         (7)
SAST MFS Massachusetts Investors Trust Portfolio Class 1        1.52%           772        (6,971)   1,872       --     (4,327)
SAST MFS Massachusetts Investors Trust Portfolio Class 1        1.77%            --          (646)      --       --       (646)
SAST MFS Massachusetts Investors Trust Portfolio Class 2        1.52%         1,150        (3,533)      --      (26)    (2,409)
SAST MFS Massachusetts Investors Trust Portfolio Class 2        1.77%            10          (212)      --       --       (202)
SAST MFS Total Return Portfolio Class 1                         1.52%        14,107       (73,457)      --      (38)   (59,388)
SAST MFS Total Return Portfolio Class 1                         1.77%         8,240        (1,874)      --       --      6,366
SAST MFS Total Return Portfolio Class 3                         1.52%        20,017       (27,477)      --   (1,746)    (9,206)
SAST MFS Total Return Portfolio Class 3                         1.77%           148        (1,468)      --       --     (1,320)
SAST Mid-Cap Growth Portfolio Class 1                           1.52%        37,305       (26,660)   3,513       --     14,158
SAST Mid-Cap Growth Portfolio Class 1                           1.77%         1,435            --       --       --      1,435
SAST Mid-Cap Growth Portfolio Class 2                           1.52%        25,423       (32,762)     927       --     (6,412)
SAST Mid-Cap Growth Portfolio Class 2                           1.77%           448          (485)      --       --        (37)
SAST Small & Mid Cap Value Portfolio Class 3                    1.52%        50,760       (51,397)   2,052   (1,258)       157
SAST Small & Mid Cap Value Portfolio Class 3                    1.77%        19,041       (23,439)      --       --     (4,398)
SAST Technology Portfolio Class 1                               1.52%        22,458       (51,924)     459       --    (29,007)
SAST Technology Portfolio Class 1                               1.77%        26,061            --       --       --     26,061
SAST Technology Portfolio Class 2                               1.52%        10,882       (13,485)      --       --     (2,603)
SAST Technology Portfolio Class 2                               1.77%         1,456           (66)      --       --      1,390
SAST Telecom Utility Portfolio Class 1                          1.52%         3,070       (14,047)     605       --    (10,372)
SAST Telecom Utility Portfolio Class 1                          1.77%            --            --       --       --         --
SAST Telecom Utility Portfolio Class 2                          1.52%           582        (2,461)     193       --     (1,686)
SAST Telecom Utility Portfolio Class 2                          1.77%            --            --       --       --         --
SAST Total Return Bond Portfolio Class 1                        1.52%        28,709       (85,480)     301       --    (56,470)
SAST Total Return Bond Portfolio Class 1                        1.77%         7,956       (17,470)      --       --     (9,514)
SAST Total Return Bond Portfolio Class 2                        1.52%         6,290       (17,678)      --   (4,640)   (16,028)
SAST Total Return Bond Portfolio Class 2                        1.77%            14           (22)      --       --         (8)

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2014.

                                                   Contracts with              Accumulation Annuity Annuity
                                                      a Total     Accumulation    Units      Units   Units   Net Increase
Sub-accounts                                         Expense of   Units Issued   Redeemed    Issue  Redeemed  (Decrease)
------------                                       -------------- ------------ ------------ ------- -------- ------------
American Funds Global Growth Fund Class 2               1.52%        63,991      (184,626)   4,310       --    (116,325)
American Funds Global Growth Fund Class 2               1.77%         2,335        (1,255)      --       --       1,080
American Funds Growth Fund Class 2                      1.52%        79,216      (237,175)   4,281   (1,622)   (155,300)
American Funds Growth Fund Class 2                      1.77%         1,883        (3,550)      --       --      (1,667)
American Funds Growth-Income Fund Class 2               1.52%       142,309      (468,396)   8,188   (2,209)   (320,108)
American Funds Growth-Income Fund Class 2               1.77%        10,650        (3,803)      --       --       6,847
AST Asset Allocation Portfolio Class 1                  1.52%        16,154      (117,341)   9,802       --     (91,385)
AST Asset Allocation Portfolio Class 1                  1.77%            --          (284)      --       --        (284)
AST Asset Allocation Portfolio Class 2                  1.52%        29,021       (30,097)     674       --        (402)
AST Asset Allocation Portfolio Class 2                  1.77%             3          (131)      --       --        (128)
AST Capital Appreciation Portfolio Class 1              1.52%        (1,619)      (59,112)  12,402       --     (48,329)
AST Capital Appreciation Portfolio Class 1              1.77%         4,237        (2,962)      --       --       1,275
AST Capital Appreciation Portfolio Class 2              1.52%         8,472       (11,890)     112       --      (3,306)
AST Capital Appreciation Portfolio Class 2              1.77%           115          (484)      --       --        (369)
AST Government and Quality Bond Portfolio Class 1       1.52%        51,934      (170,380)  15,218       --    (103,228)
AST Government and Quality Bond Portfolio Class 1       1.77%        12,999        (1,015)      --       --      11,984
AST Government and Quality Bond Portfolio Class 2       1.52%        73,522       (70,710)   6,191       --       9,003
AST Government and Quality Bond Portfolio Class 2       1.77%            36        (6,507)      --       --      (6,471)
AST Growth Portfolio Class 1                            1.52%           615       (29,242)   4,380       --     (24,247)
AST Growth Portfolio Class 1                            1.77%         2,261        (2,363)      --       --        (102)
AST Growth Portfolio Class 2                            1.52%         2,684        (4,568)      --   (3,363)     (5,247)
AST Growth Portfolio Class 2                            1.77%            --        (1,019)      --       --      (1,019)
AST Natural Resources Portfolio Class 1                 1.52%         4,672       (13,549)      --     (250)     (9,127)
AST Natural Resources Portfolio Class 1                 1.77%           345          (166)      --       --         179
AST Natural Resources Portfolio Class 2                 1.52%         4,080        (7,557)      --       --      (3,477)
AST Natural Resources Portfolio Class 2                 1.77%            71           (16)      --       --          55
Invesco VI American Franchise Fund Series II            1.52%        12,714       (31,369)      --       --     (18,655)
Invesco VI American Franchise Fund Series II            1.77%         6,149          (407)      --       --       5,742
Invesco VI Comstock Fund Series II                      1.52%        41,314      (185,728)   1,044      (11)   (143,381)
Invesco VI Comstock Fund Series II                      1.77%         8,469        (4,328)      --       --       4,141
Invesco VI Growth and Income Fund Series II             1.52%        39,076      (146,940)   8,679       --     (99,185)
Invesco VI Growth and Income Fund Series II             1.77%         2,133        (1,267)      --       --         866
Lord Abbett Growth and Income Portfolio Class VC        1.52%        36,787      (228,336)   3,943       --    (187,606)
Lord Abbett Growth and Income Portfolio Class VC        1.77%           418        (1,557)      --       --      (1,139)
SAST Aggressive Growth Portfolio Class 1                1.52%         1,522       (26,415)   4,125       --     (20,768)
SAST Aggressive Growth Portfolio Class 1                1.77%             6           (12)      --       --          (6)
SAST Aggressive Growth Portfolio Class 2                1.52%         1,265        (1,458)      --       --        (193)
SAST Aggressive Growth Portfolio Class 2                1.77%            --            --       --       --          --
SAST Alliance Growth Portfolio Class 1                  1.52%         3,489       (40,520)   3,873       --     (33,158)
SAST Alliance Growth Portfolio Class 1                  1.77%         3,928        (2,250)      --       --       1,678
SAST Alliance Growth Portfolio Class 2                  1.52%         6,186        (9,336)     187       --      (2,963)
SAST Alliance Growth Portfolio Class 2                  1.77%            85           (89)      --       --          (4)
SAST Balanced Portfolio Class 1                         1.52%        30,356      (108,774)   2,706       --     (75,712)
SAST Balanced Portfolio Class 1                         1.77%           373           (72)      --       --         301
SAST Balanced Portfolio Class 2                         1.52%        29,462       (21,762)     346       --       8,046
SAST Balanced Portfolio Class 2                         1.77%            --          (446)      --       --        (446)
SAST Blue Chip Growth Portfolio Class 1                 1.52%        16,068       (22,139)      --       --      (6,071)
SAST Blue Chip Growth Portfolio Class 1                 1.77%            --           (48)      --       --         (48)
SAST Blue Chip Growth Portfolio Class 2                 1.52%        24,776        (4,871)      --       --      19,905
SAST Blue Chip Growth Portfolio Class 2                 1.77%            --          (250)      --       --        (250)
SAST Capital Growth Portfolio Class 1                   1.52%           (37)      (18,750)     222       --     (18,565)
SAST Capital Growth Portfolio Class 1                   1.77%            --            --       --       --          --
SAST Capital Growth Portfolio Class 2                   1.52%         1,953        (4,333)      --       --      (2,380)
SAST Capital Growth Portfolio Class 2                   1.77%             1           (33)      --       --         (32)
SAST Cash Management Portfolio Class 1                  1.52%       639,567      (637,559)  64,653       --      66,661
SAST Cash Management Portfolio Class 1                  1.77%        27,737       (24,067)      --       --       3,670
SAST Cash Management Portfolio Class 2                  1.52%       526,872      (469,965)  32,849       --      89,756
SAST Cash Management Portfolio Class 2                  1.77%         4,831        (4,641)      --       --         190
SAST Corporate Bond Portfolio Class 1                   1.52%        18,792      (128,879)   8,507       --    (101,580)
SAST Corporate Bond Portfolio Class 1                   1.77%            25          (262)      --       --        (237)
SAST Corporate Bond Portfolio Class 2                   1.52%        15,289       (31,719)   6,169       --     (10,261)
SAST Corporate Bond Portfolio Class 2                   1.77%            58        (2,206)      --       --      (2,148)
SAST Davis Venture Value Portfolio Class 1              1.52%         7,431      (120,451)   2,291       --    (110,729)
SAST Davis Venture Value Portfolio Class 1              1.77%         3,380        (4,168)      --       --        (788)
SAST Davis Venture Value Portfolio Class 2              1.52%        14,078       (30,405)     362       --     (15,965)
SAST Davis Venture Value Portfolio Class 2              1.77%            11        (2,317)      --       --      (2,306)
SAST Dogs of Wall Street Portfolio Class 1              1.52%         2,022       (23,695)   3,230       --     (18,443)
SAST Dogs of Wall Street Portfolio Class 1              1.77%            --            --       --       --          --
SAST Dogs of Wall Street Portfolio Class 2              1.52%         5,157        (8,164)      --     (556)     (3,563)
SAST Dogs of Wall Street Portfolio Class 2              1.77%             1           (30)      --       --         (29)
SAST Equity Opportunities Portfolio Class 1             1.52%          (783)      (24,320)   3,973       --     (21,130)

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2014.

                                                           Contracts with              Accumulation Annuity Annuity
                                                              a Total     Accumulation    Units      Units   Units   Net Increase
Sub-accounts                                                 Expense of   Units Issued   Redeemed    Issue  Redeemed  (Decrease)
------------                                               -------------- ------------ ------------ ------- -------- ------------
SAST Equity Opportunities Portfolio Class 1                     1.77%             9            (1)      --      --            8
SAST Equity Opportunities Portfolio Class 2                     1.52%         2,773        (4,754)     368      --       (1,613)
SAST Equity Opportunities Portfolio Class 2                     1.77%           144           (67)      --      --           77
SAST Foreign Value Portfolio Class 3                            1.52%        29,451       (57,322)   1,114      --      (26,757)
SAST Foreign Value Portfolio Class 3                            1.77%           806        (8,905)      --      --       (8,099)
SAST Fundamental Growth Portfolio Class 1                       1.52%           691        (6,118)      --      --       (5,427)
SAST Fundamental Growth Portfolio Class 1                       1.77%             5            (5)      --      --           --
SAST Fundamental Growth Portfolio Class 2                       1.52%         4,131        (3,225)      --      --          906
SAST Fundamental Growth Portfolio Class 2                       1.77%            --            (5)      --      --           (5)
SAST Global Bond Portfolio Class 1                              1.52%        16,168       (65,746)     314      --      (49,264)
SAST Global Bond Portfolio Class 1                              1.77%         2,517       (15,571)      --      --      (13,054)
SAST Global Bond Portfolio Class 2                              1.52%        23,831       (28,138)   2,427      --       (1,880)
SAST Global Bond Portfolio Class 2                              1.77%           215        (1,015)      --      --         (800)
SAST Global Equities Portfolio Class 1                          1.52%         1,441       (11,979)   1,422      --       (9,116)
SAST Global Equities Portfolio Class 1                          1.77%            10           (80)      --      --          (70)
SAST Global Equities Portfolio Class 2                          1.52%         1,086        (5,254)     249      --       (3,919)
SAST Global Equities Portfolio Class 2                          1.77%            --            --       --      --           --
SAST Growth Opportunities Portfolio Class 1                     1.52%         7,969       (18,293)      --      --      (10,324)
SAST Growth Opportunities Portfolio Class 1                     1.77%            14           (86)      --      --          (72)
SAST Growth Opportunities Portfolio Class 2                     1.52%         3,172        (9,086)      --      --       (5,914)
SAST Growth Opportunities Portfolio Class 2                     1.77%           995            --       --      --          995
SAST Growth-Income Portfolio Class 1                            1.52%         2,387       (64,811)   3,051      --      (59,373)
SAST Growth-Income Portfolio Class 1                            1.77%            --           (86)      --      --          (86)
SAST Growth-Income Portfolio Class 2                            1.52%         4,032        (7,568)     570      --       (2,966)
SAST Growth-Income Portfolio Class 2                            1.77%             1           (23)      --      --          (22)
SAST High-Yield Bond Portfolio Class 1                          1.52%        83,709      (203,826)   4,667      --     (115,450)
SAST High-Yield Bond Portfolio Class 1                          1.77%         2,180        (9,999)      --      --       (7,819)
SAST High-Yield Bond Portfolio Class 2                          1.52%        69,534      (112,760)   2,593      --      (40,633)
SAST High-Yield Bond Portfolio Class 2                          1.77%            63          (357)      --      --         (294)
SAST International Diversified Equities Portfolio Class 1       1.52%        15,478       (68,120)   1,454      --      (51,188)
SAST International Diversified Equities Portfolio Class 1       1.77%         3,642           (30)      --      --        3,612
SAST International Diversified Equities Portfolio Class 2       1.52%        21,729       (12,811)     885      --        9,803
SAST International Diversified Equities Portfolio Class 2       1.77%           214          (135)      --      --           79
SAST International Growth and Income Portfolio Class 1          1.52%         5,324       (27,007)   3,418      --      (18,265)
SAST International Growth and Income Portfolio Class 1          1.77%            --        (9,427)      --      --       (9,427)
SAST International Growth and Income Portfolio Class 2          1.52%         8,254       (10,276)      28      --       (1,994)
SAST International Growth and Income Portfolio Class 2          1.77%         1,046        (1,145)      --      --          (99)
SAST Marsico Focused Growth Portfolio Class 1                   1.52%         7,925       (13,071)       7      --       (5,139)
SAST Marsico Focused Growth Portfolio Class 1                   1.77%            --          (100)      --      --         (100)
SAST Marsico Focused Growth Portfolio Class 3                   1.52%         7,437        (4,770)       2      --        2,669
SAST Marsico Focused Growth Portfolio Class 3                   1.77%             8           (65)      --      --          (57)
SAST MFS Massachusetts Investors Trust Portfolio Class 1        1.52%         4,330       (12,776)      --      --       (8,446)
SAST MFS Massachusetts Investors Trust Portfolio Class 1        1.77%             1            (6)      --      --           (5)
SAST MFS Massachusetts Investors Trust Portfolio Class 2        1.52%         5,171        (3,374)      --     (16)       1,781
SAST MFS Massachusetts Investors Trust Portfolio Class 2        1.77%            --           (61)      --      --          (61)
SAST MFS Total Return Portfolio Class 1                         1.52%        26,452      (111,321)      33      --      (84,836)
SAST MFS Total Return Portfolio Class 1                         1.77%           179        (1,979)      --      --       (1,800)
SAST MFS Total Return Portfolio Class 3                         1.52%        43,005       (27,506)   1,323      --       16,822
SAST MFS Total Return Portfolio Class 3                         1.77%           309            (4)      --      --          305
SAST Mid-Cap Growth Portfolio Class 1                           1.52%         9,963       (23,244)     211      --      (13,070)
SAST Mid-Cap Growth Portfolio Class 1                           1.77%            --          (307)      --      --         (307)
SAST Mid-Cap Growth Portfolio Class 2                           1.52%        19,112       (19,899)   1,754      --          967
SAST Mid-Cap Growth Portfolio Class 2                           1.77%         5,041          (332)      --      --        4,709
SAST Small & Mid Cap Value Portfolio Class 3                    1.52%        23,973       (70,685)   1,741      --      (44,971)
SAST Small & Mid Cap Value Portfolio Class 3                    1.77%         9,567       (18,778)      --      --       (9,211)
SAST Technology Portfolio Class 1                               1.52%         9,671       (20,232)      --    (836)     (11,397)
SAST Technology Portfolio Class 1                               1.77%            --            --       --      --           --
SAST Technology Portfolio Class 2                               1.52%        12,601       (20,063)      --      --       (7,462)
SAST Technology Portfolio Class 2                               1.77%         1,169        (1,235)      --      --          (66)
SAST Telecom Utility Portfolio Class 1                          1.52%         5,343       (12,776)      --    (401)      (7,834)
SAST Telecom Utility Portfolio Class 1                          1.77%           368            --       --      --          368
SAST Telecom Utility Portfolio Class 2                          1.52%         1,610        (3,178)      --      --       (1,568)
SAST Telecom Utility Portfolio Class 2                          1.77%            --            --       --      --           --
SAST Total Return Bond Portfolio Class 1                        1.52%        22,903       (86,947)      --    (117)     (64,161)
SAST Total Return Bond Portfolio Class 1                        1.77%        10,133        (6,877)      --      --        3,256
SAST Total Return Bond Portfolio Class 2                        1.52%         8,847       (50,727)   3,970      --      (37,910)
SAST Total Return Bond Portfolio Class 2                        1.77%            41        (2,461)      --      --       (2,420)

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for Sub-accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                At December 31                        For the year ended December 31
      --------------------------------------  ----------------------------------------------
                  Unit Value                                      Investment    Total Return
                  Lowest to        Net Assets                       Income       Lowest to
        Units   Highest ($) /(5)/   ($)/(4)/  Expense Ratio/(1)/  Ratio/(2)/    Highest/(3)/
      --------- -----------------  ---------- -----------------   ---------- -----------------
American Funds Global Growth Fund Class 2
2015    744,219 32.55  to   33.67  25,022,376  1.52% to 1.77%        1.02%     5.06% to    5.32%
2014    826,736 30.98  to   31.96  26,397,996  1.52% to 1.77%        1.11%     0.52% to    0.77%
2013    941,981 30.82  to   31.72  29,855,162  1.52% to 1.77%        1.21%    26.92% to   27.24%
2012  1,059,783 24.29  to   24.93  26,402,526  1.52% to 1.77%        0.87%    20.41% to   20.71%
2011  1,226,160 20.17  to   20.65  25,308,202  1.52% to 1.77%        1.25%   -10.48% to  -10.26%
American Funds Growth Fund Class 2
2015    997,019 30.20  to   31.22  31,097,288  1.52% to 1.77%        0.60%     4.98% to    5.25%
2014  1,103,328 28.77  to   29.67  32,697,858  1.52% to 1.77%        0.76%     6.61% to    6.87%
2013  1,260,295 26.99  to   27.76  34,953,609  1.52% to 1.77%        0.93%    27.83% to   28.15%
2012  1,381,148 21.11  to   21.66  29,893,663  1.52% to 1.77%        0.77%    15.82% to   16.11%
2011  1,563,840 18.23  to   18.66  29,152,529  1.52% to 1.77%        0.59%    -5.96% to   -5.72%
American Funds Growth-Income Fund Class 2
2015  1,950,845 25.40  to   26.27  51,178,841  1.52% to 1.77%        1.28%    -0.33% to   -0.08%
2014  2,266,278 25.49  to   26.29  59,504,455  1.52% to 1.77%        1.25%     8.69% to    8.97%
2013  2,579,539 23.45  to   24.13  62,175,993  1.52% to 1.77%        1.33%    31.17% to   31.49%
2012  2,909,485 17.88  to   18.35  53,340,487  1.52% to 1.77%        1.59%    15.42% to   15.71%
2011  3,250,183 15.49  to   15.86  51,505,611  1.52% to 1.77%        1.48%    -3.55% to   -3.31%
AST Asset Allocation Portfolio Class 1
2015    440,175 34.78  to   36.08  15,875,875  1.52% to 1.77%        2.89%    -3.45% to   -3.21%
2014    498,457 36.02  to   37.27  18,571,468  1.52% to 1.77%        2.30%     5.58% to    5.84%
2013    590,126 34.12  to   35.22  20,775,195  1.52% to 1.77%        2.77%    15.82% to   16.11%
2012    686,220 29.46  to   30.33  20,807,364  1.52% to 1.77%        2.99%     9.98% to   10.25%
2011    813,427 26.79  to   27.51  22,370,809  1.52% to 1.77%        2.65%    -0.84% to   -0.60%
AST Asset Allocation Portfolio Class 2
2015    229,221 34.10  to   35.31   8,085,345  1.52% to 1.77%        2.81%    -3.59% to   -3.35%
2014    246,676 35.37  to   36.54   9,003,913  1.52% to 1.77%        2.22%     5.42% to    5.68%
2013    247,206 33.55  to   34.57   8,538,747  1.52% to 1.77%        2.73%    15.65% to   15.94%
2012    247,889 29.01  to   29.82   7,382,392  1.52% to 1.77%        2.72%     9.81% to   10.09%
2011    315,865 26.42  to   27.09   8,546,046  1.52% to 1.77%        2.57%    -0.99% to   -0.74%
AST Capital Appreciation Portfolio Class 1
2015    277,706 91.72  to   95.23  26,416,296  1.52% to 1.77%        0.00%     6.82% to    7.09%
2014    332,769 85.86  to   88.93  29,566,510  1.52% to 1.77%        0.00%    13.22% to   13.50%
2013    379,823 75.83  to   78.35  29,740,304  1.52% to 1.77%        0.00%    33.44% to   33.78%
2012    446,441 56.83  to   58.57  26,132,738  1.52% to 1.77%        0.00%    21.72% to   22.02%
2011    546,481 46.69  to   48.00  26,207,757  1.52% to 1.77%        0.00%    -8.68% to   -8.45%
AST Capital Appreciation Portfolio Class 2
2015     68,006 90.14  to   93.39   6,322,425  1.52% to 1.77%        0.00%     6.66% to    6.93%
2014     68,937 84.50  to   87.33   5,994,872  1.52% to 1.77%        0.00%    13.05% to   13.34%
2013     72,612 74.75  to   77.06   5,573,530  1.52% to 1.77%        0.00%    33.24% to   33.58%
2012     75,636 56.10  to   57.69   4,346,616  1.52% to 1.77%        0.00%    21.54% to   21.84%
2011     80,034 46.16  to   47.35   3,775,296  1.52% to 1.77%        0.00%    -8.82% to   -8.59%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for Sub-accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                     At December 31                         For the year ended December 31
          --------------------------------------  ----------------------------------------------
                     Unit Value                                       Investment    Total Return
                     Lowest to        Net Assets                        Income       Lowest to
           Units   Highest ($) /(5)/   ($)/(4)/   Expense Ratio/(1)/  Ratio/(2)/    Highest/(3)/
          -------  -----------------  ----------  -----------------   ---------- -----------------
AST Government and Quality Bond Portfolio Class 1
2015      490,218  20.49  to   21.27  10,403,732   1.52% to 1.77%        1.45%    -1.22% to   -0.98%
2014      593,464  20.74  to   21.48  12,723,459   1.52% to 1.77%        1.82%     3.32% to    3.58%
2013      684,708  20.07  to   20.73  14,185,153   1.52% to 1.77%        2.33%    -3.81% to   -3.56%
2012      844,088  20.87  to   21.50  18,125,419   1.52% to 1.77%        2.22%     1.97% to    2.23%
2011      984,972  20.46  to   21.03  20,696,216   1.52% to 1.77%        3.07%     5.21% to    5.47%
AST Government and Quality Bond Portfolio Class 2
2015      305,128  20.09  to   20.81   6,336,542   1.52% to 1.77%        1.34%    -1.37% to   -1.13%
2014      338,968  20.37  to   21.05   7,114,463   1.52% to 1.77%        1.59%     3.17% to    3.43%
2013      336,436  19.75  to   20.35   6,824,682   1.52% to 1.77%        2.12%    -3.95% to   -3.71%
2012      417,381  20.56  to   21.14   8,798,259   1.52% to 1.77%        2.10%     1.82% to    2.07%
2011      448,296  20.19  to   20.71   9,263,493   1.52% to 1.77%        2.83%     5.05% to    5.31%
AST Growth Portfolio Class 1
2015      118,805  46.46  to   48.23   5,719,818   1.52% to 1.77%        0.63%    -1.61% to   -1.36%
2014      132,505  47.22  to   48.89   6,468,941   1.52% to 1.77%        0.56%     5.56% to    5.83%
2013      156,854  44.73  to   46.20   7,238,148   1.52% to 1.77%        0.77%    32.81% to   33.14%
2012      194,284  33.68  to   34.70   6,735,856   1.52% to 1.77%        0.56%    11.96% to   12.24%
2011      225,176  30.08  to   30.92   6,956,502   1.52% to 1.77%        0.71%    -7.90% to   -7.67%
AST Growth Portfolio Class 2
2015       31,649  45.62  to   47.28   1,482,594   1.52% to 1.77%        0.46%    -1.75% to   -1.51%
2014       37,981  46.43  to   48.00   1,809,404   1.52% to 1.77%        0.40%     5.41% to    5.67%
2013       44,247  44.05  to   45.42   1,996,411   1.52% to 1.77%        0.67%    32.61% to   32.94%
2012       46,622  33.22  to   34.17   1,582,165   1.52% to 1.77%        0.40%    11.80% to   12.08%
2011       53,903  29.71  to   30.48   1,633,281   1.52% to 1.77%        0.55%    -8.04% to   -7.81%
AST Natural Resources Portfolio Class 1
2015       69,795  29.47  to   30.60   2,133,155   1.52% to 1.77%        1.45%   -22.77% to  -22.58%
2014       89,041  38.17  to   39.53   3,515,274   1.52% to 1.77%        1.15%   -19.96% to  -19.76%
2013       97,989  47.69  to   49.26   4,822,417   1.52% to 1.77%        0.92%     3.95% to    4.21%
2012      114,735  45.88  to   47.27   5,419,968   1.52% to 1.77%        1.05%     1.70% to    1.96%
2011      142,613  45.11  to   46.36   6,607,764   1.52% to 1.77%        0.68%   -21.66% to  -21.47%
AST Natural Resources Portfolio Class 2
2015       45,452  28.90  to   30.02   1,359,091   1.52% to 1.77%        1.17%   -22.89% to  -22.70%
2014       64,068  37.48  to   38.83   2,481,476   1.52% to 1.77%        0.98%   -20.08% to  -19.88%
2013       67,490  46.89  to   48.46   3,263,512   1.52% to 1.77%        0.77%     3.79% to    4.05%
2012       73,937  45.18  to   46.57   3,437,045   1.52% to 1.77%        0.84%     1.55% to    1.81%
2011       73,500  44.49  to   45.75   3,356,636   1.52% to 1.77%        0.53%   -21.78% to  -21.58%
Invesco VI American Franchise Fund Series II
2015       72,395  16.09  to   16.73   1,203,504   1.52% to 1.77%        0.00%     2.91% to    3.17%
2014       89,093  15.63  to   16.22   1,437,261   1.52% to 1.77%        0.00%     6.27% to    6.54%
2013      102,006  14.71  to   15.22   1,549,054   1.52% to 1.77%        0.24%    37.35% to   37.69%
2012      114,585  10.71  to   11.06   1,262,434   1.52% to 1.77%        0.00%    11.40% to   11.68%
2011      117,607   9.61  to    9.90   1,161,107   1.52% to 1.77%        0.00%    -8.03% to   -7.80%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for Sub-accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                     At December 31                       For the year ended December 31
         --------------------------------------  --------------------------------------------
                     Unit Value                                      Investment   Total Return
                     Lowest to        Net Assets                       Income      Lowest to
           Units   Highest ($) /(5)/   ($)/(4)/  Expense Ratio/(1)/  Ratio/(2)/   Highest/(3)/
         --------- -----------------  ---------- -----------------   ---------- ---------------
Invesco VI Comstock Fund Series II
2015       703,550 17.93  to   18.57  13,047,767  1.52% to 1.77%        1.64%   -7.84% to  -7.61%
2014       798,589 19.46  to   20.10  16,023,899  1.52% to 1.77%        1.07%    7.19% to   7.45%
2013       937,829 18.15  to   18.70  17,520,097  1.52% to 1.77%        1.49%   33.28% to  33.61%
2012     1,094,625 13.62  to   14.00  15,308,482  1.52% to 1.77%        1.45%   12.34% to  12.62%
2011     1,300,414 11.66  to   11.95  15,528,828  1.52% to 1.77%        1.37%   -3.98% to  -3.74%
Invesco VI Growth and Income Fund Series II
2015       738,443 20.02  to   20.73  15,300,253  1.52% to 1.77%        2.53%   -5.01% to  -4.77%
2014       826,007 21.07  to   21.77  17,973,295  1.52% to 1.77%        1.48%    8.04% to   8.31%
2013       924,326 19.50  to   20.10  18,572,520  1.52% to 1.77%        1.34%   31.43% to  31.76%
2012       988,351 14.84  to   15.26  15,071,875  1.52% to 1.77%        1.27%   12.34% to  12.62%
2011     1,153,474 13.21  to   13.55  15,617,727  1.52% to 1.77%        1.01%   -3.98% to  -3.74%
Lord Abbett Growth and Income Portfolio Class VC
2015       660,248 15.91  to   16.48  10,868,261  1.52% to 1.77%        1.13%   -4.57% to  -4.33%
2014       770,872 16.67  to   17.23  13,263,925  1.52% to 1.77%        0.64%    5.76% to   6.03%
2013       959,617 15.76  to   16.25  15,576,734  1.52% to 1.77%        0.56%   33.52% to  33.86%
2012     1,152,753 11.81  to   12.14  13,981,577  1.52% to 1.77%        0.93%   10.12% to  10.39%
2011     1,348,764 10.72  to   10.99  14,820,655  1.52% to 1.77%        0.68%   -7.73% to  -7.50%
SAST Aggressive Growth Portfolio Class 1
2015       146,019 19.20  to   19.93   2,908,171  1.52% to 1.77%        0.00%   -2.92% to  -2.68%
2014       162,142 19.78  to   20.48   3,317,789  1.52% to 1.77%        0.00%   -1.21% to  -0.97%
2013       182,916 20.02  to   20.67   3,779,825  1.52% to 1.77%        0.00%   40.44% to  40.79%
2012       202,718 14.26  to   14.69   2,976,755  1.52% to 1.77%        0.00%   14.18% to  14.46%
2011       225,816 12.49  to   12.83   2,896,509  1.52% to 1.77%        0.00%   -3.70% to  -3.46%
SAST Aggressive Growth Portfolio Class 2
2015         7,829 18.80  to   19.48     152,464  1.52% to 1.77%        0.00%   -3.06% to  -2.82%
2014         8,896 19.40  to   20.05     178,289  1.52% to 1.77%        0.00%   -1.36% to  -1.12%
2013         9,089 19.67  to   20.28     184,223  1.52% to 1.77%        0.00%   40.23% to  40.58%
2012        13,679 14.03  to   14.42     195,751  1.52% to 1.77%        0.00%   14.01% to  14.29%
2011        18,868 12.30  to   12.62     236,864  1.52% to 1.77%        0.00%   -3.84% to  -3.60%
SAST Alliance Growth Portfolio Class 1
2015       200,230 58.49  to   60.72  12,140,812  1.52% to 1.77%        0.13%    9.31% to   9.58%
2014       221,866 53.51  to   55.41  12,281,313  1.52% to 1.77%        0.00%   12.16% to  12.44%
2013       253,346 47.71  to   49.28  12,477,141  1.52% to 1.77%        0.27%   35.04% to  35.37%
2012       300,361 35.33  to   36.40  10,930,897  1.52% to 1.77%        0.48%   14.55% to  14.84%
2011       348,660 30.84  to   31.70  11,049,759  1.52% to 1.77%        0.49%   -4.01% to  -3.77%
SAST Alliance Growth Portfolio Class 2
2015        33,062 57.02  to   59.17   1,949,300  1.52% to 1.77%        0.00%    9.14% to   9.42%
2014        34,190 52.24  to   54.08   1,842,961  1.52% to 1.77%        0.00%   11.99% to  12.27%
2013        37,157 46.65  to   48.17   1,784,773  1.52% to 1.77%        0.12%   34.83% to  35.17%
2012        52,647 34.60  to   35.64   1,869,313  1.52% to 1.77%        0.32%   14.38% to  14.66%
2011        70,068 30.25  to   31.08   2,172,168  1.52% to 1.77%        0.32%   -4.16% to  -3.92%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for Sub-accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

               At December 31                      For the year ended December 31
      ------------------------------------  --------------------------------------------
                Unit Value                                      Investment   Total Return
                Lowest to        Net Assets                       Income      Lowest to
       Units  Highest ($) /(5)/   ($)/(4)/  Expense Ratio/(1)/  Ratio/(2)/   Highest/(3)/
      ------- -----------------  ---------- -----------------   ---------- ---------------
SAST Balanced Portfolio Class 1
2015  432,395 23.01  to   23.88  10,318,724  1.52% to 1.77%        1.76%   -1.72% to  -1.48%
2014  461,764 23.41  to   24.24  11,185,838  1.52% to 1.77%        1.34%    9.49% to   9.76%
2013  537,175 21.38  to   22.08  11,856,916  1.52% to 1.77%        1.60%   17.39% to  17.68%
2012  511,783 18.22  to   18.77   9,599,755  1.52% to 1.77%        1.37%   11.14% to  11.42%
2011  583,265 16.39  to   16.84   9,819,951  1.52% to 1.77%        1.77%    0.48% to   0.73%
SAST Balanced Portfolio Class 2
2015  124,583 22.56  to   23.37   2,908,362  1.52% to 1.77%        1.66%   -1.87% to  -1.63%
2014  117,887 22.99  to   23.75   2,797,505  1.52% to 1.77%        1.36%    9.32% to   9.60%
2013  110,287 21.03  to   21.67   2,387,689  1.52% to 1.77%        1.42%   17.21% to  17.50%
2012  105,594 17.94  to   18.44   1,944,460  1.52% to 1.77%        1.17%   10.97% to  11.25%
2011  125,763 16.17  to   16.58   2,082,247  1.52% to 1.77%        1.76%    0.33% to   0.58%
SAST Blue Chip Growth Portfolio Class 1
2015   75,094  9.43  to    9.79     732,654  1.52% to 1.77%        0.34%    2.55% to   2.81%
2014   87,174  9.20  to    9.52     827,823  1.52% to 1.77%        0.04%    9.96% to  10.23%
2013   93,293  8.36  to    8.64     804,000  1.52% to 1.77%        0.33%   31.62% to  31.95%
2012  101,555  6.35  to    6.55     663,591  1.52% to 1.77%        0.00%    9.62% to   9.89%
2011  136,389  5.80  to    5.96     811,521  1.52% to 1.77%        0.22%   -7.25% to  -7.01%
SAST Blue Chip Growth Portfolio Class 2
2015   91,026  9.27  to    9.61     869,040  1.52% to 1.77%        0.23%    2.40% to   2.66%
2014  101,091  9.05  to    9.36     941,040  1.52% to 1.77%        0.00%    9.79% to  10.07%
2013   81,436  8.24  to    8.50     688,143  1.52% to 1.77%        0.18%   31.43% to  31.75%
2012  100,918  6.27  to    6.45     647,932  1.52% to 1.77%        0.00%    9.45% to   9.73%
2011  111,577  5.73  to    5.88     653,016  1.52% to 1.77%        0.09%   -7.38% to  -7.15%
SAST Capital Growth Portfolio Class 1
2015   42,188 11.17  to   11.60     488,685  1.52% to 1.77%        0.06%    3.72% to   3.98%
2014   63,623 10.77  to   11.15     706,081  1.52% to 1.77%        0.08%    6.69% to   6.95%
2013   82,188 10.09  to   10.43     853,983  1.52% to 1.77%        0.79%   26.99% to  27.31%
2012   88,027  7.95  to    8.19     718,769  1.52% to 1.77%        0.41%   11.92% to  12.20%
2011   98,920  7.10  to    7.30     720,269  1.52% to 1.77%        0.00%   -3.05% to  -2.80%
SAST Capital Growth Portfolio Class 2
2015   29,676 10.96  to   11.36     336,290  1.52% to 1.77%        0.00%    3.57% to   3.83%
2014   34,305 10.58  to   10.94     374,553  1.52% to 1.77%        0.00%    6.53% to   6.79%
2013   36,717  9.93  to   10.24     375,455  1.52% to 1.77%        0.66%   26.80% to  27.12%
2012   40,705  7.83  to    8.06     327,576  1.52% to 1.77%        0.32%   11.76% to  12.04%
2011   37,196  7.01  to    7.19     267,177  1.52% to 1.77%        0.00%   -3.19% to  -2.95%
SAST Cash Management Portfolio Class 1
2015  515,078 11.73  to   12.17   6,250,261  1.52% to 1.77%        0.00%   -1.96% to  -1.72%
2014  530,208 11.96  to   12.39   6,555,036  1.52% to 1.77%        0.00%   -2.03% to  -1.79%
2013  459,877 12.21  to   12.61   5,789,546  1.52% to 1.77%        0.00%   -2.01% to  -1.76%
2012  407,348 12.46  to   12.84   5,227,972  1.52% to 1.77%        0.00%   -2.00% to  -1.75%
2011  598,611 12.71  to   13.07   7,818,030  1.52% to 1.77%        0.00%   -2.02% to  -1.78%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for Sub-accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                At December 31                       For the year ended December 31
      --------------------------------------  --------------------------------------------
                  Unit Value                                      Investment   Total Return
                  Lowest to        Net Assets                       Income      Lowest to
        Units   Highest ($) /(5)/   ($)/(4)/  Expense Ratio/(1)/  Ratio/(2)/   Highest/(3)/
      --------- -----------------  ---------- -----------------   ---------- ---------------
SAST Cash Management Portfolio Class 2
2015    256,249 11.51  to   11.92   3,050,218  1.52% to 1.77%        0.00%   -2.11% to  -1.86%
2014    326,156 11.76  to   12.14   3,956,967  1.52% to 1.77%        0.00%   -2.18% to  -1.93%
2013    236,210 12.02  to   12.38   2,921,549  1.52% to 1.77%        0.00%   -2.16% to  -1.91%
2012    213,762 12.29  to   12.62   2,695,167  1.52% to 1.77%        0.00%   -2.14% to  -1.90%
2011    275,208 12.56  to   12.87   3,538,353  1.52% to 1.77%        0.00%   -2.17% to  -1.93%
SAST Corporate Bond Portfolio Class 1
2015    468,683 26.78  to   27.81  13,020,953  1.52% to 1.77%        3.73%   -2.95% to  -2.71%
2014    527,387 27.59  to   28.58  15,062,503  1.52% to 1.77%        3.45%    3.95% to   4.21%
2013    629,204 26.54  to   27.43  17,247,711  1.52% to 1.77%        4.14%   -0.38% to  -0.13%
2012    738,033 26.64  to   27.47  20,256,600  1.52% to 1.77%        5.17%    9.46% to   9.73%
2011    845,650 24.34  to   25.03  21,152,921  1.52% to 1.77%        6.26%    4.54% to   4.81%
SAST Corporate Bond Portfolio Class 2
2015    257,663 26.26  to   27.23   6,998,327  1.52% to 1.77%        3.68%   -3.10% to  -2.86%
2014    277,770 27.10  to   28.03   7,760,171  1.52% to 1.77%        3.46%    3.79% to   4.05%
2013    290,179 26.11  to   26.94   7,792,335  1.52% to 1.77%        4.10%   -0.53% to  -0.28%
2012    325,008 26.25  to   27.02   8,753,056  1.52% to 1.77%        5.22%    9.29% to   9.57%
2011    327,234 24.01  to   24.66   8,046,234  1.52% to 1.77%        6.08%    4.39% to   4.65%
SAST Davis Venture Value Portfolio Class 1
2015    552,936 50.07  to   51.98  28,720,570  1.52% to 1.77%        0.49%   -0.47% to  -0.22%
2014    630,027 50.30  to   52.10  32,800,317  1.52% to 1.77%        0.60%    4.87% to   5.13%
2013    741,544 47.97  to   49.55  36,726,299  1.52% to 1.77%        1.16%   31.34% to  31.67%
2012    874,790 36.52  to   37.64  32,908,751  1.52% to 1.77%        0.77%   10.73% to  11.01%
2011  1,010,588 32.98  to   33.90  34,247,980  1.52% to 1.77%        1.27%   -5.91% to  -5.67%
SAST Davis Venture Value Portfolio Class 2
2015    169,422 49.02  to   50.83   8,569,356  1.52% to 1.77%        0.34%   -0.61% to  -0.37%
2014    181,362 49.33  to   51.02   9,209,420  1.52% to 1.77%        0.45%    4.71% to   4.97%
2013    199,633 47.11  to   48.60   9,660,796  1.52% to 1.77%        1.00%   31.14% to  31.47%
2012    239,349 35.92  to   36.97   8,814,356  1.52% to 1.77%        0.62%   10.57% to  10.85%
2011    265,802 32.49  to   33.35   8,836,369  1.52% to 1.77%        1.12%   -6.05% to  -5.82%
SAST Dogs of Wall Street Portfolio Class 1
2015     79,626 21.96  to   22.79   1,814,462  1.52% to 1.77%        1.87%    0.28% to   0.53%
2014    101,296 21.89  to   22.67   2,295,949  1.52% to 1.77%        1.41%    8.81% to   9.08%
2013    119,739 20.12  to   20.79   2,488,159  1.52% to 1.77%        1.52%   34.22% to  34.56%
2012    130,016 14.99  to   15.45   2,007,988  1.52% to 1.77%        2.07%   11.82% to  12.10%
2011    143,614 13.41  to   13.78   1,978,609  1.52% to 1.77%        2.13%   10.71% to  10.98%
SAST Dogs of Wall Street Portfolio Class 2
2015     34,180 21.53  to   22.35     759,461  1.52% to 1.77%        1.88%    0.13% to   0.38%
2014     39,415 21.51  to   22.26     873,290  1.52% to 1.77%        1.31%    8.65% to   8.92%
2013     43,007 19.79  to   20.44     875,452  1.52% to 1.77%        1.43%   34.02% to  34.36%
2012     41,976 14.77  to   15.21     636,223  1.52% to 1.77%        1.96%   11.65% to  11.94%
2011     44,268 13.23  to   13.59     598,628  1.52% to 1.77%        2.10%   10.54% to  10.82%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for Sub-accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

               At December 31                       For the year ended December 31
      ------------------------------------  ----------------------------------------------
                Unit Value                                      Investment    Total Return
                Lowest to        Net Assets                       Income       Lowest to
       Units  Highest ($) /(5)/   ($)/(4)/  Expense Ratio/(1)/  Ratio/(2)/    Highest/(3)/
      ------- -----------------  ---------- -----------------   ---------- -----------------
SAST Equity Opportunities Portfolio Class 1
2015  113,197 29.08  to   30.20  3,416,678   1.52% to 1.77%        0.56%     1.19% to    1.45%
2014  126,084 28.74  to   29.77  3,751,176   1.52% to 1.77%        0.38%     8.50% to    8.78%
2013  147,206 26.48  to   27.37  4,026,697   1.52% to 1.77%        0.55%    28.92% to   29.25%
2012  184,718 20.54  to   21.17  3,908,102   1.52% to 1.77%        0.94%    14.80% to   15.09%
2011  209,383 17.89  to   18.40  3,849,759   1.52% to 1.77%        0.56%    -1.86% to   -1.61%
SAST Equity Opportunities Portfolio Class 2
2015   31,676 28.55  to   29.57    921,785   1.52% to 1.77%        0.43%     1.04% to    1.29%
2014   35,243 28.25  to   29.19  1,015,114   1.52% to 1.77%        0.27%     8.34% to    8.61%
2013   36,779 26.08  to   26.88    976,907   1.52% to 1.77%        0.45%    28.73% to   29.05%
2012   41,359 20.26  to   20.83    852,753   1.52% to 1.77%        0.81%    14.63% to   14.91%
2011   50,135 17.67  to   18.12    901,841   1.52% to 1.77%        0.42%    -2.01% to   -1.76%
SAST Foreign Value Portfolio Class 3
2015  369,792 17.30  to   17.90  6,611,779   1.52% to 1.77%        1.95%    -6.55% to   -6.32%
2014  383,534 18.51  to   19.11  7,320,918   1.52% to 1.77%        0.98%    -8.60% to   -8.37%
2013  418,390 20.25  to   20.85  8,712,641   1.52% to 1.77%        1.73%    20.93% to   21.23%
2012  431,014 16.75  to   17.20  7,408,797   1.52% to 1.77%        1.84%    17.19% to   17.49%
2011  498,250 14.29  to   14.64  7,288,619   1.52% to 1.77%        1.36%   -13.40% to  -13.18%
SAST Fundamental Growth Portfolio Class 1
2015   10,304 26.54  to   27.56    283,859   1.52% to 1.77%        0.00%    -0.25% to    0.00%
2014   12,240 26.61  to   27.56    337,078   1.52% to 1.77%        0.00%     5.70% to    5.97%
2013   17,667 25.17  to   26.00    459,231   1.52% to 1.77%        0.00%    34.66% to   35.00%
2012   29,566 18.69  to   19.26    568,690   1.52% to 1.77%        0.00%    14.12% to   14.40%
2011   32,137 16.38  to   16.84    540,439   1.52% to 1.77%        0.00%    -7.14% to   -6.91%
SAST Fundamental Growth Portfolio Class 2
2015   10,479 26.03  to   26.96    281,637   1.52% to 1.77%        0.00%    -0.40% to   -0.15%
2014   12,033 26.13  to   27.00    324,101   1.52% to 1.77%        0.00%     5.55% to    5.81%
2013   11,132 24.76  to   25.52    283,354   1.52% to 1.77%        0.00%    34.46% to   34.80%
2012    8,128 18.41  to   18.93    153,337   1.52% to 1.77%        0.00%    13.95% to   14.23%
2011   13,173 16.16  to   16.57    217,889   1.52% to 1.77%        0.00%    -7.28% to   -7.05%
SAST Global Bond Portfolio Class 1
2015  205,034 20.86  to   21.66  4,438,376   1.52% to 1.77%        0.00%    -4.58% to   -4.34%
2014  243,844 21.86  to   22.64  5,518,158   1.52% to 1.77%        0.00%    -2.09% to   -1.84%
2013  306,162 22.33  to   23.07  7,049,711   1.52% to 1.77%        1.09%    -5.23% to   -5.00%
2012  356,263 23.56  to   24.28  8,641,242   1.52% to 1.77%        8.83%     2.06% to    2.32%
2011  364,080 23.09  to   23.73  8,632,442   1.52% to 1.77%        2.29%     3.90% to    4.16%
SAST Global Bond Portfolio Class 2
2015   78,606 20.44  to   21.19  1,663,475   1.52% to 1.77%        0.00%    -4.72% to   -4.48%
2014   94,419 21.45  to   22.18  2,092,260   1.52% to 1.77%        0.00%    -2.23% to   -1.99%
2013   97,099 21.94  to   22.63  2,194,986   1.52% to 1.77%        0.98%    -5.37% to   -5.14%
2012  105,244 23.19  to   23.86  2,507,874   1.52% to 1.77%        8.79%     1.91% to    2.16%
2011  102,468 22.76  to   23.36  2,390,235   1.52% to 1.77%        2.15%     3.74% to    4.00%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for Sub-accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

               At December 31                       For the year ended December 31
      ------------------------------------  ----------------------------------------------
                Unit Value                                      Investment    Total Return
                Lowest to        Net Assets                       Income       Lowest to
       Units  Highest ($) /(5)/   ($)/(4)/  Expense Ratio/(1)/  Ratio/(2)/    Highest/(3)/
      ------- -----------------  ---------- -----------------   ---------- -----------------
SAST Global Equities Portfolio Class 1
2015   76,486 25.75  to   26.74   2,043,785  1.52% to 1.77%        1.39%    -2.96% to   -2.72%
2014   93,289 26.53  to   27.48   2,562,263  1.52% to 1.77%        0.70%     2.37% to    2.62%
2013  102,475 25.92  to   26.78   2,742,872  1.52% to 1.77%        0.53%    23.99% to   24.30%
2012  119,575 20.91  to   21.55   2,575,692  1.52% to 1.77%        0.73%    14.83% to   15.12%
2011  141,025 18.21  to   18.72   2,638,733  1.52% to 1.77%        0.94%   -11.96% to  -11.74%
SAST Global Equities Portfolio Class 2
2015   20,146             26.18     527,351           1.52%        1.16%                -2.86%
2014   20,097             26.95     541,577           1.52%        0.49%                 2.47%
2013   24,016             26.30     631,587  1.52% to 1.77%        0.41%                24.11%
2012   20,813 20.58  to   21.19     440,993  1.52% to 1.77%        0.58%    14.66% to   14.95%
2011   26,275 17.95  to   18.43     484,292  1.52% to 1.77%        0.77%   -12.09% to  -11.87%
SAST Growth Opportunities Portfolio Class 1
2015   55,386  8.90  to    9.24     510,323  1.52% to 1.77%        0.00%    -2.40% to   -2.16%
2014   63,992  9.12  to    9.44     603,109  1.52% to 1.77%        0.00%     1.91% to    2.16%
2013   74,388  8.95  to    9.24     686,446  1.52% to 1.77%        0.00%    35.38% to   35.72%
2012   90,546  6.61  to    6.81     615,890  1.52% to 1.77%        0.00%    15.50% to   15.79%
2011  108,221  5.73  to    5.88     635,698  1.52% to 1.77%        0.00%    -4.08% to   -3.84%
SAST Growth Opportunities Portfolio Class 2
2015   37,236  8.73  to    9.06     335,977  1.52% to 1.77%        0.00%    -2.55% to   -2.31%
2014   30,087  8.96  to    9.27     278,353  1.52% to 1.77%        0.00%     1.76% to    2.01%
2013   35,006  8.80  to    9.09     317,904  1.52% to 1.77%        0.00%    35.18% to   35.51%
2012   35,042  6.51  to    6.71     234,726  1.52% to 1.77%        0.00%    15.33% to   15.62%
2011   36,666  5.65  to    5.80     212,451  1.52% to 1.77%        0.00%    -4.22% to   -3.98%
SAST Growth-Income Portfolio Class 1
2015  277,123 43.72  to   45.38  12,567,664  1.52% to 1.77%        1.74%    -3.89% to   -3.65%
2014  304,218 45.49  to   47.10  14,321,684  1.52% to 1.77%        1.17%    12.11% to   12.39%
2013  363,677 40.57  to   41.91  15,235,424  1.52% to 1.77%        1.48%    29.45% to   29.77%
2012  431,730 31.34  to   32.29  13,932,195  1.52% to 1.77%        1.73%    11.75% to   12.03%
2011  496,324 28.05  to   28.83  14,300,189  1.52% to 1.77%        0.92%     6.44% to    6.71%
SAST Growth-Income Portfolio Class 2
2015   46,837 42.83  to   44.36   2,067,423  1.52% to 1.77%        1.50%    -4.04% to   -3.80%
2014   49,797 44.63  to   46.11   2,285,720  1.52% to 1.77%        1.10%    11.94% to   12.22%
2013   52,785 39.87  to   41.09   2,160,322  1.52% to 1.77%        1.43%    29.26% to   29.58%
2012   58,153 30.84  to   31.71   1,836,788  1.52% to 1.77%        1.53%    11.58% to   11.86%
2011   67,645 27.64  to   28.35   1,911,706  1.52% to 1.77%        0.77%     6.28% to    6.55%
SAST High-Yield Bond Portfolio Class 1
2015  188,243 25.21  to   26.14   4,911,356  1.52% to 1.77%        5.12%    -5.97% to   -5.74%
2014  233,564 26.81  to   27.73   6,467,457  1.52% to 1.77%        4.56%    -0.92% to   -0.67%
2013  356,833 27.06  to   27.92   9,946,992  1.52% to 1.77%        5.35%     6.02% to    6.28%
2012  420,352 25.53  to   26.27  11,029,151  1.52% to 1.77%        6.33%    14.93% to   15.22%
2011  449,980 22.21  to   22.80  10,253,195  1.52% to 1.77%        7.77%     2.45% to    2.71%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for Sub-accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                      At December 31                              For the year ended December 31
            --------------------------------------------  ----------------------------------------------
                         Unit Value                                           Investment    Total Return
                         Lowest to           Net Assets                         Income       Lowest to
               Units   Highest ($) /(5)/      ($)/(4)/    Expense Ratio/(1)/  Ratio/(2)/    Highest/(3)/
            ---------- --------------------  ----------   -----------------   ---------- -----------------
SAST High-Yield Bond Portfolio Class 2
2015         77,373    24.68   to    25.59   1,968,063     1.52% to 1.77%        5.39%    -6.11% to   -5.88%
2014         79,949    26.29   to    27.19   2,161,416     1.52% to 1.77%        4.47%    -1.07% to   -0.82%
2013        120,876    26.58   to    27.41   3,301,836     1.52% to 1.77%        5.27%     5.86% to    6.12%
2012        135,892    25.11   to    25.83   3,498,433     1.52% to 1.77%        6.37%    14.76% to   15.05%
2011        134,215    21.88   to    22.45   3,003,693     1.52% to 1.77%        7.81%     2.30% to    2.55%
SAST International Diversified Equities Portfolio Class 1
2015        312,417    13.28   to    13.79   4,302,980     1.52% to 1.77%        1.89%    -1.49% to   -1.24%
2014        391,413    13.48   to    13.96   5,461,996     1.52% to 1.77%        1.57%   -10.06% to   -9.84%
2013        438,989    14.99   to    15.48   6,796,489     1.52% to 1.77%        2.65%    18.51% to   18.81%
2012        495,679    12.65   to    13.03   6,458,002     1.52% to 1.77%        0.99%    15.29% to   15.58%
2011        555,265    10.97   to    11.28   6,259,491     1.52% to 1.77%        2.04%   -16.10% to  -15.89%
SAST International Diversified Equities Portfolio Class 2
2015         89,826    13.02   to    13.51   1,212,354     1.52% to 1.77%        1.91%    -1.64% to   -1.39%
2014         98,636    13.24   to    13.70   1,349,899     1.52% to 1.77%        1.33%   -10.20% to   -9.97%
2013         88,754    14.74   to    15.21   1,349,213     1.52% to 1.77%        2.47%    18.33% to   18.63%
2012         97,661    12.46   to    12.83   1,249,292     1.52% to 1.77%        0.80%    15.12% to   15.40%
2011        123,665    10.82   to    11.11   1,371,640     1.52% to 1.77%        1.75%   -16.23% to  -16.02%
SAST International Growth and Income Portfolio Class 1
2015        138,541    14.32   to    14.88   2,059,291     1.52% to 1.77%        2.59%    -3.33% to   -3.09%
2014        154,657    14.82   to    15.35   2,372,450     1.52% to 1.77%        1.72%   -11.04% to  -10.82%
2013        182,349    16.66   to    17.21   3,131,817     1.52% to 1.77%        2.09%    19.90% to   20.20%
2012        192,155    13.89   to    14.32   2,749,690     1.52% to 1.77%        2.34%    19.16% to   19.46%
2011        231,458    11.66   to    11.99   2,770,820     1.52% to 1.77%        3.02%   -15.30% to  -15.09%
SAST International Growth and Income Portfolio Class 2
2015         60,496    14.08   to    14.58     878,469     1.52% to 1.77%        2.40%    -3.48% to   -3.23%
2014         62,758    14.59   to    15.07     942,353     1.52% to 1.77%        1.66%   -11.17% to  -10.95%
2013         64,851    16.43   to    16.93   1,093,930     1.52% to 1.77%        1.89%    19.72% to   20.02%
2012         74,426    13.72   to    14.10   1,046,414     1.52% to 1.77%        2.21%    18.98% to   19.28%
2011         93,496    11.53   to    11.82   1,102,217     1.52% to 1.77%        2.84%   -15.43% to  -15.22%
SAST Marsico Focused Growth Portfolio Class 1
2015         64,334    17.43   to    18.10   1,163,201     1.52% to 1.77%        0.00%    -1.49% to   -1.24%
2014         75,377    17.69   to    18.33   1,380,261     1.52% to 1.77%        0.01%     9.28% to    9.55%
2013         80,616    16.19   to    16.73   1,347,558     1.52% to 1.77%        0.20%    32.34% to   32.67%
2012        100,668    12.23   to    12.61   1,268,862     1.52% to 1.77%        0.29%     9.30% to    9.57%
2011        122,499    11.19   to    11.51   1,409,285     1.52% to 1.77%        0.31%    -3.17% to   -2.92%
SAST Marsico Focused Growth Portfolio Class 3
2015         56,671    16.90   to    17.48     985,432     1.52% to 1.77%        0.00%    -1.74% to   -1.49%
2014         58,099    17.20   to    17.75   1,026,071     1.52% to 1.77%        0.00%     9.01% to    9.28%
2013         55,487    15.78   to    16.24     896,848     1.52% to 1.77%        0.01%    32.01% to   32.34%
2012         57,390    11.95   to    12.27     701,391     1.52% to 1.77%        0.10%     9.02% to    9.30%
2011         60,379    10.96   to    11.23     675,547     1.52% to 1.77%        0.11%    -3.41% to   -3.17%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for Sub-accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                     At December 31                             For the year ended December 31
            -------------------------------------------  --------------------------------------------
                        Unit Value                                           Investment   Total Return
                        Lowest to           Net Assets                         Income      Lowest to
              Units   Highest ($) /(5)/      ($)/(4)/    Expense Ratio/(1)/  Ratio/(2)/   Highest/(3)/
            --------- --------------------  ----------   -----------------   ---------- ---------------
SAST MFS Massachusetts Investors Trust Portfolio Class 1
2015         36,973   35.57   to    36.92    1,362,638    1.52% to 1.77%        0.83%   -1.54% to  -1.29%
2014         41,946   36.13   to    37.41    1,565,855    1.52% to 1.77%        0.54%    8.93% to   9.20%
2013         50,397   33.17   to    34.26    1,723,594    1.52% to 1.77%        0.63%   29.51% to  29.83%
2012         59,154   25.61   to    26.38    1,557,844    1.52% to 1.77%        0.74%   17.06% to  17.35%
2011         69,762   21.88   to    22.48    1,566,165    1.52% to 1.77%        0.67%   -3.63% to  -3.39%
SAST MFS Massachusetts Investors Trust Portfolio Class 2
2015         30,458   34.92   to    36.18    1,098,167    1.52% to 1.77%        0.69%   -1.69% to  -1.44%
2014         33,069   35.51   to    36.71    1,210,097    1.52% to 1.77%        0.42%    8.77% to   9.04%
2013         31,349   32.65   to    33.67    1,052,057    1.52% to 1.77%        0.50%   29.31% to  29.64%
2012         35,931   25.25   to    25.97      930,071    1.52% to 1.77%        0.58%   16.88% to  17.18%
2011         36,940   21.60   to    22.16      815,297    1.52% to 1.77%        0.54%   -3.78% to  -3.54%
SAST MFS Total Return Portfolio Class 1
2015        565,838   36.48   to    37.85   21,375,133    1.52% to 1.77%        2.40%   -2.21% to  -1.96%
2014        618,860   37.30   to    38.61   23,861,186    1.52% to 1.77%        2.05%    6.55% to   6.81%
2013        705,496   35.01   to    36.15   25,471,251    1.52% to 1.77%        2.32%   16.92% to  17.21%
2012        801,050   29.94   to    30.84   24,676,687    1.52% to 1.77%        2.68%    9.36% to   9.63%
2011        957,256   27.38   to    28.13   26,899,277    1.52% to 1.77%        2.67%    0.14% to   0.39%
SAST MFS Total Return Portfolio Class 3
2015        191,488   35.34   to    36.58    6,979,803    1.52% to 1.77%        2.14%   -2.45% to  -2.21%
2014        202,014   36.23   to    37.40    7,531,158    1.52% to 1.77%        1.84%    6.28% to   6.55%
2013        184,887   34.09   to    35.10    6,469,342    1.52% to 1.77%        2.25%   16.63% to  16.92%
2012        174,682   29.23   to    30.02    5,230,694    1.52% to 1.77%        2.62%    9.09% to   9.36%
2011        170,038   26.79   to    27.45    4,649,762    1.52% to 1.77%        2.50%   -0.11% to   0.14%
SAST Mid-Cap Growth Portfolio Class 1
2015        151,237   19.28   to    20.02    3,022,843    1.52% to 1.77%        0.00%    1.18% to   1.43%
2014        135,644   19.06   to    19.74    2,673,725    1.52% to 1.77%        0.00%    9.32% to   9.59%
2013        149,021   17.44   to    18.01    2,680,791    1.52% to 1.77%        0.00%   39.92% to  40.27%
2012        157,847   12.46   to    12.84    2,024,748    1.52% to 1.77%        0.00%   14.02% to  14.30%
2011        195,057   10.93   to    11.23    2,190,329    1.52% to 1.77%        0.00%   -7.58% to  -7.35%
SAST Mid-Cap Growth Portfolio Class 2
2015         92,185   18.90   to    19.59    1,799,308    1.52% to 1.77%        0.00%    1.03% to   1.28%
2014         98,634   18.71   to    19.34    1,901,785    1.52% to 1.77%        0.00%    9.15% to   9.43%
2013         92,958   17.14   to    17.68    1,640,580    1.52% to 1.77%        0.00%   39.71% to  40.06%
2012         96,619   12.27   to    12.62    1,215,468    1.52% to 1.77%        0.00%   13.85% to  14.13%
2011        111,884   10.77   to    11.06    1,233,907    1.52% to 1.77%        0.00%   -7.72% to  -7.49%
SAST Small & Mid Cap Value Portfolio Class 3
2015        230,044   27.73   to    28.71    6,586,157    1.52% to 1.77%        0.32%   -7.72% to  -7.49%
2014        234,285   30.05   to    31.03    7,248,018    1.52% to 1.77%        0.57%    6.95% to   7.22%
2013        288,467   28.10   to    28.95    8,322,120    1.52% to 1.77%        0.27%   35.05% to  35.38%
2012        282,989   20.81   to    21.38    6,030,252    1.52% to 1.77%        0.37%   16.23% to  16.52%
2011        279,474   17.90   to    18.35    5,120,165    1.52% to 1.77%        0.10%   -9.83% to  -9.61%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for Sub-accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

               At December 31                       For the year ended December 31
      ------------------------------------  -----------------------------------------------
                Unit Value                                      Investment    Total Return
                Lowest to        Net Assets                       Income       Lowest to
       Units  Highest ($) /(5)/   ($)/(4)/  Expense Ratio/(1)/  Ratio/(2)/    Highest/(3)/
      ------- -----------------  ---------- -----------------   ---------- ------------------
SAST Technology Portfolio Class 1
2015  185,654              3.99     736,028           1.52%        0.00%                 8.42%
2014  188,600              3.68     693,188           1.52%        0.00%                22.96%
2013  199,997  2.99  to    2.99     597,835  1.52% to 1.77%        0.00%    23.99% to   23.99%
2012  269,399  2.34  to    2.41     647,388  1.52% to 1.77%        0.00%     5.87% to    6.14%
2011  317,342  2.21  to    2.27     719,005  1.52% to 1.77%        0.00%    -7.04% to   -6.81%
SAST Technology Portfolio Class 2
2015   83,932  3.77  to    3.90     327,001  1.52% to 1.77%        0.00%     7.99% to    8.26%
2014   85,145  3.49  to    3.60     306,592  1.52% to 1.77%        0.00%    22.47% to   22.77%
2013   92,673  2.85  to    2.93     271,812  1.52% to 1.77%        0.00%    23.50% to   23.80%
2012  115,977  2.31  to    2.37     274,292  1.52% to 1.77%        0.00%     5.72% to    5.98%
2011   96,161  2.18  to    2.24     214,558  1.52% to 1.77%        0.00%    -7.18% to   -6.95%
SAST Telecom Utility Portfolio Class 1
2015   81,504 20.73  to   21.52   1,753,672  1.52% to 1.77%        4.66%   -13.58% to  -13.36%
2014   91,876 23.99  to   24.84   2,281,804  1.52% to 1.77%        2.85%    10.52% to   10.79%
2013   99,342 22.42  to   22.42   2,227,172  1.52% to 1.77%        2.33%    18.17% to   18.17%
2012  116,984 18.42  to   18.97   2,219,501  1.52% to 1.77%        3.42%    11.48% to   11.76%
2011  135,914 16.52  to   16.98   2,307,243  1.52% to 1.77%        2.29%     4.40% to    4.66%
SAST Telecom Utility Portfolio Class 2
2015   19,432 20.37  to   21.08     408,300  1.52% to 1.77%        4.76%   -13.71% to  -13.49%
2014   21,118 23.61  to   24.37     513,165  1.52% to 1.77%        2.51%    10.35% to   10.63%
2013   22,686 21.40  to   22.03     498,510  1.52% to 1.77%        2.28%    17.70% to   17.99%
2012   24,789 18.18  to   18.67     461,737  1.52% to 1.77%        3.44%    11.32% to   11.60%
2011   40,536 16.33  to   16.73     677,243  1.52% to 1.77%        2.20%     4.24% to    4.51%
SAST Total Return Bond Portfolio Class 1
2015  308,339 27.31  to   28.29   8,714,851  1.52% to 1.77%        1.14%    -1.87% to   -1.62%
2014  374,323 27.83  to   28.76  10,748,324  1.52% to 1.77%        1.23%     2.97% to    3.23%
2013  435,228 27.02  to   27.86  12,112,970  1.52% to 1.77%        1.29%    -5.28% to   -5.04%
2012  546,010 28.53  to   29.34  16,001,507  1.52% to 1.77%        3.10%     5.39% to    5.65%
2011  571,403 27.07  to   27.77  15,850,975  1.52% to 1.77%        1.54%     4.50% to    4.76%
SAST Total Return Bond Portfolio Class 2
2015   95,017 26.71  to   27.69   2,622,734  1.52% to 1.77%        0.93%    -2.02% to   -1.77%
2014  111,053 27.26  to   28.19   3,122,605  1.52% to 1.77%        1.08%     2.82% to    3.07%
2013  151,383 26.51  to   27.35   4,130,855  1.52% to 1.77%        1.08%    -5.42% to   -5.18%
2012  166,429 28.03  to   28.84   4,783,936  1.52% to 1.77%        3.41%     5.23% to    5.49%
2011  126,777 26.64  to   27.34   3,454,971  1.52% to 1.77%        1.38%     4.35% to    4.61%

VARIABLE ANNUITY ACCOUNT FOUR
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


(1) These amounts represent the annualized contract expenses of the Sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 4. The minimum and maximum ratios shown include subaccounts that may not have net assets.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the Sub-account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum to maximum values, based on the product groupin representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.
(4) These amounts represent the net asset value before the adjustments allocated to the contracts in payout period.
(5) Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

                         VARIABLE ANNUITY ACCOUNT FOUR
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


8. SUBSEQUENT EVENTS

   Management has evaluated Separate Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through April 28, 2016. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Separate Account's financial statements.

American General Life
Insurance Company

Audited GAAP Financial Statements
At December 31, 2015 and 2014 and for each of the three years ended December 31, 2015

AMERICAN GENERAL LIFE INSURANCE COMPANY

TABLE OF CONTENTS

                                                                           Page
                                                                           ----
CONSOLIDATED FINANCIAL STATEMENTS

Independent Auditor's Report                                                 2

Consolidated Balance Sheet at December 31, 2015 and 2014                     3

Consolidated Statements of Income for each of the years ended                4
  December 31, 2015, 2014 and 2013

Consolidated Statements of Comprehensive Income (Loss) for each of the       5
  years ended December 31, 2015, 2014 and 2013

Consolidated Statements of Equity for each of the years ended                6
  December 31, 2015, 2014 and 2013

Consolidated Statements of Cash Flows for each of the years ended            7
  December 31, 2015, 2014 and 2013

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   Basis of Presentation                                                   8

2.   Summary of Significant Accounting Policies                             12

3.   Fair Value Measurements                                                15

4.   Investments                                                            33

5.   Lending Activities                                                     43

6.   Reinsurance                                                            45

7.   Derivatives and Hedge Accounting                                       46

8.   Deferred Policy Acquisition Costs and Deferred Sales Inducements       48

9.   Variable Interest Entities                                             51

10.  Insurance Liabilities                                                  54

11.  Variable Life and Annuity Contracts                                    56

12.  Debt                                                                   58

13.  Commitments and Contingencies                                          59

14.  Equity                                                                 61

15.  Statutory Financial Data and Restrictions                              62

16.  Benefit Plans                                                          63

17.  Income Taxes                                                           63

18.  Related Party Transactions                                             66

19.  Subsequent Events                                                      68

Independent Auditor's Report

To the Board of Directors and Shareholder of American General Life Insurance Company

We have audited the accompanying consolidated financial statements of American General Life Insurance Company and its subsidiaries (the Company), an indirect, wholly owned subsidiary of American International Group, Inc., which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of income, comprehensive income (loss), equity and cash flows for each of the three years in the period ended December 31, 2015.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 28, 2016

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS


                                                                                                December 31,
                                                                                            -------------------
                                                                                                 2015       2014
(in millions, except for share data)                                                        --------  ---------
                                                                                                       (Revised)
Assets:
   Investments:
       Fixed maturity securities:
          Bonds available for sale, at fair value (amortized cost: 2015 - $96,119;
            2014 - $94,559)                                                                 $ 99,086  $ 102,743
          Other bond securities, at fair value                                                 3,545      2,934
   Equity securities:
          Common and preferred stock, available for sale, at fair value
            (cost: 2015 - $15; 2014 - $19)                                                        18         26
       Mortgage and other loans receivable, net of allowance                                  14,598     11,911
       Other invested assets (portion measured at fair value: 2015 - $2,684;
         2014 - $3,176)                                                                        5,687      6,894
       Short-term investments (portion measured at fair value: 2015 - $1,625;
         2014 - $558)                                                                          1,850      1,381
                                                                                            --------  ---------
          Total investments                                                                  124,784    125,889
   Cash                                                                                          317        263
   Accrued investment income                                                                   1,055      1,042
   Amounts due from related parties                                                              520         82
   Premiums and other receivables - net of allowance                                             698        602
   Reinsurance assets, net of allowance                                                        1,665      1,616
   Deferred policy acquisition costs                                                           6,401      5,661
   Current income tax receivable                                                                 121        561
   Deferred income taxes                                                                         445         --
   Other assets (including restricted cash of $4 in 2015 and $396 in 2014)                     2,186      2,196
   Separate account assets, at fair value                                                     41,894     40,627
                                                                                            --------  ---------
Total assets                                                                                $180,086  $ 178,539
                                                                                            ========  =========
Liabilities:
   Future policy benefits for life and accident and health insurance contracts              $ 31,576  $  30,847
   Policyholder contract deposits (portion measured at fair value: 2015 - $2,104;
     2014 - $1,351)                                                                           75,642     72,903
   Policy claims and benefits payable                                                            685        646
   Other policyholder funds                                                                    2,090      2,069
   Deferred income taxes                                                                          --         35
   Notes payable - to affiliates, net (portion measured at fair value: 2015 - $474;
     2014 - $514)                                                                                717        658
   Notes payable - to third parties, net                                                         406        617
   Amounts due to related parties                                                                792      1,709
   Securities lending payable                                                                    962         --
   Other liabilities                                                                           3,864      3,754
   Separate account liabilities                                                               41,894     40,627
                                                                                            --------  ---------
Total liabilities                                                                            158,628    153,865
                                                                                            --------  ---------
Commitments and contingencies (see Note 13)
American General Life Insurance Company (AGL) shareholder's equity:
   Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding                1          1
   Common stock, $10 par value; 600,000 shares authorized, issued and outstanding                  6          6
   Additional paid-in capital                                                                 18,546     18,514
   Retained earnings                                                                             575        218
   Accumulated other comprehensive income                                                      2,333      5,935
                                                                                            --------  ---------
Total AGL shareholder's equity                                                                21,461     24,674
Noncontrolling interests                                                                          (3)        --
                                                                                            --------  ---------
Total equity                                                                                  21,458     24,674
                                                                                            --------  ---------
Total liabilities and equity                                                                $180,086  $ 178,539
                                                                                            ========  =========

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME


                                                                                                    Years Ended December 31,
                                                                                                 -----------------------------
(in millions)                                                                                      2015      2014       2013
-------------                                                                                    -------  ---------  ---------
                                                                                                           (Revised)  (Revised)
Revenues:
 Premiums                                                                                        $ 2,628  $   1,666  $   1,783
 Policy fees                                                                                       2,090      1,985      1,766
 Net investment income                                                                             6,118      6,925      6,709
 Net realized capital gains (losses):
   Total other-than-temporary impairments on available for sale securities                          (197)       (81)       (74)
   Portion of other-than-temporary impairments on available for sale fixed maturity securities
     recognized in other comprehensive income (loss)                                                 (22)       (23)        (1)
                                                                                                 -------  ---------  ---------
   Net other-than-temporary impairments on available for sale securities recognized in net
     income                                                                                         (219)      (104)       (75)
   Other realized capital gains                                                                      141         30      2,157
                                                                                                 -------  ---------  ---------
   Total net realized capital gains (losses)                                                         (78)       (74)     2,082
   Other income                                                                                    2,268      2,580      2,878
                                                                                                 -------  ---------  ---------
Total revenues                                                                                    13,026     13,082     15,218
                                                                                                 -------  ---------  ---------
Benefits and expenses:
 Policyholder benefits                                                                             5,276      4,224      4,874
 Interest credited to policyholder account balances                                                2,178      2,234      2,257
 Amortization of deferred policy acquisition costs                                                   787        658        586
 General operating and other expenses                                                              3,087      3,014      2,966
                                                                                                 -------  ---------  ---------
Total benefits and expenses                                                                       11,328     10,130     10,683
                                                                                                 -------  ---------  ---------
Income before income tax expense (benefit)                                                         1,698      2,952      4,535
Income tax expense (benefit):
 Current                                                                                             549        401         81
 Deferred                                                                                           (111)       533       (368)
                                                                                                 -------  ---------  ---------
Income tax expense (benefit)                                                                         438        934       (287)
                                                                                                 -------  ---------  ---------
Net income                                                                                         1,260      2,018      4,822
Less:
Net income attributable to noncontrolling interests                                                   --         --          1
                                                                                                 -------  ---------  ---------
Net income attributable to AGL                                                                   $ 1,260  $   2,018  $   4,821
                                                                                                 =======  =========  =========

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)


                                                                                                     Years Ended December 31,
                                                                                                  -----------------------------
(in millions)                                                                                       2015      2014       2013
-------------                                                                                     -------  ---------  ---------
                                                                                                            (Revised)  (Revised)
Net income                                                                                        $ 1,260  $   2,018  $   4,822
                                                                                                  -------  ---------  ---------
Other comprehensive income (loss), net of tax
 Change in unrealized appreciation (depreciation) of fixed maturity investments on which other-
   than-temporary credit impairments were recognized                                                 (225)        48        242
 Change in unrealized appreciation (depreciation) of all other investments                         (4,368)     3,900     (5,299)
 Adjustments to deferred policy acquisition costs, value of business acquired and deferred sales
   inducements                                                                                        442       (152)       542
 Change in unrealized insurance loss recognition                                                      551       (556)     1,325
 Change in foreign currency translation adjustments                                                    (2)        (5)        (3)
                                                                                                  -------  ---------  ---------
Other comprehensive income (loss)                                                                  (3,602)     3,235     (3,193)
                                                                                                  -------  ---------  ---------
Comprehensive income (loss)                                                                        (2,342)     5,253      1,629
Comprehensive income attributable to noncontrolling interests                                          --         --          1
                                                                                                  -------  ---------  ---------
Comprehensive income (loss) attributable to AGL                                                   $(2,342) $   5,253  $   1,628
                                                                                                  =======  =========  =========

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF EQUITY


                                                                       Retained    Accumulated  Total AGL
                                                          Additional   Earnings       Other      Share-      Non-
                                         Preferred Common  Paid-in   (Accumulated Comprehensive holder's  controlling  Total
(in millions)                              Stock   Stock   Capital     Deficit)      Income      Equity    Interests   Equity
-------------                            --------- ------ ---------- ------------ ------------- --------- ----------- -------
Balance, January 1, 2013 (Revised)          $ 1     $ 6    $25,363     $(5,078)      $ 5,893     $26,185     $ 167    $26,352
                                            ---     ---    -------     -------       -------     -------     -----    -------
Net income attributable to AGL or other
 noncontrolling interests                    --      --         --       4,821            --       4,821         1      4,822
Other comprehensive loss                     --      --         --          --        (3,193)     (3,193)       --     (3,193)
Capital contributions from Parent            --      --        368          --            --         368        --        368
Return of capital                            --      --     (2,553)         --            --      (2,553)       --     (2,553)
Other                                        --      --        (15)          5            --         (10)       (4)       (14)
                                            ---     ---    -------     -------       -------     -------     -----    -------
Balance, December 31, 2013 (Revised)        $ 1     $ 6    $23,163     $  (252)      $ 2,700     $25,618     $ 164    $25,782
                                            ===     ===    =======     =======       =======     =======     =====    =======
Net income attributable to AGL or other
 noncontrolling interests                    --      --         --       2,018            --       2,018        --      2,018
Dividends                                    --      --         --      (1,548)           --      (1,548)       --     (1,548)
Other comprehensive income                   --      --         --          --         3,235       3,235        --      3,235
Capital contributions from Parent            --      --         58          --            --          58        --         58
Deconsolidation of VIEs                      --      --         --          --            --          --      (167)      (167)
Return of capital                            --      --     (4,707)         --            --      (4,707)       --     (4,707)
Other                                        --      --         --          --            --          --         3          3
                                            ---     ---    -------     -------       -------     -------     -----    -------
Balance, December 31, 2014 (Revised)        $ 1     $ 6    $18,514     $   218       $ 5,935     $24,674     $  --    $24,674
                                            ===     ===    =======     =======       =======     =======     =====    =======
Net income attributable to AGL or other
 noncontrolling interests                    --      --         --       1,260            --       1,260        --      1,260
Dividends                                    --      --         --        (903)           --        (903)       --       (903)
Other comprehensive loss                     --      --         --          --        (3,602)     (3,602)       --     (3,602)
Capital contributions from Parent            --      --         32          --            --          32        --         32
Other                                        --      --         --          --            --          --        (3)        (3)
                                            ---     ---    -------     -------       -------     -------     -----    -------
Balance, December 31, 2015                  $ 1     $ 6    $18,546     $   575       $ 2,333     $21,461     $  (3)   $21,458
                                            ===     ===    =======     =======       =======     =======     =====    =======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                                Years Ended December 31,
                                                                                             ------------------------------
(in millions)                                                                                  2015       2014       2013
-------------                                                                                --------  ---------  ---------
                                                                                                        (Revised)  (Revised)
Cash flows from operating activities:
 Net income                                                                                  $  1,260  $   2,018  $   4,822
                                                                                             --------  ---------  ---------
 Adjustments to reconcile net income to net cash provided by operating activities:
   Interest credited to policyholder account balances                                           2,178      2,234      2,257
   Amortization of deferred policy acquisition costs                                              787        658        586
   Fees charged for policyholder contract deposits                                             (1,203)    (1,172)      (946)
   Net realized capital losses (gains)                                                             78         74     (2,082)
   Unrealized losses (gains) in earnings, net                                                      25       (280)       153
   Equity in income of partnerships and other invested assets                                     (32)      (459)      (141)
   Accretion of net premium/discount on investments                                              (710)      (760)      (631)
   Capitalized interest                                                                           (59)       (82)      (531)
   Provision for deferred income taxes                                                           (111)       533       (368)
 Changes in operating assets and liabilities:
   Accrued investment income                                                                      (13)        32         43
   Amounts due to/from related parties                                                             62        473        533
   Reinsurance assets                                                                             (49)        58         83
   Deferred policy acquisition costs                                                             (983)      (875)      (790)
   Current income tax receivable/payable                                                          448        200         24
   Future policy benefits and other policyholder funds                                          1,193        675      1,537
   Other, net                                                                                    (220)        64       (112)
                                                                                             --------  ---------  ---------
 Total adjustments                                                                              1,391      1,373       (385)
                                                                                             --------  ---------  ---------
Net cash provided by operating activities                                                       2,651      3,391      4,437
                                                                                             ========  =========  =========
Cash flows from investing activities:
Proceeds from (payments for)
 Sales or distribution of:
   Available for sale investments                                                               7,514      5,852     22,532
   Other investments, excluding short-term investments                                          2,670      1,310        671
 Redemption and maturities of fixed maturity securities available for sale                      7,837      7,833      9,093
 Principal payments received on sales and maturities of mortgage and other loans receivable     2,094      1,747      1,411
 Redemption and maturities of other investments, excluding short-term investments                 196        178        178
 Purchase of:
   Available for sale investments                                                             (17,431)   (13,290)   (30,112)
   Mortgage and other loans receivable                                                         (4,932)    (3,572)    (1,899)
   Other investments, excluding short-term investments                                         (2,442)      (930)    (2,396)
 Net change in restricted cash                                                                    392       (213)      (111)
 Net change in short-term investments                                                            (469)     2,515        884
 Other, net                                                                                      (179)        46          7
                                                                                             --------  ---------  ---------
Net cash provided by (used in) investing activities                                            (4,750)     1,476        258
                                                                                             ========  =========  =========
Cash flows from financing activities:
 Policyholder contract deposits                                                                10,208      9,524      7,334
 Policyholder contract withdrawals                                                             (7,112)    (7,006)    (9,018)
 Net exchanges to/from separate accounts                                                       (1,239)    (1,525)    (1,291)
 Change in repurchase agreements                                                                  281        225         --
 Repayment of notes payable                                                                      (221)        --       (259)
 Issuance of notes payable                                                                        100        494        230
 Change in securities lending payable                                                             962     (2,514)     1,048
 Dividends and return of capital paid to Parent Company, net of cash contributions               (824)    (4,017)    (2,532)
 Other, net                                                                                        (2)        21       (228)
                                                                                             --------  ---------  ---------
Net cash provided by (used in) financing activities                                             2,153     (4,798)    (4,716)
                                                                                             ========  =========  =========
Net increase (decrease) in cash                                                                    54         69        (21)
Cash at beginning of year                                                                         263        194        215
                                                                                             --------  ---------  ---------
Cash at end of year                                                                          $    317  $     263  $     194
                                                                                             ========  =========  =========
Supplementary Disclosure of Consolidated Cash Flow Information
Cash paid during the period for:
 Interest                                                                                    $      9  $       7  $      32
 Taxes                                                                                             91        194        161
Non-cash investing/financing activities:
 Sales inducements credited to policyholder contract deposits                                      13         20         39
 Non-cash dividends                                                                               237      2,238         --
 Settlement of non-cash dividends payable                                                       1,292         --         --
 Non-cash contributions from Parent                                                                32         58        348

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. BASIS OF PRESENTATION

American General Life Insurance Company, including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). Unless the context indicates otherwise, the terms "AGL," "the Company," "we," "us" or "our" mean American General Life Insurance Company and its consolidated entities, and the term "AIG Parent" means American International Group, Inc. and not any of AIG Parent's consolidated subsidiaries.

We are a leading provider of individual term and universal life insurance solutions to middle-income and high net worth customers, as well as a leading provider of fixed and variable annuities. Our primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, structured settlements, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts (GICs) and funding agreements, stable value wrap products and group benefits. We distribute our products through independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants, and direct-to-consumer through AIG Direct. We also provide support services to certain affiliated insurance companies through our subsidiaries, AIG Enterprise Services LLC (AIGES) and SunAmerica Asset Management LLC (SAAMCo).

SAAMCo and its wholly owned distributor, AIG Capital Services, Inc. (AIGCS), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. (SFS), represent our asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds and variable subaccounts offered within our variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

Our operations are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of our insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. We are exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. We control our exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of our assets and liabilities, monitoring and limiting prepayments and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. We are also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect our exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). All significant intercompany accounts and transactions have been eliminated. Certain prior period items have been reclassified to conform to the current period's presentation.

The consolidated financial statements include the accounts of the Company, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting right and voting interests), and variable interest entities (VIEs) for which we are the primary beneficiary. Equity investments in entities that we do not consolidate, including corporate entities in which we have significant influence, and partnership and partnership-like entities in which we have more than minor influence over operating and financial policies, are accounted for under the equity method unless we have elected the fair value option.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Revision of Prior Period Consolidated Financial Statements

The Consolidated Balance Sheet at December 31, 2014 and the Consolidated Statements of Income, Comprehensive Income (Loss), Equity and Cash Flows for each of the years ended December 31, 2014 and 2013 have been revised to correct the following:

    . Increase deferred tax assets by $219 million at December 31, 2014 and reduce deferred tax expense in 2014 by the same amount, related to the treatment of certain capital loss carryovers;

    . Increase retained earnings at January 1, 2013 in the Consolidated Statements of Equity to record a reduction in deferred tax valuation allowance related to the tax treatment of deferred losses recognized in 2008 to 2012 from the sale of bonds to affiliates in 2008, which had previously been reflected as a $206 million out-of-period increase to 2013 net income and comprehensive income;

    . Revise amounts in the Consolidated Balance Sheet as of December 31, 2014 to correct the consolidation treatment of certain investments;

    . Revise the valuation of certain future policy benefits, DAC and embedded derivative liabilities within policyholder contract deposits;

    . Adjustments to net investment income related to certain investments for which the fair value option has been elected, and adjustments to other financial statement line items to correct various other less significant items.

After evaluating the quantitative and qualitative aspects of these corrections, they were not considered to be material, individually or in aggregate, to the previously issued consolidated financial statements. The net effects on the consolidated financial statements for the respective periods resulting from these revisions were as follows:

                                                                                     As
                                                                                 Previously Effect of
(in millions)                                                                     Reported   Change   As Revised
-------------                                                                    ---------- --------- ----------
Consolidated Balance Sheet at December 31, 2014:
Assets:
   Mortgage and other loans receivable, net of allowance                          $ 11,812    $  99    $ 11,911
   Other invested assets                                                             7,082     (188)      6,894
   Cash                                                                                277      (14)        263
   Deferred policy acquisition costs                                                 5,643       18       5,661
   Current income tax receivable                                                       547       14         561
   Other assets                                                                      2,330     (134)      2,196
   Total assets                                                                    178,744     (205)    178,539
Liabilities:
   Future policy benefits for life and accident and health insurance contracts      30,854       (7)     30,847
   Policyholder contract deposits                                                   72,898        5      72,903
   Other policyholder funds                                                          2,079      (10)      2,069
   Deferred income tax liabilities                                                     255     (220)         35
   Notes payable--to third parties, net                                                627      (10)        617
   Amounts due to related parties                                                    1,745      (36)      1,709
   Other liabilities                                                                 3,908     (154)      3,754
   Total liabilities                                                               154,297     (432)    153,865
Shareholder's equity:
   Retained earnings                                                                    --      218         218
   Accumulated other comprehensive income                                            5,926        9       5,935
   Total shareholder's equity                                                       24,447      227      24,674
   Total shareholder's equity attributable to AGL                                   24,447      227      24,674
   Total liabilities and equity                                                    178,744     (205)    178,539
Consolidated Statement of Income for the year ended December 31, 2014:
   Policy fees                                                                       1,976        9       1,985
   Net investment income                                                             6,942      (17)      6,925
   Other realized capital gains                                                         37       (7)         30
   Total net realized capital losses                                                   (67)      (7)        (74)
   Total revenues                                                                   13,097      (15)     13,082
   Policyholder benefits                                                             4,228       (4)      4,224
   Interest credited to policyholder account balances                                2,210       24       2,234
   Amortization of deferred policy acquisition costs                                   623       35         658
   General operating and other expenses                                              3,023       (9)      3,014
   Total benefits and expenses                                                      10,084       46      10,130
   Income before income tax expense (benefit)                                        3,013      (61)      2,952
   Income tax expense (benefit):
       Deferred                                                                        727     (194)        533
   Income tax expense                                                                1,128     (194)        934
   Net income                                                                        1,885      133       2,018
   Net income attributable to AGL                                                    1,885      133       2,018

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                          As
                                                                                      Previously Effect of
(in millions)                                                                          Reported   Change   As Revised
-------------                                                                         ---------- --------- ----------
Consolidated Statement of Comprehensive Income for the year ended December 31, 2014:
   Net income                                                                          $ 1,885     $ 133    $ 2,018
   Change in unrealized appreciation of all other investments                            3,866        34      3,900
   Change in foreign currency translation adjustments                                      (11)        6         (5)
   Other comprehensive income                                                            3,195        40      3,235
   Comprehensive income                                                                  5,080       173      5,253
   Comprehensive income attributable to AGL                                              5,080       173      5,253
Consolidated Statement of Equity for the year ended December 31, 2014:
   Retained earnings (accumulated deficit):
       Beginning accumulated deficit                                                      (337)       85       (252)
       Net income attributable to AGL                                                    1,885       133      2,018
       Ending retained earnings                                                             --       218        218
   Accumulated other comprehensive income:
       Beginning accumulated other comprehensive income                                  2,731       (31)     2,700
       Other comprehensive income                                                        3,195        40      3,235
       Ending accumulated other comprehensive income                                     5,926         9      5,935
Consolidated Statement of Cash Flows for the year ended December 31, 2014
   Cash flows from operating activities:
       Net income                                                                        1,885       133      2,018
       Interest credited to policyholder account balances                                2,210        24      2,234
       Amortization of deferred policy acquisition costs                                   623        35        658
       Fees charged for policyholder contract deposits                                  (1,163)       (9)    (1,172)
       Net realized capital losses                                                          67         7         74
       Equity in income of partnerships and other invested assets                         (476)       17       (459)
       Provision for deferred income taxes                                                 727      (194)       533
       Changes in operating assets and liabilities:
          Future policy benefits and other policyholder funds                              679        (4)       675
          Other, net                                                                        69        (5)        64
       Net cash provided by operating activities                                         3,387         4      3,391
   Cash flows from investing activities:
       Proceeds from sales or distribution of other investments, excluding
         short-term investments                                                          1,320       (10)     1,310
       Net cash provided by investing activities                                         1,486       (10)     1,476
   Net increase in cash                                                                     75        (6)        69
   Cash at beginning of year                                                               202        (8)       194
   Cash at end of year                                                                     277       (14)       263
Consolidated Statement of Income for the year ended December 31, 2013:
   Net investment income                                                                 6,692        17      6,709
   Other realized capital gains                                                          2,092        65      2,157
   Total net realized capital gains                                                      2,017        65      2,082
   Total revenues                                                                       15,136        82     15,218
   Policyholder benefits                                                                 4,864        10      4,874
   Interest credited to policyholder account balances                                    2,277       (20)     2,257
   Amortization of deferred policy acquisition costs                                       535        51        586
   Total benefits and expenses                                                          10,642        41     10,683
   Income before income tax expense (benefit)                                            4,494        41      4,535
   Income tax expense (benefit):
       Current                                                                              95       (14)        81
       Deferred                                                                           (543)      175       (368)
   Income tax benefit                                                                     (448)      161       (287)
   Net income                                                                            4,942      (120)     4,822
   Net income attributable to AGL                                                        4,941      (120)     4,821
Consolidated Statement of Comprehensive Income for the year ended December 31, 2013:
   Net income                                                                            4,942      (120)     4,822
   Change in unrealized appreciation of all other investments                           (5,265)      (34)    (5,299)
   Change in foreign currency translation adjustments                                       (6)        3         (3)
   Other comprehensive loss                                                             (3,162)      (31)    (3,193)
   Comprehensive income                                                                  1,780      (151)     1,629
   Comprehensive income attributable to AGL                                              1,779      (151)     1,628

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                               As
                                                                           Previously Effect of
(in millions)                                                               Reported   Change   As Revised
-------------                                                              ---------- --------- ----------
Consolidated Statement of Equity for the year ended December 31, 2013:
   Accumulated deficit:
       Beginning accumulated deficit                                        $(5,283)    $ 205    $(5,078)
       Net income attributable to AGL                                         4,941      (120)     4,821
       Ending accumulated deficit                                              (337)       85       (252)
   Accumulated other comprehensive income:
       Other comprehensive loss                                              (3,162)      (31)    (3,193)
       Ending accumulated other comprehensive income                          2,731       (31)     2,700
Consolidated Statement of Cash Flows for the year ended December 31, 2013
   Cash flows from operating activities:
       Net income                                                             4,942      (120)     4,822
       Interest credited to policyholder account balances                     2,277       (20)     2,257
       Amortization of deferred policy acquisition costs                        535        51        586
       Net realized capital gains                                            (2,017)      (65)    (2,082)
       Equity in income of partnerships and other invested assets              (124)      (17)      (141)
       Provision for deferred income taxes                                     (543)      175       (368)
       Changes in operating assets and liabilities:
          Current income tax receivable/payable                                  38       (14)        24
          Future policy benefits and other policyholder funds                 1,527        10      1,537
          Other, net                                                            (93)      (19)      (112)
   Net cash provided by operating activities                                  4,456       (19)     4,437
   Cash flows from investing activities:
       Proceeds from sales or distribution of other investments,
         excluding short-term investments                                       655        16        671
       Net cash provided by investing activities                                242        16        258
   Net decrease in cash                                                         (18)       (3)       (21)
   Cash at beginning of year                                                    220        (5)       215
   Cash at end of year                                                          202        (8)       194

Use of Estimates

The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that we believe are most dependent on the application of estimates and assumptions are considered our critical accounting estimates and are related to the determination of:

.. income tax assets and liabilities, including recoverability of our net deferred tax asset and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset;

..  reinsurance assets;

.. valuation of future policy benefit liabilities and timing and extent of loss recognition;

.. valuation of liabilities for guaranteed benefit features of variable annuity products;

..  estimated gross profits (EGP) to value deferred policy acquisition costs
   (DAC) for investment-oriented products;

.. impairment charges, including other-than-temporary impairments on available for sale securities and impairment on other invested assets;

..  liability for legal contingencies; and

..  fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, our consolidated financial condition, results of operations and cash flows could be materially affected.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following table identifies our significant accounting policies presented in other Notes to these Consolidated Financial Statements, with a reference to the Note where a detailed description can be found:

                Note 4.   Investments
                              .  Fixed maturity and equity
                                 securities
                              .  Other invested assets
                              .  Short-term investments
                              .  Net investment income
                              .  Net realized capital gains
                                 (losses)
                              .  Other-than-temporary
                                 impairments
                Note 5.   Lending Activities
                              .  Mortgage and other loans
                                 receivable - net of allowance
                Note 6.   Reinsurance
                              .  Reinsurance assets, net of
                                 allowance
                Note 7.   Derivatives and Hedge Accounting
                              .  Derivative assets and
                                 liabilities, at fair value
                Note 8. Deferred Policy Acquisition Costs and Deferred Sales Inducements
                              .  Deferred policy acquisition
                                 costs
                              .  Amortization of deferred
                                 policy acquisition costs
                              .  Deferred sales inducements
                Note 10.  Insurance Liabilities
                              .  Future policy benefits
                              .  Policyholder contract deposits
                              .  Other policyholder funds
                Note 11.  Variable Life and Annuity Contracts
                Note 12.  Debt
                              .  Long-term debt
                Note 13.  Commitments and Contingencies
                              .  Legal contingencies
                Note 17.  Income Taxes

Other significant accounting policies

Premiums for long-duration life insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in policyholder benefits in the Consolidated Statements of Income.

Premiums on accident and health policies are earned primarily on a pro rata basis over the term of the related coverage. The reserves for unearned premiums include the portion of premiums written relating to the unexpired terms of coverage.

Reinsurance premiums ceded are recognized as a reduction in revenues over the period the reinsurance coverage is provided in proportion to the risks to which the premiums relate.

Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for cost of insurance or mortality and expense charges, policy administration charges, surrender charges and amortization of unearned revenue reserves. Policy fees are recognized as revenues in the period in which they are assessed against policyholders, unless the fees are designed to compensate us for services to be provided in the future. Fees deferred as unearned revenue are amortized in relation to the incidence of EGP to be realized over the estimated lives of the contracts, similar to DAC.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Other income primarily includes advisory fees and commissions from the broker dealer business, ceded commission and expense allowances and income from legal settlements.

Cash represents cash on hand and non-interest bearing demand deposits.

Short-term investments consist of interest-bearing cash equivalents, time deposits, securities purchased under agreements to resell, and investments, such as commercial paper, with original maturities within one year from the date of purchase.

Premiums and other receivables - net of allowance include premium balances receivable, amounts due from agents and brokers and policyholders, and other receivables.

Other assets consist of prepaid expenses, deposits, other deferred charges, real estate, other fixed assets, capitalized software costs, deferred sales inducements, restricted cash and freestanding derivative assets.

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise from any of our other businesses. The liabilities for these accounts are equal to the account assets. Separate accounts may also include deposits for funds held under stable value wrap funding agreements, although the majority of stable value wrap sales are measured based on the notional amount included in assets under management and do not include the receipt of funds. For a more detailed discussion of separate accounts, see Note 11.

Other liabilities include other funds on deposit, other payables, securities sold under agreements to repurchase and freestanding derivative liabilities.

Accounting Standards Adopted During 2015

Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure

In January 2014, the Financial Accounting Standards Board (FASB) issued an accounting standard that clarifies that a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, so that the loan is derecognized and the real estate property is recognized, when either (i) the creditor obtains legal title to the residential real estate property upon completion of a foreclosure or (ii) the borrower conveys all interest in the residential real estate property to the creditor to satisfy the loan through completion of a deed in lieu of foreclosure or through a similar legal agreement.

We adopted the standard on its required effective date of January 1, 2015. The adoption of this standard had no material effect on our consolidated financial condition, results of operations or cash flows.

Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

In June 2014, the FASB issued an accounting standard that changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. It also requires additional disclosures about repurchase agreements and other similar transactions. The standard aligns the accounting for repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings with the accounting for other typical repurchase agreements such that they all will be accounted for as secured borrowings. The standard eliminates sale accounting for repurchase-to-maturity transactions and supersedes the standard under which a transfer of a financial asset and a contemporaneous repurchase financing could be accounted for on a combined basis as a forward agreement.

We adopted the standard on its required effective date of January 1, 2015 on a prospective basis. The adoption of this standard had no material effect on our consolidated financial condition, results of operations or cash flows.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Future Application of Accounting Standards

Revenue Recognition

In May 2014, the FASB issued an accounting standard that supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities.

The standard is effective for interim and annual reporting periods beginning after December 15, 2017 and may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. Early adoption is permitted only as of annual periods beginning after December 15, 2016, including interim periods within that reporting period. We plan to adopt the standard on its required effective date of January 1, 2018 and are assessing the impact of the standard on our consolidated financial condition, results of operations and cash flows.

Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity

In August 2014, the FASB issued an accounting standard that allows a reporting entity to measure the financial assets and financial liabilities of a qualifying consolidated collateralized financing entity using the fair value of either its financial assets or financial liabilities, whichever is more observable.

The standard is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted. The standard may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. We plan to adopt the standard on its required effective date of January 1, 2016 and do not expect the adoption of the standard to have a material effect on our consolidated financial condition, results of operations and cash flows.

Consolidation: Amendments to the Consolidation Analysis

In February 2015, the FASB issued an accounting standard that affects reporting entities that are required to evaluate whether they should consolidate certain legal entities. Specifically, the amendments modify the evaluation of whether limited partnerships and similar legal entities are VIEs or voting interest entities; eliminate the presumption that a general partner should consolidate a limited partnership; affect the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships; and provide a scope exception from consolidation guidance for reporting entities with interests in legal entities that are required to comply with or operate in accordance with requirements that are similar to those in Rule 2a-7 of the Investment Company Act of 1940 for registered money market funds.

The standard is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted, including adoption in an interim period. The standard may be applied retrospectively or through a cumulative effect adjustment to retained earnings as of the beginning of the year of adoption. We plan to adopt the standard on its required effective date of January 1, 2016 and do not expect the adoption of the standard to have a material effect on our consolidated financial condition, results of operations and cash flows.

Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued an accounting standard that affects the recognition, measurement, presentation, and disclosure of financial instruments. Specifically, under the new standard, equity investments (other than those accounted for using the equity method of accounting or those subject to consolidation) will be measured at fair value with changes in fair value recognized in earnings. Also, for those financial liabilities for which fair value option accounting has been elected, the new standard requires changes in fair value due to instrument-specific credit risk to be presented separately in other comprehensive income. The standard updates certain fair value disclosure requirements for financial instruments carried at amortized cost.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The standard is effective for interim and annual reporting periods beginning after December 15, 2017. Early adoption of certain provisions is permitted. We are assessing the impact of the standard on our consolidated financial condition, results of operations and cash flows.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

We carry certain financial instruments at fair value. We define the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. We maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the Consolidated Balance Sheets are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

.. Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels discussed above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Valuation Methodologies of Financial Instruments Measured at Fair Value

Incorporation of Credit Risk in Fair Value Measurements

.. Our Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate our own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to us at the balance sheet date by reference to observable AIG credit default swap
   (CDS) or cash bond spreads. We calculate the effect of credit spread changes using discounted cash techniques that incorporate current market interest rates. A derivative counterparty's net credit exposure to us is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with us, as well as collateral we post with the counterparty at the balance sheet date. For a description of how we incorporate our own credit risk in the valuation of embedded derivatives related to certain annuity and life insurance products, see Embedded Derivatives within Policyholder Contract Deposits, below.

.. Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for us to protect against our net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. Our net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

For fair values measured based on internal models, the cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid-market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to us by an independent third party. We utilize an interest rate based on the benchmark London Inter-Bank Offered Rate (LIBOR) curve to derive our discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value. Market price data is generally obtained from dealer markets.

We employ independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation service providers are reviewed and understood by management, through periodic discussion with and information provided by the independent third-party valuation service providers. In addition, as discussed further below, control processes are applied to the fair values received from independent third-party valuation service providers to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of market accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions for comparable securities, benchmark yields, interest rate yield curves, credit spreads, prepayment rates, default rates, recovery assumptions, currency rates, quoted prices for similar securities and other market- observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

We have control processes designed to ensure that the fair values received from independent third-party valuation service providers are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. We assess the reasonableness of individual security values received from independent third-party valuation service providers through various analytical techniques, and have procedures to escalate related questions internally and to the independent third-party valuation service providers for resolution. To assess the degree of pricing consensus among various valuation service providers for specific asset types, we conduct comparisons of prices received from available sources. We use these comparisons to establish a hierarchy for the fair values received from independent third-party valuation service providers to be used for particular security classes. We also validate prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When our independent third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing market accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies and defaults, loss severity assumptions, prepayments, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from independent third-party valuation service providers, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations (CDO), other asset-backed securities (ABS) and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Other Invested Assets

We initially estimate the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, we generally obtain the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. We consider observable market data and perform certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement. The fair values of other investments carried at fair value, such as direct private equity holdings, are initially determined based on transaction price and are subsequently estimated based on available evidence such as market transactions in similar instruments, other financing transactions of the issuer and other available financial information for the issuer, with adjustments made to reflect illiquidity as appropriate.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Short-term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). We generally value exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. We generally use similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. We will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, independent third-party valuation service providers and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Derivatives within Policyholder Contract Deposits

Certain variable annuity and equity-index annuity and life contracts contain embedded policy derivatives that we bifurcate from the host contracts and account for separately at fair value, with changes in fair value recognized in earnings. These embedded derivatives are classified within policyholder contract deposits. We have concluded these contracts contain either (i) a written option that guarantees a minimum accumulation value at maturity, (ii) a written option that guarantees annual withdrawals regardless of underlying market performance for a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives and must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity-index annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These discounted cash flow projections primarily include benefits and related fees assessed, when applicable. In some instances, the projected cash flows from fees may exceed projected cash flows related to benefit payments and therefore, at a point in time, the carrying value of the embedded derivative may be in a net asset position. The projected cash flows incorporate best estimate assumptions for policyholder behavior (including mortality, lapses, withdrawals and benefit utilization), along with an explicit risk margin to reflect a market participant's estimates of projected cash flows and policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on our historical experience.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Because of the dynamic and complex nature of the projected cash flows with respect to embedded derivatives in our variable annuity contracts, risk-neutral valuations are used which are calibrated to observable interest rate and equity option prices. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, credit spreads, correlations of certain market variables, fund performance, discount rates and policyholder behavior. The portion of fees attributable to the fair value of expected benefit payments are included within the fair value measurement of these embedded policy derivatives and related fees are classified in net realized gains (losses) as earned, consistent with other changes in the fair value of these embedded policy derivatives. Any portion of the fees not attributed to the embedded derivative are excluded from the fair value measurement and classified in policy fees as earned.

With respect to embedded policy derivatives in our equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions.

Projected cash flows are discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (for example, LIBOR) leg of a related tenor. We also incorporate our own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity-indexed annuity and life contracts. The non-performance risk adjustment reflects a market participant's view of our claims-paying ability by incorporating an additional spread to the swap curve used to discount projected benefit cash flows in the valuation of these embedded derivatives. The non-performance risk adjustment is calculated by constructing forward rates based on a weighted average of observable corporate credit indices to approximate our claims-paying ability rating.

Notes Payable

Certain VIEs that we consolidate have each elected the fair value option for certain tranches of their structured securities, which are included in notes payable - to affiliates, net. The fair value of the structured securities is determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows are discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads are adjusted to include a spread premium to compensate for the complexity and perceived illiquidity of the structured securities. The spread premiums were derived on the respective issuance dates of the structured securities, with reference to the issuance spread on tranches of structured securities issued by the same entities that were purchased by independent, non-affiliated third parties.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis, and indicates the level of the fair value measurement based on the observability of the inputs used:

December 31, 2015                                                                Counterparty    Cash
(in millions)                                            Level 1 Level 2 Level 3   Netting*   Collateral   Total
-----------------                                        ------- ------- ------- ------------ ---------- --------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities     $    -- $   376 $    --    $  --       $  --    $    376
   Obligations of states, municipalities and political
     subdivisions                                             --   2,320     993       --          --       3,313
   Non-U.S. governments                                       --   2,637      --       --          --       2,637
   Corporate debt                                             --  66,236     733       --          --      66,969
   RMBS                                                       --   7,439   7,233       --          --      14,672
   CMBS                                                       --   3,704   1,194       --          --       4,898
   CDO/ABS                                                    --   2,070   4,151       --          --       6,221
                                                         ------- ------- -------    -----       -----    --------
Total bonds available for sale                                --  84,782  14,304       --          --      99,086
                                                         ------- ------- -------    -----       -----    --------
Other bond securities:
   Non-U.S. governments                                       --      39      --       --          --          39
   Corporate debt                                             --   1,375      --       --          --       1,375
   RMBS                                                       --     134     727       --          --         861
   CMBS                                                       --     133      60       --          --         193
   CDO/ABS                                                    --      31   1,046       --          --       1,077
                                                         ------- ------- -------    -----       -----    --------
Total other bond securities                                   --   1,712   1,833       --          --       3,545
                                                         ------- ------- -------    -----       -----    --------
Equity securities available for sale:
   Common stock                                                3      --      --       --          --           3
   Preferred stock                                            15      --      --       --          --          15
                                                         ------- ------- -------    -----       -----    --------
Total equity securities available for sale                    18      --      --       --          --          18
                                                         ------- ------- -------    -----       -----    --------
Other invested assets                                          2   1,457   1,225       --          --       2,684
Short-term investments                                       503   1,122      --       --          --       1,625
Other assets - Investment in AIG                               7      --      --       --          --           7
Derivative assets:
   Interest rate contracts                                    --     908      --       --          --         908
   Foreign exchange contracts                                 --     418      --       --          --         418
   Equity contracts                                           50      24      53       --          --         127
   Other contracts                                            --      --      13       --          --          13
   Counterparty netting and cash collateral                   --      --      --     (273)       (298)       (571)
                                                         ------- ------- -------    -----       -----    --------
Total derivative assets                                       50   1,350      66     (273)       (298)        895
                                                         ------- ------- -------    -----       -----    --------
Separate account assets                                   39,773   2,121      --       --          --      41,894
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $40,353 $92,544 $17,428    $(273)      $(298)   $149,754
                                                         ------- ------- -------    -----       -----    --------
Liabilities:
Policyholder contract deposits                           $    -- $   109 $ 1,995    $  --       $  --    $  2,104
Notes payable - to affiliates, net                            --      --     474       --          --         474
Derivative liabilities:
   Interest rate contracts                                    --     267      --       --          --         267
   Foreign exchange contracts                                 --     397      --       --          --         397
   Other contracts                                            --      --       8       --          --           8
   Counterparty netting and cash collateral                   --      --      --     (273)        (36)       (309)
                                                         ------- ------- -------    -----       -----    --------
Total derivative liabilities                                  --     664       8     (273)        (36)        363
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $    -- $   773 $ 2,477    $(273)      $ (36)   $  2,941
                                                         ------- ------- -------    -----       -----    --------

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2014 (Revised)                                                      Counterparty    Cash
(in millions)                                            Level 1 Level 2 Level 3   Netting*   Collateral   Total
---------------------------                              ------- ------- ------- ------------ ---------- --------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities     $    -- $   395 $    --    $  --       $  --    $    395
   Obligations of states, municipalities and political
     subdivisions                                             --   2,068     951       --          --       3,019
   Non-U.S. governments                                       --   2,887      --       --          --       2,887
   Corporate debt                                             --  69,416     959       --          --      70,375
   RMBS                                                       --   8,218   7,240       --          --      15,458
   CMBS                                                       --   3,411   1,294       --          --       4,705
   CDO/ABS                                                    --   2,329   3,575       --          --       5,904
                                                         ------- ------- -------    -----       -----    --------
Total bonds available for sale                                --  88,724  14,019       --          --     102,743
                                                         ------- ------- -------    -----       -----    --------
Other bond securities:
   U.S. government and government sponsored entities          --   1,135      --       --          --       1,135
   RMBS                                                       --     109     275       --          --         384
   CMBS                                                       --     105      48       --          --         153
   CDO/ABS                                                    --      31   1,231       --          --       1,262
                                                         ------- ------- -------    -----       -----    --------
Total other bond securities                                   --   1,380   1,554       --          --       2,934
                                                         ------- ------- -------    -----       -----    --------
Equity securities available for sale:
   Common stock                                                4       2       1       --          --           7
   Preferred stock                                            19      --      --       --          --          19
                                                         ------- ------- -------    -----       -----    --------
Total equity securities available for sale                    23       2       1       --          --          26
                                                         ------- ------- -------    -----       -----    --------
Other invested assets                                          2   1,372   1,802       --          --       3,176
Short-term investments                                       298     260      --       --          --         558
Other assets - Investment in AIG                               6      --      --       --          --           6
Derivative assets:
   Interest rate contracts                                     2     568      --       --          --         570
   Foreign exchange contracts                                 --     523      --       --          --         523
   Equity contracts                                           53       4      51       --          --         108
   Other contracts                                            --      --      13       --          --          13
   Counterparty netting and cash collateral                   --      --      --     (198)       (287)       (485)
                                                         ------- ------- -------    -----       -----    --------
Total derivative assets                                       55   1,095      64     (198)       (287)        729
                                                         ------- ------- -------    -----       -----    --------
Separate account assets                                   38,369   2,258      --       --          --      40,627
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $38,753 $95,091 $17,440    $(198)      $(287)   $150,799
                                                         ======= ======= =======    =====       =====    ========
Liabilities:
Policyholder contract deposits                           $    -- $   125 $ 1,226    $  --       $  --    $  1,351
Notes payable - to affiliates, net                            --      --     514       --          --         514
Derivative liabilities:
   Interest rate contracts                                    --     224      --       --          --         224
   Foreign exchange contracts                                 --     439      --       --          --         439
   Other contracts                                            --      --       7       --          --           7
   Counterparty netting and cash collateral                   --      --      --     (198)        (14)       (212)
                                                         ------- ------- -------    -----       -----    --------
Total derivative liabilities                                  --     663       7     (198)        (14)        458
                                                         ------- ------- -------    -----       -----    --------
Total                                                    $    -- $   788 $ 1,747    $(198)      $ (14)   $  2,323
                                                         ======= ======= =======    =====       =====    ========

* Represents netting of derivative exposures covered by qualifying master netting agreements.

Transfers of Level 1 and Level 2 Assets and Liabilities

Our policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. We had no significant transfers between Level 1 and Level 2 during 2015. In 2014, we transferred $13 million of preferred stock from Level 2 to Level 1 and had no significant transfers from Level 1 to Level 2.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2015 and 2014 in Level 3 assets (liabilities) measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets (liabilities) in the Consolidated Balance Sheets at December 31, 2015 and 2014:

                                                                                                                  Changes in
                                              Net                                                                 Unrealized
                                           Realized                                                                 Gains
                                              and                    Purchases,                                    (Losses)
                                          Unrealized                   Sales,                                    Included in
                                             Gains                   Issuances                                    Income on
                               Fair Value  (Losses)       Other         and        Gross     Gross   Fair Value  Instruments
                               Beginning  Included in Comprehensive Settlements, Transfers Transfers   End of   Held at End of
(in millions)                   of Year     Income    Income (Loss)     Net         In        Out       Year         Year
-------------                  ---------- ----------- ------------- ------------ --------- --------- ---------- --------------
December 31, 2015
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and
     political subdivisions     $   951      $  (1)       $ (78)       $ 191      $   --    $   (70)  $   993        $ --
   Corporate debt                   959         10          (59)         (94)        735       (818)      733          --
   RMBS                           7,240        443         (206)        (244)         --         --     7,233          --
   CMBS                           1,294         68          (79)          45          --       (134)    1,194          --
   CDO/ABS                        3,575         84          (82)         593           7        (26)    4,151          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Total bonds available for sale   14,019        604         (504)         491         742     (1,048)   14,304          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Other bond securities:
   RMBS                             275         20           --          432          --         --       727          10
   CMBS                              48         (1)          --            9           4         --        60          (1)
   CDO/ABS                        1,231        (24)          --         (161)         --         --     1,046         (55)
                                -------      -----        -----        -----      ------    -------   -------        ----
Total other bond securities       1,554         (5)          --          280           4         --     1,833         (46)
                                -------      -----        -----        -----      ------    -------   -------        ----
Equity securities available
  for sale:
   Common stock                       1         --           --           (1)         --         --        --          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Total equity securities
  available for sale                  1         --           --           (1)         --         --        --          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Other invested assets             1,802         94         (271)        (263)         17       (154)    1,225          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Total                           $17,376      $ 693        $(775)       $ 507      $  763    $(1,202)  $17,362        $(46)
                                =======      =====        =====        =====      ======    =======   =======        ====
Liabilities:
Policyholder contract deposits  $(1,226)     $(336)       $  --        $(433)     $   --    $    --   $(1,995)       $ --
Notes payable - to
  affiliates, net                  (514)        18           --           22          --         --      (474)         --
Derivative assets, net:
   Equity contracts                  51         (5)          --            7          --         --        53           6
   Other contracts                    6         68           --          (69)         --         --         5          11
                                -------      -----        -----        -----      ------    -------   -------        ----
Total derivative assets, net*        57         63           --          (62)         --         --        58          17
                                -------      -----        -----        -----      ------    -------   -------        ----
Total                           $(1,683)     $(255)       $  --        $(473)     $   --    $    --   $(2,411)       $ 17
                                =======      =====        =====        =====      ======    =======   =======        ====
December 31, 2014 (Revised)
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and
     political subdivisions     $   754      $  (1)       $ 171        $ 183      $   --    $  (156)  $   951        $ --
   Corporate debt                   724          3           35         (236)        720       (287)      959          --
   RMBS                           6,587        422           78          197          11        (55)    7,240          --
   CMBS                           2,448         94           63          (69)         31     (1,273)    1,294          --
   CDO/ABS                        3,405         79           (2)         602         998     (1,507)    3,575          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Total bonds available for sale   13,918        597          345          677       1,760     (3,278)   14,019          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Other bond securities:
   RMBS                             213         15           --           47          --         --       275          11
   CMBS                             126         (2)          --           (1)         --        (75)       48           1
   CDO/ABS                        1,031         56           --          144          --         --     1,231          29
                                -------      -----        -----        -----      ------    -------   -------        ----
Total other bond securities       1,370         69           --          190          --        (75)    1,554          41
                                -------      -----        -----        -----      ------    -------   -------        ----
   Common stock                      --         --           --           --           1         --         1          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Total equity securities
  available for sale                 --         --           --           --           1         --         1          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Other invested assets             2,310         20          (36)        (132)         49       (409)    1,802          --
                                -------      -----        -----        -----      ------    -------   -------        ----
Total                           $17,598      $ 686        $ 309        $ 735      $1,810    $(3,762)  $17,376        $ 41
                                =======      =====        =====        =====      ======    =======   =======        ====
Liabilities:
Policyholder contract deposits  $  (231)     $(944)       $  --        $ (51)     $   --    $    --   $(1,226)       $ --
Notes payable - to
  affiliates, net                  (211)       (13)          --         (290)         --         --      (514)         --
Derivative assets, net:
   Interest rate contracts            6          1           --           (7)         --         --        --          --
   Equity contracts                  47         14           --          (10)         --         --        51           9
   Other contracts                   10         58           --          (62)         --         --         6          56
                                -------      -----        -----        -----      ------    -------   -------        ----
Total derivative assets, net*        63         73           --          (79)         --         --        57          65
                                -------      -----        -----        -----      ------    -------   -------        ----
Total                           $  (379)     $(884)       $  --        $(420)     $   --    $    --   $(1,683)       $ 65
                                =======      =====        =====        =====      ======    =======   =======        ====

* Total Level 3 derivative exposures have been netted in these tables for presentation purposes only.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses included in income related to Level 3 assets and liabilities shown above were reported in the Consolidated Statements of Income as follows:

                                                            Net
                                                          Realized
                                                  Net     Capital
                                        Policy Investment  Gains   Other
(in millions)                            Fees    Income   (Losses) Income Total
-------------                           ------ ---------- -------- ------ -----
December 31, 2015
   Bonds available for sale              $--      $620     $ (16)   $ --  $ 604
   Other bond securities                  --        (3)       (2)     --     (5)
   Other invested assets                  --        36        58      --     94
   Policyholder contract deposits         --        --      (336)     --   (336)
   Notes payable - to affiliates, net     --        --        18      --     18
   Derivative assets, net                 68        --        (5)     --     63
                                         ---      ----     -----    ----  -----
December 31, 2014 (Revised)
   Bonds available for sale              $--      $610     $ (13)   $ --  $ 597
   Other bond securities                  --        69        --      --     69
   Other invested assets                  --        32       (12)     --     20
   Policyholder contract deposits         --        --      (944)     --   (944)
   Notes payable - to affiliates, net     --        --        --     (13)   (13)
   Derivative assets, net                 62        --        11      --     73

The following table presents the gross components of purchases, sales, issues and settlements, net, shown above:

                                                                                                              Purchases,
                                                                                                                Sales,
                                                                                                              Issuances
                                                                                                                 and
                                                                                                             Settlements,
(in millions)                                                         Purchases Sales  Issuances Settlements     Net
-------------                                                         --------- -----  --------- ----------- ------------
December 31, 2015
Assets:
Bonds available for sale:
   Obligations of states, municipalities and political subdivisions    $  191   $  --     $--      $    --      $ 191
   Corporate debt                                                          90      (3)     --         (181)       (94)
   RMBS                                                                 1,104    (128)     --       (1,220)      (244)
   CMBS                                                                    93     (22)     --          (26)        45
   CDO/ABS                                                              1,422     (50)     --         (779)       593
                                                                       ------   -----     ---      -------      -----
Total bonds available for sale                                          2,900    (203)     --       (2,206)       491
                                                                       ------   -----     ---      -------      -----
Other bond securities:
   RMBS                                                                   498      --      --          (66)       432
   CMBS                                                                    23      --      --          (14)         9
   CDO/ABS                                                                 --     (65)     --          (96)      (161)
                                                                       ------   -----     ---      -------      -----
Total other bond securities                                               521     (65)     --         (176)       280
                                                                       ------   -----     ---      -------      -----
Equity securities available for sale:
   Common stock                                                            --      --      --           (1)        (1)
                                                                       ------   -----     ---      -------      -----
Total equity securities available for sale                                 --      --      --           (1)        (1)
                                                                       ------   -----     ---      -------      -----
Other invested assets                                                     266    (316)     --         (213)      (263)
                                                                       ------   -----     ---      -------      -----
Total assets                                                           $3,687   $(584)    $--      $(2,596)     $ 507
                                                                       ======   =====     ===      =======      =====
Liabilities:
Policyholder contract deposits                                         $   --   $(439)    $--      $     6      $(433)
Notes payable - to affiliates, net                                         --      --      --           22         22
Derivative assets, net:
   Equity contracts                                                        19      --      --          (12)         7
   Other contracts                                                         --      --      --          (69)       (69)
                                                                       ------   -----     ---      -------      -----
Total derivative assets, net                                               19      --      --          (81)       (62)
                                                                       ------   -----     ---      -------      -----
Total liabilities                                                      $   19   $(439)    $--      $   (53)     $(473)
                                                                       ======   =====     ===      =======      =====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                              Purchases,
                                                                                                                Sales,
                                                                                                             Issuances and
                                                                                                             Settlements,
(in millions)                                                         Purchases Sales  Issuances Settlements      Net
-------------                                                         --------- -----  --------- ----------- -------------
December 31, 2014 (Revised)
Assets:
Bonds available for sale:
   Obligations of states, municipalities and political subdivisions    $  189   $  (4)   $  --     $    (2)      $ 183
   Corporate debt                                                          53      (3)      --        (286)       (236)
   RMBS                                                                 1,350    (105)      --      (1,048)        197
   CMBS                                                                   146    (100)      --        (115)        (69)
   CDO/ABS                                                              1,709     (38)      --      (1,069)        602
                                                                       ------   -----    -----     -------       -----
Total bonds available for sale                                          3,447    (250)      --      (2,520)        677
                                                                       ------   -----    -----     -------       -----
Other bond securities:
   RMBS                                                                    66      --       --         (19)         47
   CMBS                                                                    --      (5)      --           4          (1)
   CDO/ABS                                                                 --      --       --         144         144
                                                                       ------   -----    -----     -------       -----
Total other bond securities                                                66      (5)      --         129         190
                                                                       ------   -----    -----     -------       -----
Other invested assets                                                     242      --       --        (374)       (132)
                                                                       ------   -----    -----     -------       -----
Total assets                                                           $3,755   $(255)   $  --     $(2,765)      $ 735
                                                                       ======   =====    =====     =======       =====
Liabilities:
Policyholder contract deposits                                         $   --   $(173)   $  --     $   122       $ (51)
Notes payable - to affiliates, net                                         --      --     (290)         --        (290)
Derivative assets, net:
   Interest rate contracts                                                 --      --       --          (7)         (7)
   Equity contracts                                                        --      --       --         (10)        (10)
   Other contracts                                                         --      --       --         (62)        (62)
                                                                       ------   -----    -----     -------       -----
Total derivative assets, net                                               --      --       --         (79)        (79)
                                                                       ------   -----    -----     -------       -----
Total liabilities                                                      $   --   $(173)   $(290)    $    43       $(420)
                                                                       ======   =====    =====     =======       =====

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2015 and 2014 may include changes in fair value that were attributable to both observable inputs (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

We record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excludes $5 million of net losses related to assets transferred into Level 3 in 2015 and includes $14 million of net losses related to assets transferred out of Level 3 in 2015. The net realized and unrealized gains (losses) included and excluded in income (loss) or other comprehensive income
(loss) related to 2014 Level 3 transfers were not significant.

Transfers of Level 3 Assets

During 2015 and 2014, transfers into Level 3 assets primarily included certain investments in private placement corporate debt, RMBS, CMBS, CDO/ABS, and investments in hedge funds and private equity funds. Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required us to determine fair value for these securities based on inputs that are adjusted to better reflect our own assumptions regarding the characteristics of a specific security or associated market liquidity. The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types. Certain investments in hedge funds were transferred into Level 3 due to these investments now being carried at fair value and no longer being accounted for using the equity method of accounting due to a change in percentage ownership, or as a result of limited market activity due to fund-imposed redemption restrictions.

During 2015 and 2014, transfers out of Level 3 assets primarily included CMBS, CDO/ABS, RMBS, certain investments in municipal securities, private placement and other corporate debt, and investments in hedge funds. Transfers of certain investments in municipal securities, corporate debt, RMBS, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of certain investments in private placement corporate debt and certain ABS out of

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on our own assumptions regarding the characteristics of a specific security or the current liquidity in the market. The transfers of certain hedge fund investments out of Level 3 assets were primarily the result of easing of certain fund-imposed redemption restrictions.

Transfers of Level 3 Liabilities

There were no significant transfers of derivative or other liabilities into or out of Level 3 during 2015 or 2014.

Quantitative Information about Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                               Fair Value at
                               December 31,
(in millions)                      2015      Valuation Technique   Unobservable Input/(b)/   Range (Weighted Average)
-------------                  ------------- -------------------- -------------------------- ------------------------
Assets:
Obligations of states,
  municipalities and
  political subdivisions          $  966     Discounted cash flow                     Yield     4.31% - 5.11%(4.71%)
Corporate debt                       335     Discounted cash flow                     Yield     4.23% -11.00%(7.61%)
RMBS/(a)/                          7,664     Discounted cash flow  Constant prepayment rate     1.01% - 9.08%(5.04%)
                                                                              Loss severity  49.30% - 79.54%(64.42%)
                                                                      Constant default rate     3.86% - 9.35%(6.60%)
                                                                                      Yield     3.44% - 6.06%(4.75%)
CMBS                               1,136     Discounted cash flow                     Yield    0.78% - 10.56%(5.67%)
CDO/ABS/(a)/                       1,279     Discounted cash flow                     Yield     3.38% - 4.94%(4.16%)
---------------------------------------------------------------------------------------------------------------------
Liabilities:
Embedded derivatives within
  Policyholder contract
  deposits:
   GMWB and GMAB                  $1,031     Discounted cash flow         Equity volatility          15.00% - 50.00%
                                                                            Base lapse rate           1.00% - 17.00%
                                                                         Dynamic lapse rate           0.20% - 25.50%
                                                                  Mortality multiplier/(c)/         82.52% - 104.27%
                                                                           Utilization rate           0.00% - 45.00%
                                                                     Equity / interest-rate
                                                                           correlation/(d)/          20.00% - 40.00%
   Index annuities                   624     Discounted cash flow                Lapse rate           0.75% - 66.00%
                                                                  Mortality multiplier/(c)/          50.00% - 75.00%
   Indexed life                      325     Discounted cash flow         Equity volatility          13.25% - 22.00%
                                                                            Base lapse rate           2.00% - 19.00%
                                                                             Mortality rate           0.00% - 40.00%
---------------------------------------------------------------------------------------------------------------------

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                       Fair Value at
                                       December 31,
(in millions)                              2014      Valuation Technique   Unobservable Input/(b)/   Range (Weighted Average)
-------------                          ------------- -------------------- -------------------------- ------------------------
Assets:
Obligations of states, municipalities
  and political subdivisions              $  923     Discounted cash flow                     Yield     3.96% - 4.61%(4.28%)
Corporate debt                               934     Discounted cash flow                     Yield        0% - 5.53%(2.80%)
RMBS/(a)/                                  7,295     Discounted cash flow  Constant prepayment rate     0.64% - 9.69%(5.16%)
                                                                                      Loss severity  47.82% - 79.71%(63.77%)
                                                                              Constant default rate     4.06% - 9.86%(6.96%)
                                                                                              Yield     3.22% - 6.46%(4.84%)
CMBS                                       1,280     Discounted cash flow                     Yield     0.13% - 9.61%(4.87%)
CDO/ABS/(a)/                               1,151     Discounted cash flow                     Yield     2.61% - 4.09%(3.35%)
-----------------------------------------------------------------------------------------------------------------------------
Liabilities (Revised):
Embedded derivatives within
  Policyholder contract deposits:
   GMWB and GMAB                          $  706     Discounted cash flow         Equity volatility           6.00% - 39.00%
                                                                                    Base lapse rate           1.00% - 40.00%
                                                                                 Dynamic lapse rate           0.20% - 60.00%
                                                                                     Mortality rate           0.10% - 35.00%
                                                                                   Utilization rate           0.50% - 30.00%
   Index annuities                           250     Discounted cash flow            Mortality rate           0.10% - 35.00%
                                                                                         Lapse rate           1.00% - 40.00%
   Indexed life                              255     Discounted cash flow Equity implied volatility          10.00% - 25.00%
                                                                                    Base lapse rate           2.00% - 19.00%
                                                                                     Mortality rate           0.00% - 20.00%
-----------------------------------------------------------------------------------------------------------------------------

(a)Information received from third-party valuation service providers. The ranges of the unobservable inputs for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by us. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by us because there are other factors relevant to the fair values of specific tranches owned by us including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Represents discount rates, estimates and assumptions that we believe would be used by market participants when valuing these assets and liabilities.
(c)Mortality inputs are shown as multipliers of the 2012 Individual Annuity Mortality Basic table for GMWB and GMAB, and the 1975-1980 Modified Basic table for index annuities.
(d)An equity / interest rate correlation factor was added to the valuation model in 2015.

The ranges of reported inputs for Corporate debt, RMBS, CMBS and CDO/ABS valued using a discounted cash flow technique consist of plus/minus one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to our risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

We consider unobservable inputs to be those for which market data is not available and that are developed using the best information available to us about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following paragraphs provide a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Obligations of States, Municipalities and Political Subdivisions

The significant unobservable input used in the fair value measurement of certain investments in obligations of states, municipalities and political subdivisions is yield. In general, increases in the yield would decrease the fair value of investments in obligations of states, municipalities and political subdivisions.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the security. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by independent third-party valuation service providers are constant prepayment rates (CPR), loss severity, constant default rates
(CDR), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity, CDR and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Embedded derivatives within Policyholder contract deposits

Embedded derivatives reported within policyholder contract deposits include guaranteed minimum withdrawal benefits (GMWB) and guaranteed minimum accumulation benefits (GMAB) within variable annuity products, and certain enhancements to interest crediting rates based on market indices within index annuities, indexed life and guaranteed investment contracts (GICs). For any given contract, assumptions for unobservable inputs vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. The following unobservable inputs are used for valuing embedded derivatives measured at fair value:

    . Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. Increases in assumed volatility will generally increase the fair value of both the projected cash flows from rider fees as well as the projected cash flows related to benefit payments. Therefore, the net change in the fair value of the liability may either decrease or increase, depending on the relative changes in projected rider fees and projected benefit payments. In 2015, the calculations used to measure equity volatilities for the GMWB and GMAB were updated to provide greater emphasis on current expected market-based volatilities versus historical market volatilities. The implementation of this change reduced the fair value of the GMWB and GMAB liabilities, net of related adjustments to DAC, by approximately $125 million at December 31, 2015, which was offset by the addition of an equity / interest rate correlation factor to the valuation model in 2015, as described below. Long-term equity volatility and equity / interest rate correlation are both key inputs in our economic scenario modeling used to value the embedded derivatives.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


    . Equity / interest rate correlation estimates the relationship between changes in equity returns and interest rates in the economic scenario generator used to value our GMWB and GMAB embedded derivatives. In general, a higher positive correlation assumes that equity markets and interest rates move in a more correlated fashion, which generally increases the fair value of the liability. Prior to 2015, an assumption of zero correlation was used based on historical data that was mixed as to the direction of this correlation over a long period of time. In 2015, we added a positive correlation factor based on current market conditions and expected views of market participants. This change increased the GMWB and GMAB fair value liabilities, net of related adjustments to DAC, by approximately $127 million at December 31, 2015, which was largely offset by an update to equity volatility assumptions, as described above.

    . Base lapse rate assumptions are determined by company experience and are adjusted at the contract level using a dynamic lapse function, which reduces the base lapse rate when the contract is in-the-money (when the contract holder's guaranteed value is worth more than their underlying account value). Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. Increases in assumed lapse rates will generally decrease the fair value of the liability, as fewer policyholders would persist to collect guaranteed withdrawal amounts, but in certain scenarios, increases in assumed lapse rates may increase the fair value of the liability.

    . Mortality rate assumptions, which vary by age and gender, are based on company experience and include a mortality improvement assumption. Increases in assumed mortality rates will decrease the fair value of the liability, while lower mortality rate assumptions will generally increase the fair value of the liability, because guaranteed payments will be made for a longer period of time.

    . Utilization rate assumptions estimate the timing when policyholders with a GMWB will elect to utilize their benefit and begin taking withdrawals. The assumptions may vary by the type of guarantee, tax-qualified status, the contract's withdrawal history and the age of the policyholder. Utilization rate assumptions are based on company experience, which includes partial withdrawal behavior. Increases in assumed utilization rates will generally increase the fair value of the liability.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investments in Certain Entities Carried at Fair Value Using Net Asset Value per Share

The following table includes information related to our investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring basis, we use the net asset value per share as a practical expedient to measure fair value.

                                                                        December 31, 2015           December 31, 2014
                                                                   --------------------------- ---------------------------
                                                                     Fair Value                  Fair Value
                                                                      Using Net                   Using Net
                                                                     Asset Value                 Asset Value
                                                                    Per Share (or   Unfunded    Per Share (or   Unfunded
(in millions)                   Investment Category Includes       its equivalent) Commitments its equivalent) Commitments
-------------               -------------------------------------- --------------- ----------- --------------- -----------
Investment Category
Private equity funds:
   Leveraged buyout         Debt and/or equity investments
                            made as part of a transaction in
                            which assets of mature companies
                            are acquired from the current
                            shareholders, typically with the use
                            of financial leverage                      $  480         $117         $  983         $155
   Real Estate /            Investments in real estate properties
   Infrastructure           and infrastructure positions,
                            including power plants and other
                            energy generating facilities                   56           27            100            5
   Venture capital          Early-stage, high-potential, growth
                            companies expected to generate a
                            return through an eventual
                            realization event, such as an initial
                            public offering or sale of the
                            company                                        33            8             35            3
   Distressed               Securities of companies that are in
                            default, under bankruptcy protection,
                            or troubled                                    44           20             78           28
   Other                    Includes multi-strategy, mezzanine,
                            and other strategies                           23           11             11           35
                                                                       ------         ----         ------         ----
Total private equity funds                                                636          183          1,207          226
                                                                       ------         ----         ------         ----
Hedge funds:
   Event-driven             Securities of companies undergoing
                            material structural changes,
                            including mergers, acquisitions and
                            other reorganizations                         367           --            416           --
   Long-short               Securities that the manager believes
                            are undervalued, with corresponding
                            short positions to hedge market risk        1,130           25            951            1
   Distressed               Securities of companies that are in
                            default, under bankruptcy protection
                            or troubled                                   392            8            413            3
   Emerging markets         Investments in the financial markets
                            of developing countries                        30           --             56           --
   Other                    Includes multi-strategy and other
                            strategies                                     97           --            119           --
                                                                       ------         ----         ------         ----
Total hedge funds                                                       2,016           33          1,955            4
                                                                       ------         ----         ------         ----
Total                                                                  $2,652         $216         $3,162         $230
                                                                       ======         ====         ======         ====

Private equity fund investments included above are not redeemable, because distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments.

The hedge fund investments included above may be redeemable monthly, quarterly, semi-annually and annually, as shown below, with redemption notices ranging from one day to 180 days. Certain hedge fund investments are currently not redeemable, either in whole or in part, because such investments include various contractual restrictions. The majority of these contractual restrictions, which may have been put in place at a fund's inception or thereafter, have pre-defined end dates and are generally expected to be lifted by the end of 2016. The fund investments for which redemption is restricted only in part generally relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents information regarding the expected remaining lives of our investments in private equity funds, assuming average original expected lives of 10 years for the funds, and information regarding redemptions and contractual restrictions related to our hedge fund investments:

December 31,                                                                          2015
------------                                                                          ----
Percentage of private equity fund investments with remaining lives of:
   Three years or less                                                                 87%
   Between four and six years                                                           2
   Between seven and 10 years                                                          11
                                                                                      ---
       Total                                                                          100%
                                                                                      ---
Percentage of hedge fund investments redeemable:
   Monthly                                                                              8%
   Quarterly                                                                           38
   Semi-annually                                                                        9
   Annually                                                                            45
                                                                                      ---
       Total                                                                          100%
                                                                                      ---
Percentage of hedge fund investments' fair value subject to contractual restrictions   40%
                                                                                      ===

Fair Value Option

Under the fair value option, we may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings. We elect the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Refer to Note 7 for information related to embedded derivatives.

Additionally, we elect the fair value option for certain alternative investments when such investments are eligible for this election. We believe this measurement basis is consistent with the applicable accounting guidance used by the respective investment company funds themselves. Refer to Note 4 for additional information.

Certain VIEs, which are securitization vehicles that we consolidate, have elected the fair value option for a tranche of their structured securities, which are included in notes payable - to affiliates, net. Refer to Notes 9 and 18 for additional information on these VIEs.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                                December 31, 2015            December 31, 2014 (Revised)
                                        --------------------------------  --------------------------------
                                                   Outstanding                       Outstanding
                                                    Principal                         Principal
(in millions)                           Fair Value   Amount    Difference Fair Value   Amount    Difference
-------------                           ---------- ----------- ---------- ---------- ----------- ----------
Liabilities:
   Notes payable - to affiliates, net      $474       $939       $(465)      $514       $957       $(443)

We assumed GIC liabilities, which are reported in policyholder contract deposits on the Consolidated Balance Sheets, from an affiliate, AIG Matched Funding Corp. (AIGMFC). AIGMFC had elected the fair value option for these GIC liabilities and we have maintained this election. The change in the value of each of the GIC liabilities is partially offset by a swap used to economically hedge the changes in the fair value of the GICs. See Note 18 for additional information on the GIC assumption and the related swaps.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gains or losses recorded related to the eligible instruments for which we elected the fair value option:

Years Ended December 31,                                      Gain (Loss)
------------------------                               ------------------------
(in millions)                                          2015    2014      2013
-------------                                          ----  --------- ---------
                                                             (Revised) (Revised)
Assets:
   Other bond securities - certain hybrid securities   $(19)   $368      $(58)
   Other invested assets                                 29     100       194
                                                       ----    ----      ----
Liabilities:
   Policyholder contract deposits                        (1)     15       (17)
   Notes payable - to affiliates, net                     5     (17)      (12)
                                                       ----    ----      ----
Total gain                                             $ 14    $466      $107
                                                       ====    ====      ====

Interest income, dividend income and net unrealized gains (losses) on assets measured under the fair value option are recognized and included in net investment income in the Consolidated Statements of Income. Interest on liabilities measured under the fair value option is recognized in other income in the Consolidated Statements of Income. See Note 4 herein for additional information about our policies for recognition, measurement, and disclosure of interest, dividend and other income.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

We measure the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Notes 4 and 5 herein for additional information about how we test various asset classes for impairment.

Impairments for other invested assets primarily relate to certain investments in affordable housing partnerships, the fair values of which are determined based on remaining tax credits and other residual benefits due from the respective partnerships. Residual benefits include consideration of the fair value of underlying real estate properties, which is determined based on market-appropriate capitalization rates applied to net operating income of the properties.

The following table presents assets measured at fair value on a non-recurring basis at the time of impairment and the related impairment charges recorded during the periods presented:

                                   Assets at Fair Value      Impairment Charges
                               ----------------------------- ------------------
                                    Non-Recurring Basis          December 31,
                               ----------------------------- ------------------
    (in millions)              Level 1 Level 2 Level 3 Total 2015   2014  2013
    -------------              ------- ------- ------- ----- ----   ----  ----
    December 31, 2015
       Other invested assets     $--     $--    $308   $308  $10     $2   $19

    December 31, 2014
       Other invested assets     $--     $--    $  2   $  2

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

.. Mortgage and other loans receivable: Fair values of loans on real estate and other loans receivable were estimated for disclosure purposes using discounted cash flow calculations based on discount rates that we believe market participants would use in determining the price that they would pay for such assets. For certain loans, our current incremental lending rates for similar types of loans are used as the discount rates, because we believe this rate approximates the rates market participants would use. The carrying amount of policy loans, which approximates fair value, is generally estimated based on unpaid principal amount as of each reporting date. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


.. Other invested assets that are not measured at fair value represent our investments in FHLB stock. These investments are carried at amortized cost, which approximates fair value.

.. Cash and short-term investments: The carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

..  Policyholder contract deposits associated with investment-type contracts:
   Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated. To determine fair value, other factors include current policyholder account values and related surrender charges and other assumptions include expectations about policyholder behavior and an appropriate risk margin.

.. Notes Payable: Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the carrying values and estimated fair values of our financial instruments not measured at fair value, and indicates the level in the fair value hierarchy of the estimated fair value measurement based on the observability of the inputs used:

                                                  Estimated Fair Value
                                            -------------------------------- Carrying
(in millions)                               Level 1 Level 2 Level 3   Total   Value
-------------                               ------- ------- -------  ------- --------
December 31, 2015
Assets:
   Mortgage and other loans receivable       $ --    $ 79   $14,867  $14,946 $14,598
   Other invested assets                       --       8        --        8       8
   Short-term investments                      --     225        --      225     225
   Cash                                       317      --        --      317     317
Liabilities:
   Policyholder contract deposits/(a)/         --     290    61,644   61,934  59,122
   Note payable - to affiliates, net/(b)/      --      --       243      243     243
   Note payable - to third parties, net        --      --       405      405     406
                                             ----    ----   -------  ------- -------
December 31, 2014 (Revised)
Assets:
   Mortgage and other loans receivable       $ --    $ --   $12,718  $12,718 $11,911
   Other invested assets                       --      14        --       14      14
   Short-term investments                      --     823        --      823     823
   Cash                                       277      --       (14)     263     263
Liabilities:
   Policyholder contract deposits/(a)/         --     224    61,771   61,995  56,951
   Note payable - to affiliates, net/(b)/      --      --       140      140     144
   Note payable - to third parties, net        --      --       616      616     617
                                             ----    ----   -------  ------- -------

(a)Excludes embedded policy derivatives which are carried at fair value on a recurring basis.
(b)Excludes notes for which the fair value option has been elected.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when we have the ability and positive intent to hold these securities until maturity. When we do not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or are measured at fair value at our election. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2015 or 2014.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income (AOCI), net of DAC, deferred sales inducements and deferred income taxes, in shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at our election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain RMBS, CMBS, CDO/ABS, (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on a level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

Other Bond Securities and Other Common and Preferred Stock

Securities for which we have elected the fair value option are carried at fair value and reported in other bond securities or other common and preferred stocks in the Consolidated Balance Sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on financial assets designated under the fair value option.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Securities Available for Sale

The following table presents the amortized cost or cost and fair value of our available for sale securities:

                                                                                                                 Other-Than-
                                                                      Amortized   Gross      Gross                Temporary
                                                                       Cost or  Unrealized Unrealized            Impairments
(in millions)                                                           Cost      Gains      Losses   Fair Value in AOCI/(a)/
-------------                                                         --------- ---------- ---------- ---------- -----------
December 31, 2015
Bonds available for sale:
   U.S. government and government sponsored entities                   $   331    $   50    $    (5)   $    376    $   --
   Obligations of states, municipalities and political subdivisions      3,147       215        (49)      3,313         2
   Non-U.S. governments                                                  2,717       104       (184)      2,637        --
   Corporate debt                                                       65,479     3,868     (2,378)     66,969       (20)
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                             13,714     1,151       (193)     14,672       515
       CMBS                                                              4,581       350        (33)      4,898       185
       CDO/ABS                                                           6,150       145        (74)      6,221         8
                                                                       -------    ------    -------    --------    ------
   Total mortgage-backed, asset-backed and collateralized               24,445     1,646       (300)     25,791       708
                                                                       -------    ------    -------    --------    ------
Total bonds available for sale/(b)/                                     96,119     5,883     (2,916)     99,086       690
                                                                       -------    ------    -------    --------    ------
Equity securities available for sale:
   Common stock                                                              2         1         --           3        --
   Preferred stock                                                          13         2         --          15        --
                                                                       -------    ------    -------    --------    ------
Total equity securities available for sale                                  15         3         --          18        --
                                                                       -------    ------    -------    --------    ------
Other assets - Investment in AIG                                             9         3         (5)          7        --
                                                                       -------    ------    -------    --------    ------
Total                                                                  $96,143    $5,889    $(2,921)   $ 99,111    $  690
                                                                       =======    ======    =======    ========    ======
December 31, 2014
Bonds available for sale:
   U.S. government and government sponsored entities                   $   333    $   63    $    (1)   $    395    $   --
   Obligations of states, municipalities and political subdivisions      2,699       325         (5)      3,019         2
   Non-U.S. governments                                                  2,782       167        (62)      2,887        --
   Corporate debt                                                       64,605     6,412       (642)     70,375        37
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                             14,169     1,433       (144)     15,458       739
       CMBS                                                              4,226       488         (9)      4,705       232
       CDO/ABS                                                           5,745       197        (38)      5,904         6
                                                                       -------    ------    -------    --------    ------
   Total mortgage-backed, asset-backed and collateralized               24,140     2,118       (191)     26,067       977
                                                                       -------    ------    -------    --------    ------
Total bonds available for sale/(b)/                                     94,559     9,085       (901)    102,743     1,016
                                                                       -------    ------    -------    --------    ------
Equity securities available for sale:
   Common stock                                                              3         4         --           7        --
   Preferred stock                                                          16         3         --          19        --
                                                                       -------    ------    -------    --------    ------
Total equity securities available for sale                                  19         7         --          26        --
                                                                       -------    ------    -------    --------    ------
Other assets - Investment in AIG                                             9         3         (6)          6        --
                                                                       -------    ------    -------    --------    ------
Total                                                                  $94,587    $9,095    $  (907)   $102,775    $1,016
                                                                       =======    ======    =======    ========    ======

(a)Represents the amount of other-than-temporary impairments recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(b)At December 31, 2015 and 2014, bonds available for sale held by us that were below investment grade or not rated totaled $14.8 billion and $15.3 billion, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Securities Available for Sale in a Loss Position

The following table summarizes the fair value and gross unrealized losses on our available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                                        Less than 12 Months    12 Months or More           Total
                                                       --------------------- --------------------- ---------------------
                                                                    Gross                 Gross                 Gross
                                                                  Unrealized            Unrealized            Unrealized
(in millions)                                          Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------                                          ---------- ---------- ---------- ---------- ---------- ----------
December 31, 2015
Bonds available for sale:
   U.S. government and government sponsored entities    $    76     $    5     $   --     $   --    $    76     $    5
   Obligations of states, municipalities and
     political subdivisions                                 934         46         27          3        961         49
   Non-U.S. governments                                   1,241         87        325         97      1,566        184
   Corporate debt                                        20,782      1,493      3,027        885     23,809      2,378
   RMBS                                                   2,410         52      2,131        141      4,541        193
   CMBS                                                   1,126         31         28          2      1,154         33
   CDO/ABS                                                2,282         30        692         44      2,974         74
                                                        -------     ------     ------     ------    -------     ------
Total bonds available for sale                           28,851      1,744      6,230      1,172     35,081      2,916
                                                        -------     ------     ------     ------    -------     ------
Other assets - Investment in AIG                             --         --          3          5          3          5
                                                        -------     ------     ------     ------    -------     ------
Total                                                   $28,851     $1,744     $6,233     $1,177    $35,084     $2,921
                                                        =======     ======     ======     ======    =======     ======
December 31, 2014
Bonds available for sale:
   U.S. government and government sponsored entities    $    --     $   --     $   24     $    1    $    24     $    1
   Obligations of states, municipalities and
     political subdivisions                                  47          1        171          4        218          5
   Non-U.S. governments                                     357         14        607         48        964         62
   Corporate debt                                         5,476        247      6,447        395     11,923        642
   RMBS                                                   1,664         42      1,879        102      3,543        144
   CMBS                                                      53         --        331          9        384          9
   CDO/ABS                                                1,742         16        399         22      2,141         38
                                                        -------     ------     ------     ------    -------     ------
Total bonds available for sale                            9,339        320      9,858        581     19,197        901
                                                        -------     ------     ------     ------    -------     ------
Other assets - Investment in AIG                             --         --          6          6          6          6
                                                        -------     ------     ------     ------    -------     ------
Total                                                   $ 9,339     $  320     $9,864     $  587    $19,203     $  907
                                                        =======     ======     ======     ======    =======     ======

At December 31, 2015, we held 5,086 and 7 individual fixed maturity and equity securities, respectively, that were in an unrealized loss position, of which 885 individual fixed maturity securities were in a continuous unrealized loss position for 12 months or more. We did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2015 because we neither intend to sell the securities nor do we believe that it is more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, we performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Fixed Maturity Securities Available for Sale

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

                                                  Total Fixed Maturity Securities Fixed Maturity Securities in a Loss
                                                       Available for Sale             Position Available for Sale
                                                  ------------------------------- -----------------------------------
(in millions)                                     Amortized Cost    Fair Value    Amortized Cost      Fair Value
-------------                                     --------------    ----------    --------------      ----------
December 31, 2015
Due in one year or less                              $ 1,494         $ 1,518         $   117           $   114
Due after one year through five years                 14,751          15,573           2,280             2,146
Due after five years through ten years                20,359          20,418           9,066             8,397
Due after ten years                                   35,070          35,786          17,566            15,755
Mortgage-backed, asset-backed and collateralized      24,445          25,791           8,968             8,669
                                                     -------         -------         -------           -------
Total                                                $96,119         $99,086         $37,997           $35,081
                                                     =======         =======         =======           =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross realized gains and gross realized losses from sales or maturities of our available for sale securities:

                                         Years Ended December 31,
                           -----------------------------------------------------
                                 2015              2014              2013
                           ----------------- ----------------- -----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
(in millions)               Gains    Losses   Gains    Losses   Gains    Losses
-------------              -------- -------- -------- -------- -------- --------
Fixed maturity securities    $205     $206     $259     $49     $1,863    $76
Equity securities               2        1        5      --         28     --
                             ----     ----     ----     ---     ------    ---
Total                        $207     $207     $264     $49     $1,891    $76
                             ====     ====     ====     ===     ======    ===

In 2015, 2014, and 2013, the aggregate fair value of available for sale securities sold was $16.7 billion, $6.1 billion and $22.5 billion, respectively.

Other Securities Measured at Fair Value

The following table presents the fair value of other securities measured at fair value at our election of the fair value option:

                                                        December 31, 2015           December 31, 2014
                                                   --------------------------  --------------------------
(in millions)                                      Fair Value Percent of Total Fair Value Percent of Total
-------------                                      ---------- ---------------- ---------- ----------------
U.S. government and government sponsored entities    $   --         -- %         $1,135          39%
Non-U.S. governments                                     39           1              --          --
Corporate debt                                        1,375          39              --          --
Mortgage-backed, asset-backed and collateralized:
   RMBS                                                 861          24             384          13
   CMBS                                                 193           6             153           5
   CDO/ABS                                            1,077          30           1,262          43
                                                     ------         ---          ------         ---
Total other bond securities                          $3,545         100%         $2,934         100%
                                                     ======         ===          ======         ===

Other Invested Assets

The following table summarizes the carrying values of other invested assets:

                                                        December 31,
                                                      ----------------
          (in millions)                                2015    2014
          -------------                               ------ ---------
                                                             (Revised)
          Alternative investments/(a)/                $5,433  $6,678
          Investment real estate/(b)/                    246     202
          Federal Home Loan Bank (FHLB) common stock       8      14
                                                      ------  ------
          Total                                       $5,687  $6,894
                                                      ======  ======

(a)Includes primarily hedge funds, private equity funds, affordable housing partnerships and other investment partnerships.
(b)Net of accumulated depreciation of $158 million and $148 million at December 31, 2015 and 2014, respectively.

Other Invested Assets Carried at Fair Value

Certain hedge funds, private equity funds and other investment partnerships for which we have elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income. These investments are subject to other-than-temporary impairment evaluations (see discussion below on evaluating equity investments for other-than-temporary impairment).

The gross unrealized loss recorded in accumulated other comprehensive income on such investments was $15 million and $26 million at December 31, 2015 and 2014, respectively, the majority of which pertains to investments in private equity funds and hedge funds that have been in continuous unrealized loss positions for less than 12 months.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Other Invested Assets - Equity Method Investments

We account for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless our interest is so minor that we may have virtually no influence over partnership operating and financial policies, or we have elected the fair value option. Under the equity method of accounting, our carrying amount generally is our share of the net asset value of the funds or the partnerships, and changes in our share of the net asset values are recorded in net investment income. In applying the equity method of accounting, we consistently use the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of our reporting period. The financial statements of these investees are generally audited annually.

Summarized Financial Information of Equity Method Investees

The following is the aggregated summarized financial information of our equity method investees, including those for which the fair value option has been elected:

                                       Years ended December 31,
                                     ---------------------------
              (in millions)            2015     2014      2013
              -------------          -------  --------  --------
              Operating results:
                 Total revenues      $ 7,323  $ 11,281  $  8,668
                 Total expenses       (1,427)   (1,831)   (1,428)
                                     -------  --------  --------
              Net income             $ 5,896  $  9,450  $  7,240
                                     =======  ========  ========

                                                 December 31,
                                              ------------------
              (in millions)                     2015      2014
              -------------                   --------  --------
              Balance sheet:
                 Total assets                 $ 76,483  $ 77,328
                 Total liabilities             (15,685)  (13,428)

The following table presents the carrying amount and ownership percentage of equity method investments at December 31, 2015 and 2014:

                                             2015                      2014
                                   ------------------------- -------------------------
                                                  Ownership                 Ownership
(in millions, except percentages)  Carrying Value Percentage Carrying Value Percentage
---------------------------------  -------------- ---------- -------------- ----------
   Equity method investments           $4,052      Various       $4,457      Various

Other Investments

Also included in other invested assets are real estate held for investment or held for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and subject to impairment review. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

We are members of the FHLB of Dallas and such membership requires members to own stock in the FHLB. Our FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Net Investment Income

Net investment income represents income primarily from the following sources:

.. Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

.. Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


.. Realized and unrealized gains and losses from investments in other securities and investments for which we elected the fair value option.

..  Earnings from alternative investments.

..  Interest income on mortgage, policy and other loans.

The following table presents the components of net investment income:

                                                              Years Ended December 31,
                                                             --------------------------
(in millions)                                                 2015     2014      2013
-------------                                                ------  --------- ---------
                                                                     (Revised) (Revised)
Fixed maturity securities, including short-term investments  $5,154   $5,686    $5,275
Equity securities                                                 2      (51)      (20)
Interest on mortgage and other loans                            706      645       626
Investment real estate                                           57       61        79
Alternative investments/*/                                      426      761       936
Other investments                                                (1)      70        55
                                                             ------   ------    ------
Total investment income                                       6,344    7,172     6,951
Investment expenses                                             226      247       242
                                                             ------   ------    ------
Net investment income                                        $6,118   $6,925    $6,709
                                                             ======   ======    ======

* Includes hedge funds, private equity funds, affordable housing partnerships and other investment partnerships.

Net Realized Capital Gains and Losses

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

.. Sales or full redemptions of available for sale fixed maturity and equity securities, real estate, alternative investments and other types of investments.

.. Reductions to the cost basis of available for sale fixed maturity and equity securities and certain other invested assets for other-than-temporary impairments.

.. Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

..  Exchange gains and losses resulting from foreign currency transactions.

The following table presents the components of net realized capital gains (losses):

                                              Years Ended December 31,
                                             -------------------------
        (in millions)                         2015    2014      2013
        -------------                        -----  --------- ---------
                                                    (Revised) (Revised)
        Sales of fixed maturity securities   $  (1)   $ 210    $1,787
        Sales of equity securities               1        5        28
        Mortgage and other loans               (50)     (46)      (57)
        Investment real estate                  (2)     116        73
        Alternative investments                 90       51         2
        Derivatives                            170     (430)      410
        Other                                  (37)     139       (34)
        Other-than-temporary impairments      (249)    (119)     (127)
                                             -----    -----    ------
        Net realized capital (losses) gains  $ (78)   $ (74)   $2,082
                                             =====    =====    ======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Evaluating Investments for Other-Than-Temporary Impairments

Fixed Maturity Securities

If we intend to sell a fixed maturity security or it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized capital losses. When assessing our intent to sell a fixed maturity security, or whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition our investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recoverable value with a corresponding charge to realized capital losses. The estimated recoverable value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is presented in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were recognized (a separate component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

..  Current delinquency rates;

..  Expected default rates and the timing of such defaults;

..  Loss severity and the timing of any recovery; and

..  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recoverable value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recoverable value other than the fair value, the determination of a recoverable value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

We consider severe price declines in our assessment of potential credit impairments. We may also modify our model inputs when we determine that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, we prospectively accrete into earnings the difference between the new amortized cost and the expected undiscounted recoverable value over the remaining expected holding period of the security.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Credit Impairments

The following table presents a rollforward of the cumulative credit losses in other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities:

                                                                                    Years Ended December 31,
                                                                                    ----------------------
(in millions)                                                                        2015     2014    2013
-------------                                                                       ------   ------  ------
Balance, beginning of year                                                          $1,324   $1,585  $2,126
   Increases due to:
       Credit impairments on new securities subject to impairment losses                71       22      15
       Additional credit impairments on previously impaired securities                  32       40      31
   Reductions due to:
       Credit impaired securities fully disposed for which there was no prior intent or
         requirement to sell                                                          (114)    (153)   (184)
       Credit impaired securities for which there is a current intent or anticipated
         requirement to sell                                                             1       --      --
       Accretion on securities previously impaired due to credit/*/                   (221)    (170)   (403)
                                                                                    ------   ------  ------
Balance, end of year                                                                $1,093   $1,324  $1,585
                                                                                    ======   ======  ======

* Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

Equity Securities

We evaluate our available for sale equity securities for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

.. The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

.. A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

.. We have concluded that we may not realize a full recovery on our investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, all equity securities that have been in a continuous decline in value below cost over 12 months are impaired. We also consider circumstances of a rapid and severe market valuation decline (50 percent or more discount to cost), in which we could not reasonably assert that the impairment period would be temporary (severity losses).

Other Invested Assets

Our equity and cost method investments in private equity funds, hedge funds and other entities are evaluated for impairment similar to the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, we compare expected investment cash flows to carrying amount. When the expected cash flows are less than the carrying amount, the investments are written down to fair value with a corresponding charge to earnings.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Purchased Credit Impaired (PCI) Securities

We purchase certain RMBS securities that have experienced deterioration in credit quality since their issuance. We determine, based on our expectations as to the timing and amount of cash flows expected to be received, whether it is probable at acquisition that we will not collect all contractually required payments for these PCI securities, including both principal and interest after considering the effects of prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security is determined based on our best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to our policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as adjustments to the accretable yield.

The following table presents information on our PCI securities, which are included in bonds available for sale:

                                                               At Date of
     (in millions)                                             Acquisition
     -------------                                             -----------
     Contractually required payments (principal and interest)    $13,467
     Cash flows expected to be collected/*/                       10,987
     Recorded investment in acquired securities                    7,357

* Represents undiscounted expected cash flows, including both principal and interest

                                                 December 31,
                                                 -------------
                  (in millions)                   2015    2014
                  -------------                  ------ ------
                  Outstanding principal balance  $7,175 $6,934
                  Amortized cost                  5,208  5,020
                  Fair value                      5,508  5,473

The following table presents activity for the accretable yield on PCI securities:

                                                                    Years Ended December 31,
                                                                    ----------------------
                                                                       2015         2014
                          (in millions)                             ----------   ----------
Balance, beginning of year                                          $    2,661   $    2,677
   Newly purchased PCI securities                                          404          545
   Disposals                                                               (13)          --
   Accretion                                                              (348)        (345)
   Effect of changes in interest rate indices                             (102)        (226)
   Net reclassification from non-accretable difference, including
     effects of prepayments                                                185           10
                                                                    ----------   ----------
Balance, end of year                                                $    2,787   $    2,661
                                                                    ==========   ==========

Pledged Investments

Secured Financing

We enter into secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which we transfer securities in exchange for cash, with an agreement by us to repurchase the same or substantially similar securities. At December 31, 2015, our secured financing transactions also include those that involve transfer of securities to financial institutions in exchange for cash (securities lending agreements). In

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

all of these secured financing transactions, the securities transferred by us (pledge collateral) may be sold or repledged by the counterparties. These agreements are recorded at their contracted amounts plus accrued interest, other than those that are accounted for at fair value.

Pledge collateral levels are monitored daily and are generally maintained at an agreed-upon percentage of the fair value of the amounts borrowed during the life of the transactions. In the event of a decline in the fair value of the pledged collateral under these secured financing transactions, we may be required to transfer cash or additional securities as pledged collateral under these agreements. At the termination of the transactions, we and our counterparties are obligated to return the amounts borrowed and the securities transferred, respectively.

The following table presents the fair value of securities pledged to counterparties under secured financing transactions:

                                                 December 31,
                                                 -------------
                  (in millions)                   2015    2014
                  -------------                  ------ ------
                  Securities available for sale  $  978 $   --
                  Other securities                1,414  1,135

At December 31, 2015, amounts borrowed under repurchases and securities lending agreements totaled $2.4 billion.

The following table presents information about the collateral pledged and the remaining contractual maturity of the secured financing transactions:

                                      Remaining Contractual Maturity of the Agreements
                                      ---------------------------------------------
                                      Overnight                         Greater
December 31, 2015                        and        Up to 30            Than 90
(in millions)                         Continuous      days   31-90 days  days   Total
-----------------                     ----------    -------- ---------- ------- ------
Other bond securities:
   Non U.S. government                   $--          $--      $   --   $   39  $   39
   Corporate debt                         --           33         325    1,017   1,375
                                         ---          ---      ------   ------  ------
Total repurchase agreements               --           33         325    1,056   1,414
                                         ---          ---      ------   ------  ------
Securities lending agreements:
   Bonds available for sale:
       Non U.S. government                --           --          43       --      43
       Corporate debt                     --           --         765       --     765
       RMBS                               --           --          --      124     124
                                         ---          ---      ------   ------  ------
Total securities lending agreements       --           --         808      124     932
                                         ---          ---      ------   ------  ------
Total secured financing transactions     $--          $33      $1,133   $1,180  $2,346
                                         ===          ===      ======   ======  ======

Insurance - Statutory and Other Deposits

Total carrying values of cash and securities we deposited under requirements of regulatory authorities were $56 million and $72 million at December 31, 2015 and 2014, respectively.

Other Pledges

We are members of FHLBs and such membership requires the members to own stock in these FHLBs. We owned an aggregate of $8 million and $14 million of stock in FHLBs at December 31, 2015 and 2014, respectively. Pursuant to the membership terms, we have elected to pledge such stock to the FHLB. In addition, we have pledged securities with a fair value of $739 million and $330 million at December 31, 2015 and 2014, respectively, to provide adequate collateral for potential advances from the FHLBs.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


5. LENDING ACTIVITIES

Mortgage and other loans receivable include commercial mortgages, residential mortgages, life insurance policy loans, commercial loans, and other loans and notes receivable. Commercial mortgages, residential mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less allowance for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to earnings using the interest method. Premiums and discounts on purchased residential mortgages are also amortized to income as an adjustment to earnings using the interest method.

Life insurance policy loans are carried at unpaid principal balances. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

The following table presents the composition of mortgages and other loans receivable:

                                                           December 31,
                                                        ------------------
    (in millions)                                         2015      2014
    -------------                                       -------  ---------
                                                                  (Revised)
    Commercial mortgages/*/                             $11,306  $   9,540
    Residential mortgages                                 1,003        110
    Life insurance policy loans                           1,451      1,501
    Commercial loans, other loans and notes receivable      975        854
                                                        -------  ---------
    Total mortgage and other loans receivable            14,735     12,005
    Allowance for losses                                   (137)       (94)
                                                        -------  ---------
    Mortgage and other loans receivable, net            $14,598  $  11,911
                                                        =======  =========

* Commercial mortgages primarily represent loans for office, retail, apartments and industrial properties, with exposures in New York and California representing the largest geographic concentrations (21 percent and 13 percent, respectively, at December 31, 2015 and both 15 percent at December 31, 2014).

Nonperforming loans are generally those loans where payment of contractual principal or interest is more than 90 days past due. Nonperforming mortgages were not significant for all periods presented.

The following table presents the credit quality indicators for commercial mortgage loans:

                                          Number                       Class                                   Percent
                                            of   --------------------------------------------------              of
(dollars in millions)                     Loans  Apartments Offices Retail Industrial Hotel  Others Total/(c)/ Total $
---------------------                     ------ ---------- ------- ------ ---------- ------ ------ ---------  -------
December 31, 2015
Credit Quality Indicator:
   In good standing                        817     $1,808   $3,782  $2,364   $1,021   $1,326  $816   $11,117      98%
   Restructured/(a)/                         6         --       75      18       --       --    --        93       1
   90 days or less delinquent                1         --       --      --       --       --     6         6      --
   >90 days delinquent or in process of
     foreclosure                             5         --       84      --        6       --    --        90       1
                                           ---     ------   ------  ------   ------   ------  ----   -------     ---
Total/(b)/                                 829     $1,808   $3,941  $2,382   $1,027   $1,326  $822   $11,306     100%
                                                   ======   ======  ======   ======   ======  ====   =======     ===
Allowance for losses                               $   19   $   25  $   13   $    5   $   11  $  6   $    79       1%
                                                   ======   ======  ======   ======   ======  ====   =======     ===
December 31, 2014
Credit Quality Indicator:
   In good standing                        610     $1,541   $3,164  $1,852   $  863   $1,057  $833   $ 9,310      97%
   Restructured/(a)/                         9         --      159      10       --       --    --       169       2
   90 days or less delinquent                3         --       --      --       --       --    --        --      --
   >90 days delinquent or in process of
     foreclosure                             3         --       61      --       --       --    --        61       1
                                           ---     ------   ------  ------   ------   ------  ----   -------     ---
Total/(b)/                                 625     $1,541   $3,384  $1,862   $  863   $1,057  $833   $ 9,540     100%
                                                   ======   ======  ======   ======   ======  ====   =======     ===
Allowance for losses                               $    2   $   41  $   16   $    2   $    3  $  9   $    73       1%
                                                   ======   ======  ======   ======   ======  ====   =======     ===

(a)Includes loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.

(b)Does not reflect valuation allowances.

(c)Approximately 99 percent of the commercial mortgages held at such respective dates were current as to payments of principal and interest.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


We hold mortgages with a carrying value of $87 million and $71 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation, as of December 31, 2015 and 2014, respectively.

Methodology Used to Estimate the Allowance for Losses

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. Impairment of commercial mortgages is typically determined using the fair value of collateral while impairment of other loans is typically determined using the present value of cash flows or the loan's observable market price. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property-type and location, loan term, profile of the borrower and of the major property tenants, and loan seasoning. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Interest income is not accrued when payment of contractual principal and interest is not expected. Any cash received on impaired loans is generally recorded as a reduction of the current carrying amount of the loan. Accrual of interest income is generally resumed when delinquent contractual principal and interest is repaid or when a portion of the delinquent contractual payments are made and the ongoing required contractual payments have been made for an appropriate period.

A significant majority of commercial mortgages in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for us to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The following table presents a rollforward of the changes in the allowance for losses on mortgage and other loans receivable:

                                                  2015                   2014                   2013
                                         ---------------------  ---------------------  ---------------------
Years Ended December 31,                 Commercial Other       Commercial Other       Commercial Other
(in millions)                            Mortgages  Loans Total Mortgages  Loans Total Mortgages  Loans Total
------------------------                 ---------- ----- ----- ---------- ----- ----- ---------- ----- -----
Allowance, beginning of year                $ 73     $21  $ 94     $106    $ 33  $139     $ 68    $ 87  $155
   Additions (reductions) to allowance        14      37    51      (17)     11    (6)      49      10    59
   Charge-offs, net of recoveries             (8)     --    (8)     (16)    (23)  (39)     (11)    (64)  (75)
                                            ----     ---  ----     ----    ----  ----     ----    ----  ----
Allowance, end of year                      $ 79     $58  $137     $ 73    $ 21  $ 94     $106    $ 33  $139
                                            ====     ===  ====     ====    ====  ====     ====    ====  ====

The following table presents information on mortgage loans individually assessed for credit losses:

                                                   Years Ended December 31,
                                                   ----------------------
      (in millions)                                 2015     2014    2013
      -------------                                ------   ------  ------
      Impaired loans with valuation allowances     $  100   $  104  $  137
      Impaired loans without valuation allowances     110       --      --
                                                   ------   ------  ------
         Total impaired loans                         210      104     137
      Valuation allowances on impaired loans           (4)     (26)    (56)
                                                   ------   ------  ------
         Impaired loans, net                       $  206   $   78  $   81
                                                   ======   ======  ======
      Interest income on impaired loans            $   11   $    5  $    7
                                                   ======   ======  ======

Troubled Debt Restructurings

We modify loans to optimize their returns and improve their collectability, among other things. When we undertake such a modification with a borrower that is experiencing financial difficulty and the modification involves us granting a concession to the troubled debtor, the modification is a troubled debt restructuring (TDR). We assess whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal or interest forgiveness, payment deferrals and easing of loan covenants.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


We held $30 million and $139 million of commercial mortgage loans that had been modified in a TDR at December 31, 2015 and 2014, respectively. We have no other loans that had been modified in a TDR. These commercial mortgage loans had no allowance for credit losses at December 31, 2015 and $13 million of allowance for credit losses at December 31, 2014. The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, if they are performing according to the restructured terms.

6. REINSURANCE

In the ordinary course of business, we utilize internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. In addition, we assume reinsurance from other insurance companies. We generally limit our exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, we can increase our exposure to loss on any single life up to $15 million.

Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. The premiums with respect to these treaties are earned over the contract period in proportion to the protection provided.

The following table presents the effect of reinsurance on our premiums:

                                     Years Ended December 31,
                                     ----------------------
                   (in millions)      2015     2014    2013
                   -------------     ------   ------  ------
                   Direct premiums   $3,535   $2,561  $2,661
                   Assumed premiums      20       22      22
                   Ceded premiums      (927)    (917)   (900)
                                     ------   ------  ------
                   Net               $2,628   $1,666  $1,783
                                     ======   ======  ======

Reinsurance recoveries, which reduced Policyholder benefits, were approximately $847 million, $641 million and $658 million during 2015, 2014 and 2013, respectively.

We manage the capital impact on our statutory reserve requirements of National Association of Insurance Commissioners (NAIC) Model Regulation "Valuation of Life Insurance Policies" (Regulation XXX) and NAIC Actuarial Guideline 38 (Guideline AXXX) through an intercompany reinsurance agreement. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) are ceded to our Parent, AGC Life, under a coinsurance/modified coinsurance agreement effective January 1, 2011. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied.

The agreement between us and AGC Life provides for an experience refund of all profits, less a reinsurance risk charge. The most significant impact of the agreement on our results of operations during 2015, 2014 and 2013 was a pre-tax expense of approximately $89 million, $81 million and $73 million, respectively, which represented the risk charge associated with the reinsurance agreement.

On October 1, 2003, we entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. (AIGB). Under the agreement, AIGB reinsured 100 percent quota share of our liability on virtually all of our general account deferred annuity contracts with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, we retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

Reinsurance Security

Our third-party reinsurance arrangements do not relieve us from our direct obligations to our beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

assumed under any reinsurance agreement. We hold collateral as security under related reinsurance agreements in the form of funds, securities, and/or letters of credit. We believe that no exposure to a single reinsurer represents an inappropriate concentration of credit risk to the Company. Gross reinsurance assets with our three largest reinsurers aggregated to approximately $1.1 billion and $1.0 billion at December 31, 2015 and 2014, respectively, of which approximately $871 million and $830 million at December 31, 2015 and 2014, respectively, was not secured by collateral.

7. DERIVATIVES AND HEDGE ACCOUNTING

We use derivatives and other financial instruments as part of our financial risk management programs and as part of our investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with fixed maturity securities as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally foreign exchange swaps and forwards) are used to economically mitigate risk associated with non U.S. dollar denominated transactions, primarily investments and GICs denominated in foreign currencies.

We hedge our economic exposure to market risk related to variable annuity products with riders that guarantee a certain level of benefits. Our variable annuity hedging program is designed to offset certain changes in the economic value of these guarantee features, within established thresholds. The hedging program is designed to provide additional protection against large and combined movements in interest rates, equity prices, credit spreads and market volatility under multiple scenarios. In addition to risk-mitigating features in our variable annuity product design, and the use of certain fixed income securities with a fair value option election to manage interest rate and credit spread exposures, our variable annuity hedging program utilizes various derivative instruments, including but not limited to equity options, futures contracts, interest rate swaps and swaption contracts, as well as other hedging instruments. Our exchange-traded index futures contracts have no recorded fair value as they are cash settled daily. In addition to hedging activities, we also enter into derivative instruments as a part of our investment operations, which may include, among other things, purchases of investments with embedded derivatives, such as equity-linked notes and convertible bonds.

Interest rate, currency and equity swaps, swaptions, options and forward transactions are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the Consolidated Balance Sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

We have elected to present all derivative receivables and derivative payables, and the related cash collateral received and paid, on a net basis on our Consolidated Balance Sheets when a legally enforceable ISDA Master Agreement exists between us and our derivative counterparty. An ISDA Master Agreement is an agreement governing multiple derivative transactions between two counterparties. The ISDA Master Agreement generally provides for the net settlement of all, or a specified group, of these derivative transactions, as well as transferred collateral, through a single payment, and in a single currency, as applicable. The net settlement provisions apply in the event of a default on, or affecting any, one derivative transaction or a termination event affecting all, or a specified group of, derivative transactions governed by the ISDA Master Agreement.

Derivatives, excluding bifurcated embedded derivatives, are measured at fair value and presented within other assets and other liabilities in the Consolidated Balance Sheets. Embedded derivatives are generally presented with the host contract in the Consolidated Balance Sheets. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Notes 3 and 11 for additional information on our embedded derivatives, which are primarily related to guarantee features in variable annuity products, and include equity and interest rate components.

We believe our economic hedging instruments have been and remain economically effective, but for the most part they have not been designated as hedges receiving hedge accounting treatment. Changes in the fair value of derivatives not

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

designated as hedges are reported within net realized capital gains and losses. Certain swaps associated with GIC liabilities and available for sale investments have been designated as fair value hedges. Changes in fair value hedges of GIC liabilities and available for sale securities are reported in net policyholder benefits and net realized capital gains (losses), respectively, along with changes in the hedged item.

The following table presents the notional amounts and the fair value of derivative assets and liabilities, excluding embedded derivatives:

                                                                December 31, 2015                 December 31, 2014
                                                         -------------------------------   -------------------------------
                                                         Gross Derivative Gross Derivative Gross Derivative Gross Derivative
                                                              Assets        Liabilities         Assets        Liabilities
                                                         ---------------  --------------   ---------------  --------------
                                                         Notional  Fair   Notional  Fair   Notional  Fair   Notional  Fair
(in millions)                                             Amount   Value   Amount   Value   Amount   Value   Amount   Value
-------------                                            -------- ------  --------  -----  -------- ------  --------  -----
Derivatives designated as hedging instruments:/(a)/
   Interest rate contracts                               $   279  $  194  $   209   $  --  $   243  $  172   $   --   $  --
   Foreign exchange contracts                                781      93       45       7      182      11       99      29
Derivatives not designated as hedging instruments:/(a)/
   Interest rate contracts                                22,489     714   21,762     267   24,499     398    2,848     224
   Foreign exchange contracts                              2,263     325    2,125     390    2,654     512    2,068     410
   Equity contracts                                        4,835     127    4,446      --    5,481     108    2,662      --
   Other contracts/(b)/                                   33,113      13       63       8   30,580      13       65       7
                                                         -------  ------  -------   -----  -------  ------   ------   -----
Total derivatives, gross                                 $63,760   1,466  $28,650     672  $63,639   1,214   $7,742     670
                                                         -------  ------  -------   -----  -------  ------   ------   -----
Counterparty netting/(c)/                                           (273)            (273)            (198)            (198)
Cash collateral/(d)/                                                (298)             (36)            (287)             (14)
                                                                  ------            -----           ------            -----
Total derivatives included in Other Assets and Other
  Liabilities, respectively /(e)/                                 $  895            $ 363           $  729            $ 458
                                                                  ======            =====           ======            =====

(a)Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.

(b)Consists primarily of stable value wrap contacts with multiple underlying exposures.

(c)Represents netting of derivative exposures covered by a qualifying master netting agreement.

(d)Represents cash collateral posted and received that is eligible for netting.

(e)Excludes embedded derivatives. Fair value of assets related to bifurcated embedded derivatives was zero at both December 31, 2015 and December 31, 2014. Fair value of liabilities related to bifurcated embedded derivatives was $2.0 billion and $1.3 billion, respectively, at December 31, 2015 and December 31, 2014.

The following table presents the changes in the fair value of derivative instruments and the classification of these changes in the Consolidated Statements of Income:

                                                                        Years Ended December 31,
                                                                        -----------------------
(in millions)                                                            2015    2014    2013
-------------                                                           -----   -----   ------
Derivative instruments in fair value hedging relationships:/*/
   Interest rate contracts                                              $   7   $  (7)  $   (1)
   Foreign exchange contracts                                              17      (4)      --
                                                                        -----   -----   ------
Total                                                                   $  24   $ (11)  $   (1)
                                                                        =====   =====   ======
Derivatives not designated as hedging instruments, by derivative type:
   Interest rate contracts                                              $ 261   $ 511   $ (193)
   Foreign exchange contracts                                              64     (33)      --
   Equity contracts                                                      (116)   (238)    (447)
   Other contracts                                                         67      57       39
   Embedded derivatives                                                   (62)   (645)   1,042
                                                                        -----   -----   ------
Total                                                                   $ 214   $(348)  $  441
                                                                        =====   =====   ======
By classification:
   Policy fees                                                          $  68   $  62   $   --
   Net investment income                                                   --      --       39
   Net realized capital gains (losses)                                    170    (430)     410
   Policyholder benefits                                                    6      17       (5)
   Interest credited to policyholder account balances                      (6)     (8)      (4)
                                                                        -----   -----   ------
Total                                                                   $ 238   $(359)  $  440
                                                                        =====   =====   ======

* The amounts presented do not include periodic net coupon settlements of derivative contract or coupon income (expense) related to the hedged item.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


8. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (DAC) represent those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. We defer incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. We partially defer costs, including certain commissions, when we do not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

We also defer a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Short-duration insurance contracts: Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. We assess the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected claims, claims adjustment expenses incurred, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected claims and claims adjustment expenses incurred can have a significant impact on the likelihood and amount of a premium deficiency charge.

Long-duration insurance contracts: Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. A loss recognition event occurs when there is a shortfall between the carrying amount of future policy benefit liabilities, net of DAC, and what the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When we determine a loss recognition event has occurred, we first reduce any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, we record additional liabilities through a charge to policyholder benefits. Groupings for loss recognition testing are consistent with our manner of acquiring, servicing and measuring the profitability of the business and applied by product groupings. We perform separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts: Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits include net investment income and spreads, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If estimated gross profits change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future estimated gross profits are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows us to maintain our long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition: DAC related to investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-oriented Products: For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, we do not change the accounting and amortization of existing DAC and related actuarial balances. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

The following table presents a rollforward of DAC:

                                                                               Years Ended December 31,
                                                                             ----------------------------
(in millions)                                                                 2015      2014       2013
-------------                                                                ------  ---------  ---------
                                                                                      (Revised)  (Revised)
Balance, beginning of year                                                   $5,339  $   5,312  $   4,425
   Acquisition costs deferred                                                   983        875        790
   Accretion of interest/amortization                                          (778)      (695)      (632)
   Effect of unlocking assumptions used in estimating future gross profits       36         96        105
   Effect of realized gains/loss on securities                                    1        (45)       (37)
   Effect of unrealized gains/loss on securities                                525       (204)       661
                                                                             ------  ---------  ---------
Balance, end of year                                                         $6,106  $   5,339  $   5,312
                                                                             ======  =========  =========

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Value of Business Acquired (VOBA): VOBA is determined at the time of acquisition and is reported in the Consolidated Balance Sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business in a manner similar to that for DAC based on the assumptions at purchase. For investment-oriented products, VOBA is amortized in relation to estimated gross profits and adjusted for the effect of unrealized gains or losses on fixed maturity and equity securities available for sale in a manner similar to DAC.

The following table presents a rollforward of VOBA:

                                                                             Years Ended December 31,
                                                                             ----------------------
(in millions)                                                                  2015     2014    2013
-------------                                                                ------   ------  ------
Balance, beginning of year                                                   $  322   $  348  $  339
   Accretion of interest/amortization                                           (24)     (24)    (27)
   Effect of unlocking assumptions used in estimating future gross profits      (22)      13      10
   Effect of realized gains/loss on securities                                   --       (3)     (5)
   Effect of unrealized gains/loss on securities                                 19      (12)     31
                                                                             ------   ------  ------
Balance, end of year                                                         $  295   $  322  $  348
                                                                             ======   ======  ======

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $23 million, $21 million, $20 million, $20 million and $19 million, respectively. These projections are based on current estimates for investment income and spreads, persistency, mortality and morbidity assumptions.

Deferred Sales Inducements

We offer sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized in policyholder contract deposits in the Consolidated Balance Sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception. We must also demonstrate that such amounts are incremental to amounts we credit on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the Consolidated Statements of Income.

The following table presents a rollforward of deferred sales inducements:

                                                                             Years Ended December 31,
                                                                             ----------------------
(in millions)                                                                 2015     2014    2013
-------------                                                                ------   ------  ------
Balance, beginning of year                                                   $  442   $  502  $  354
   Acquisition costs deferred                                                    73       33      62
   Accretion of interest/amortization                                          (132)    (114)   (109)
   Effect of unlocking assumptions used in estimating future gross profits       53       60      65
   Effect of realized gains/loss on securities                                    4      (12)    (13)
   Effect of unrealized gains/loss on securities                                139      (27)    143
                                                                             ------   ------  ------
Balance, end of year                                                         $  579   $  442  $  502
                                                                             ======   ======  ======

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, Distribution Fee Revenue). We amortize these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


DAC, VOBA and deferred sales inducements for insurance oriented and investment oriented products are reviewed for recoverability, which involves estimating the future profitability of current business. This review involves significant management judgment. If actual future profitability is substantially lower than estimated, our DAC, VOBA and deferred sales inducements may be subject to an impairment charge and our results of operations could be significantly affected in future periods.

9. VARIABLE INTEREST ENTITIES

A variable interest entity (VIE) is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

We enter into various arrangements with VIEs in the normal course of business and consolidate the VIEs when we determine we are the primary beneficiary. This analysis includes a review of the VIE's capital structure, related contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued and our involvement with the entity. When assessing the need to consolidate a VIE, we evaluate the design of the VIE as well as the related risks the entity was designed to expose the variable interest holders.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (1) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (2) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of our decision-making ability and our ability to influence activities that significantly affect the economic performance of the VIE.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the total assets and total liabilities associated with our variable interests in consolidated VIEs, as classified in the Consolidated Balance Sheets:

                                           Securitization Affordable Housing
(in millions)                                 Vehicles       Partnerships    Total
-------------                              -------------- ------------------ ------
December 31, 2015
Assets:
   Bonds available for sale                    $6,124            $--         $6,124
   Other bond securities                          747             --            747
   Mortgage and other loans receivable          1,435             --          1,435
   Other/(a)/                                     429              6            435
                                               ------            ---         ------
Total assets/(b)/                              $8,735            $ 6         $8,741
                                               ======            ===         ======
Liabilities:
   Notes payable - to affiliates, net          $  617            $--         $  617
   Notes payable - to third parties, net          311             --            311
   Other/(c)/                                      20              3             23
                                               ------            ---         ------
Total liabilities/(d)/                         $  948            $ 3         $  951
                                               ======            ===         ======
December 31, 2014 (Revised)
Assets:
   Bonds available for sale                    $6,830            $--         $6,830
   Other bond securities                          777             --            777
   Mortgage and other loans receivable          1,753             --          1,753
   Other/(a)/                                     483              4            487
                                               ------            ---         ------
Total assets/(b)/                              $9,843            $ 4         $9,847
                                               ======            ===         ======
Liabilities:
   Notes payable - to affiliates, net          $  660            $--         $  660
   Notes payable - to third parties, net          488             --            488
   Other/(c)/                                       5              2              7
                                               ------            ---         ------
Total liabilities                              $1,153            $ 2         $1,155
                                               ======            ===         ======

(a)Comprised primarily of short-term investments and other assets at both December 31, 2015 and 2014.
(b)The assets of each VIE can be used only to settle specific obligations of that VIE.
(c)Comprised primarily of amounts due to related parties, derivative liabilities and other liabilities, at both December 31, 2015 and 2014.
(d)Includes the effect of deconsolidating previously consolidated partnerships.

We calculate our maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where we have also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by us generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to us, except in limited circumstances, we have provided guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which we hold a variable interest, as well as our maximum exposure to loss associated with these VIEs:

                                                     Maximum Exposure to Loss
                                                   -----------------------------
                                         Total VIE On-Balance Off-Balance
(in millions)                             Assets    Sheet/*/     Sheet    Total
-------------                            --------- ---------- ----------- ------
December 31, 2015
   Real estate and investment entities    $4,828     $  562       $65     $  627
   Affordable housing partnerships         4,279        547        --        547
                                          ------     ------       ---     ------
Total                                     $9,107     $1,109       $65     $1,174
                                          ======     ======       ===     ======
December 31, 2014 (Revised)
   Real estate and investment entities    $4,180     $  528       $85     $  613
   Affordable housing partnerships         4,540        707        --        707
                                          ------     ------       ---     ------
Total                                     $8,720     $1,235       $85     $1,320
                                          ======     ======       ===     ======

* At December 31, 2015 and 2014, $785 million and $845 million, respectively, of our total unconsolidated VIE assets were recorded as other invested assets.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Real Estate and Investment Entities

We participate as a passive investor in the equity issued primarily by third party-managed hedge and private equity funds, and certain real estate entities managed by AIG Asset Management (US), LLC (AIG Investments), an affiliate that are VIEs. We are typically not involved in the design or establishment of these VIEs, nor do we actively participate in the management of the VIEs.

Securitization Vehicles

We created certain VIEs that hold investments, primarily in investment-grade debt securities and loans, and issued beneficial interests in these investments. We own the majority of these beneficial interests and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the entities that could potentially be significant to the entities. Accordingly, we consolidate these entities and those beneficial interests issued to third-parties are reported as notes payable to third parties, net.

Ambrose

During 2013 and 2014, we entered into securitization transactions that involved the transfer of portfolios of high grade corporate securities and structured securities acquired from AIG Parent, to newly formed special purpose entities (collectively referred to as the Ambrose entities), which are VIEs. We own the majority of the beneficial interests issued by the Ambrose entities and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the VIEs that could potentially be significant to the VIEs, accordingly, we consolidate the Ambrose entities. See Note 18 for additional information on these securitization transactions.

Selkirk

During 2013 and 2014, we entered into securitization transactions in which portfolios of our commercial mortgage loans were transferred to special purpose entities, with us retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, we received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. We determined that we control or we are the primary beneficiary of certain special purpose entities in the securitization structures, and therefore we consolidate these entities, including those that are VIEs.

Affordable Housing Partnerships

SunAmerica Affordable Housing Partners, Inc. (SAAHP) organized and invested in limited partnerships that develop and operate affordable housing qualifying for federal, state, and historic tax credits, in addition to a few market rate properties across the United States. The operating partnerships are VIEs, whose debt is generally non-recourse in nature, and the general partners of which are mostly unaffiliated third-party developers. We account for our investments in operating partnerships using the equity method of accounting, unless they are required to be consolidated. We consolidate an operating partnership if the general partner is an affiliated entity or we otherwise have the power to direct activities that most significantly impact the entities' economic performance.

RMBS, CMBS, Other ABS and CDOs

We are passive investors in RMBS, CMBS, other ABS and CDOs, the majority of which are issued by domestic special purpose entities. We generally do not sponsor or transfer assets to, or act as the servicer to these asset backed structures, and were not involved in the design of these entities.

Our maximum exposure in these types of structures is limited to our investment in securities issued by these entities. Based on the nature of our investments and our passive involvement in these types of structures, we have determined

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

that we are not the primary beneficiary of these entities. We have not included these entities in the tables above; however, the fair values of our investments in these structures are reported in Note 3 and Note 4.

10. INSURANCE LIABILITIES

Future Policy Benefits

Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not considered embedded derivatives, primarily guaranteed minimum death benefits. See Note 11 for additional information on guaranteed minimum death benefits.

The liability for long-duration future policy benefits has been established including assumptions for interest rates which vary by year of issuance and product, and range from approximately 3.0 percent to 14.0 percent. Mortality and surrender rate assumptions are generally based on actual experience when the liability is established.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. The assumptions include mortality, morbidity, persistency, maintenance expenses, and investment returns. These assumptions are typically consistent with pricing inputs. These assumptions include margins for adverse deviation principally for key assumptions such as mortality and interest rates used to discount cash flows, to reflect uncertainty given that actual experience might deviate from these assumptions. Establishing margins at contract inception requires management judgment. The extent of the margin for adverse deviation may vary depending on the uncertainty of the cash flows, which is affected by the volatility of the business and the extent of our experience with the product.

A loss recognition occurs if observed changes in actual experience or estimates result in projected future losses under loss recognition testing. To determine whether a loss recognition exists, we determine whether a future loss is expected based on updated current assumptions. If a loss recognition exists, we recognize the loss by first reducing DAC through amortization expense, and, if DAC is depleted, record additional liabilities through a charge to policyholder benefit expense. See Note 8 for additional information on loss recognition.

Sales of investment securities in connection with a program to utilize capital loss carryforwards, as well as other investment sales with subsequent reinvestment at lower yields, triggered loss recognition expense primarily on certain long-term payout annuity contracts of $21 million and $886 million in 2014 and 2013, respectively. No loss recognition was recorded in 2015 related to the utilization of capital loss carryforwards. We also recorded loss recognition expense of $28 million in 2015 and $87 million in 2014 to increase reserves for certain long-term care business.

Policyholder Contract Deposits

The liability for policyholder contract deposits is primarily recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest credited at rates ranging from 0.2 percent to 7.8 percent at December 31, 2015, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, because they are recorded directly to policyholder contract deposits upon receipt. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


In addition to liabilities for universal life, fixed annuities, fixed options within variable annuities, annuities without life contingencies, funding agreements and GICs, policyholder contract deposits also include our liability for (a) certain guaranteed benefits and indexed features accounted for as embedded derivatives at fair value, (b) annuities issued in a structured settlement arrangement with no life contingency and (c) certain contracts we have elected to account for at fair value. In addition, certain GIC contracts contain embedded derivatives that are bifurcated and carried at fair value in policyholder contract deposits with the change in fair value recorded in policyholder benefits. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 11 for additional discussions of guaranteed benefits accounted for as embedded derivatives.

For universal life policies with secondary guarantees, we recognize certain liabilities in addition to policyholder account balances. For universal life policies with secondary guarantees, as well as other universal life policies for which profits followed by losses are expected at contract inception, a liability is recognized based on a benefit ratio of (a) the present value of total expected payments, in excess of the account value, over the life of the contract, divided by (b) the present value of total expected assessments over the life of the contract. For universal life policies without secondary guarantees, for which profits followed by losses are first expected after contract inception, we establish a liability, in addition to policyholder account balances, so that expected future losses are recognized in proportion to the emergence of profits in the earlier (profitable) years. Universal life account balances as well as these additional liabilities related to universal life products are reported within policyholder contract deposits in the Consolidated Balance Sheets.

Under a funding agreement-backed notes issuance program, an unaffiliated, non-consolidated statutory trust issues medium-term notes to investors, which are secured by GICs we issued to the trust.

Policy Claims and Benefits Payable

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported (IBNR) claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

We are now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File (SSDMF) to determine if insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with us within 120 days, we will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in our records.

Other Policyholder Funds

Other policyholder funds include unearned revenue reserves (URR). URR consist of front-end loads on investment-oriented contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. URR for investment-oriented contracts are generally deferred and amortized, with interest, in relation to the incidence of estimated gross profit to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC. Amortization of URR is recorded in policy fees.

Other policyholder funds also include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. Participating policyholders are the policyholders who share in our earnings based on provisions within the policy contract. These dividends are declared annually by our Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, we established an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

Participating life business represented approximately 1.0 percent of the gross insurance in force at December 31, 2015 and 2.2 percent of gross premiums in 2015. Policyholder dividends were $22 million in 2015 and $28 million in both 2014 and 2013 and are included in policyholder benefits in the Consolidated Statements of Income.

Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue with the unearned portions of the premiums recorded as liabilities in other policyholder funds. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

11. VARIABLE LIFE AND ANNUITY CONTRACTS

We report variable contracts within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets supporting the variable portion of variable annuity and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities.

Policy values for variable products and investment contracts are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units in the separate accounts, plus any liabilities for guaranteed minimum death benefits or guaranteed minimum withdrawal benefits included in future policy benefits or policyholder contract deposits, respectively.

Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Net investment income, net investment gains and losses, changes in fair value of assets, and policyholder account deposits and withdrawals related to separate accounts are excluded from the Consolidated Statements of Income, Comprehensive Income (Loss) and Cash Flows.

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or in other instances at specified dates during the accumulation period. Living benefits include guaranteed minimum income benefits (GMIB), guaranteed minimum withdrawal benefits (GMWB), and guaranteed minimum accumulation benefits
(GMAB). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, because the features are mutually exclusive, so the exposure to the guaranteed amount for each feature is independent of the exposure from other features (except a surviving spouse who has a rider to potentially collect both a GMDB upon their spouse's death and a GMWB during their lifetime). A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features, and as a result the net amount at risk for each feature is not additive to that of other features.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                           December 31,
                                          ---------------
                      (in millions)        2015    2014
                      -------------       ------- -------
                      Equity funds        $15,038 $14,844
                      Bond funds            4,069   4,380
                      Balanced funds       19,175  16,856
                      Money market funds      324     295
                                          ------- -------
                      Total               $38,606 $36,375
                                          ======= =======

GMDB and GMIB

Depending on the contract, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in rare instances, no minimum return) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is our most widely offered benefit. Our account values subject to guarantees also include GMIB to a lesser extent, which is no longer offered.

The liabilities for GMDB and GMIB, which are recorded in future policyholder benefits, represent the expected value of benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. The net amount at risk for GMDB represents the amount of benefits in excess of account value if death claims were filed on all contracts on the balance sheet date.

The following table presents details concerning our GMDB exposures, by benefit type:

                                                December 31, 2015          December 31, 2014
-                                         ----------------------------- -----------------------
                                                                                       Highest
                                           Net Deposits     Highest      Net Deposits  Contract
                                          Plus a Minimum Contract Value Plus a Minimum  Value
(dollars in millions)                         Return        Attained        Return     Attained
---------------------                     -------------- -------------- -------------- --------
Account value                                $29,404        $15,045        $25,715     $14,373
Net amount at risk                             1,213            939            586         496
Average attained age of contract holders          67             69             66          68
Range of guaranteed minimum return rates       0%-4%                         0%-5%

The following table presents a rollforward of the GMDB and GMIB liabilities related to variable annuity contracts:

                                         Years Ended December 31,
                                        --------------------------
            (in millions)               2015     2014       2013
            -------------               ----  ---------  ---------
                                               (Revised)  (Revised)
            Balance, beginning of year  $363  $     361  $     390
               Reserve increase          150         65         26
               Benefits paid             (54)       (63)       (55)
                                        ----  ---------  ---------
            Balance, end of year        $459  $     363  $     361
                                        ====  =========  =========

Assumptions used to determine the GMDB and GMIB liability include interest rates, which vary by year of issuance and products; mortality and lapse rates, which are based upon actual experience modified to allow for variations in policy form; investment returns, using assumptions from a randomly generated model; and asset growth assumptions, which include a reversion to the mean methodology, similar to that applied for DAC.

We regularly evaluate estimates used to determine the GMDB liability and adjust the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


GMWB and GMAB

Certain guaranteed benefit and equity index features, which are recorded in policyholder contract deposits, are bifurcated from the host contract and accounted for separately as embedded policy derivatives at fair value, with changes in fair value recognized in net realized capital gains (losses). These include GMWB and GMAB as well as index annuities and indexed universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

Certain of our variable annuity contracts contain optional GMWB benefits and, to a lesser extent, GMAB benefits, which are not currently offered. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) is living. With a GMAB benefit, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract, provided the contract holder persists until the maturity date.

The liabilities for GMWB and GMAB, which are recorded in policyholder contract deposits, are accounted for as embedded derivatives measured at fair value, with changes in the fair value of the liabilities recorded in other net realized capital gains (losses). The fair value of these embedded derivatives was a net liability of $-1031.0 million and $-680.0 million at December 31, 2015 and 2014, respectively. See Note 3 for discussion of the fair value measurement of guaranteed benefits that are accounted for as embedded derivatives. We had account values subject to GMWB and GMAB that totaled $32.8 billion and $30.0 billion at December 31, 2015 and 2014, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value, assuming no lapses. The net amount at risk for GMAB represents the present value of minimum guaranteed account value in excess of the current account balance, assuming no lapses. In aggregate, the net amount at risk related to the GMWB and GMAB guarantees was $520 million and $269 million at December 31, 2015 and 2014, respectively. We use derivative instruments and other financial instruments to mitigate a portion of our exposure that arises from GMWB and GMAB benefits.

12. DEBT

Notes payable are carried at the principal amount borrowed, including unamortized discounts and fair value adjustments, when applicable, except for certain notes payable - to affiliates, for which we have elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the Consolidated Statements of Income. See Note 3 for discussion of fair value measurements.

The following table lists our total debt outstanding. The interest rates presented in the following table are the range of contractual rates in effect at December 31, 2015, including fixed and variable-rates:

                                                                                  Balance at December 31,
                                                           Range of     Maturity  ----------------------
(in millions)                                          Interest Rate(s) Date(s)      2015        2014
-------------                                          ---------------- ---------  --------   ---------
                                                                                              (Revised)
Notes payable - to affiliates, net:
   Notes payable of consolidated VIEs                     0.00% - 6.51%      2041 $    143   $     144
   Notes payable of consolidated VIEs, at fair value     5.00% - 11.93% 2060-2061      474         514
   Intercompany loan facility                          LIBOR plus 0.15%      2016      100          --
                                                                                   --------   ---------
Total notes payable - to affiliates, net                                               717         658
                                                                                   --------   ---------
Notes payable - to third parties, net:
   Notes payable of consolidated VIEs                     1.33% - 5.60% 2018-2061      311         488
   FHLB borrowings                                                                      --          32
   Debt of consolidated investments                       5.77% - 7.68% 2016-2038       95          97
                                                                                   --------   ---------
Total notes payable - to third parties, net                                            406         617
                                                                                   --------   ---------
Total notes payable                                                               $  1,123   $   1,275
                                                                                   ========   =========

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents maturities of long-term debt, including fair value adjustments, when applicable:

                                                                          Year Ending
December 31, 2015                                             -----------------------------------
(in millions)                                          Total  2016 2017 2018 2019 2020 Thereafter
-------------                                          ------ ---- ---- ---- ---- ---- ----------
Notes payable - to affiliates, net:
   Notes payable of consolidated VIEs                  $  143 $ -- $--  $--  $--  $--    $  143
   Notes payable of consolidated VIEs, at fair value      474   --  --   --   --   --       474
   Intercompany loan facility                             100  100  --   --   --   --        --
                                                       ------ ---- ---  ---  ---  ---    ------
Total notes payable - to affiliates, net               $  717 $100 $--  $--  $--  $--    $  617
                                                       ------ ---- ---  ---  ---  ---    ------
Notes payable - to third parties, net:
   Notes payable of consolidated VIEs                     311   --  --    3   --   --       308
   Debt of consolidated investments                        95   13  --   --   --   --        82
                                                       ------ ---- ---  ---  ---  ---    ------
Total notes payable - to third parties, net               406   13  --    3   --   --       390
                                                       ------ ---- ---  ---  ---  ---    ------
Total notes payable                                    $1,123 $113 $--  $ 3  $--  $--    $1,007
                                                       ====== ==== ===  ===  ===  ===    ======

FHLB Borrowings

Membership with the FHLB provides us with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity, or for other uses deemed appropriate by management. In 2015, we expanded the capacity of the FHLB Advance Facility operational plan. The purpose of this plan is to more effectively utilize the FHLB facility to manage short-term cash management and/or liquidity needs. Pursuant to the plan, we may periodically obtain cash advances on a same-day basis, up to an internally approved limit. To provide adequate collateral for potential advances under the Advance Facility, we increased the amount of securities pledged to the FHLBs. The fair value of all collateral pledged to secure advances from the FHLBs included the value of our pledged FHLB common stock. Upon any event of default, the FHLB's recovery would generally be limited to the amount of our liability under advances borrowed.

Intercompany Loan Facility

On January 1, 2015, we and certain of our affiliates entered into a revolving loan facility with AIG Parent, pursuant to which we and each such affiliate can, on a several basis, borrow monies from AIG Parent (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with our maximum borrowing limit being $500 million.

At December 31, 2015, we had $100 million outstanding under this facility.

13. COMMITMENTS AND CONTINGENCIES

Commitments

Leases

We occupy leased space in many locations under various long-term leases, and have entered into various leases covering long-term use of data processing equipment.

The following table presents the future minimum lease payments under operating leases at December 31, 2015:

                        (in millions)
                        -------------
                        2016                        $ 28
                        2017                          26
                        2018                          20
                        2019                          18
                        2020                          16
                        Remaining years after 2020    52
                                                    ----
                        Total                       $160
                                                    ====

Rent expense was $30 million, $29 million and $32 million in 2015, 2014 and 2013, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Commitments to Fund Partnership Investments

In the normal course of business, we enter into commitments to invest in limited partnerships, private equity funds and hedge funds. These commitments totaled $472 million at December 31, 2015.

Mortgage Loan Commitments

We have $984 million and $143 million in commitments related to commercial and residential mortgage loans, respectively, at December 31, 2015.

Contingencies

Legal Matters

Various lawsuits against us have arisen in the ordinary course of business. Except as discussed below, we believe it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on our financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments (GFA) when an assessment is probable and can be reasonably estimated. We estimate the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future GFA, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. Our liability for these guaranty fund assessments was $11 million and $12 million at December 31, 2015 and 2014, respectively.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into our operations, practices and procedures, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving us, we believe it is not likely that these regulatory examinations or inquiries will have a material adverse effect on our consolidated financial position, results of operations or cash flows.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


14. EQUITY

Accumulated Other Comprehensive Income

The following table presents the components of accumulated other comprehensive income:

                                                                                        December 31,
                                                                                     -----------------
(in millions)                                                                         2015      2014
-------------                                                                        ------  ---------
                                                                                              (Revised)
Unrealized appreciation of fixed maturity and equity securities, available for sale  $2,968  $   8,188
Net unrealized gains on other invested assets                                           549        832
Adjustments to DAC, VOBA and deferred sales inducements                                (500)    (1,183)
Shadow loss recognition                                                                 (18)      (872)
Foreign currency translation adjustments                                                 (3)        (4)
Deferred income tax                                                                    (663)    (1,026)
                                                                                     ------  ---------
Accumulated other comprehensive income                                               $2,333  $   5,935
                                                                                     ======  =========

The following table presents the other comprehensive income (loss) reclassification adjustments:

                                               Unrealized
                                              Appreciation
                                             (Depreciation)
                                                of Fixed
                                                Maturity
                                              Investments
                                                on Which
                                              Other-Than-                  Adjustments
                                               Temporary      Unrealized     to DAC,
                                                 Credit      Appreciation   VOBA, and  Unrealized    Foreign
                                              Impairments   (Depreciation)  Deferred    Insurance   Currency
                                                  were       of All Other     Sales       Loss     Translation
(in millions)                                  Recognized    Investments   Inducements Recognition Adjustments  Total
-------------                                -------------- -------------- ----------- ----------- ----------- -------
December 31, 2013 (Revised)
Unrealized change arising during period          $ 461         $(6,597)       $ 885      $1,152       $ (9)    $(4,108)
Less: Reclassification adjustments included
  in net income                                     92           1,726           50        (886)        (5)        977
                                                 -----         -------        -----      ------       ----     -------
Total other comprehensive income (loss),
  before income tax expense (benefit)              369          (8,323)         835       2,038         (4)     (5,085)
Less: Income tax expense (benefit)                 127          (3,024)         293         713         (1)     (1,892)
                                                 -----         -------        -----      ------       ----     -------
Total other comprehensive income (loss),
  net of income tax expense (benefit)            $ 242         $(5,299)       $ 542      $1,325       $ (3)    $(3,193)
                                                 =====         =======        =====      ======       ====     =======
December 31, 2014 (Revised)
Unrealized change arising during period          $ 130         $ 4,261        $(183)     $ (963)      $(17)    $ 3,228
Less: Reclassification adjustments included
  in net income                                     52             163           60        (101)        (9)        165
                                                 -----         -------        -----      ------       ----     -------
Total other comprehensive income (loss),
  before income tax expense (benefit)               78           4,098         (243)       (862)        (8)      3,063
Less: Income tax expense (benefit)                  30             198          (91)       (306)        (3)       (172)
                                                 -----         -------        -----      ------       ----     -------
Total other comprehensive income (loss),
  net of income tax expense (benefit)            $  48         $ 3,900        $(152)     $ (556)      $ (5)    $ 3,235
                                                 =====         =======        =====      ======       ====     =======
Year ended December 31, 2015
Unrealized change arising during period          $(304)        $(5,202)       $ 688      $  854       $ 10     $(3,954)
Less: Reclassification adjustments included
  in net income                                     38             (39)           5          --         14          18
                                                 -----         -------        -----      ------       ----     -------
Total other comprehensive income (loss),
  before income tax expense (benefit)             (342)         (5,163)         683         854         (4)     (3,972)
Less: Income tax expense (benefit)                (117)           (795)         241         303         (2)       (370)
                                                 -----         -------        -----      ------       ----     -------
Total other comprehensive income (loss),
  net of income tax expense (benefit)            $(225)        $(4,368)       $ 442      $  551       $ (2)    $(3,602)
                                                 =====         =======        =====      ======       ====     =======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the Consolidated Statements of Income:

                                                     Amount Reclassified from
                                                       Accumulated Other
                                                     Comprehensive Income
                                                     -----------------------
                                                     December 31,
                                                     -----------------------  Affected Line Item in the
(in millions)                                         2015    2014     2013   Statements of Income
                                                     -----   -----   ------   --------------------------------------------------
Unrealized appreciation of fixed maturity
  investments on which other-than-temporary credit
  impairments were recognized                        $  38   $  52   $   92   Net realized capital gains (losses)
Unrealized appreciation (depreciation) of all other
  investments                                          (39)    163    1,726   Net realized capital gains (losses)
Adjustments to DAC, VOBA and deferred sales
  inducements                                            5      60       50   Amortization of deferred policy acquisition costs
Shadow loss recognition                                 --    (101)    (886)  Policyholder benefits
Foreign currency translation adjustments                14      (9)      (5)
                                                     -----   -----   ------
   Total reclassifications for the period            $  18   $ 165   $  977
                                                     =====   =====   ======

15. STATUTORY FINANCIAL DATA AND RESTRICTIONS

The following table presents our statutory net income and capital and surplus:

 (in millions)                                              2015   2014   2013
 -------------                                             ------ ------ ------
 Years Ended December 31,
 Statutory net income                                      $1,413 $1,862 $3,431

 At December 31,
 Statutory capital and surplus                              8,894  9,167
 Aggregate minimum required statutory capital and surplus   2,134  2,184

We file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

The aggregate minimum required statutory capital and surplus is based on the greater of the Risk-based Capital (RBC) level that would trigger regulatory action or minimum requirements per state insurance regulation. At both December 31, 2015 and 2014, we exceeded the minimum required statutory capital and surplus requirements and all RBC minimum required levels.

In 2015, we adopted a permitted statutory accounting practice to report derivatives used to hedge interest rate risk on product-related embedded derivatives at amortized cost instead of fair value. The initial adoption of the permitted practice resulted in a reduction to our statutory surplus of $366 million at December 31, 2015. Other than the adoption of this permitted practice in 2015, the use of prescribed or permitted statutory accounting practices did not result in reported statutory surplus or risk-based capital that is significantly different from the statutory surplus or risk-based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices been followed in all respects.

Dividend Restrictions

Dividends that we may pay to the Parent in any year without prior approval of the Texas Department of Insurance (TDI) are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which can be paid over a rolling 12-month period to shareholders of Texas domiciled insurance companies

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

without obtaining the prior approval of the TDI is limited to the greater of:
(1) 10 percent of the preceding year's statutory surplus as regards to policyholders at the preceding December 31; or (2) the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of our unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2016 without prior approval of the TDI is $1.4 billion. Dividend payments in excess of positive retained earnings in 2013 and 2014 were classified and reported as a return of capital.

16. BENEFIT PLANS

Effective January 1, 2002, our employees participate in various benefit plans sponsored by AIG Parent, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the U.S. Plans). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

On August 27, 2015, AIG Parent amended the defined benefit pension plans, to freeze benefit accruals effective January 1, 2016. Consequently, these plans were closed to new participants and current participants ceased earning additional benefits as of December 31, 2015. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

Effective January 1, 2016, AIG Parent provides participants in the AIG Incentive Savings Plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service (IRS)-imposed limitations.

We are jointly and severally responsible with AIG Parent and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act (ERISA) qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including us. Accordingly, we are contingently liable for such obligations. We believe that the likelihood of payment under any of these plans is remote. Accordingly, we have not established any liability for such contingencies.

17. INCOME TAXES

The following table presents the income tax expense (benefit) attributable to pre-tax income (loss):

        Years Ended December 31,
        (in millions)                        2015     2014       2013
        -------------                       -----  ---------  ---------
                                                   (Revised)  (Revised)
        Current                             $ 549  $     401  $      81
        Deferred                             (111)       533       (368)
                                            -----  ---------  ---------
        Total income tax expense (benefit)  $ 438  $     934  $    (287)
                                            =====  =========  =========

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The U.S. statutory income tax rate is 35 percent for 2015, 2014 and 2013. Actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate, due to the following:

Years Ended December 31,
(in millions)                                                      2015     2014       2013
-------------                                                      ----  ---------  ---------
                                                                         (Revised)  (Revised)
U.S federal income tax expense at statutory rate                   $593  $   1,034  $   1,587
Adjustments:
   Reclassifications from accumulated other comprehensive income    (94)        19        (34)
   Dividends received deduction                                     (30)       (25)       (23)
   State income tax                                                  (5)        (1)        (6)
   Valuation allowance                                               --        (93)    (1,804)
   Other credits, taxes and settlements                             (26)        --         (7)
                                                                   ----  ---------  ---------
Total income tax expense (benefit)                                 $438  $     934  $    (287)
                                                                   ----  ---------  ---------

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

The following table presents the components of the net deferred tax assets (liabilities):

Years Ended December 31,
(in millions)                                                                2015      2014
-------------                                                              -------  ---------
                                                                                    (Revised)
Deferred tax assets:
   Losses and tax credit carryforwards                                     $   259  $     258
   Basis differences on investments                                          2,516      2,063
   Policy reserves                                                           1,765      1,855
                                                                           -------  ---------
Total deferred tax assets                                                    4,540      4,176
                                                                           -------  ---------
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (2,021)    (1,669)
   Net unrealized gains on debt and equity securities available for sale    (1,057)    (2,438)
   State deferred tax liabilities                                              (18)       (30)
   Capitalized EDP                                                             (52)       (44)
   Other                                                                       (27)       (30)
                                                                           -------  ---------
Total deferred tax liabilities                                              (3,175)    (4,211)
                                                                           -------  ---------
Net deferred tax asset (liability) before valuation allowance                1,365        (35)
Valuation allowance                                                           (920)        --
                                                                           -------  ---------
Net deferred tax asset (liability)                                         $   445  $     (35)
                                                                           =======  =========

The following table presents our tax losses and credit carryforwards on a tax return basis.

         December 31, 2015                            Tax   Expiration
         (in millions)                     Gross Effected      Periods
         -------------                     ----- -------- ------------
         Net operating loss carryforwards   $59    $ 21   2028 to 2032
         Foreign tax credit carryforwards    --      44   2016 to 2024
         Business credit carryforwards       --     194   2025 to 2034
                                                   ----
         Total carryforwards                       $259
                                                   ====

We are included in the consolidated federal income tax return of our ultimate parent, AIG Parent. Under the tax sharing agreement with AIG Parent, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, tax credits or net capital losses are utilized on a consolidated basis, we will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

We calculate current and deferred state income taxes using the actual apportionment and statutory rates for states in which we are required to file on a separate basis. In states that have a unitary regime, AIG Parent accrues and pays the taxes owed and does not allocate the provision or cash settle the expense with the members of the unitary group. Unlike for federal income tax purposes, AIG Parent does not have state tax sharing agreements. AIG Parent has determined that because the unitary tax expense will never be borne by the subsidiaries, the state tax unitary liability is not included in this separate company expense.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:

.. the nature, frequency and severity of cumulative financial reporting losses in recent years;

.. the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

.. the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

.. prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

Estimates of future taxable income, including income generated from prudent and feasible actions and tax planning strategies, could change in the near term, perhaps materially, which may require us to consider any potential impact to our assessment of the recoverability of the deferred tax asset. Such potential impact could be material to our consolidated financial condition or results of operations for an individual reporting period.

At December 31, 2015, recent changes in market conditions, including rising interest rates, impacted the unrealized tax losses in our available for sale portfolio, resulting in an increase to the related deferred tax asset. The deferred tax asset relates to the unrealized losses for which the carryforward period has not yet begun, and as such, when assessing its recoverability, we consider our ability and intent to hold the underlying securities to recovery. As of December 31, 2015, based on all available evidence, we concluded that a valuation allowance should be established on a portion of the deferred tax asset related to unrealized losses that are not more-likely-than-not to be realized.

In 2015, we established $920 million of valuation allowance associated with unrealized tax losses, all of which was allocated to other comprehensive income. For the year ended December 31, 2014, we recognized a decrease of $1.4 billion in the capital loss carryforward valuation allowance of which $93 million was allocated to income from continuing operations and $1.3 billion was allocated to other comprehensive income. Included in the $1.4 billion was a decrease in the capital loss carryforward valuation allowance of $187 million related to capital loss carryforward previously treated as expired that was restored and utilized in 2014.

Accounting For Uncertainty in Income Taxes

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

                                                           Years Ended December 31,
                                                           -----------------------
       (in millions)                                         2015         2014
       -------------                                       ------       ------
       Gross unrecognized tax benefits, beginning of year  $  27        $  36
          Increases in tax position for prior years            6           --
          Decreases in tax position for prior years           --           (9)
                                                           -----        -----
       Gross unrecognized tax benefits, end of year        $  33        $  27
                                                           =====        =====

At December 31, 2015 and 2014, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $33 million and $27 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At both December 31, 2015 and 2014, we had accrued liabilities of $7 million for the payment of interest (net of the federal benefit) and

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

penalties. In 2015, 2014 and 2013, we recognized expense of $1 million, income of $10 million and expense of $6 million respectively, for interest (net of the federal benefit) and penalties related to unrecognized tax benefits.

We regularly evaluate proposed adjustments by taxing authorities. At
December 31, 2015, such proposed adjustments would not have resulted in a material change to our consolidated financial condition, although it is possible that the effect could be material to our consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, we do not expect any change to be material to our consolidated financial condition.

We are currently under IRS examination for the taxable years 2007 to 2010. Although the final outcome of possible issues raised in any future examination is uncertain, we believe that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. Taxable years 2001 to 2015 remain subject to examination by major tax jurisdictions.

18. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

AIG Parent is subject to regulation by the Board of Governors of the Federal Reserve System (the Federal Reserve) as a systemically important financial institution (SIFI) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act. AIG Parent was subject to regulation by the Federal Reserve as a savings and loan holding company as of March 31, 2014.

As part of broad and on-going efforts to transform AIG Parent for long-term competitiveness, in the third quarter of 2015, AIG Parent finalized a series of initiatives focused on organizational simplification, operational efficiency, and business rationalization. On January 26, 2016, AIG Parent announced several actions designed to create a leaner, more profitable and focused insurer. These actions included a plan to reorganize its operating model into "modular," self-contained business units to enhance transparency and accountability. AIG Parent also introduced a new legacy portfolio, which aims to maximize value and release capital of certain run-off non-strategic assets and highlight progress on improving the return on equity of its operating portfolio.

Additional information on AIG Parent is publicly available in AIG Parent's regulatory filings with the U.S. Securities and Exchange Commission (SEC), which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, we purchase administrative, investment management, accounting, marketing and data processing services from AIG Parent or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. We incurred approximately $315 million, $305 million and $297 million for such services in 2015, 2014 and 2013, respectively. Accounts payable for such services were $692 million and $240 million at December 31, 2015 and 2014, respectively. We rent facilities and provide services on an allocated cost basis to various affiliates. We also provide shared services, including technology, to a number of AIG's life insurance subsidiaries. We earned approximately $812 million, $813 million and $805 million for such services and rent in 2015, 2014 and 2013, respectively. Accounts receivable for rent and services were $457 million and $57 million at December 31, 2015 and 2014, respectively.

We pay commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing our annuity products and mutual funds. Amounts incurred related to the broker-dealer services totaled $50 million, $55 million and $50 million in 2015, 2014 and 2013, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Selkirk Transactions

See Note 9 for discussion of Selkirk transactions.

Lighthouse VI

During 2013, we, along with an affiliate, executed three transactions in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within our Representative Security Account (RSA).

In each transaction, a portion of our securities were transferred to the RSA of our affiliate, The Variable Annuity Life Insurance Company (VALIC), in exchange for other VALIC securities. During 2015, we transferred securities with a fair market value of $121 million to two of the CTFs, of which 20% were then transferred to the RSA of VALIC, and the remaining 80% of the securities were transferred to our RSA. The assets transferred to VALIC's RSA in 2015 and 2013 qualified for de-recognition treatment.

Ambrose Transactions

During 2013 and 2014, we entered into securitization transactions in which we transferred portfolios of high grade corporate securities, and structured securities acquired from AIG Parent, to newly formed special purpose entities (the Ambrose entities), which are VIEs that we consolidate. As consideration for the transferred securities, we received beneficial interests in tranches of structured securities (Class A1, B, C and X) issued by each Ambrose entity. The Class A1, B and C Notes were designed to closely replicate the interest and principal amortization payments of the transferred securities. The Class X notes were subsequently transferred to AIG Parent. Each Ambrose entity issued a tranche of Class A2 notes to third party investors. One of the Ambrose entities also issued notes to our affiliate, VALIC, as consideration for similar transferred financial assets.

The Ambrose entities received capital commitments from a non-U.S. subsidiary of AIG Parent, which are guaranteed by AIG Parent. Pursuant to these capital commitments, the promissor will contribute funds to the respective Ambrose entity upon demand. AIG Parent indirectly bears the first loss position in each transaction through its ownership of the Class X notes and its guarantee of the capital commitments.

These capital commitments received by the Ambrose entities range from $200 million to $400 million per entity.

American Home and National Union Guarantees

We have a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies we issued between March 3, 2003 and December 29, 2006.

We, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) have a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

We, as successor-in-interest to SunAmerica Annuity and Life Assurance Company
(SAAL) and SunAmerica Life Insurance Company (SALIC) have a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

We, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), have a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life between July 13, 1998 and April 30, 2010.

American Home's and National Union's audited statutory financial statements are filed with the SEC in our registration statements for variable products we issued that are subject to the Guarantees.

Other

We purchase or sell securities, at fair market value, to or from our affiliates in the ordinary course of business.

During 2015, we transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling approximately $507 million, as part of an initiative to improve asset-liability management in AIG's domestic life and property casualty insurance companies. The initial purchase price will be adjusted after receipt of the limited partnerships' 2015 audited financial statements.

We engage in structured settlement transactions, certain of which involve affiliated property and casualty insurers that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life-contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity (SPIA) issued by us for the ultimate benefit of the claimant. The portion of our liabilities related to structured settlements involving life contingencies is reported in future policy benefits, while the portion not involving life contingencies is reported in policyholder contract deposits. In certain structured settlement arrangements, the property and casualty insurance company remains contingently liable for the payments to the claimant.

We had liabilities of $1.3 billion at both December 31, 2015 and 2014 related to SPIAs issued by us in conjunction with structured settlement transactions involving affiliated property and casualty insurers where those members remained contingently liable for the payments to the claimant. In addition, we had liabilities for the structured settlement transactions where the affiliated property and casualty insurers were no longer contingently liable for the payments to the claimant.

19. SUBSEQUENT EVENTS

We consider events or transactions that occur after the balance sheet date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. We have evaluated subsequent events through April 28, 2016, the date the financial statements were issued.

AIG announced on January 26, 2016 that it has agreed to sell AIG Advisor Group, our network of independent broker-dealers, to investment funds affiliated with Lightyear Capital LLC and PSP Investments. The transaction is expected to close in the second quarter of 2016, subject to regulatory approvals. Our consolidated Balance Sheet at December 31, 2015 reflected the assets and liabilities of AIG Advisor Group, which included $69 million of receivables, $286 million of other assets, $56 million of cash, $45 million of invested assets, $17 million of deferred income tax assets and $104 million of other liabilities. Our consolidated statements of income included total revenues of AIG Advisor Group of $1.4 billion in both 2015 and 2014, and $1.3 billion in 2013, and total expenses of AIG Advisor Group of $1.3 billion in both 2015 and 2014, and $1.2 billion in 2013.

                        American Home Assurance Company
                                An AIG Company

                               NAIC Code: 19380

                     Statutory Basis Financial Statements
                       As of December 31, 2015 and 2014
           and for the years ended December 31, 2015, 2014 and 2013

                                  (AIG LOGO)

                        American Home Assurance Company

                     Statutory Basis Financial Statements

  As of December 31, 2015 and 2014 and for the years ended December 31, 2015,
                                 2014 and 2013

                               Table of Contents

         Independent Auditor's Report                                                  1

         Statements of Admitted Assets                                                 3

         Statements of Liabilities, Capital and Surplus                                4

         Statements of Operations and Changes in Capital and Surplus                   5

         Statements of Cash Flows                                                      6

Note 1   Organization and Summary of Significant Statutory Basis Accounting Policies   7

Note 2   Accounting Adjustments to Statutory Basis Financial Statements               19

Note 3   Investments                                                                  22

Note 4   Fair Value of Financial Instruments                                          26

Note 5   Reserves for Losses and Loss Adjustment Expenses                             28

Note 6   Related Party Transactions                                                   31

Note 7   Reinsurance                                                                  40

Note 8   Income Taxes                                                                 43

Note 9   Capital and Surplus and Dividend Restrictions                                50

Note 10  Contingencies                                                                51

Note 11  Other Significant Matters                                                    54

Note 12  Subsequent Events                                                            56

                         Independent Auditor's Report

To the Board of Directors and Stockholders of American Home Assurance Company:

We have audited the accompanying statutory basis financial statements of American Home Assurance Company (the "Company"), which comprise the statements of admitted assets, liabilities and capital and surplus as of December 31, 2015 and 2014, and the related statements of operations and changes in capital and surplus and of cash flows for each of the three years in the period ended December 31, 2015.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America described in Notes 1B and 1D, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services, as described in Note 1B.

Emphasis of Matters

As discussed in Notes 1 and 6 to the accompanying financial statements, effective January 1, 2014, the National Union Admitted Lines Pooling Agreement and the AIG Property Casualty Surplus Lines Pooling Agreement were amended and replaced with a combined pooling agreement among the existing companies and AIU Insurance Company (the "Combined Pooling Agreement"). The Company's financial information as of and for the years ended December 31, 2015 and 2014 have therefore been presented in accordance with the terms of the Combined Pooling Agreement. The comparative financial statements for the year ended December 31, 2013 are reflective of the National Union Admitted Lines Pooling Agreement participation percentage that was in place during that year. Our opinion is not modified with respect to this matter.

As discussed in Notes 1, 5, 6 and 7 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

April 27, 2016

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

                         Statements of Admitted Assets

                                                                                     December 31, December 31,
                                                                                         2015         2014
                                                                                     ------------ ------------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value: 2015 - $16,942; 2014 - $19,062)   $    16,339  $    18,101
   Common stocks, at carrying value adjusted for nonadmitted assets
     (cost: 2015 - $252; 2014 - $87)                                                         244          107
   Preferred stocks, primarily at fair value (cost: 2015 - $34; 2014 - $18)                   34           18
   Other invested assets (cost: 2015 - $3,888; 2014 - $2,483)                              4,143        2,861
   Mortgage loans                                                                          1,185        1,050
   Derivative instruments                                                                     13           33
   Short-term investments, at amortized cost (approximates fair value)                        36          295
   Cash and cash equivalents                                                                  95          432
   Receivable for securities sold and other                                                    6            3
                                                                                     -----------  -----------
       Total cash and invested assets                                                $    22,095  $    22,900
                                                                                     -----------  -----------
Investment income due and accrued                                                    $       140  $       161
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                          839          711
   Premiums and installments booked but deferred and not yet due                             289          285
   Accrued retrospective premiums                                                            586          694
High deductible policy receivables                                                            55           89
Reinsurance recoverable on loss payments                                                     338          405
Funds held by or deposited with reinsurers                                                   184          191
Net deferred tax assets                                                                      846          794
Equities in underwriting pools and associations                                               12          118
Receivables from parent, subsidiaries and affiliates                                         684            1
Other assets                                                                                 117          141
Allowance provision                                                                          (82)         (82)
                                                                                     -----------  -----------
       Total admitted assets                                                         $    26,103  $    26,408
                                                                                     ===========  ===========

               See Notes to Statutory Basis Financial Statements

--------------------------------------------------------------------------------
3   STATEMENTS OF ADMITTED ASSETS - As of December 31, 2015 and 2014

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions, Except Par Value Per Share Information)
--------------------------------------------------------------------------------

                Statements of Liabilities, Capital and Surplus

                                                                                               December 31, December 31,
                                                                                                   2015         2014
                                                                                               ------------ ------------
Liabilities
Reserves for losses and loss adjustment expenses                                               $    13,171  $    13,429
Paid loss clearing contra liability (loss reserve offset for paid claims)                              (62)        (172)
Unearned premium reserves                                                                            3,181        2,969
Commissions, premium taxes, and other expenses payable                                                 238          247
Reinsurance payable on paid loss and loss adjustment expenses                                          205          163
Current federal taxes payable                                                                            5            5
Funds held by company under reinsurance treaties                                                     1,379        1,051
Provision for reinsurance                                                                               34           61
Ceded reinsurance premiums payable, net of ceding commissions                                          339          367
Collateral deposit liability                                                                           334          340
Payable for securities purchased                                                                         6           50
Payable to parent, subsidiaries and affiliates                                                         205          250
Other liabilities                                                                                      427          400
                                                                                               -----------  -----------
   Total liabilities                                                                           $    19,462  $    19,160
                                                                                               -----------  -----------
Capital and Surplus
Common capital stock, $17 par value, 1,758,158 shares authorized, 1,695,054 shares issued and
  outstanding                                                                                  $        29  $        29
Capital in excess of par value                                                                       6,139        5,363
Unassigned surplus                                                                                     471        1,853
Special surplus funds                                                                                    2            3
                                                                                               -----------  -----------
Total capital and surplus                                                                      $     6,641  $     7,248
                                                                                               -----------  -----------
Total liabilities, capital and surplus                                                         $    26,103  $    26,408
                                                                                               ===========  ===========

               See Notes to Statutory Basis Financial Statements

--------------------------------------------------------------------------------
4   STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2015
and 2014

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

          Statements of Operations and Changes in Capital and Surplus

                                                                               For the Years Ended December 31,
                                                                           ------------------------------------
                                                                                 2015        2014        2013
                                                                           -----------  ----------  ----------
Statement of Operations
Premiums earned                                                             $    5,495  $    5,593  $    5,427
                                                                           -----------  ----------  ----------
   Losses incurred                                                               3,940       3,416       3,156
   Loss adjustment expenses                                                      1,032         733         644
   Other underwriting expenses                                                   1,686       1,674       2,157
                                                                           -----------  ----------  ----------
Total underwriting expenses                                                      6,658       5,823       5,957
                                                                           -----------  ----------  ----------
Net underwriting loss                                                           (1,163)       (230)       (530)
                                                                           -----------  ----------  ----------
Investment gain:
   Net investment income earned                                                  1,209       1,188         896
   Net realized capital (losses) gains (net of capital gains tax
     expense (benefit): 2015 - $15; 2014 - $53; 2013 - $37)                       (107)       (161)        344
                                                                           -----------  ----------  ----------
Net investment gain                                                              1,102       1,027       1,240
                                                                           -----------  ----------  ----------
Net gain (loss) from agents' or premium balances charged-off                       (19)         (1)        (24)
Other (expense) income                                                              (5)        (11)         (9)
                                                                           -----------  ----------  ----------
Income after capital gains taxes and before federal income taxes                   (85)        785         677
Federal and foreign income tax (benefit) expense                                   (10)        (23)        (26)
                                                                           -----------  ----------  ----------
Net income (loss)                                                           $      (75) $      808  $      703
                                                                           -----------  ----------  ----------
Changes in capital and surplus
Capital and surplus, as of December 31, previous year                       $    7,248  $    5,092  $    6,004
   Adjustment to beginning surplus (Note 2)                                        (27)         (6)        (94)
                                                                           -----------  ----------  ----------
Capital and surplus, as of January 1,                                            7,221       5,086       5,910
   Other changes in capital and surplus:
       Net income                                                                  (75)        808         703
       Change in net unrealized capital losses (net of capital gains tax expense (benefit) : 2015 - $(40); 2014 - $8; 2013 -
         $(31))                                                                   (179)        (47)       (172)
       Change in net deferred income tax                                            81        (391)        (28)
       Change in nonadmitted assets                                                (45)        731        (210)
       Change in provision for reinsurance                                          27          (3)         (8)
       Capital contribution (distribution)                                         776       1,315          --
       Change in par value of common stock                                          --           9          --
       Dividends to stockholder                                                 (1,200)       (384)     (1,215)
       Foreign exchange translation                                                 58         123         113
       Change in statutory contingency reserve                                     (22)         --          --
       Other surplus adjustments                                                    (1)          1          (1)
                                                                           -----------  ----------  ----------
   Total changes in capital and surplus                                           (580)      2,162        (818)
                                                                           -----------  ----------  ----------
Capital and Surplus, as of December 31,                                     $    6,641  $    7,248  $    5,092
                                                                           ===========  ==========  ==========

               See Notes to Statutory Basis Financial Statements

--------------------------------------------------------------------------------
5   STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2015, 2014 and 2013

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)

                           Statements of Cash Flows

                                                                          Years Ended December 31,
                                                                       ------------------------------
                                                                         2015       2014       2013
                                                                       --------  ----------  --------
Cash from Operations
   Premiums collected, net of reinsurance                              $  5,676  $    5,588  $  5,895
   Net investment income                                                  1,051       1,008       782
   Miscellaneous income (expense)                                           (27)        (94)      (75)
                                                                       --------  ----------  --------
   Sub-total                                                           $  6,700  $    6,502  $  6,602
                                                                       --------  ----------  --------
   Benefit and loss related payments                                      3,912       3,768     3,565
   Commission and other expense paid                                      2,510       2,427     2,706
   Federal and foreign income taxes (recovered) paid                          1         (17)        7
                                                                       --------  ----------  --------
   Net cash provided from operations                                   $    277  $      324  $    324
                                                                       --------  ----------  --------
Cash from Investments
Proceeds from investments sold, matured, or repaid
   Bonds                                                                  5,222       5,593     4,490
   Stocks                                                                   186          17         5
   Mortgage loans                                                           272          43         1
   Other investments                                                        304         388       197
                                                                       --------  ----------  --------
   Total proceeds from investments sold, matured, or repaid            $  5,984  $    6,041  $  4,693
                                                                       --------  ----------  --------
Cost of investments acquired
   Bonds                                                                  4,245       6,010     4,170
   Stocks                                                                   251         360        39
   Mortgage loans                                                           440         583       464
   Other investments                                                      1,827         897       642
                                                                       --------  ----------  --------
   Total cost of investments acquired                                  $  6,763  $    7,850  $  5,315
                                                                       --------  ----------  --------
   Net cash (used in) provided from investing activities               $   (779) $   (1,809) $   (622)
                                                                       --------  ----------  --------
Cash from Financing and Miscellaneous Sources
   Capital contributions                                                     --           1        --
   Dividends to stockholder                                                (914)       (150)     (820)
   Borrowed funds received                                                   30          --        --
   Intercompany receipts (payments)                                         565       1,991        91
   Net deposit activity on deposit-type contracts and other insurance         1         (10)      (24)
   Equities in underwriting pools and associations                          118          95       476
   Collateral deposit liability (payments) receipts                          (5)        (75)       37
   Other (payments) receipts                                                111        (134)     (102)
                                                                       --------  ----------  --------
   Net cash provided from (used in) financing and miscellaneous
     activities                                                             (94)      1,718      (342)
                                                                       --------  ----------  --------
Net change in cash and short-term investments                              (596)        233      (640)
Cash and short-term investments
                                                                       --------  ----------  --------
   Beginning of year                                                   $    727  $      494  $  1,134
                                                                       --------  ----------  --------
   End of year                                                         $    131  $      727  $    494
                                                                       ========  ==========  ========

Refer to Note 11 D for description of non-cash items.

               See Notes to Statutory Basis Financial Statements

--------------------------------------------------------------------------------
6   STATEMENT OF CASH FLOW - for the years ended December 31, 2015, 2014 and
2013

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

1. Organization and Summary of Significant Statutory Basis Accounting Policies
--------------------------------------------------------------------------------

A. Basis of Organization and Presentation
--------------------------------------------------------------------------------

Organization
--------------------------------------------------------------------------------

American Home Assurance Company ("the Company" or "American Home") is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. ("AIG PC US"), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. ("AIG PC"), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the "Ultimate Parent" or "AIG"). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) both domestically and abroad.

Effective January 1, 2014, the National Union Admitted Lines Pooling Agreement (the "Admitted Pooling Agreement") and the AIG Property Casualty Surplus Lines Pooling Agreement (the "Surplus Pooling Agreement") were amended and replaced with a combined pooling agreement among the existing companies and AIU Insurance Company (the "Combined Pooling Agreement"), as listed below (the "Combined Pool").

The member companies of the Combined Pool, their National Association of Insurance Commissioners ("NAIC") company codes, inter-company pooling percentages under the Combined Pooling Agreement and states of domicile are as follows:

                                                                           NAIC     Pool Participation   State of
Company                                                                Company Code     Percentage       Domicile
---------------------------------------------------------------------  ------------ ------------------ ------------
National Union Fire Insurance Company of Pittsburgh, Pa. (National
  Union)*                                                                 19445             30%        Pennsylvania
American Home                                                             19380             30%          New York
Lexington Insurance Company (Lexington)                                   19437             30%          Delaware
Commerce and Industry Insurance Company (C&I)                             19410             5%           New York
AIG Property Casualty Company (APCC)                                      19402             5%         Pennsylvania
The Insurance Company of the State of Pennsylvania (ISOP)                 19429             0%         Pennsylvania
New Hampshire Insurance Company (New Hampshire)                           23841             0%           Illinois
AIG Specialty Insurance Company (Specialty)                               26883             0%           Illinois
AIG Assurance Company (Assurance)                                         40258             0%         Pennsylvania
Granite State Insurance Company (Granite)                                 23809             0%           Illinois
Illinois National Insurance Co. (Illinois National)                       23817             0%           Illinois
AIU Insurance Company (AIU)                                               19399             0%           New York

*  Lead Company of the Combined Pool

Refer to Note 6 for additional information on the Combined Pool and the effects of the changes in the intercompany pooling arrangements (the "2014 Pooling Restructure Transaction") and Note 12 regarding changes in the pooling participation percentage effective January 1, 2016.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency network. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing, partner organizations and the internet. There were no Managing Agents or Third party administrators who placed direct written premium with the Company in an account exceeding more than 5.0 percent of surplus of the Company for the years ending December 31, 2015, 2014, and 2013.

--------------------------------------------------------------------------------
7 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State/ Location                                                               2015     2014    2013
--------------------------------------------------------------------------  -------- -------  -------
United Arab Emirates                                                        $    141 $    --  $    --
Florida                                                                           81      70       50
New York                                                                          47      28       15
Indiana**                                                                         43      --       --
Foreign - Japan*                                                                  --    (444)     785

* 2014 includes the impact of a ($726) reserve transfer due to the 2014 Japan Branch Conversion which was presented as negative written premium in accordance with statutory accounting presentation requirements (refer to Note 6D for more information).
** The Indiana amounts for 2014 and 2013 were below 5% and also below $1; therefore it is not being presented in the table above.

Basis of Presentation
--------------------------------------------------------------------------------

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY SAP"). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

Additionally, the financial statements include the Company's U.S. operations, its Japan, Dubai, Caribbean, Jamaica and Argentina branch operations and its participation in the American International Overseas Association (the "Association"), as described in Note 6.

The Company's financial information as of and for the year ended December 31, 2015 and 2014 have been presented in accordance with the terms of the Combined Pooling Agreement. The financial information for the year ended December 31, 2013 is reflective of the Company's Admitted Pooling Agreement participation percentage in place during that year. Refer to Note 6 for additional information regarding the 2014 Pooling Restructure Transaction.

B. Permitted and Prescribed Practices
--------------------------------------------------------------------------------

NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY DFS") for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the ACCOUNTING PRACTICES AND PROCEDURES MANUAL ("NAIC SAP") have been adopted as a component of prescribed practices by the NY DFS. The Superintendent of the NY DFS (the "Superintendent") has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers' compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

Accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania ("PA SAP") has prescribed the availability of certain offsets in the calculation of the PROVISION FOR REINSURANCE, which offsets are not prescribed under NAIC SAP. The Company has received approval to reflect the transfer of the collection risk on certain of the Company's asbestos related reinsurance recoverable balances, to an authorized third party reinsurer, as another form of collateral acceptable to the commissioner with respect to the reinsurance recoverable balance from the original reinsurer.

In 2014, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred other than via commutation as part of the updated and amended Combined Pooling Agreement transaction within paid losses rather than as premiums written and earned. For more information, see Note 6. Similarly, in 2013, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred by novation as negative paid losses rather than premium written and earned, in relation to the withdrawal of a foreign affiliate from the Association, as described in Note 6. The Company requested such permitted practices as it believed the presentation within premiums would be distortive to the financial statements and not indicative of the economic substance of the respective transactions.

A similar permitted practice was received by the Company with respect to the presentation of consideration paid to Eaglestone Reinsurance Company ("Eaglestone") for loss portfolio transfers executed in 2015 and 2014.

--------------------------------------------------------------------------------
8 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The use of the aforementioned prescribed and permitted practices has not affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2015, 2014 and 2013 reporting periods.

A reconciliation of the net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

                                                        2015        2014        2013
                                                     ----------  ----------  ----------
Net income (loss), NY basis                          $      (75) $      808  $      703
State prescribed or permitted practices - addition
  (charge) NAIC SAP:
   Change in non-tabular discounting                         77          40          32
                                                     ----------  ----------  ----------
Net income (loss), NAIC SAP                                   2         848         735
                                                     ----------  ----------  ----------
Statutory surplus, NY basis                               6,641       7,248       5,092
State prescribed or permitted practices - charge
  NAIC SAP:
   Non-tabular discounting                                 (306)       (383)       (423)
   Credits for reinsurance                                   (4)        (40)        (28)
   Credits for collection risk on certain asbestos
     reinsurance recoveries                                 (41)        (81)       (157)
                                                     ----------  ----------  ----------
Statutory surplus, NAIC SAP                          $    6,290  $    6,744  $    4,484
                                                     ==========  ==========  ==========

C. Use of Estimates in the Preparation of the Financial Statements
--------------------------------------------------------------------------------

The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company's accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

..   Reserves for losses and loss adjustment expenses ("LAE") including estimates and recoverability of the related reinsurance assets;

..   Legal contingencies;

..   Other than temporary impairment ("OTTI") losses on investments;

..   Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets, Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in capital and surplus; and

..   Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions about matters, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company's statutory financial condition, results of operations and cash flows could be materially affected.

D. Accounting Policy Differences
--------------------------------------------------------------------------------

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("US GAAP"). NAIC SAP varies from US GAAP in certain respects, including:

Transactions                                    NAIC SAP Treatment                      US GAAP Treatment
-------------------------------------  -------------------------------------  -------------------------------------
Policy Acquisition Costs               Costs are immediately expensed and     Costs directly related to the
Principally brokerage commissions and  are included in OTHER UNDERWRITING     successful acquisition of new or
premium taxes arising from the         EXPENSES, except for reinsurance       renewal insurance contracts are
issuance of insurance contracts.       ceding commissions received in excess  deferred and amortized over the term of the cost to acquire business which  of the related insurance coverage.
                                       are recognized as a deferred
                                       liability and amortized over the
                                       period of the reinsurance agreement.

Unearned Premiums, Unpaid Losses and   Presented net of reinsurance           Presented gross of reinsurance with
Loss Expense Liabilities               recoverable.                           corresponding reinsurance recoverable
                                                                              assets for ceded unearned premium and
                                                                              reinsurance recoverable on unpaid
                                                                              losses, respectively.

--------------------------------------------------------------------------------
9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Transactions                                    NAIC SAP Treatment                        US GAAP Treatment
-------------------------------------  -------------------------------------  ------------------------------------------
Retroactive reinsurance contracts      Gains and losses are recognized in     Gains are deferred and amortized over
                                       earnings and surplus is segregated to  the settlement period of the ceded
                                       the extent gains are recognized.       claim recoveries. Losses are
                                       Certain retroactive affiliate or       immediately recognized in the
                                       related party reinsurance contracts    STATEMENTS OF OPERATIONS.
                                       are accounted for as prospective
                                       reinsurance if there is no gain in
                                       surplus as a result of the
                                       transaction.

Investments in Bonds held as:          Investment grade securities (rated by  All available for sale investments are
1) available for sale                  NAIC as class 1 or 2) are carried at   carried at fair value with changes in
2) fair value option                   amortized cost. Non- investment grade  fair value, net of applicable taxes,
                                       securities (NAIC rated 3 to 6) are     reported in accumulated other
                                       carried at the lower of amortized      comprehensive income within
                                       cost and fair value.                   shareholder's equity.

                                                                              Fair value option investments are
                                                                              carried at fair value with changes in
                                                                              fair value, net of applicable projected
                                                                              income taxes, reported in net
                                                                              investment income.

Investments in Equity Securities       Carried at fair value with unrealized  Same treatment as available for sale
classified as:                         gains and losses reported, net of      investments in bonds.
1) available for sale                  applicable taxes, in the STATEMENT OF
2) fair value option                   CHANGES IN CAPITAL AND SURPLUS.        Fair value option investments are
                                                                              carried at fair value with changes in
                                                                              fair value, net of applicable projected
                                                                              income taxes, reported in net
                                                                              investment income.

Investments in Limited Partnerships,   Carried at the underlying US GAAP      If aggregate interests allow the holding
Hedge Funds and Private Equity         equity with results from the           entity to exercise more than minor
Interests                              investment's operations recorded, net  influence (typically more than 3%), the
                                       of applicable taxes, as UNREALIZED     investment is carried at Net Asset
                                       GAINS (LOSSES) directly in the         Value ("NAV") with changes in value
                                       STATEMENTS OF CHANGES IN CAPITAL AND   recorded to net investment income.
                                       SURPLUS.

                                                                              Where the aggregate interests allow the
                                                                              entity to exercise only minor influence
                                                                              (typically less than 3%), the investment
                                                                              is recorded at NAV with changes in
                                                                              value recorded, net of tax, as a
                                                                              component of accumulated other
                                                                              comprehensive income in shareholder's
                                                                              equity.

Investments in Subsidiary, Controlled  Subsidiaries are not consolidated.     Consolidation is required when there is
and Affiliated Entities (SCAs)                                                a determination that the affiliated entity
                                                                              is a variable interest entity (VIE) and
                                                                              an entity has the power to direct the
                                                                              activities of the VIE.

                                       The equity investment in SCAs are      Investments in SCAs with greater than
                                       accounted for under the equity method  50 percent ownership of voting rights
                                       and recorded as Common stock           are generally consolidated.
                                       investments. Dividends are recorded
                                       within NET INVESTMENT INCOME.

                                                                              Investments in SCAs where the holding
                                                                              entity exercises significant influence
                                                                              (generally ownership of voting interests
                                                                              between 20 percent and 50 percent) are
                                                                              recorded at equity value. The change in
                                                                              equity is included within operating
                                                                              income.

Structured Settlements                 Structured settlement annuities where  For structured settlements in which the the claimant is the payee are treated  reporting entity has not been legally
                                       as completed transactions (thereby     released from its obligation with the
                                       allowing for immediate gain            claimant (i.e. the reporting entity
                                       recognition), regardless of whether    remains the primary obligor), resulting
                                       the reporting entity is the owner of   gains are deferred and amounts
                                       the annuity.                           expected to be recovered from such
                                                                              annuities are recorded as assets.

--------------------------------------------------------------------------------
10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Transactions                                    NAIC SAP Treatment                        US GAAP Treatment
-------------------------------------  -------------------------------------  ------------------------------------------
Statement of Cash Flows                STATUTORY STATEMENTS OF CASH FLOWS     THE STATEMENTS OF CASH FLOWS can be
                                       must be presented using the direct     presented using the direct or indirect
                                       method. Changes in cash, cash          methods, however are typically
                                       equivalents, and short-term            presented using the indirect method.
                                       investments and certain sources of     Presentation is limited to changes in
                                       cash are excluded from operational     cash and cash equivalents (short-term
                                       cash flows. Non-cash items are         investments are excluded). All non-
                                       required to be excluded in the         cash items are eliminated from the
                                       statement of cash flows and should be  presentation of cash flows.
                                       disclosed accordingly.

Deferred Federal Income Taxes          Deferred income taxes are established  The provision for deferred income for the temporary differences between  taxes is recorded as a component of
                                       tax and book assets and liabilities,   income tax expense, as a component of
                                       subject to limitations on              the STATEMENT OF OPERATIONS, except for
                                       admissibility of tax assets.           changes associated with items that are
                                                                              included within other comprehensive
                                       Changes in deferred income taxes are   income where such items are recorded
                                       recorded within capital and surplus    net of applicable income taxes.
                                       and have no impact on the STATEMENT
                                       OF OPERATIONS.

Statutory Adjustments                  Certain asset balances are designated  All assets and liabilities are included in
(applied to certain assets including   as nonadmitted, are excluded from the  the financial statements. Provisions for
goodwill, furniture and equipment,     STATUTORY STATEMENT OF ASSETS and are  uncollectible receivables are
deferred taxes in excess of            reflected as deductions from capital   established as valuation allowances and
limitations, prepaid expenses,         and surplus.                           are recognized as expense within the
overdue receivable balances and                                               STATEMENT OF OPERATIONS.
unsecured reinsurance amounts)         A PROVISION FOR REINSURANCE is
                                       established for unsecured reinsurance
                                       amounts recoverable from unauthorized
                                       and certain authorized reinsurers
                                       with a corresponding reduction to
                                       UNASSIGNED SURPLUS.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E. Significant Statutory Accounting Policies
--------------------------------------------------------------------------------

Premiums
--------------------------------------------------------------------------------

Premiums for insurance and reinsurance contracts are recorded as gross premiums written on the inception date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves include the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method.

Reinsurance premiums under a reinsurance contract are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12-month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12-month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and deducted from UNASSIGNED SURPLUS.

--------------------------------------------------------------------------------
11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience, based upon historical ratios of retrospectively rated loss development and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premium net of ceded written premium ("Net written premiums") that were subject to retrospective rating features as of December 31, 2015, 2014 and 2013 were as follows:

Years ended December 31,                                               2015  2014  2013
---------------------------------------------------------------------  ----  ----  ----
Net written premiums subject to retrospectively rated premiums         $ 83  $112  $114
Percentage of total net written premiums                                1.5%  2.1%  2.0%

As of December 31, 2015 and 2014, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts were $586 and $694, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $80 and $145 as of December 31, 2015 and 2014, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $14 and $19 as of December 31, 2015 and 2014, respectively.

The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (such deductibles are referred to as "reserve credits"). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies' insurance obligations. As of December 31, 2015 and 2014, the amounts of offsetting reserve credits on unpaid claims, recoverable on paid claims and nonadmitted balances were:

December 31,                                                            2015   2014
---------------------------------------------------------------------  ------ ------
Reserve credits on unpaid claims                                       $3,747 $3,698
Recoverable on paid claims                                                 74    110
Nonadmitted balance                                                        19     21

For warranty insurance, the Company generally provides reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of original warranties provided by the equipment manufacturer, if any.

Deposit Accounting
--------------------------------------------------------------------------------

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued
(i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self-insurance, or
(iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to OTHER INCOME in the STATEMENTS OF OPERATIONS.

--------------------------------------------------------------------------------
12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Deposit assets are recorded to OTHER ASSETS within the STATEMENTS OF ADMITTED ASSETS, refer to Note 11A. Deposit liabilities and deposit liabilities - funds held are recorded to OTHER LIABILITIES within the STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS, refer to Note 11B.

Premium Deficiency
--------------------------------------------------------------------------------

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related investment income are collectively not sufficient to cover the expected ultimate loss projection. As of December 31, 2015 and 2014, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance
--------------------------------------------------------------------------------

Transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES IN THE STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS. Initial gains or losses are recorded in OTHER INCOME in the STATEMENT OF OPERATIONS with surplus gains recorded as SPECIAL SURPLUS FUNDS FROM RETROACTIVE REINSURANCE which is a component of Capital and surplus that is restricted from dividend payment. Amounts recorded in SPECIAL SURPLUS FUNDS FROM RETROACTIVE REINSURANCE are amortized into UNASSIGNED SURPLUS when actual retroactive reinsurance recovered exceeds the consideration paid. The special surplus from retroactive reinsurance for each respective retroactive reinsurance agreement shall be reduced at the time the ceding entity begins to recover funds from the assuming entity in amounts exceeding the consideration paid by the ceding entity under such agreement, or adjusted due to changes in reserves ceded under the contract. For each agreement, the reduction in the special surplus is limited to the lesser of amounts recovered in excess of consideration paid or the initial surplus gain. Any remaining balance in the special surplus from retroactive reinsurance derived from any such agreement shall be returned to Unassigned surplus upon elimination of all policy obligations.

To the extent that the transfer of loss and LAE reserves is between affiliated entities and neither entity records a gain or loss, the transaction is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs
--------------------------------------------------------------------------------

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in OTHER UNDERWRITING EXPENSES. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance
--------------------------------------------------------------------------------

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. Amounts deemed uncollectible are reduced, with the required statutory basis provision for reinsurance deducted from surplus and reflected as the PROVISION FOR REINSURANCE LIABILITY. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty.

Following the 2014 Pooling Restructure Transaction, PA SAP is applied in the determination of the Company's PROVISION FOR REINSURANCE. For 2013 NY SAP was applied in the determination of the PROVISION FOR REINSURANCE.

Reserves for Losses and Loss Adjustment Expenses
--------------------------------------------------------------------------------

Reserves for case, IBNR and LAE losses are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Certain reserves are discounted in accordance with agreement with the NY DFS; see Note 5 for further details.

--------------------------------------------------------------------------------
13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Structured Settlements
--------------------------------------------------------------------------------

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity by the Company, generally from life insurers, to fund future claim obligations. In the event the life insurers providing the annuity do not meet their obligations, the Company would, in certain cases, become liable for the payments of benefits. As of December 31, 2015 there were no incurred losses, there has been no default by any of the participating life insurers and the Company has not reduced its loss reserves for any annuities purchased where it is both the owner and the payee. Management believes that based on the financial strength of the life insurers involved (mostly affiliates) the likelihood of the Company becoming liable, or incurring an incremental loss, is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies were $1,130 as of December 31, 2015.

As of December 31, 2015, the Company had annuities with aggregate statement values in excess of one percent of its policyholders' surplus with life insurer affiliates as follows:

                                                                                         Licensed in  Statement
Life Insurance Company                                                 State of Domicile  New York      Value
---------------------------------------------------------------------  ----------------- -----------  ---------
The United States Life Insurance Company in the City of New York           New York           Yes       $719
American General Life Insurance Company of Delaware                        Delaware            No        242
American General Life Insurance Company                                     Texas              No        119

Fair Value of Financial Instruments
--------------------------------------------------------------------------------

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace as discussed below:

    . Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

    . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

    . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value. The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

    . The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office ("NAIC IAO").

--------------------------------------------------------------------------------
14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

    . The fair value of derivatives are determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

    . The carrying value of all other financial instruments approximates fair value.

Cash Equivalents and Short Term Investments
--------------------------------------------------------------------------------

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds (including Loan Backed and Structured Securities)
--------------------------------------------------------------------------------

Loan-backed and structured securities ("LBaSS") include residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and asset-backed securities ("ABS"), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of "1" or "2" (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of "3", "4", "5", "5*", "6" or "6*" (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed and have not received a designation in over a year, from the NAIC IAO, are assigned a 6* designation and carried at zero, with unrealized losses charged to surplus. Bond and LBaSS securities that have been filed and received a 6* designation can carry a value greater than zero. Bond and LBaSS securities are assigned a 5* designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities ("MBS") and ABS prepayment assumptions were obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Mortgage Loans
--------------------------------------------------------------------------------

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums, discounts and impairments. Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property.

Preferred Stocks
--------------------------------------------------------------------------------

Perpetual preferred stocks with an NAIC rating of "P1" or "P2", having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of "RP1" or "RP2", which have characteristics of debt securities, are carried at amortized cost. All preferred stocks with an NAIC rating of "3" through "6" are carried at the lower of amortized cost or fair value.

Unaffiliated Common Stock Securities
--------------------------------------------------------------------------------

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as UNREALIZED GAINS(LOSSES) in UNASSIGNED SURPLUS, or as realized losses in the event a decline in value is determined to be other than temporary.

--------------------------------------------------------------------------------
15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Investments in subsidiaries and affiliated companies
--------------------------------------------------------------------------------

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any defined nonadmitted amounts). The Company's share of undistributed earnings and losses of affiliates are recorded as UNREALIZED GAINS (LOSSES) in UNASSIGNED SURPLUS.

Investments in joint ventures, partnerships and limited liability companies
--------------------------------------------------------------------------------

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as UNREALIZED GAINS(LOSSES). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as UNREALIZED GAINS (LOSSES) in UNASSIGNED SURPLUS, while changes resulting from amortization are recorded as NET INVESTMENT INCOME.

Derivatives
--------------------------------------------------------------------------------

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as UNREALIZED GAINS/(LOSSES) in UNASSIGNED SURPLUS.

Net investment income and gain/loss
--------------------------------------------------------------------------------

Investment income is recorded as earned and includes interest, dividends, and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment
--------------------------------------------------------------------------------

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to NET REALIZED CAPITAL GAINS (LOSSES) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered a candidate for OTTI evaluation if it meets any of the following criteria:

..   The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;

..   Fundamental credit risk of the issuer exists; and/or

..   Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected regardless of management's ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

..   If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred.

--------------------------------------------------------------------------------
16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

..   If the investments are trading at a significant (25 percent or more)
    discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

..   If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

..   If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered candidates for OTTI. OTTI factors that are periodically considered include:

..   If an order of liquidation or other fundamental credit issues with the partnership exists;

..   If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

..   If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

..   If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Equities in Pools & Associations
--------------------------------------------------------------------------------

The Company accounts for its participation in the Association by recording its participation in

..   net premium participation as gross premium,

..   the underwriting and net investment income results in the STATEMENTS OF
    OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS,

..   insurance and reinsurance balances in the STATEMENTS OF ADMITTED ASSETS AND
    LIABILITIES, CAPITAL AND SURPLUS; and

..   all other non-insurance assets and liabilities recorded as EQUITIES IN
    UNDERWRITING POOLS AND ASSOCIATIONS in the STATEMENTS OF ADMITTED ASSETS AND LIABILITIES, CAPITAL AND SURPLUS.

Foreign Currency Transactions
--------------------------------------------------------------------------------

Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Foreign denominated currency assets and liabilities or the results of non-U.S. operations are translated into U.S. dollars using rates of exchange prevailing at the period end date with the related translation adjustments recorded as unrealized gains or losses within UNASSIGNED SURPLUS in the STATEMENTS OF CAPITAL AND SURPLUS. All other realized gains and losses resulting from foreign currency transactions, not in support of foreign insurance operations, are included in OTHER INCOME in the STATEMENTS OF OPERATIONS.

Retirement Plans, Deferred Compensation, Postemployment Benefits and
Compensated Absences and Other Postretirement Benefit Plans
--------------------------------------------------------------------------------

The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

In August 2015, AIG amended the defined benefit pension plans, to freeze benefit accruals effective January 1, 2016. Consequently, these plans were closed to new participants and current participants ceased earning additional benefits as of December 31, 2015. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG and its subsidiaries.

AIG sponsors various defined contribution plans that provide for pre-tax salary reduction contributions by its U.S. employees. The most significant plan is the AIG Incentive Savings Plan, to which the Company makes matching contributions of 100 percent of the first six percent of employee contributions, subject to IRS imposed limitations. Effective January 1, 2016, participants began receiving an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2015, 2014 and 2013 of $5, $11 and $22, respectively.

--------------------------------------------------------------------------------
17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Depreciation
--------------------------------------------------------------------------------

Certain assets, principally electronic data processing ("EDP") equipment, software and leasehold improvements are designated as nonadmitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement.

Income Taxes
--------------------------------------------------------------------------------

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the "Tax Sharing Agreement") with AIG and approved by the Company's Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

..   The sections of the Internal Revenue Code relating to Alternative Minimum
    Tax ("AMT") are applied, but only if the AIG consolidated group is subject to AMT in the Consolidated Tax Liability, and;

..   The impact of Deferred Intercompany Transactions (as defined in Treas. Reg.
    (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

In 2014, the Company, modified the Tax Sharing Agreement which clarified certain tax attributes related to the 2013 Association distribution of AIG Europe Holdings Limited's ("AEHL") shares. The gain resulting from the transfer was treated as currently taxable and the Company's resulting tax liability was waived in the form of a deemed capital contribution. As a result, the Company recognized a benefit to surplus of $21. The NY DFS responded to the related informational submissions describing the amendment with no objection.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments ("TAAAs") shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

In 2014, the Company settled for cash certain tax payables and receivables with AIG. Such payables and receivables related to TAAAs that were reflected in an amended federal income tax return filing for the tax years 2007 to 2011, which was filed with the Internal Revenue Service ("IRS"). In 2013, the tax receivables were not admitted into surplus and as a result, the Company recognized a statutory capital benefit of $18 upon cash settlement.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability. As of December 31, 2015, the Company's separate return liability did not exceed the AIG consolidated tax liability and therefore no amounts were maintained in escrow.

--------------------------------------------------------------------------------
18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Deferred Taxes
--------------------------------------------------------------------------------

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

..   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

..   the sustainability of recent operating profitability of our subsidiaries;

..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and,

..   prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. Accounting Adjustments to Statutory Basis Financial Statements
--------------------------------------------------------------------------------

A. Change in Accounting Principles
--------------------------------------------------------------------------------

2015 Changes
--------------------------------------------------------------------------------

In 2015, the Company adopted the following change in the Statements of Statutory Accounting Principles ("SSAP"):

In March 2015, the Statutory Accounting Principles Working Group adopted revisions to SSAP No. 69, Statement of Cash Flow ("SSAP 69"), with a
December 31, 2015 effective date to clarify cash flow shall include cash, cash equivalents and short-term investments. Disclosure of non-cash items affecting assets and liabilities will be expanded to include non-cash operating items in addition to financing and investing items. The Company has adopted and applied these revisions in the 2015 STATEMENTS OF CASH FLOWS and related disclosures.

2014 Changes
--------------------------------------------------------------------------------

In 2014, the Company adopted the following changes in the SSAP:

Affordable Care Act Assessments: In June 2014, the NAIC issued SSAP No. 106, Affordable Care Act Assessments ("SSAP 106"), which provides accounting and disclosure guidance related to assessments on entities that issue health insurance. Under the Affordable Care Act ("ACA"), an assessment becomes payable to the U.S. Treasury once a health insurer provides health insurance for any subject U.S. health risk during the calendar year, in an amount based upon the amount of health insurance provided by such company in the prior year. Under SSAP 106, the amount of the assessment shall be expensed and recognized as a liability once the entity provides qualifying health insurance. Additionally, the guidance requires the recognition in Special Surplus, as a reclassification from Unassigned Surplus, of an amount equal to its estimated subsequent fee year assessment based upon the health insurance written in the current year. The special surplus is restored to unassigned surplus in the following year, when the health insurer recognizes the expense for the assessment.

Risk-Sharing Provisions: In December 2014, the NAIC issued SSAP No. 107, Accounting for the Risk-Sharing Provisions of the Affordable Care Act. This statement provides accounting guidance for the Risk Adjustment Program, the Transitional Reinsurance Program, and the Transitional Risk Corridor Program of the ACA. While the Company participates in the health insurance market and is subject to certain provisions of the ACA, such as the assessment described above, with the exception of the industry-wide assessment on health insurers to fund the Transitional Reinsurance Program, the Company's health insurance policies are not subject to the risk sharing provisions of the ACA. The impact of the guidance on the Company relates solely to the treatment of Transitional Reinsurance Program assessment.

--------------------------------------------------------------------------------
19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

B. Adjustments to Surplus
--------------------------------------------------------------------------------

During 2015, 2014 and 2013 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $(27), $(6) and $(94), respectively. In accordance with SSAP No. 3, ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS ("SSAP 3"), the corrections of errors have been reported in the 2015, 2014 and 2013 statutory financial statements as adjustments to UNASSIGNED SURPLUS. The impact of these corrections would have increased the 2014 and 2013 pre-tax income by $13 and $13, respectively. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2015, 2014 and 2013 is presented in the following tables:

                                                                       Policyholders' Total Admitted    Total
2015 Adjustments                                                          Surplus         Assets     Liabilities
---------------------------------------------------------------------  -------------- -------------- -----------
Balance at December 31, 2014                                             $    7,248    $    26,408   $    19,160
Adjustments to beginning Capital and Surplus:
   Asset corrections                                                             (1)            (1)           --
   Liability corrections                                                        (27)            --            27
   Income tax corrections                                                         1              1            --
                                                                         ----------    -----------   -----------
Total adjustments to beginning Capital and Surplus                              (27)            --            27
                                                                         ----------    -----------   -----------
Balance at January 1, 2015, as adjusted                                  $    7,221    $    26,408   $    19,187
                                                                         ==========    ===========   ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total admitted assets is primarily the result of a) a decrease in accrued retrospective premiums resulting from an overstatement of an accrual; b) a decrease in amounts recoverable from reinsurers due to the correction of a coding error; and c) a decrease in other assets due to a reduction of deductible recoverables on programs where the aggregate loss limits were already met; partially offset by d) an increase in deferred premiums due to unrecorded fee revenue; and e) an increase in equities and deposits in pools and associations resulting from a duplication in the expenses recorded.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in losses due to data remediation in addition to certain claims that were not adequately reserved; and b) corrections to the state tax payable account; partially offset by c) a decrease in other expenses and payable to parent, subsidiaries and affiliates due to the overstatement of prior year end expense accruals; d) a decrease in taxes, licenses, and fees related to amounts improperly reflected; and e) a decrease in funds held by company under reinsurance treaties and unearned premiums due to data remediation.

Income tax corrections - The increase in the tax assets is primarily the result of the tax effect of the corresponding asset and liability corrections, as well as partnership basis adjustments.

                                                                       Policyholders' Total Admitted
2014 Adjustments                                                          Surplus         Assets     Total Liabilities
---------------------------------------------------------------------  -------------- -------------- -----------------
Balance at December 31, 2013                                               $5,092        $23,671          $18,579
Adjustments to beginning Capital and Surplus:
   Asset corrections                                                           59             59               --
   Liability corrections                                                      (71)            --               71
   Income tax corrections                                                       6              6               --
                                                                           ------        -------          -------
Total adjustments to beginning Capital and Surplus                             (6)            65               71
                                                                           ------        -------          -------
Balance at January 1, 2014, as adjusted                                    $5,086        $23,736          $18,650
                                                                           ======        =======          =======

--------------------------------------------------------------------------------
20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in total admitted assets is the result of a) an increase in reinsurance recoverable related to the reversal of an accrued liability; b) an adjustment of an intangible asset resulting from the sale of the Canadian Branch of American Home Assurance Company; c) an increase in admitted assets due to Association's underutilization of reserves to offset the aged premium receivable in their nonadmitted penalty determination; partially offset by d) a decrease in reinsurance recoverable due to an increase in the related contingency reserve; and e) a decrease in reinsurance recoverable on paid losses related to miscoded ceded reinsurance.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in loss reserves resulting from errors identified during the completion of a reserve substantiation study, b) an increase in IBNR related to asbestos business and in the calculation of the insolvent and commute estimate, c) an increase in taxes, licenses, and fees related to workers' compensation surcharges, d) an increase in ceded reinsurance premiums payable resulting from unrecorded profit commission, e) an increase in intercompany payables due to prior year costs incurred from the development of a claims systems; and f) an increase to the unpaid loss reserves resulting from miscoded ceded reinsurance on a facultative claim; partially offset by g) a correction to the historical loss provision for balances previously charged off.

Income tax corrections - The decrease in taxes is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

                                                                       Policyholders' Total Admitted
2013 Adjustments                                                          Surplus         Assets     Total Liabilities
---------------------------------------------------------------------  -------------- -------------- -----------------
Balance at December 31, 2012                                               $6,004        $23,974          $17,970
Adjustments to beginning Capital and Surplus:
   Asset corrections                                                         (237)          (237)              --
   Liability corrections                                                      154             --             (154)
   Income tax corrections                                                     (11)           (11)              --
                                                                           ------        -------          -------
Total adjustments to beginning Capital and Surplus                            (94)          (248)            (154)
                                                                           ------        -------          -------
Balance at January 1, 2013, as adjusted                                    $5,910        $23,726          $17,816
                                                                           ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total admitted assets is primarily the result of a) nonadmitting investment assets; b) a reduction in deductible recoverable relating to high deductible policies; c) a decrease in other assets; and d) reductions in premium and reinsurance assets partially offset by
e) an increase in assets identified as deposits.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in reinsurance payables; b) adjustments to tax, license, and fee reserves; c) an increase in excess ceding commission accruals;
d) corrections to deposit accounting liabilities; and e) an increase in loss reserves relating to an asset correction noted in b) above.

Income tax corrections - The decrease in taxes is primarily the result of a) correction to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

--------------------------------------------------------------------------------
21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

3. Investments
--------------------------------------------------------------------------------

A. Bond Investments
--------------------------------------------------------------------------------

The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2015 and 2014 are outlined in the table below:

                                                                                     Gross      Gross
                                                                        Carrying   Unrealized Unrealized
December 31, 2015                                                        Value       Gains      Losses   Fair Value
---------------------------------------------------------------------  ----------- ---------- ---------- ----------
U.S. governments                                                       $       180  $      8   $    --   $      188
All other governments                                                          186         2        (3)         185
States, territories and possessions                                          1,058        67        --        1,125
Political subdivisions of states, territories and possessions                1,284        52        --        1,336
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities and their
  political subdivisions                                                     3,761       170        (2)       3,929
Industrial and miscellaneous                                                 9,870       435      (126)      10,179
                                                                       -----------  --------   -------   ----------
Total                                                                  $    16,339  $    734   $  (131)  $   16,942
                                                                       ===========  ========   =======   ==========

                                                                                     Gross      Gross
                                                                        Carrying   Unrealized Unrealized    Fair
December 31, 2014                                                        Value       Gains      Losses     Value
---------------------------------------------------------------------  ----------- ---------- ---------- ----------
U.S. governments                                                       $       618  $     12   $    (4)  $      626
All other governments                                                          266         9        --          275
States, territories and possessions                                          1,121        92        --        1,213
Political subdivisions of states, territories and possessions                1,629        79        --        1,708
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities and their
  political subdivisions                                                     4,188       226        (2)       4,412
Industrial and miscellaneous                                                10,279       598       (49)      10,828
                                                                       -----------  --------   -------   ----------
Total                                                                  $    18,101  $  1,016   $   (55)  $   19,062
                                                                       ===========  ========   =======   ==========

The carrying values and fair values of bonds at December 31, 2015, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                                       Carrying  Fair
December 31, 2015                                                       Value    Value
---------------------------------------------------------------------  -------- -------
Due in one year or less                                                $   284  $   284
Due after one year through five years                                    2,141    2,209
Due after five years through ten years                                   3,413    3,493
Due after ten years                                                      3,565    3,702
Structured securities                                                    6,936    7,254
                                                                       -------  -------
   Total                                                               $16,339  $16,942
                                                                       =======  =======

--------------------------------------------------------------------------------
22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

B. Mortgage Loan Investments
--------------------------------------------------------------------------------

The minimum and maximum lending rates for mortgage loans during 2015 were:

                                                                          Minimum        Maximum
Category                                                               Lending Rate % Lending Rate %
---------------------------------------------------------------------  -------------- --------------
Retail                                                                      2.9%            4.4%
Office                                                                      3.0%            4.2%
Industrial                                                                  2.5%            4.1%
Multi-Family                                                                3.8%            6.3%
Hotel/Motel                                                                 3.8%            4.7%
Other Commercial                                                            3.5%           10.0%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was
75.84 percent. All of the mortgage loans were in good standing as of December 31, 2015. The Company did not have any advanced amounts for taxes or assessments. The following table details an analysis of mortgage loans as of December 31, 2015 and 2014:

                                                      Residential            Commercial
                                                   ----------------- ---------------------------
                                              Farm Insured All Other Insured All Other Mezzanine Total
                                              ---- ------- --------- ------- --------- --------- ------
2015
   Recorded Investment
   Current                                    $--    $--      $--      $--    $1,185      $--    $1,185
2014
   Recorded Investment
   Current                                    $--    $--      $--      $--    $1,050      $--    $1,050

C. Loan-Backed and Structured Investments
--------------------------------------------------------------------------------

The Company did not record any non-credit other than temporary impairment losses during 2015 for loan-backed and structured securities.

As of December 31, 2015, the Company held loan-backed and structured securities for which it recognized $26 of credit-related OTTI during 2015 based on the present value of projected cash flows being less than the amortized cost of the securities.

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Aggregate unrealized losses:
                              Less than 12 Months                 $   29
                              12 Months or longer                 $   34
Aggregate related fair value of securities with unrealized
  losses:
                              Less than 12 Months                 $1,410
                              12 Months or longer                 $  608

The Company held structured notes as of December 31, 2015 with a total carrying value of $49. There were no structured notes held as of December 31, 2015 which were considered mortgage-referenced securities.

--------------------------------------------------------------------------------
23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

D. Unrealized losses
--------------------------------------------------------------------------------

The fair value of the Company's bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2015 and 2014 are set forth in the table below:

                                                         Less than 12 Months   12 Months or Longer          Total
December 31, 2015                                       --------------------- --------------------- ---------------------
                                                                   Unrealized            Unrealized            Unrealized
Description of Securities                               Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
------------------------------------------------------  ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                                          $    8     $  --       $ --       $ --      $    8     $  --
All other governments                                        102        (8)         2         --         104        (8)
States, territories and possessions                           20        --         --         --          20        --
Political subdivisions of states, territories and
  possessions                                                  8        --         --         --           8        --
Special revenue and special assessment obligations and
  all non-guaranteed obligations of agencies and
  authorities and their political subdivisions               223        (2)        --         --         223        (2)
Industrial and miscellaneous                               2,906      (100)       763        (63)      3,669      (163)
                                                          ------     -----       ----       ----      ------     -----
Total bonds                                                3,267      (110)       765        (63)      4,032      (173)
                                                          ------     -----       ----       ----      ------     -----
Affiliated                                                   139       (36)        24         (5)        163       (41)
Non-affiliated                                                --        --         --         --          --        --
                                                          ------     -----       ----       ----      ------     -----
Total common stocks                                          139       (36)        24         (5)        163       (41)
                                                          ------     -----       ----       ----      ------     -----
Total stocks                                                 139       (36)        24         (5)        163       (41)
                                                          ------     -----       ----       ----      ------     -----
Total bonds and stocks                                    $3,406     $(146)      $789       $(68)     $4,195     $(214)
                                                          ======     =====       ====       ====      ======     =====

                                                         Less than 12 Months   12 Months or Longer          Total
December 31, 2014                                       --------------------- --------------------- ---------------------
                                                                   Unrealized            Unrealized            Unrealized
Description of Securities                               Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
------------------------------------------------------  ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                                          $  337     $  (2)      $ 25       $ (1)     $  362     $  (3)
All other governments                                         24        (2)         1         --          25        (2)
States, territories and possessions                           14        --          1         --          15        --
Political subdivisions of states, territories and
  possessions                                                  5        --         --         --           5        --
Special revenue and special assessment obligations and
  all non- guaranteed obligations of agencies and
  authorities and their political subdivisions               198        --        121         (2)        319        (2)
Industrial and miscellaneous                               1,913       (49)       421        (25)      2,334       (74)
                                                          ------     -----       ----       ----      ------     -----
Total bonds                                                2,491       (53)       569        (28)      3,060       (81)
                                                          ------     -----       ----       ----      ------     -----
Affiliated                                                    --        --         22         (5)         22        (5)
Non-affiliated                                                28        (5)        --         --          28        (5)
                                                          ------     -----       ----       ----      ------     -----
Total common stocks                                           28        (5)        22         (5)         50       (10)
                                                          ------     -----       ----       ----      ------     -----
Total stocks                                                  28        (5)        22         (5)         50       (10)
                                                          ------     -----       ----       ----      ------     -----
Total bonds and stocks                                    $2,519     $ (58)      $591       $(33)     $3,110     $ (91)
                                                          ======     =====       ====       ====      ======     =====

--------------------------------------------------------------------------------
24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

E. Realized Gains/(Losses)
--------------------------------------------------------------------------------

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2015, 2014 and 2013 were as follows:

Years ended December 31                                   2015               2014               2013
-------------------------------------------------  ------------------ ------------------ ------------------
                                                             Equity             Equity             Equity
                                                    Bonds  Securities  Bonds  Securities  Bonds  Securities
                                                   ------  ---------- ------  ---------- ------  ----------
Proceeds from sales                                $3,176     $178    $2,737     $21     $1,834     $ 3
Gross realized gains                                   61        2        78       5         57      --
Gross realized losses                                 (34)      (3)      (14)     (1)        (7)     --

F. Derivative Financial Instruments
--------------------------------------------------------------------------------

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps, and currency forwards and futures to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company's exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contract to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

The currency and interest rate derivatives do not qualify for hedge accounting. As a result, the Company's currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS until the derivative expires at which time the related unrealized amounts are recognized in REALIZED CAPITAL GAINS/LOSSES.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the year ended December 31, 2015 and 2014.

                                                       December 31, 2015        Year ended December 31, 2015
                                                   -------------------------- ---------------------------------
                                                     Outstanding                 Realized    Unrealized capital
Derivative Financial Instrument                    Notional Amount Fair Value gains/(losses)  gains / (losses)
-------------------------------------------------  --------------- ---------- -------------- ------------------
Swaps                                                  $1,063         $16          $(12)            $16
Forwards                                                  177          (3)            3              (3)
                                                       ------         ---          ----             ---
Total                                                  $1,240         $13          $ (9)            $13
                                                       ------         ---          ----             ---

--------------------------------------------------------------------------------
25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

                                                            December 31, 2014        Year ended December 31, 2014
                                                        -------------------------- ---------------------------------
                                                          Outstanding                 Realized    Unrealized capital
Derivative Financial Instrument                         Notional Amount Fair Value gains/(losses)   gains / losses
------------------------------------------------------  --------------- ---------- -------------- ------------------
Swaps                                                       $  934         $33          $(15)            $33
Forwards                                                        71          --             3              --
                                                            ------         ---          ----             ---
Total                                                       $1,005         $33          $(12)            $33
                                                            ======         ===          ====             ===

G. Other Invested Assets
--------------------------------------------------------------------------------

During 2015, 2014 and 2013, the Company recorded OTTI impairment losses on investments in joint ventures and partnerships of $52, $14, and $17, respectively.

H. Investment Income
--------------------------------------------------------------------------------

The Company had no accrued investment income receivables over 90 days past due. Investment expenses of $32, $24 and $24 were included in NET INVESTMENT INCOME for the years ended December 31, 2015, 2014 and 2013, respectively.

I. Restricted Assets
--------------------------------------------------------------------------------

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $726 and $891 as of December 31, 2015 and 2014, respectively.

4. Fair Value of Financial Instruments
--------------------------------------------------------------------------------

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2015 and 2014:

2015                                                              Level 1 Level 2 Level 3 Total
----------------------------------------------------------------  ------- ------- ------- -----
Bonds                                                               $--    $433    $ 56   $489
Common stocks                                                        33      --      --     33
Derivative asset                                                     --      22      --     22
Derivative liabilities                                               --      (9)     --     (9)
Mutual funds                                                         --      --      --     --
                                                                    ---    ----    ----   ----
Total                                                               $33    $446    $ 56   $535
                                                                    ===    ====    ====   ====

2014                                                              Level 1 Level 2 Level 3 Total
----------------------------------------------------------------  ------- ------- ------- -----
Bonds                                                               $--    $419    $122   $541
Common stocks                                                        26      --      --     26
Derivative asset                                                     --      26       8     34
Derivative liabilities                                               --      (1)     --     (1)
Mutual funds                                                         27      --      --     27
                                                                    ---    ----    ----   ----
Total                                                               $53    $444    $130   $627
                                                                    ===    ====    ====   ====

There were no assets carried at fair value that were transferred between Level 1 and Level 2 during 2015 and 2014.

--------------------------------------------------------------------------------
26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

A. Fair Value Measurements in Level 3 of the Fair Value Hierarchy
--------------------------------------------------------------------------------

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2015 and 2014.

                                                                                                     Purchases,
                                    Beginning                             Total gains  Total gains     Sales,
                                    Balance at                            and (losses) and (losses)  Issuances,   Balance at
                                    January 1,  Transfers   Transfers out included in  included in  Settlements, December 31,
2015                                   2015    into Level 3  of Level 3    Net Income    Surplus        Net          2015
----------------------------------  ---------- ------------ ------------- ------------ ------------ ------------ ------------
Bonds                                  $122        $ 71         $(124)        $ 2          $ 5          $(20)        $ 56
Derivatives                               8          --            --          --           (4)           (4)          --
                                       ----        ----         -----         ---          ---          ----         ----
Total                                  $130        $ 71         $(124)        $ 2          $ 1          $(24)        $ 56
                                       ====        ====         =====         ===          ===          ====         ====

For the year ended December 31, 2015, transfers into/out of Level 3 assets primarily included certain investments in private placement corporate debt, and structured securities. Transfers into Level 3 assets were primarily the result of limited market pricing information that required the determination of fair value based on inputs that are adjusted to better reflect the Company's assumptions regarding the characteristics of a specific security or associated market liquidity. Transfers out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments. The transfers were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's assumptions regarding the characteristics of a specific security or the current liquidity in the market.

There were no derivative balances transferred to/from Level 3 during 2015.

                                                                                                     Purchases,
                                    Beginning                             Total gains  Total gains     Sales,
                                    Balance at                            and (losses) and (losses)  Issuances,   Balance at
                                    January 1,  Transfers   Transfers out included in  included in  Settlements, December 31,
2014                                   2014    into Level 3  of Level 3    Net Income    Surplus        Net          2014
----------------------------------  ---------- ------------ ------------- ------------ ------------ ------------ ------------
Bonds                                  $25         $81          $(110)        $ 3          $(79)        $202         $122
Derivatives                             (4)         --             --          --            12           --            8
                                       ---         ---          -----         ---          ----         ----         ----
Total                                  $21         $81          $(110)        $ 3          $(67)        $202         $130
                                       ===         ===          =====         ===          ====         ====         ====

For the year ended December 31, 2014, transfers into/out of Level 3 assets primarily included certain investments in private placement corporate debt, and structured securities. Transfers into Level 3 assets were primarily the result of limited market pricing information that required the determination of fair value based on inputs that are adjusted to better reflect the Company's assumptions regarding the characteristics of a specific security or associated market liquidity. Transfers out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments. The transfers were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's assumptions regarding the characteristics of a specific security or the current liquidity in the market.

There were no derivative balances transferred to/from Level 3 during 2014.

--------------------------------------------------------------------------------
27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

B. Fair Value of all Financial Instruments
--------------------------------------------------------------------------------

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2015 and 2014:

                                              Aggregate Fair                                          Not Practicable
December 31, 2015                                 Value      Admitted Assets Level 1 Level 2  Level 3  (Carry Value)
--------------------------------------------  -------------- --------------- ------- -------  ------- ---------------
Bonds                                            $16,942         $16,339      $ --   $13,746  $3,196        $--
Common stock                                          41              41        33         8      --         --
Derivatives - assets                                  22              22        --        22      --         --
Derivatives - liabilities                             (9)             (9)       --        (9)     --         --
Mortgage loans                                     1,194           1,185        --        --   1,194         --
Preferred stock                                       33              34        --        33      --         --
Short term investments                                36              36        25        11      --         --
                                                 -------         -------      ----   -------  ------        ---
Total                                            $18,259         $17,648      $ 58   $13,811  $4,390        $--
                                                 =======         =======      ====   =======  ======        ===

                                              Aggregate Fair                                          Not Practicable
December 31, 2014                                 Value      Admitted Assets Level 1 Level 2  Level 3  (Carry Value)
--------------------------------------------  -------------- --------------- ------- -------  ------- ---------------
Bonds                                            $19,062         $18,101       200    15,199   3,663         --
Common stock                                          26              26        26        --      --         --
Derivatives - assets                                  34              34        --        26       8         --
Derivatives - liabilities                             (1)             (1)       --        (1)     --         --
Mortgage loans                                     1,112           1,050        --        --   1,112         --
Mutual funds                                          27              27        27        --      --         --
Preferred Stocks                                      35              18        --        --      35         --
Short term investments                               295             295        11       284      --         --
                                                 -------         -------      ----   -------  ------        ---
Total                                            $20,590         $19,550      $264   $15,508  $4,818        $--
                                                 =======         =======      ====   =======  ======        ===

5. Reserves for Losses and Loss Adjustment Expenses
--------------------------------------------------------------------------------

A roll forward of the Company's net reserves for losses and LAE as of December 31, 2015, 2014 and 2013, is set forth in the table below:

December 31,                                                             2015     2014     2013
---------------------------------------------------------------------  -------  -------  -------
Reserves for losses and LAE, end of prior year                         $13,429  $12,445  $12,300
Incurred losses and LAE related to:
   Current accident year                                                 3,776    3,958    3,525
   Prior accident year                                                   1,196      191      275
                                                                       -------  -------  -------
   Total incurred losses and LAE                                       $ 4,972  $ 4,149  $ 3,800
                                                                       -------  -------  -------
Paid losses and LAE related to:
   Impact of pooling restructure transaction                                --    1,563       --
   Current accident year                                                  (980)  (1,034)    (744)
   Prior accident year                                                  (4,250)  (3,694)  (2,911)
                                                                       -------  -------  -------
   Total paid losses and LAE                                            (5,230)  (3,165)  (3,655)
                                                                       -------  -------  -------
Reserves for losses and LAE, end of current year                       $13,171  $13,429  $12,445
                                                                       =======  =======  =======

For 2015, the Company reported adverse loss and LAE net reserve development of $1,196 which includes a loss reserve discount charge of $78 due to accretion. The adverse development is comprised mainly of development on the Excess Casualty class of business of $457, the Primary Casualty Class of business of $338, and the Executive Liability class of business of $143. Original estimates are increased or decreased, as additional information becomes known regarding individual claims. Included in this increase, is $15 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2015, which was offset by additional premiums.

--------------------------------------------------------------------------------
28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

For 2014, the Company reported adverse loss and LAE net reserve development of $191, which includes a loss reserve discount benefit of $15 due to changes in the payout pattern assumptions, accretion, as well as the impact of the Combined Pooling Agreement (Note 6). The adverse development is comprised mainly of development on the Construction class of business of $87, the National Accounts class of business of $83, and the Executive Liability class of business of $69 partially offset with $120 of favorable development from the Japan branch transfer. Original estimates are increased or decreased as additional information becomes known regarding individual claims. Included in this increase is $32 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2014, which was offset by additional premiums.

For 2013, the Company reported adverse loss and LAE net reserve development of $275 including accretion of loss reserve discount of $58. The adverse development was mostly attributable to Transportation, Construction and Property classes of business partially offset by favorable development in Excess Casualty and Personal lines. Included in this increase is $32 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013, which was offset by additional premiums.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $189, $190 and $198 as of December 31, 2015, 2014 and 2013, respectively. The Company paid $11, $11 and $10 in the reporting period to settle 236, 190 and 173 claims related to extra contractual obligations or bad faith claims stemming from lawsuits as of December 31, 2015, 2014 and 2013, respectively.

A. Asbestos/Environmental Reserves
--------------------------------------------------------------------------------

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                                                     Asbestos Losses     Environmental Losses
                                                                  ---------------------- --------------------
December 31,                                                       2015   2014    2013   2015   2014   2013
----------------------------------------------------------------  -----  ------  ------  -----  -----  -----
   Direct -
Loss and LAE reserves, beginning of year                          $ 969  $1,186  $1,230  $ 97   $ 84   $ 85
Impact of pooling restructure transaction                            --      (1)     --    --      5     --
Incurred losses and LAE                                             (29)   (107)     97    62     33     27
Calendar year paid losses and LAE                                  (121)   (109)   (141)  (10)   (25)   (28)
                                                                  -----  ------  ------  ----   ----   ----
Loss and LAE Reserves, end of year                                $ 819  $  969  $1,186  $149   $ 97   $ 84
                                                                  -----  ------  ------  ----   ----   ----
   Assumed reinsurance -
Loss and LAE reserves, beginning of year                          $ 273  $  281  $  159  $ 13   $  5   $  7
Impact of pooling restructure transaction                            --     (41)     --    --     --     --
Incurred losses and LAE                                              33     114       9     1      9      3
Calendar year paid losses and LAE                                   (42)    (81)    113    --     (1)    (5)
                                                                  -----  ------  ------  ----   ----   ----
Loss and LAE Reserves, end of year                                $ 264  $  273  $  281  $ 14   $ 13   $  5
                                                                  -----  ------  ------  ----   ----   ----
   Net of reinsurance -
Loss and LAE reserves, beginning of year                          $  --  $   --  $   --  $ 55   $ 51   $ 52
Impact of pooling restructure transaction                            --      --      --    --     (2)    --
Incurred losses and LAE                                              --      --      --    37     18     19
Calendar year paid losses and LAE                                     9      --      --   (92)   (12)   (20)
                                                                  -----  ------  ------  ----   ----   ----
Loss and LAE Reserves, end of year                                $   9  $   --  $   --  $ --   $ 55   $ 51
                                                                  =====  ======  ======  ====   ====   ====

The Company estimates the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

--------------------------------------------------------------------------------
29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The Company had asbestos loss and LAE--IBNR and bulk reserves as follows:

Asbestos                                                                   Loss Reserves                LAE Reserves
December 31,                                                        2015     2014     2013    2015     2014       2013
----------------------------------------------------------------  -------- -------- -------- ------- --------- -----------
Direct basis:                                                     $    376 $    547 $    748 $    42 $      61 $        84
Assumed reinsurance basis:                                              81       96      133       9        11          13
Net of ceded reinsurance basis:                                          1       --       --      --        --          --

The Company had environmental loss and LAE - IBNR and bulk reserves as follows:

Environmental                                                                Loss Reserves                 LAE Reserves
December 31,                                                        2015      2014      2013      2015      2014      2013
----------------------------------------------------------------  --------- --------- --------- --------- --------- --------
Direct basis:                                                     $      67 $      32 $      16 $      29 $      14 $      7
Assumed reinsurance basis:                                                2         1         1         1         1       --
Net of ceded reinsurance basis:                                          --        18        10        --         8        4

B. Loss Portfolio Transfer
--------------------------------------------------------------------------------

Effective December 2015, the Company and certain AIG affiliated insurers (collectively, the "Reinsureds", each of which is a member of the Combined
Pool) entered into four loss portfolio transfer reinsurance agreements with Eaglestone. Under these agreements, the Reinsureds ceded certain casualty business which is no longer offered by the Reinsureds, including certain environmental liability and healthcare lines. The total consideration of $1,490, settled on a funds withheld basis, was equal to the sum of the subject reserves for unearned premiums, nominal losses and loss adjustment expenses (including IBNR). Additionally, pursuant to a permitted practice approved by the NY DFS, the Company recognized the consideration as negative paid losses, rather than as premiums written and earned.

Statutory accounting principles allow for prospective accounting treatment for intercompany reinsurance agreements among companies wholly owned by a common parent, provided there is no gain in surplus as a result of the transaction. As the consideration was set equal to the subject reserves for unearned premiums, nominal losses and loss adjustment expenses (including IBNR), there was no direct impact to surplus. Under the terms of the agreement, which was approved by the individual company's Insurance Department state of domicile, liabilities were transferred at statutory book value gross of discount. At inception, the carried loss reserve discount of $13 on the reserves subject to the LPT impacted the Company's net income and surplus. However, such income impact did not arise from the transaction itself, and therefore, such transactions were accounted for using the prospective method.

Effective April 2014, the Reinsureds executed two reinsurance agreements whereby the Combined Pool ceded portfolio transfers of certain Public Entity and Occupational Accident reserves to Eaglestone. Total premiums transferred as part of this transaction were $253 (equal to total reserves transferred).

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
Expenses
--------------------------------------------------------------------------------

The Company discounts both its workers' compensation (both tabular and non-tabular) and certain retained asbestos (non-tabular) reserves.

The calculation of the Company's tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a 3.5 percent interest rate. Only case basis reserves are subject to tabular discounting. The December 31, 2015 and 2014 liabilities include $1,243 and $1,276 of such discounted reserves, respectively.

Tabular Reserve Discount
--------------------------------------------------------------------------------

The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2015, 2014 and 2013.

Lines of Business                                                         2015       2014       2013
---------------------------------------------------------------------  ---------- ---------- ----------
Workers' Compensation
   Case Reserves                                                       $      191 $      187 $      215

--------------------------------------------------------------------------------
30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Non-Tabular Discount
--------------------------------------------------------------------------------

The Company's non-tabular workers' compensation case reserves are discounted using the Company's own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company's reserves as of December 31, 2015, 2014 and 2013.

Lines of Business                                                 2015 2014 2013
----------------------------------------------------------------  ---- ---- ----
Workers' Compensation
   Case Reserves                                                  $306 $383 $423

6. Related Party Transactions
--------------------------------------------------------------------------------

A. Combined Pooling Agreement
--------------------------------------------------------------------------------

As described in Note 1, effective January 1, 2014, the National Union Admitted Lines Pooling Agreement and the AIG Property Casualty Surplus Lines Pooling Agreement, through a series of reinsurance commutations and novations, subsequently entered into the Combined Pooling Agreement. The Combined Pooling Agreement represents a new reinsurance quota share agreement whereby the Pool Members share the underwriting risks (i.e. premiums earned, losses and LAE incurred, underwriting and other expenses and related assets and liabilities) in accordance with the respective companies' percentage participation. All lines of business written by the Combined Companies are subject to the pooling arrangement with the exception of American Home's Japan, Dubai, Jamaica and Argentina Branches. The Combined Companies are also parties to reinsurance agreements with non-affiliate reinsurers covering the business subject to the pooling agreement and have a contractual right of direct recovery from the non-affiliated reinsurers per the terms of such reinsurance agreements.

As a result of the January 1, 2014 transaction, insurance assets and liabilities (subject to the agreement) were transferred and accounted for on a prospective basis. The objective of the transaction was to better align legal entity underwriting risk with AIG PC's capital structure. The new Combined Pooling Agreement was approved by the individual company's Insurance Department state of domicile.

Consideration received or (paid) on the 2014 pooling restructure is as follows:

Company                                                                 Amount
---------------------------------------------------------------------  -------
National Union                                                         $ 1,494
American Home                                                            2,075
Lexington                                                                3,019
Specialty                                                               (1,680)
C&I                                                                     (1,672)
APCC                                                                       779
New Hampshire                                                           (1,989)
ISOP                                                                    (1,989)
AIU                                                                        (37)

--------------------------------------------------------------------------------
31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The following table shows the changes in assets, liabilities and surplus of the Company corresponding to the consideration received as a result of the 2014 Pooling Restructure Transaction:

                                                                             Amount
                                                                           ----------
Assets:
   Agents' balances or uncollected premiums                                $     (198)
   Funds held by or deposited with reinsured companies                            (30)
   Other insurance assets                                                         (88)
                                                                           ----------
       Total assets                                                              (316)
                                                                           ----------
Liabilities
   Unearned premium reserves (net)                                                334
   Reinsurance payable on paid losses and loss adjustment expenses                (50)
   Reserves for losses and loss adjustment expenses (net)                       1,563
   Funds held by company under reinsurance treaties                                19
   Ceded reinsurance premiums payable                                              38
   Other insurance liabilities                                                   (138)
                                                                           ----------
       Total Liabilities                                                   $    1,766
                                                                           ----------
Statement of Operations and Changes in Surplus
   Net premiums written                                                    $      334
   Change in unearned premium reserves                                           (334)
                                                                           ----------
   Premiums earned                                                                 --
                                                                           ----------
   Other underwriting expenses incurred                                            (7)
                                                                           ----------
   Net income                                                                      (7)
                                                                           ----------
   Total change in Surplus                                                         (7)
                                                                           ----------
Net Impact                                                                 $    2,075
                                                                           ----------
Consideration received
   Securities received                                                     $      272
   Cash received                                                                1,803
                                                                           ----------
Consideration Received                                                     $    2,075
                                                                           ==========

The Combined Pool members received a permitted practice from the domiciliary states that resulted in the reporting of consideration for the transfer of undiscounted loss reserves as paid (or negative paid) losses within losses incurred, rather than presenting such amounts within premiums written and earned. This permitted practice only relates to the inception of the pooling arrangement. As a result, the consideration paid relating to unearned premium is reflected as negative premiums written, as offset by the change in unearned premium, and the consideration relating to the transfer of undiscounted loss reserves and loss adjustment expenses was recorded as negative paid losses, as offset by the change in net losses incurred. This permitted practice had no effect upon net income or surplus for the period.

--------------------------------------------------------------------------------
32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Statutory accounting principles allow for prospective accounting treatment for modifications to existing intercompany pooling agreements that do not result in a gain in surplus to the insurance group or to impacted companies. Transfer of both assets and the liabilities valued at statutory book value ensures that there is no impact to surplus as a result of implementing a modification to an existing pooling arrangement. Under the terms of the Combined Pooling agreement, which was approved by the individual company's Insurance Department state of domicile, all assets and liabilities were transferred at statutory book value, gross of admissibility, recoverability allowances, provisions and discount amounts. Due to the adjustment for these amounts, there were impacts to the individual companies' net income and surplus amounts, mainly due to the prescribed or permitted practices of the individual company's Insurance Department state of domicile in comparison to other states of domicile. Specifically, changes in discount resulting from the net reduction in workers' compensation reserves retained following the reduction in the Company's pooling participation were reflected as a charge to income based on the state prescribed discount rates. In addition, the Combined Pool members were compensated for any previous acquisition costs associated with unearned premium reserves that were subject to transfer, as well as certain expense reallocations that had no effect to the Combined Pool. As a result of the transaction, the Company recorded an increase/(decrease) in its Assets, Liabilities, Surplus and Net Income subsequent to the changes associated with the net consideration received (described above), yet inclusive of the change in discount, acquisition costs and expense reallocation adjustments as follows:

                                                        Net Admitted
Line Description                                           Assets    Liabilities Surplus Net Income
------------------------------------------------------  ------------ ----------- ------- ----------
Change in nonadmitted assets                                $42         $ --      $  42    $  --
Workers' compensation discount                               --          106       (106)    (106)
Other allocations                                            12           10          2        6
                                                            ---         ----      -----    -----
Total                                                       $54         $116      $ (62)   $(100)
                                                            ===         ====      =====    =====

B. American International Overseas Association
--------------------------------------------------------------------------------

AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of applicable Association members, New Hampshire, American Home and National Union.

At the time of forming the Association, the member companies entered into a reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The 2015, 2014 and 2013 participation percentages for the Association pool member companies are set forth in the table below:

                                                                  NAIC Co. Participation
Member Company                                                      Code      Percent
----------------------------------------------------------------  -------- -------------
Combined Pool Member companies, as follows:
   National Union                                                  19445        78%
   New Hampshire                                                   23841        12%
   American Home                                                   19380        10%

The Company's participation in the Association is pooled among all Pool members in proportion to their participation in the Combined Pool.

The Association's fiscal year end is November 30. Although the fiscal year end for the members of the Company is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end (and therefore on a one month lag).

--------------------------------------------------------------------------------
33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The Company's participation in the Association's assets and liabilities at December 31, 2015 and 2014 was as follows:

December 31,                                                              2015        2014
---------------------------------------------------------------------  ----------  ----------
Assumed reinsurance premiums receivable                                $      235  $      250
Funds held by ceding reinsurers                                               167         166
Reinsurance recoverable                                                        67          87
Equity in underwriting pools and associations                                  12         118
                                                                       ----------  ----------
Total assets                                                                  481         621
                                                                       ----------  ----------
Loss and LAE reserves                                                         609         726
Unearned premium reserves                                                     276         255
Funds held                                                                     19          15
Ceded balances payable                                                         70          78
Assumed reinsurance payable                                                    98          82
Other liabilities                                                              11          45
                                                                       ----------  ----------
Total liabilities                                                           1,083       1,201
                                                                       ----------  ----------
Total surplus (deficit)                                                $     (602) $     (580)
                                                                       ==========  ==========

C. Significant Transactions
--------------------------------------------------------------------------------

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2015, 2014 and 2013 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2015, 2014 and 2013.

                                                                             Assets Received by   Assets Transferred by
2015                                                                             the Company           the Company
-------------------------------------------------------------------------   --------------------- ---------------------
                                                                            Statement             Statement
Date of Transaction  Explanation of Transaction        Name of Affiliate      Value   Description   Value   Description
-------------------  --------------------------      ---------------------- --------- ----------- --------- -----------
     02/02/15         Dividend                       AIG PC US                $ --             --   $600          Cash
     03/27/15         Purchase of securities         AIG                       149     Securities    149          Cash
     04/20/15         Sale of securities             National Union            180           Cash    180    Securities
     05/01/15         Purchase of securities         National Union            171     Securities    171          Cash
     05/15/15         Sale of securities             Eaglestone                164           Cash    164    Securities
     05/15/15         Purchase of securities         Eaglestone                164     Securities    164          Cash
     06/29/15         Dividend                       AIG PC US                  --                   286    Securities
     06/29/15         Dividend                       AIG PC US                  --                    14          Cash
     06/30/15         Parent loan                (a) AIG PC US                 211           Cash     --            --
     07/01/15         Repayment of Parent
                      loan                           AIG PC US                  --             --    211          Cash
     08/10/15         Sale of securities             National Union            244           Cash    244    Securities
     08/28/15         Dividend                       AIG PC US                  --                   300          Cash
     12/31/15                                        American General Life                Private
                      Securities transferred         Insurance Company         362         Equity    362    Securities
     12/31/15         Capital Contribution       (b) AIG PC US                 650    Receivables     --

(a) Refer to Note 6H for more details on the Parent loan.
(b) Refer to Note 12 for more details on the capital contribution.

--------------------------------------------------------------------------------
34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

                                                                        Assets Received by         Assets Transferred by
2014                                                                        the Company                 the Company
-----------------------------------------------------------------   --------------------------- ---------------------------
                         Explanation of
Date of Transaction       Transaction            Name of Affiliate  Statement Value Description Statement Value Description
-------------------  -----------------------     -----------------  --------------- ----------- --------------- -----------
    1/17/2014        Capital Contribution    (a)    AIG PC US           $1,293      Securities       $ --               --
    1/17/2014        Capital Contribution    (a)    AIG PC US                1            Cash         --               --
    1/17/2014        Capital Changes         (a)    AIG PC US                9         In Kind         --               --
    4/1/2014         Dividend                (b)    AIG PC US               --              --        234       Securities
    12/19/2014       Dividend                       AIG PC US               --              --        150             Cash
    12/31/2014       Capital Contribution    (c)    AIG PC US               21         In Kind         --               --
    Various          Purchase of securities         C&I                    629      Securities        630          Various
    Various          Purchase of securities         ISOP                   648      Securities        654             Cash
    Various          Purchase of securities         NHIC                   582      Securities        585             Cash

(a) Refer to Note 6A for more details on the 2014 Pooling Restructure
    Transaction
(b) Refer to Note 6D for more details on the Company's Japan Branch Conversion
(c) Refer to Note 1E, Income Taxes, for more detail

                                                                     Assets Received by   Assets Transferred by
2013                                                                     the Company           the Company
----------------------------------------------------------------    --------------------- ---------------------
                                                                    Statement             Statement
Date of Transaction  Explanation of Transaction  Name of Affiliate    Value   Description   Value   Description
-------------------  --------------------------  -----------------  --------- ----------- --------- -----------
    3/19/2013         Dividend                    AIG PC US           $ --            --    $ 77          Cash
    3/26/2013         Purchase of securities      Lexington             67    Securities      67          Cash
    3/31/2013         Dividend                    AIG PC US             --            --       1       In kind
    4/1/2013          Dividend                    AIG PC US             --            --      23          Cash
    5/13/2013         Dividend                    AIG PC US             --            --     180          Cash
    9/6/2013          Dividend                    AIG PC US             --            --     220          Cash
    9/30/2013         Dividend                    AIG PC US             --            --     320          Cash
    9/1/2013          Dividend                    AIG PC US             --            --     394       In kind
    12/11/2013        Purchase of securities      Association           35    Securities      35          Cash
    12/19/2013        Sale of securities          National Union       373          Cash     353    Securities

D. Restructuring Foreign Operations
--------------------------------------------------------------------------------

As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC continued to restructure the foreign branch operations of the Pool members. Generally, the results of these foreign branch operations, with the exception of American Home's Japan and Argentina branches, were historically reported as part of the operations of the Association by its member companies. The U.S. member companies of the Association share their participation with the other members of the Combined Pool. In 2015, seven branches formerly consolidated through the Association were directly consolidated to their direct member owner. With the exception of Argentina, Jamaica and Dubai, the branches are subject to the Combined Pooling Agreement.

Purchase of SCA
--------------------------------------------------------------------------------

As part of its legal entity simplification efforts, on April 1, 2015, the Company issued a $122 promissory note to AIU as consideration for the purchase of AIG Insurance Company China Limited. AIU distributed the promissory note within the AIG group of companies, and the promissory note was returned to the Company as a capital contribution.

--------------------------------------------------------------------------------
35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Japan Branch Conversion
--------------------------------------------------------------------------------

On April 1, 2014, The Company transferred substantially all the assets and liabilities of its Japan Branch to American Home Assurance Co. Ltd. ("AHJ"), a Japanese-domiciled insurance company that is 100% owned by AIG Property Casualty International ("PCI"), in exchange for 1,000 Class A shares of AHJ ("the AHJ Shares"). The AHJ Shares received by American Home were then distributed to AIG and such shares were further distributed to AIG PC and then contributed to PCI as capital contributed from AIG PC. The fair value for the AHJ shares was $234 equal to the fair value of the branch on the effective date of transfer.

The following reflects the impact of American Home's Japan Branch transfer (at statement value) on American Home's statutory financial statements during 2014:

                                                                             Net Impact
                                                                            -----------
Assets
Cash and invested assets                                                    $      (895)
Agents' balances or uncollected premiums                                            (34)
Reinsurance recoverable on loss payments                                            (29)
Receivables from parent, subsidiaries and affiliates                                 (3)
Other admitted assets                                                               (16)
                                                                            -----------
Total admitted assets                                                              (977)
                                                                            -----------
Liabilities
Reserves for losses and LAE                                                        (181)
Unearned premium reserves                                                          (385)
Commissions, premium taxes and other expenses payable                                (9)
Reinsurance payable on paid loss and LAE                                            (33)
Funds held by company under reinsurance treaties                                     (4)
Other liabilities                                                                   (83)
                                                                            -----------
Total liabilities                                                                  (695)
                                                                            -----------
Net assets                                                                  $      (284)
                                                                            -----------
Statement of Operations
Premium written                                                             $      (567)
                                                                            -----------
Premiums earned                                                                    (181)
Losses incurred                                                                    (181)
Net realized capital gains - investment                                              26
Net realized capital (losses) - foreign exchange                                    (39)
Net realized capital (losses) - other                                               (96)
                                                                            -----------
Net Income / (Loss)                                                                (109)
                                                                            -----------
Change in unrealized capital (loss)                                                 (26)
Change in unrealized foreign exchange                                                39
Change in nonadmitted assets                                                         46
                                                                            -----------
Total change in capital and surplus                                                 (50)
                                                                            -----------
Net Impact                                                                         (234)
                                                                            -----------
Dividends to stockholder                                                           (234)
                                                                            ===========

The impact on net income from the transaction includes a net realized loss of $109 comprised of the difference between the statutory net assets transferred, adjusted for nonadmitted assets (primarily capitalized EDP costs) of $96, the fair value of the stock distributed, to a loss on the realization of foreign exchange net assets $39, partially offset by the gain on the sale of invested assets of $26.

The Company and AHJ followed a statutory notice procedure, provided for under Japanese law, to facilitate the transfer of the branch's in-force business to AHJ without the need to obtain consent from each policyholder or ceding company individually. Based on the responses received during the notice procedure, the Company and AHJ determined that eligible policyholders effectively consented to the transfer. As a result, the completion of the notice procedure resulted in complete extinguishment of American Home's obligations under insurance policies eligible for transfer under the notice procedure.

--------------------------------------------------------------------------------
36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

AHJ agreed to assume primary responsibility (including policy administration and claims handling) for the policies not eligible under the notice procedure (the "Excluded Policies"), and further agreed to indemnify, defend and hold harmless the Company for any costs or expense the Company incurs with respect to such policies. In addition, AIG Japan Holding Kabushiki Kaisha ("AIGJHKK"), an affiliated company which owns 100% of AHJ, has agreed to guarantee AHJ's obligations to indemnify the Company for any costs or expenses arising from the Excluded Policies after the transfer date.

As a result of AHJ's assuming primary responsibility for the Excluded Policies and the Company's determination that it is probable that the Company will not be called upon to make any payments with respect to the Excluded Policies, the Company has reduced its loss reserves on such policies to zero from the effective date of the transfer. There were approximately $32 and $62 in loss reserves on Excluded Policies recorded by AHJ as of December 31, 2015 and 2014, respectively.

Loss Portfolio Transfers
--------------------------------------------------------------------------------

Japan Redirect

In 2013, the AIG PC US insurance companies entered into a series of novations, commutations and other agreement modifications that redirected the Japanese exit reinsurance flows from the Association members and nominees to National Union. The transaction had the overall effect of eliminating the Association's participation in any business from Japan, by transferring such reinsurance arrangements directly to the former Admitted Pool members through National Union. The difference between the consideration paid and the reserves transferred represents reimbursement of commissions ceded and the transfer of other receivables and payables.

American International Overseas, Ltd. (AIOL) De-risk

In 2013, AIOL withdrew from the Association and entered into a final settlement with American Home, New Hampshire and National Union that effected a full transfer to National Union of all assets, liabilities, and interests (whether present or future, and known or unknown) relating to AIOL's membership in the Association and participation in the reinsurance agreement that governs the insurance business pooled in the Association. Effective December 1, 2013 all profits and losses arising from the Association are shared as follows: American Home (10 percent), New Hampshire (12 percent) and National Union (78 percent).

A majority of the loss reserves transferred were executed by novation agreements, with the remaining reserve transfers being executed via commutation or other forms of agreement. The companies have obtained a permitted practice to present the consideration received in relation to loss reserves transferred as negative paid losses rather than as premiums earned. Therefore, all of the consideration received in relation to loss reserves transferred to the former Admitted pool members as a result of this transaction are treated the same way, regardless of the legal form of the agreement that effected the change. Absent this permitted practice, $655 of negative paid losses would instead have been presented as earned premiums at the total pool level.

Commission expenses represent an allowance for acquisition expenses to AIOL associated with the transferred unearned premiums.

--------------------------------------------------------------------------------
37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The impact of the Japan redirect and AIOL de-risk loss portfolio transfers are reflected in the following table after the impact of the US pooling:

                                                              Japan     AIOL de-
                                                             redirect     risk       Total
                                                             --------  ---------  ----------
Assets:
Insurance balances receivable, net                           $     46      $ 135  $      181
Equities in pools and associations                                 --        323         323
                                                             --------  ---------  ----------
Total Assets                                                 $     46      $ 458  $      504
                                                             --------  ---------  ----------
Liabilities:
Reserves for loss and LAE                                    $    155      $ 655  $      810
Unearned premium reserves                                         428        203         631
                                                             --------  ---------  ----------
Total Liabilities                                            $    583      $ 858  $    1,441
                                                             --------  ---------  ----------
Statement of Operations and Changes in Surplus:
Premiums written                                             $    428      $ 191  $      619
                                                             --------  ---------  ----------
Premiums earned                                                    --        (12)        (12)
Losses incurred                                                    --        (18)        (18)
Commission expense                                                179         48         227
Change in nonadmitted assets                                       --        (63)        (63)
                                                             --------  ---------  ----------
Total Change in Surplus                                      $   (179)     $(105) $     (284)
                                                             --------  ---------  ----------
Net Impact                                                   $   (358)     $(295) $     (653)
                                                             --------  ---------  ----------
Cash                                                         $     --      $ 130  $      130
Bonds                                                              --         35          35
Settlement of intercompany pooling balances                       358        130         488
                                                             --------  ---------  ----------
Net Consideration received                                   $    358      $ 295  $      653
                                                             ========  =========  ==========

Distribution of Affiliate
--------------------------------------------------------------------------------

In September 2013, the Association distributed shares of AEHL, cash and bonds to its members. The following details the distribution components received by the former Admitted Pool members from the Association:

                                                             National American    New
December 31, 2014                                             Union     Home   Hampshire  Total
-----------------------------------------------------------  -------- -------- --------- --------
AEHL Shares                                                  $    434 $    394 $    473  $  1,301
Cash                                                              269      417      119       805
Bonds                                                              --       --       73        73

Immediately following the receipt of this distribution, all of the AEHL shares received by New Hampshire, National Union and the Company were distributed by way of dividend and return of capital to AIG PC US. The former Admitted Pool members shared the Association interest (and the resulting AEHL consideration) in accordance with their pool participation percentages. The following table shows the impact of the contributions and distributions related to this transaction on each of the former Admitted Pool members:

--------------------------------------------------------------------------------
38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

                                              National American    New
December 31, 2014                              Union     Home   Hampshire   C&I    ISOP    APCC    Total
--------------------------------------------  -------- -------- --------- ------  ------  ------  ------
Change in:
   Total Assets                                $ (294)  $ (239)  $    12  $ (138) $   18  $   18  $ (623)
   Total Liabilities                               --       22       288      --      --      --     310
Statement of Operations and Changes in
  Surplus:                                         --       --        --      --      --      --      --
   Net Income                                     368      349        48     107      48      48     968
   Unrealized gains/(losses)                     (228)    (216)      (30)    (66)    (30)    (30)   (600)
   Dividends paid                                (199)    (394)     (142)   (179)     --      --    (914)
   Return of capital                             (235)      --      (152)     --      --      --    (387)
                                               ------   ------   -------  ------  ------  ------  ------
Total Surplus:                                 $ (294)  $ (261)  $  (276) $ (138) $   18  $   18  $ (933)
                                               ======   ======   =======  ======  ======  ======  ======

E. Amounts Due to or from Related Parties
--------------------------------------------------------------------------------

At December 31, 2015 and 2014, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

As of December 31,                                                            2015     2014
--------------------------------------------------------------------------  -------- --------
Balances with National Union                                                $     29 $     --
Balances with other member pool companies                                          1        1
Balances with other affiliates                                                   654       --
                                                                            -------- --------
Receivable from parent, subsidiaries and affiliates                         $    684 $      1
                                                                            -------- --------
Balances with National Union                                                $     14 $    189
Balances with other member pool companies                                          1       --
Balances with other affiliates                                                   190       61
                                                                            -------- --------
Payable to parent, subsidiaries and affiliates                              $    205 $    250
                                                                            ======== ========

Federal and foreign income taxes payable under the Tax Sharing Agreement at December 31, 2015 and 2014 was $5 for both years.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2015 and 2014.

F. Guarantees or Contingencies for Related Parties
--------------------------------------------------------------------------------

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 10.

G. Management, Service Contract and Cost Sharing Arrangements
--------------------------------------------------------------------------------

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

--------------------------------------------------------------------------------
39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company's admitted assets during 2015, 2014 and 2013:

Affiliates                                                          2015     2014     2013
----------------------------------------------------------------  -------- -------- --------
AIG Global Claims Services, Inc.                                  $    250 $    265 $    271
AIG PC Global Services, Inc.                                           166      153      134
                                                                  -------- -------- --------
Total                                                             $    416 $    418 $    405
                                                                  ======== ======== ========

In 2015, 2014 and 2013 management service costs included severance expenses pertaining to an AIG-wide initiative to centralize work streams into lower cost locations and create a more streamlined organization.

As of December 31, 2015 and 2014, short-term investments included amounts invested in the AIG Managed Money Market Fund of $11 and $283, respectively.

H. Borrowed Money
--------------------------------------------------------------------------------

The Company (among other affiliates) is a borrower under a Loan Agreement, dated December, 2014, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the "Loan Facility"). The aggregate amount of all loans that may be outstanding to the Company under the Loan Facility at a given time is $500. As of December 31, 2015, the Company has an outstanding liability, issued in December 2015, in the amount of $30 due to AIG. The principal amount is due on the one year anniversary of the date on which the loan was made. At the option of the Company, early repayment may be made. Interest at a rate equal to LIBOR + 15bps is required to be paid annually.

Significant debt terms and covenants include the following:

.. The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;

.. The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof;

.. The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) the Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

7. Reinsurance
--------------------------------------------------------------------------------

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) to an accumulation of losses from a number of smaller events; or c) to provide greater risk diversification. In addition, the Company may assume reinsurance from other insurance companies. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk.

--------------------------------------------------------------------------------
40 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


The following table presents direct, assumed reinsurance and ceded reinsurance written and earned for the year ended December 31, 2015, 2014 and 2013:

                                                   2015               2014              2013
                                             ----------------- ------------------ -----------------
Years Ended December 31,                     Written   Earned   Written   Earned  Written   Earned
---------------------------------------      -------- -------- --------  -------- -------- --------
Direct premiums                                   576      378     (211)      172      929    1,005
Reinsurance premiums assumed:
   Affiliates                                   7,714    7,503    7,799     7,460    7,002    6,771
   Non-affiliates                                 109      160      134       129      198      190
                                             -------- -------- --------  -------- -------- --------
       Gross premiums                           8,399    8,041    7,722     7,761    8,129    7,966
                                             -------- -------- --------  -------- -------- --------
Reinsurance premiums ceded:
   Affiliates                                   1,118      972      764       713      884    1,242
   Non-affiliates                               1,572    1,574    1,458     1,454    1,393    1,297
                                             -------- -------- --------  -------- -------- --------
       Net premiums                          $  5,709 $  5,495 $  5,500  $  5,594 $  5,852 $  5,427
                                             ======== ======== ========  ======== ======== ========

2014 Direct Written Premiums included the impact of ($726) reserve transfer due to the Japan Branch Conversion.

As of December 31, 2015 and 2014, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                                                             Unearned Premium Paid Losses and Reserves for Losses
                                                                 Reserves           LAE             and LAE
                                                             ---------------- --------------- -------------------
December 31, 2015:
   Affiliates                                                   $      663      $       86        $    9,417
   Non-affiliates                                                      455             252             2,688
                                                                ----------      ----------        ----------
   Total                                                        $    1,118      $      338        $   12,105
                                                                ----------      ----------        ----------
December 31, 2014:
   Affiliates                                                   $      517      $      115        $    9,594
   Non-affiliates                                                      458             290             2,954
                                                                ----------      ----------        ----------
   Total                                                        $      975      $      405        $   12,548
                                                                ==========      ==========        ==========

A. Reinsurance Return Commission
--------------------------------------------------------------------------------

The maximum amount of return commission which would have been due to reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2015 and 2014 with the return of the unearned premium reserve is as follows:

                          Assumed Reinsurance                Ceded Reinsurance                        Net
                   --------------------------------- --------------------------------- ---------------------------------
                   Premium Reserve Commission Equity Premium Reserve Commission Equity Premium Reserve Commission Equity
                   --------------- ----------------- --------------- ----------------- --------------- -----------------
December 31, 2015
   Affiliates         $  3,943          $  486          $    663          $  (138)        $  3,280          $  624
   All Other                45               6               455              (95)            (410)            101
                      --------          ------          --------          -------         --------          ------
Total                 $  3,988          $  492          $  1,118          $  (233)        $  2,870          $  725
                      --------          ------          --------          -------         --------          ------
December 31, 2014
   Affiliates         $  3,731          $  503          $    517          $    73         $  3,214          $  430
   All Other                96              13               458               64             (362)            (52)
                      --------          ------          --------          -------         --------          ------
Total                 $  3,827          $  516          $    975          $   137         $  2,852          $  378
                      ========          ======          ========          =======         ========          ======

--------------------------------------------------------------------------------
41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

B. Unsecured Reinsurance Recoverable
--------------------------------------------------------------------------------

Individual reinsurers with unsecured balances in excess of three percent of policyholders' surplus at December 31, 2015 and 2014 are as follows:

Reinsurer                                                                 2015       2014
---------------------------------------------------------------------  ---------- ----------
Affiliates:
   Combined Pool                                                       $    7,856 $    8,281
   Eaglestone Reinsurance Company                                             903        821
   United Guaranty Commercial Ins Co Of NC                                      3         --
   AIU Insurance Company, Ltd.--Japan                                           2         13
   Tata AIG General Insurance Company, Ltd.                                     2         --
   AIG Australia Ltd                                                            1         --
   AIG Insurance Company Of Canada C$                                           1         --
   Other affiliates                                                             4         14
                                                                       ---------- ----------
   Total affiliates                                                    $    8,772 $    9,129
                                                                       ---------- ----------
   Swiss Reinsurance America Corp                                             397        352
   Transatlantic Reinsurance Company                                           --        234
                                                                       ---------- ----------
Total Non-affiliates                                                          397        586
                                                                       ---------- ----------
   Total affiliates and non-affiliates                                 $    9,169 $    9,715
                                                                       ========== ==========

C. Reinsurance Recoverable in Dispute
--------------------------------------------------------------------------------

At December 31, 2015 and 2014, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $78 and $133 as of December 31, 2015 and 2014, respectively.

D. Reinsurance Agreements Qualifying for Reinsurer Aggregation
--------------------------------------------------------------------------------

In 2011, the Combined Pool companies entered into a retroactive loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool's net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to National Indemnity Company, an unaffiliated company. National Indemnity provides coverage up to a limit of $3,500 for subject business covered under the agreement. National Indemnity administers claims and pursues amounts recoverable from the Combined Pool companies' reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by National Indemnity. National Indemnity maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2015 the amount in trust was $2,768. The amount of the unexhausted limit under the National Indemnity agreement as of December 31, 2015 is $1,338. The Company has accounted for its cession to Eaglestone as prospective reinsurance in proportion to their pool participation percentage.

During 2015, the Combined Pool completed a commutation with Transatlantic Reinsurance Company and its subsidiaries ("Transatlantic") associated with both ceded and assumed reinsurance agreements covering the amounts due under, or in connection with, 1986 and prior reinsurance agreements and U.S. asbestos claims under 1987 and later reinsurance agreements. A total of $400 was paid by Transatlantic as a net commutation payment. A significant portion of the commuted arrangements related to asbestos losses that are subject to the retroactive reinsurance agreement with National Indemnity. Of the total consideration, Transatlantic paid $350 directly to National Indemnity pursuant to the Company's arrangement whereby National Indemnity administers the claims, bills and collects directly from reinsurers. The Combined Pool recognized a loss of $44 related to the portion of the commutation arrangement retained by the Combined Pool member companies, of which the Company's pool share was $13.

--------------------------------------------------------------------------------
42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

8. Income Taxes
--------------------------------------------------------------------------------

At December 31, 2015, the Company recorded gross deferred tax assets ("DTA") of $1,589. Management believes that it is more likely than not that these assets will be realized in the foreseeable future therefore the Company has not recorded a valuation allowance against its net deferred tax asset. Tax planning strategies had no impact on the determination of the net admitted DTA.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2015 and 2014 are as follows:

                                                12/31/2015              12/31/2014                Change
                                          ----------------------- ----------------------- ----------------------
                                          Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                                          -------- ------- ------ -------- ------- ------ -------- ------- -----
Gross DTA                                  $1,423   $166   $1,589  $1,336   $ 125  $1,461   $ 87    $ 41   $128
Statutory Valuation Allowance Adjustment       --     --       --      --      --      --     --      --     --
                                           ------   ----   ------  ------   -----  ------   ----    ----   ----
Adjusted Gross DTA                          1,423    166    1,589   1,336     125   1,461     87      41    128
Nonadmitted DTA                               250     --      250     178      --     178     72      --     72
                                           ------   ----   ------  ------   -----  ------   ----    ----   ----
Subtotal Admitted DTA                       1,173    166    1,339   1,158     125   1,283     15      41     56
DTL                                           293    200      493     231     258     489     62     (58)     4
                                           ------   ----   ------  ------   -----  ------   ----    ----   ----
Net Admitted DTA/(DTL)                     $  880   $(34)  $  846  $  927   $(133) $  794   $(47)   $ 99   $ 52
                                           ======   ====   ======  ======   =====  ======   ====    ====   ====

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2015 and 2014:

                                                           12/31/2015              12/31/2014                Change
                                                     ----------------------- ----------------------- ----------------------
                                                     Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                                                     -------- ------- ------ -------- ------- ------ -------- ------- -----
Carried back losses that reverse in subsequent
  three calendar years                                $   --   $ --   $   --  $   --   $ --   $   --   $ --     $--   $ --
Adjusted gross DTAs realizable within 36 months
  or 15 percent of statutory surplus (the lesser of
  1 and 2 below)                                         846     --      846     794     --      794     52      --     52
   1. Adjusted gross DTAs realizable within 36
     months                                              846     --      846     794     --      794     52      --     52
   2. 15 percent of statutory surplus                     --     --      869      --     --      968     --      --    (99)
Adjusted gross DTAs that can be offset against
  DTLs                                                   327    166      493     364    125      489    (37)     41      4
                                                      ------   ----   ------  ------   ----   ------   ----     ---   ----
   Total DTA admitted as the result of
     application of SSAP 101                          $1,173    166    1,339  $1,158   $125   $1,283   $ 15     $41   $ 56
                                                      ======   ====   ======  ======   ====   ======   ====     ===   ====

                                                                                           2015      2014
                                                                                        ----------  ------
Ratio percentage used to determine recovery period and threshold limitation amount             347%    394%
Amount of adjusted capital and surplus used to determine recovery period and threshold
  limitation in (2) above.                                                              $    5,795  $6,454

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,                                    2015     2014     2013
----------------------------------------------------------------  -------  -------  -------
Federal income tax                                                $   (14) $   (32) $   (36)
Foreign income tax                                                      4        9       10
                                                                  -------  -------  -------
Subtotal                                                              (10)     (23)     (26)
                                                                  -------  -------  -------
Federal income tax on net capital gains                                15       53       37
                                                                  -------  -------  -------
Federal and foreign income taxes incurred                         $     5  $    30  $    11
                                                                  =======  =======  =======

--------------------------------------------------------------------------------
43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2015 and 2014:

                                                                     2015       2014      Change
                                                                  ---------- ---------- ---------
Ordinary
Discounting of unpaid losses                                      $      294 $      330 $     (36)
Nonadmitted assets                                                        86         92        (6)
Unearned premium reserve                                                 269        208        61
Bad debt expense                                                          29         29        --
Net operating loss carry forward                                         399        344        55
Foreign tax credit carry forwards                                         51         56        (5)
Deferred tax on foreign operations                                         1          1        --
Investments                                                              261        238        23
Mortgage Contingency Reserve                                               8         --         8
Other temporary difference                                                25         38       (13)
                                                                  ---------- ---------- ---------
Subtotal                                                               1,423      1,336        87
                                                                  ---------- ---------- ---------
Statutory valuation allowance adjustment                                  --         --        --
Nonadmitted                                                              250        178        72
                                                                  ---------- ---------- ---------
Admitted ordinary deferred tax assets                             $    1,173 $    1,158 $      15
                                                                  ---------- ---------- ---------
Capital
Investments                                                       $      146 $      114 $      32
Unrealized capital losses                                                 19         10         9
Other temporary difference                                                 1          1        --
                                                                  ---------- ---------- ---------
Subtotal                                                                 166        125        41
                                                                  ---------- ---------- ---------
Statutory valuation allowance adjustment                                  --         --        --
Nonadmitted                                                               --         --        --
                                                                  ---------- ---------- ---------
Admitted capital deferred tax assets                                     166        125        41
                                                                  ---------- ---------- ---------
Admitted deferred tax assets                                      $    1,339 $    1,283 $      56
                                                                  ========== ========== =========

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2015 and 2014:

                                                                     2015       2014      Change
                                                                  ---------- ---------- ---------
Ordinary
Investments                                                       $      271 $      211 $      60
Fixed assets                                                               6          6        --
Other temporary differences                                               16         14         2
                                                                  ---------- ---------- ---------
Subtotal                                                                 293        231        62
                                                                  ---------- ---------- ---------
Capital
Investments                                                       $       81 $      108 $     (27)
Unrealized capital gains                                                 119        150       (31)
Other temporary differences                                               --         --        --
                                                                  ---------- ---------- ---------
Subtotal                                                                 200        258       (58)
                                                                  ---------- ---------- ---------
Deferred tax liabilities                                                 493        489         4
                                                                  ---------- ---------- ---------
Net deferred tax assets/liabilities                               $      846 $      794 $      52
                                                                  ========== ========== =========

--------------------------------------------------------------------------------
44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The change in net deferred tax assets is comprised of the following:

                                                                     2015       2014     Change
                                                                  ----------  --------  --------
Adjusted gross deferred tax assets                                $    1,589  $  1,461  $    128
Total deferred tax liabilities                                          (493)     (489)       (4)
                                                                  ----------  --------  --------
Net deferred tax assets/ (liabilities)                                 1,096       972       124
Deferred tax assets/(liabilities) - SSAP 3                                                     3
Deferred tax assets/(liabilities) - unrealized                                                40
                                                                  ----------  --------  --------
Total change in net deferred tax                                                        $     81
                                                                  ==========  ========  ========
Change in deferred tax - current year                                                         80
Change in deferred tax - current year - other surplus items                                    1
                                                                  ----------  --------  --------
Change in deferred tax - current year - total                                           $     81
                                                                  ==========  ========  ========

The following table shows the components of opening surplus adjustments upon current and deferred taxes for the year ended December 31, 2015

                                                                   Current  Deferred    Total
                                                                  --------  --------  --------
SSAP 3 impact:
SSAP 3 - general items                                            $     (7) $      3  $     (4)
SSAP 3 - unrealized gain/loss                                           --        --        --
                                                                  --------  --------  --------
Subtotal impact to admitted assets                                      (7)        3        (4)
SSAP 3 - nonadmitted impact                                              7        (2)        5
                                                                  --------  --------  --------
Total SSAP 3 impact                                               $     --  $      1  $      1
                                                                  ========  ========  ========

--------------------------------------------------------------------------------
45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2015, 2014 and 2013:

                                                                 2015                2014                2013
                                                          ------------------- ------------------- -------------------
Description                                                Amount  Tax Effect  Amount  Tax Effect  Amount  Tax Effect
--------------------------------------------------------- -------  ---------- -------  ---------- -------  ----------
Net Income Before Federal Income Taxes and Capital Gains
  Taxes                                                   $   (70)  $   (24)  $   838   $    293  $   714   $   250
Book to Tax Adjustments:
Tax Exempt Income, net of proration                          (124)      (43)     (171)       (60)    (203)      (71)
Dividend Received Deduction                                    --        --        (1)        --       --        --
Subpart F Income, Gross-Up & Foreign Tax Credits               --         3        --         --     (429)      (87)
Transfer Pricing                                              (35)      (12)      (31)       (11)      --        --
Stock Options And Other Compensation                           --        --        20          7       14         5
Change in Nonadmitted Assets                                   25         9       165         58      (87)      (30)
Change in Tax Position                                         --         1        --         --       --         1
Return to Provision                                            --        (1)       --          3       --        (3)
Reversal of Book/Tax Difference on Share Distribution          --        --       119         42       --        --
Change in contingency reserve                                 (22)       (8)       --         --       --        --
Other                                                           2        --         8          3       18         6
                                                          -------   -------   -------   --------  -------   -------
Total Book to Tax Adjustments                                (154)      (51)      109         42     (687)     (179)
                                                          -------   -------   -------   --------  -------   -------
Total Income Tax                                          $  (224)  $   (75)  $   947   $    335  $    27   $    71
                                                          =======   =======   =======   ========  =======   =======
Federal and Foreign Income Taxes Incurred                      --       (10)       --        (23)      --       (26)
Federal Income Tax on Net Capital Gains                        --        15        --         53       --        37
Change in Net Deferred Income Taxes                            --       (80)       --        391       --        28
Less: Change in Deferred Tax--Other Surplus Items              --        --        --        (86)      --        31
                                                          -------   -------   -------   --------  -------   -------
Total Income Tax                                          $    --   $   (75)  $    --   $    335  $    --   $    70
                                                          =======   =======   =======   ========  =======   =======

For the year ended December 31, 2014, the table above includes $42 of tax effected adjustments reflecting the different treatment for book and tax purposes of the distribution of the AHJ's assets and liabilities as detailed in
Note 6.

Operating loss and tax credit carry forwards
At December 31, 2015, the Company had net operating loss carry forwards originating
  during the years 2010 to 2015 and expiring through 2035 of:                           $1,141
At December 31, 2015, the Company had no capital loss carry forwards.                   $   --
At December 31, 2015, the Company had no AMT credit carry forwards.                     $   --
At December 31, 2015, the Company had foreign tax credits originating during the years
  2009 to 2015 and expiring through 2025 of:                                            $   51

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2015. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2015, the Company recorded gross receivables related to tax return errors and omissions in the amount of $8, all of which were nonadmitted. As of December 31, 2015, there were no liabilities related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company, and as of December 31, 2015, the tax years from 2000 to 2014 remain open.

The following table lists those companies that form part of the 2015 AIG consolidated federal income tax return:

--------------------------------------------------------------------------------
46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                         Company                   Company                  Company                  Company
----------------------- ------------------------- ------------------------ ------------------------ ------------------------
A.I. Credit Consumer    AH SubGP 39               AIG Century              AIG GLOC Holdings        AIG Property Casualty
Discount Company        Wellington Place, LLC     Verwaltungsgesellschaft  Corporation              Inc.
                                                  mbH

A.I. Credit Corp.       AH SubGP 479 Sunrise,     AIG Claims, Inc.         AIG Home Loan 1,         AIG Property Casualty
                        LLC                                                LLC                      Insurance Agency, Inc.

AGC Life Insurance      AH SubGP 503              AIG Commercial           AIG Home Loan 2,         AIG Property Casualty
Company                 Southgate II, LLC         Equipment Finance        LLC                      International, LLC
                                                  Company, Canada

Agency Management       AH SubGP 585 St.          AIG Commercial           AIG Home Loan 3,         AIG Property Casualty
Corporation             Clair, LLC                Equipment Finance,       LLC                      U.S., Inc.
                                                  Inc.

AGLA Services Company   AH SubGP 706 River        AIG Consumer Finance     AIG Home Loan 4,         AIG Real Estate
LLC                     Run II, LLC               Group, Inc.              LLC                      Investment &
                                                                                                    Management Co. (P.R.),
                                                                                                    Inc.

AH SubGP 1120 Camp      AH SubGP 835              AIG Credit (Europe)      AIG Insurance            AIG Realty, Inc.
Verde, LLC              Whispering, LLC           Corporation              Management Services,
                                                                           Inc.

AH SubGP 1167           AH SubGP GAG              AIG Credit Corp.         AIG International Inc.   AIG Relocation, Inc.
Steeplechase, LLC       Gandolf, LLC

AH SubGP 1199 Rancho    AH SubGP MDL, LLC         AIG Direct Insurance     AIG Kirkwood, Inc.       AIG S1, Inc.
Del Sol, LLC                                      Services, Inc.

AH SubGP 1210           AIA Aurora LLC            AIG Employee             AIG Korean Real Estate   AIG Securities Lending
Geronimo, LLC                                     Services, Inc.           Development YH           Corp.

AH SubGP 1211 Mision    AICCO, Inc.               AIG Enterprise           AIG Life Holdings, Inc.  AIG Shared Services
Del Valle, LLC          [Delaware]                Services, LLC                                     Corporation

AH SubGP 1212 Painted   AIG Advisor Group,        AIG Equipment            AIG Life of Bermuda,     AIG Shared Services
Desert, LLC             Inc.                      Finance Holdings, Inc.   Ltd.                     Corporation -
                                                                                                    Management Services

AH SubGP 1384           AIG Aerospace             AIG FCOE, Inc.           AIG Lodging              AIG Specialty
Woodglen, LLC           Adjustment Services,                               Opportunities, Inc.      Insurance Company
                        Inc.

AH SubGP 1470           AIG Aerospace             AIG Federal Savings      AIG Markets, Inc.        AIG Spring Ridge I,
Palmetto, LLC           Insurance Services, Inc.  Bank                                              Inc.

AH SubGP 1535 Hunter's  AIG Asset Management      AIG Financial Advisor    AIG Matched Funding      AIG Technologies, Inc.
Run, LLC                (U.S.), LLC               Services, Inc.           Corp.

AH SubGP 1548 Walnut,   AIG Assurance             AIG Financial Products   AIG MEA Investments      AIG Trading Group Inc.
LLC                     Company                   Corp.                    and Services, Inc.

AH SubGP 1551 Spanish   AIG BG Holdings LLC       AIG Funding, Inc.        AIG Mortgage Capital,    AIG Travel Assist, Inc.
Creek, LLC                                                                 LLC

AH SubGP 1597           AIG Brazil Holding I,     AIG G5, Inc.             AIG North America,       AIG Travel EMEA
Broadmoor, LLC          LLC                                                Inc.                     Limited

AH SubGP 1600 Rainer,   AIG Brazil Holding II,    AIG Global Asset         AIG Offshore Systems     AIG Travel Europe
LLC                     LLC                       Management Holdings      Services, Inc.           Limited
                                                  Corp.

AH SubGP 1631           AIG Capital               AIG Global Capital       AIG PC European          AIG Travel Insurance
Broadway, LLC           Corporation               Markets Securities,      Insurance Investments    Agency, Inc.
                                                  LLC                      Inc.

AH SubGP 1661           AIG Capital Services,     AIG Global Claims        AIG PC Global            AIG Travel, Inc.
Woodchase, LLC          Inc.                      Services, Inc.           Services, Inc.

AH SubGP 1694 Sonoma,   AIG Castle Holdings II    AIG Global Real Estate   AIG Portfolio Solutions  AIG United Guaranty
LLC                     LLC                       Investment (Europe)      LLC                      Agenzia di
                                                  Limited                                           Assicurazione S.R.L.

AH SubGP 206 West       AIG Castle Holdings       AIG Global Real Estate   AIG Procurement          AIG United Guaranty,
Park, LLC               LLC                       Investment Corp.         Services, Inc.           Sociedad Limitada

AH SubGP 245 Garland,   AIG Central Europe &      AIG Global Real Estate   AIG Property Casualty    AIG Warranty Services
LLC                     CIS Insurance Holdings    Investment Corp.         Company                  of Florida, Inc.
                        Corporation               [Russia]

--------------------------------------------------------------------------------
47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                         Company                 Company                  Company                   Company
------------------------ ----------------------- ----------------------- ------------------------- -------------------------
AH SubGP 348 River       AIG Century GmbH &      AIG Global Real Estate  AIG Property Casualty     AIG Warranty Services,
Run, LLC                 Co. KGaA                Investment de Mexico,   Europe Financing          Inc.
                                                 S. de R.L. de C.V.      Limited

AIG WarrantyGuard, Inc.  AIGGRE St. Simons       Applewood Funding       Financial Service         Macori, Inc. [Delaware]
                         Investor LLC            Corp.                   Corporation

AIG.COM, Inc.            AIGGRE St. Tropez       Attorneys &             First Mortgage            Macori, Inc. [Texas]
                         Investor LLC            Professional Insurance  Insurance Company
                                                 Services, Inc.

AIG-FP Capital Funding   AIGGRE Toringdon        Barnegat Funding Corp.  First Principles Capital  Maksin Management
Corp.                    Investor LLC                                    Management, LLC           Corp.

AIG-FP Capital           AIGGRE Vantage Point    Blackbird Investments   Fischbach, LLC            Managed Care
Preservation Corp.       Investor LLC            LLC                                               Concepts of Delaware,
                                                                                                   Inc.

AIG-FP Matched Funding   AIGGRE Windy Ridge      Blackcap Investments    Flamebright Investment    Max Bingo Investments
Corp.                    Investor LLC            LLC                     Limited                   Limited

AIG-FP Pinestead         AIU Insurance           Bluewood Investments    Forest SAHP Corp.         Medical Excess
Holdings Corp.           Company                 LLC                                               Insurance Services, Inc.

AIG-FP Private Funding   AIUH LLC                Branch Retail Partners  FQA, LLC                  Medical Excess LLC
(Cayman) Limited                                 Consolidated, L.P.

AIG-FP Structured        Akita, Inc.             Care Providers          FSC Agency, Inc.          Metropolis I, LLC
Finance (Cayman)                                 Insurance Services,
Limited                                          LLC

AIGGRE 401 Hennepin      Alabaster Capital LLC   CEF Lease Holding,      FSC Securities            Metropolis II, LLC
Investor LLC                                     LLC                     Corporation

AIGGRE 6037 Investor     AM Holdings LLC         Charleston Bay SAHP     Global Loss Prevention,   MG Reinsurance
LLC                                              Corp.                   Inc.                      Limited

AIGGRE Bellevue II       Ambler Holding Corp.    Chartis Foreign         Grand Savannah SAHP       MIP Mezzanine, LLC
Investor LLC                                     Subsidiary Holdings     Corp.
                                                 LLC

AIGGRE Clarity Pointe    American Athletic       Chartis Iraq, Inc.      Granite State Insurance   MIP PE Holdings, LLC
Investor LLC             Club, Inc.                                      Company

AIGGRE Consolidated      American Collector's    Chartis Latin America   Graphite Management       Morefar Marketing, Inc.
Retail Holdco LLC        Insurance LLC           Investments, LLC        LLC

AIGGRE D36 Investor      American General        Cherrywood              Health Direct, Inc.       Mt. Mansfield
LLC                      Annuity Service         Investments LLC                                   Company, Inc.
                         Corporation

AIGGRE DC Ballpark       American General        Commerce and Industry   HPIS Limited              National Union Fire
Investor, LLC            Assignment              Insurance Company                                 Insurance Company of
                         Corporation                                                               Pittsburgh, Pa.

AIGGRE Hazel Dell        American General        Connective Mortgage     Illinois National         National Union Fire
Investor LLC             Assignment              Advisory Company        Insurance Co.             Insurance Company of
                         Corporation of New                                                        Vermont
                         York

AIGGRE Hill7 Investor    American General        Crossings SAHP Corp.    Innovative Risk           New England Sports,
LLC                      Bancassurance                                   Management, Inc.          Recreation &
                         Services, Inc.                                                            Entertainment RPG,
                                                                                                   Inc.

AIGGRE Lane Field        American General        Curzon Funding          Inspiration Lane LLC      New Hampshire
Investor LLC             Insurance Agency, Inc.  Limited                                           Insurance Company

AIGGRE Laurel Towne      American General        Curzon Funding LLC      Iris Energy Holding GP    New Hampshire
Centre Investor LLC      International, Inc.                             LLC                       Insurance Services, Inc.

AIGGRE Market Street II  American General        Curzon Street Funding   Iris Energy Holding LP    Nightingale Finance
LLC                      Investment              Limited                                           Limited
                         Management
                         Corporation

AIGGRE Menai             American General Life   Design Professionals    Iris Energy Holding LP    Nightingale Finance
Investments Holdco LLC   Insurance Company       Association Risk        LLC                       LLC
                                                 Purchasing Group, Inc.

AIGGRE MXIP-OD l         American General Life   DIL/SAHP Corp.          Knickerbocker             NSM Holdings, Inc.
LLC                      Services Company,                               Corporation
                         LLC

--------------------------------------------------------------------------------
48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                           Company                  Company                 Company                 Company
-------------------------- ----------------------- ------------------------ ----------------------- ----------------------
AIGGRE MXIP-OD ll          American General        DirectDME, Inc.          Lavastone Capital LLC   NSM Insurance Group,
LLC                        Realty Investment                                                        LLC
                           Corporation

AIGGRE MXIP-OD, S. de      American Home           E.L.M. Insurance         Lexington Insurance     NSM Investments, Inc.
R.L. de C.V.               Assurance Company       Brokers Inc.             Company

AIGGRE Nashville Hotel     American International  Eaglestone Reinsurance   Livetravel, Inc.        Orangewood
Investor LLC               Facilities Management,  Company                                          Investments LLC
                           Inc.

AIGGRE North Central       American International  Eastcheap Investments    Lower Makefield         Peachwood, LLC
Investor LLC               Group, Inc.             (Cayman) Limited         Investor LLC

AIGGRE Riverhouse          American International  Eastgreen, Inc.          LSTREET I, LLC          Pearce & Pearce, Inc.
Investor LLC               Realty Corp.

AIGGRE Solana Olde         American International  F 2000, Inc.             LSTREET II, LLC         Persimmon LLC
Town Investor LLC          Reinsurance Company,
                           Ltd.

Pine Street Real Estate    SAFG Retirement         Spruce Peak Realty,      Travel Guard Americas   United Guaranty
Holdings Corp.             Services, Inc.          LLC                      LLC                     Residential Insurance
                                                                                                    Company of North
                                                                                                    Carolina

Plumwood, LLC              SagePoint Financial,    Stoneland Limited        Travel Guard Group,     United Guaranty
                           Inc.                                             Inc.                    Services, Inc.

Prairie SAHP Corp.         SAI Deferred            Stowe Mountain           U G Corporation         VALIC Financial
                           Compensation            Holdings, Inc.                                   Advisors, Inc.
                           Holdings, Inc.

Quartz Holdings LLC        SCSP Corp.              SubGen NT, Inc.          UG Shared Services,     VALIC Retirement
                                                                            Inc.                    Services Company

Rialto Melbourne Investor  Service Net Retail      SunAmerica Affordable    United Guaranty         Vision2020 Wealth
LLC                        Solutions, LLC          Housing Partners, Inc.   Commercial Insurance    Management Corp.
                                                                            Company of North
                                                                            Carolina

Risk Specialists           Service Net Solutions   SunAmerica Asset         United Guaranty         Webatuck Corp.
Companies Insurance        of Florida, LLC         Management, LLC          Corporation
Agency, Inc.

Risk Specialists           Service Net Warranty,   SunAmerica Fund          United Guaranty Credit  Western National
Companies, Inc.            LLC                     Services, Inc.           Insurance Company       Marketing Group, Inc.

Risk Specialists Company   Seventh Street Funding  SunAmerica Retirement    United Guaranty         Woodbury Financial
of Kentucky, Inc.          LLC                     Markets, Inc.            Insurance Company       Services, Inc.

Rokland Limited            Slate Capital LLC       Team Classic Golf        United Guaranty         Yellowwood
                                                   Services, Inc.           Mortgage Indemnity      Investments LLC
                                                                            Company

Royal Alliance             SN Warranty, LLC        The Gulf Agency, Inc.    United Guaranty
Associates, Inc.                                                            Mortgage Insurance
                                                                            Company

SA Affordable Housing,     SNW Insurance           The Insurance            United Guaranty
LLC                        Agency, LLC             Company of the State of  Mortgage Insurance
                                                   Pennsylvania             Company of North
                                                                            Carolina

SA Investment Group,       Spicer Energy LLC       The United States Life   United Guaranty
Inc.                                               Insurance Company in     Partners Insurance
                                                   the City of NY           Company

SAAHP GP Corp.             Spicer Holding Corp.    The Variable Annuity     United Guaranty
                                                   Life Insurance           Residential Insurance
                                                   Company                  Company

--------------------------------------------------------------------------------
49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

9. Capital and Surplus and Dividend Restrictions
--------------------------------------------------------------------------------

A. Common Stock
--------------------------------------------------------------------------------

In 2014 the Company increased the par value of its common stock from $11.5065 per share to $17.00 per share (per share amounts are in whole dollars) at the time it received $1,303 in capital from its immediate parent. As a result of this transaction, American Home's common capital stock was increased by $9 and its gross paid in and contributed surplus was increased by $1,293. The transaction was approved by American Home's board of directors and NY DFS. Refer to Note 6A for more details on the Pooling Restructure Transaction.

B. Dividend Restrictions
--------------------------------------------------------------------------------

Under New York law, the Company may pay cash dividends only from UNASSIGNED SURPLUS determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus, adjusted for special surplus items, as of December 31, 2015, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended December 31, 2015) as to the amount of dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2016 is $358 without the prior approval of the NY DFS.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company paid the following dividends during 2015 and 2014:

2015                                                                            State approval
-------------------------------------------------                              -----------------
Date paid                                            Amount   Type of Dividend Required Obtained
-------------------------------------------------  ---------- ---------------- -------- --------
2/2/2015                                           $      600  Extraordinary     Yes      Yes
6/29/2015                                                 300  Extraordinary     Yes      Yes
8/28/2015                                                 300  Extraordinary     Yes      Yes
                                                   ----------
Total                                              $    1,200
                                                   ----------

2014                                                                            State approval
-------------------------------------------------                              -----------------
Date paid                                            Amount   Type of Dividend Required Obtained
-------------------------------------------------  ---------- ---------------- -------- --------
4/1/2014                                           $      234  Extraordinary     Yes      Yes
12/19/2014                                                150  Extraordinary     Yes      Yes
                                                   ----------
Total                                              $      384
                                                   ----------

C. Capital & Surplus
--------------------------------------------------------------------------------

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of UNASSIGNED SURPLUS at December 31, 2015 and 2014 represented or reduced by each item below is as follows:

                                                                                As Adjusted*
                                                                                ------------
Years Ended December 31,                                                 2015       2014       2014
---------------------------------------------------------------------  -------  ------------ --------
Unrealized gains and losses (net of taxes)                             $    13    $    192   $    192
Nonadmitted asset values                                                  (452)       (407)      (413)
Provision for reinsurance                                                  (34)        (61)       (61)

*  As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2015 and 2014.

--------------------------------------------------------------------------------
50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

10.Contingencies
--------------------------------------------------------------------------------

A. Legal Proceedings
--------------------------------------------------------------------------------

The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

Other legal proceedings include the following:

Workers' Compensation Residual Market Assessment: In April 2007, the National Association of Insurance Commissioners (NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers' Compensation Residual Market Assessment portion of the settlement between AIG, the Office of the New York Attorney General, and the New York State Department of Insurance. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers' compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination were Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to certain AIG entities' writing and reporting of workers compensation insurance between 1985 and 1996.

On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. This regulatory settlement agreement, which was agreed to by all 50 states and the District of Columbia, included, among other terms, (i) AIG's payment of $100 in regulatory fines and penalties; (ii) AIG's payment of $46.5 in outstanding premium taxes and assessments; (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulations governing the setting of workers' compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. In furtherance of the compliance plan, the agreement provided for a monitoring period from May 29, 2012 to May 29, 2014 leading up to a compliance plan examination. After the close of the monitoring period, as part of preparation for the actual conduct of the compliance plan examination, on or about October 1, 2014, AIG and the lead states agreed upon corrective action plans to address particular issues identified during the monitoring period. The compliance plan examination is ongoing. There can be no assurance that the result of the compliance plan examination will not result in a fine, have a material adverse effect on AIG's ongoing operations or lead to civil litigation.

Accident and Health: In connection with the previously disclosed multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of AIG PC's insurance and non-insurance companies (collectively, the parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the parties (i) paid a civil penalty of $50, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) agreed to pay a contingent fine in the event that the parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

Caremark Litigation: AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and AIG Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

--------------------------------------------------------------------------------
51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. Plaintiffs have now reduced the amount of compensatory damages they are seeking at trial to $1.1 billion. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification, and on September 12, 2014, the Alabama Supreme Court affirmed that order. AIG and the other defendants petitioned for rehearing of that decision, and that petition was denied on February 27, 2015. The matter has been remanded to the trial court for general discovery and adjudication of the merits. On November 24, 2015, the trial court ruled that the defendants had a duty to disclose the amount of insurance available at the settlement approval hearings and that the defendants breached that duty. Defendants intend to appeal this ruling in the event of an adverse judgment at trial. Trial was expected to commence on February 22, 2016. AIG has accrued its current estimate of loss with respect to the litigation. Based on the nature of the complaints in the subsequent litigation, the accrued expense is deemed to relate to AIG and will not be allocated to the insurance companies.

Other Proceedings: AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Leases
--------------------------------------------------------------------------------

Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C. Other Commitments
--------------------------------------------------------------------------------

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2015, the Company may be called upon for additional capital investments of up to $665.

D. Guarantees
--------------------------------------------------------------------------------

The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

--------------------------------------------------------------------------------
52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2015:

                                                                      Policyholder                                 Policyholders'
                                                              Date    Obligations @ Invested Assets Estimated Loss    Surplus
Guaranteed Company                             Date Issued Terminated  12/31/2015    @ 12/31/2015    @ 12/31/2015    12/31/2015
------------------------------------------     ----------- ---------- ------------- --------------- -------------- --------------
21st Century Advantage Insurance
  Company (f/k/a AIG Advantage
  Insurance Company )                          12/15/1997   8/31/2009    $     1       $     26          $ --         $    29
21st Century North America Insurance
  Company (f/k/a American International
  Insurance Company )                           11/5/1997   8/31/2009         25            553            --             556
21st Century Pinnacle Insurance Company
  (f/k/a American International Insurance
  Company of New Jersey)                       12/15/1997   8/31/2009          3             42            --              42
21st Century Superior Insurance Company
  (f/k/a American International Insurance
  Company of California, Inc.)                 12/15/1997   8/31/2009         (1)            29            --              30
AIG Edison Life Insurance Company (f/k/
  a GE Edison Life Insurance Company)           8/29/2003   3/31/2011      6,907         80,956            --           2,061
American General Life and Accident
  Insurance Company                        *     3/3/2003   9/30/2010      1,472        163,493            --           8,894
American General Life Insurance
  Company                                  *     3/3/2003  12/29/2006      8,070        163,493            --           8,894
American International Assurance
  Company (Australia) Limited ("AIA")      **   11/1/2002  10/31/2010        443          1,799            --             574
Chartis Europe, S.A. (f/k/a AIG Europe,
  S.A.)                                    *    9/15/1998  12/31/2012      3,945         12,678            --           4,837
Chartis Seguros Mexico SA (f/k/a AIG
  Mexico Seguros Interamericana, S.A.
  de C.V.)                                 *   12/15/1997   3/31/2015        174             73            --              69
Chartis UK (f/k/a Landmark Insurance
  Company, Limited (UK))                   *     3/2/1998  11/30/2007        278         12,678            --           4,837
Farmers Insurance Hawaii (f/k/a AIG
  Hawaii Insurance Company, Inc.)               11/5/1997   8/31/2009          2             91            --              85
Lloyd's Syndicate 1414 (Ascot Corporate
  Name)                                    *    1/20/2005  10/31/2007         28            511            --              38
SunAmerica Annuity and Life Assurance
  Company (Anchor National Life
  Insurance Company)                       *     1/4/1999  12/29/2006      7,394        163,493            --           8,894
SunAmerica Life Insurance Company          *     1/4/1999  12/29/2006      3,204        163,493            --           8,894
The United States Life Insurance
  Company in the City of New York                3/3/2003   4/30/2010      1,449         27,883            --           2,090
The Variable Annuity Life Insurance
  Company                                        3/3/2003  12/29/2006      4,736         73,453            --           2,723
                                                                         -------       --------          ----         -------
Total                                                                    $38,130       $864,744          $ --         $53,547
                                                                         =======       ========          ====         =======

*   Current affiliates
** AIA was formerly a subsidiary of AIG. In previous years AIA provided the direct policyholders obligations as of each year end. However, starting in 2014 AIA declined to provide updated financial information relative to this guarantee. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entity had invested assets in excess of direct policyholders' obligations and was in a positive surplus position. Such amounts continue to remain the Company's best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire. Additionally, the guaranteed entity has an insurer financial strength rating and issuer credit ratings of "AA-" from Standard & Poor's.


--------------------------------------------------------------------------------
53 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

D. Joint and Several Liabilities
--------------------------------------------------------------------------------

AIU and American Home are jointly and severally obligated to policyholders of their Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates have agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliates carried $63 and $102 of loss reserves in respect of such policies, as of December 31, 2015 and 2014, respectively. If the Japan affiliates were to fail to satisfy their obligations, the Company's share of the aggregate exposure under the pooling agreement is $41.

Each member of the Combined Pool is also jointly and severally obligated to the other pool members, in proportion to their pool share, in the event any other pool member fails.

11. Other Significant Matters
--------------------------------------------------------------------------------

A. Other Assets
--------------------------------------------------------------------------------

As of December 31, 2015 and 2014, other admitted assets as reported in the accompanying STATEMENTS OF ADMITTED ASSETS were comprised of the following balances:

Other admitted assets                                                          2015       2014
--------------------------------------------------------------------------  ---------- ----------
Deposit accounting assets                                                            4          9
Guaranty funds receivable on deposit                                                 7          7
Loss funds on deposit                                                               38         40
Other assets                                                                        68         85
                                                                            ---------- ----------
Total other admitted assets                                                 $      117 $      141
                                                                            ========== ==========

B. Other Liabilities
--------------------------------------------------------------------------------

As of December 31, 2015 and 2014, other liabilities as reported in the accompanying STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS were comprised of the following balances:

Other liabilities                                                              2015        2014
--------------------------------------------------------------------------  ----------  ----------
Accounts payable                                                            $       --  $        4
Accrued retrospective premiums                                                      27          27
Amounts withheld or retained by company for account of others                        3           3
Borrowed money                                                                      30          --
Collateral on derivative assets                                                      8          31
Deferred commission earnings                                                        34          33
Deposit accounting liabilities                                                      60          64
Remittances and items not allocated                                                  7          14
Retroactive reinsurance reserves--ceded                                            (11)        (10)
Servicing carrier liability                                                          5           3
Statutory contingency reserve                                                       22          --
Escrow funds (NICO)                                                                 29          35
Other accrued liabilities                                                          213         196
                                                                            ----------  ----------
Total other liabilities                                                     $      427  $      400
                                                                            ==========  ==========

--------------------------------------------------------------------------------
54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

C. Other (Expense) Income
--------------------------------------------------------------------------------

For the years ended December 31, 2015, 2014 and 2013, other (expense) income as reported in the accompanying STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS were comprised of the following balances:

Other (expense) income                                                         2015       2014       2013
--------------------------------------------------------------------------  ---------  ---------  ---------
Other income                                                                $      14  $      19  $      23
Fee income on deposit programs                                                      4          4          7
Equities and deposits in pools and associations                                    14          6         --
Interest expense on reinsurance program                                           (37)       (40)       (39)
                                                                            ---------  ---------  ---------
Total other (expense) income                                                $      (5) $     (11) $      (9)
                                                                            =========  =========  =========

D. Non-Cash items
--------------------------------------------------------------------------------

For the years ended December 31, 2015, 2014 and 2013, the amounts reported in the STATEMENTS OF CASH FLOW are net of the following non-cash items:

Non-cash transactions                                                          2015         2014         2013
--------------------------------------------------------------------------  ----------  ------------  ---------
Capital contribution from parent:
   Tax Sharing Agreement                                                    $       --  $         21  $      --
   Pooling Restructure Transaction                                                  --         1,302         --
   Securities                                                                      125            --         --
   Receivable                                                                      650            --         --
Dividends to parent:
   Securities                                                                     (286)         (234)        --
   Other                                                                            --            --       (395)
Loss portfolio transfer:
   Premiums collected                                                              (13)           --       (220)
   Benefit and loss related payments                                              (224)          (69)      (593)
   Funds held                                                                      301            76         --
   Securities                                                                       --            --         35
   Commission                                                                      (64)           (7)       777
Intercompany Pooling Settlement:
   Securities received                                                             126            --         --
   Securities transferred                                                         (776)           --         --
Pooling Restructure Transaction:
   Premiums collected                                                               --           562         --
   Miscellaneous expense (income)                                                   --            51         --
   Benefit and loss related payments                                                --         1,091         --
   Commission and other expense paid                                                --           284         --
   Net deposit on deposit-type contracts and other insurance                        --           (13)        --
   Intercompany                                                                     --        (1,976)        --
Japan Branch Transfer:
   Premiums collected                                                               --          (392)        --
   Net investment income                                                            --             2         --
   Benefit and loss related payments                                                --          (136)        --
   Commission and other expense paid                                                --           (26)        --
   Securities                                                                       --           794         --
   Other                                                                            --            (9)        --

--------------------------------------------------------------------------------
55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

E. Federal Home Loan Bank ("FHLB") Agreements
--------------------------------------------------------------------------------

The Company is a member of the FHLB of New York. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $8 and $0 of stock in the FHLB at December 31, 2015 and 2014, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company expects to utilize its FHLB membership primarily for contingent liquidity needs, and, on a more limited basis, for short-term working capital. The Company has determined the estimated maximum borrowing capacity as $1,305 and $0 at December 31, 2015 and 2014, respectively, calculated based on the minimum of borrowing limits as prescribed by its domiciliary state and credit capacity afforded by FHLB. FHLB borrowings are required to be fully collateralized and no adjustment has been made with regards to qualified collateral held by the Company, which may reduce the amount of actual capacity available to the Company. As of December 31, 2015, the Company had an actual borrowing capacity of $0 based on qualified pledged collateral. At December 31, 2015, the Company had not drawn any loans or pledged any securities associated with advances from the FHLB.

F. Insurance-Linked Securities
--------------------------------------------------------------------------------

The Company is a ceding insurer in six catastrophe bond reinsurance transactions in force as of December 31, 2015 covering the Company's direct and assumed property exposures. The aggregate amount the Company may receive under these arrangements in the event of catastrophic events that exceed the related limits for each applicable bond is $278.

12. Subsequent Events
--------------------------------------------------------------------------------

Subsequent events have been considered through April 27, 2016 for these Financial Statements issued on April 27, 2016.

Type I - Recognized Subsequent Events:

In January 2016, the NY DFS approved the Company's request to record a $650 contribution from AIG PC US, settled in the same month in the form of cash and securities, in its 2015 STATEMENTS OF CAPITAL AND SURPLUS. The contribution was reflected as a recognized subsequent event as of December 31, 2015 in accordance with statutory accounting principles. Therefore a corresponding receivable and gross paid in and contributed surplus was recorded in the December 31, 2015 balance sheet.

Type II - Nonrecognized Subsequent Events:

Effective January 1, 2016, the Combined Pooling Agreement was amended and restated among the twelve companies listed below. The new pool participation percentages of the pool members, as compared to those as of December 31, 2015, are as follows:

                                                                          Pool Participation Pool Participation
                                                                              Percentage         Percentage
                                                                 NAIC           as of        as of December 31,   State of
Company                                                      Company Code   January 1,2016          2015          Domicile
-----------------------------------------------------------  ------------ ------------------ ------------------ ------------
National Union Fire Insurance Company*                          19445             30%                30%        Pennsylvania
American Home Assurance Company (American Home)                 19380             35%                30%          New York
Lexington Insurance Company (Lexington)                         19437             30%                30%          Delaware
Commerce and Industry Insurance Company (C&I)                   19410              0%                 5%          New York
AIG Property Casualty Company (APCC)                            19402              5%                 5%        Pennsylvania
The Insurance Company of the State of Pennsylvania (ISOP)       19429              0%                 0%        Pennsylvania
New Hampshire Insurance Company (New Hampshire)                 23841              0%                 0%          Illinois
AIG Specialty Insurance Company (Specialty)                     26883              0%                 0%          Illinois
AIG Assurance Company (Assurance)                               40258              0%                 0%        Pennsylvania
Granite State Insurance Company (Granite)                       23809              0%                 0%          Illinois
Illinois National Insurance Company (Illinois National)         23817              0%                 0%          Illinois
AIU Insurance Company (AIU)                                     19399              0%                 0%          New York

*  Lead Company of the Combined Pool

In order to rebalance the capital accounts of the companies in the Combined Pool, certain participants of the Combined Pool made distributions or received contributions of capital during February 2016. C&I distributed to AIG PC US, its parent, an amount of $700, of which $158 was an extraordinary dividend and $542 was a return of capital. Subsequently, AIG PC US made a contribution to American Home in the amount of $700.

--------------------------------------------------------------------------------
56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2015 and 2014 and for years ended December 31, 2015, 2014 and 2013.

                          PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

The following financial statements are included in Part B of this Registration
Statement:


      - Audited Financial Statements of Variable Annuity Account Four of American General Life Insurance Company for the year ended December 31, 2015.

      - Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2015, 2014 and 2013.

      - Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2015, 2014 and 2013.



(b) Exhibits



(1)      Resolutions Establishing Separate Account......................................................... 2
(2)      Custody Agreement................................................................................. Not Applicable
(3)      (a)  Distribution Contract........................................................................ 2
         (b)  Selling Agreement............................................................................ 13
(4)      Variable Annuity Contract......................................................................... 2
(5)      (a)  Application for Contract..................................................................... 2
         (b)  Merger Endorsement........................................................................... 13
(6)      Corporate Documents of Depositor
         (a)  Amended and Restated Articles of Incorporation of American General Life Insurance
              Company, effective December 31, 1991......................................................... 1
         (b)  Amendment to the Amended and Restated Articles of Incorporation of American General Life
              Insurance Company, effective July 13, 1995................................................... 3
         (c)  By-Laws of American General Life Insurance Company, restated as of June 8, 2005.............. 7
(7)      Reinsurance Contract.............................................................................. Not Applicable
(8)      Material Contracts
         (a)  Anchor Series Trust Fund Participation Agreement............................................. 12
         (b)  SunAmerica Series Trust Fund Participation Agreement......................................... 12
         (c)  American Funds Insurance Series Fund Participation Agreement................................. 5
         (d)  Lord Abbett Series Fund Participation Agreement.............................................. 5
         (e)  Van Kampen Life Investment Trust Fund Participation Agreement................................ 4
         (f)  AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Fund Participation
              Agreement.................................................................................... 10
         (g)  Letters of Consent to the Assignment of the Fund Participation Agreement..................... 13
(9)      (a)  Opinion of Counsel and Consent of Depositor.................................................. 14
         (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home
              Assurance Company............................................................................ 8
(10)     Consent........................................................................................... Filed Herewith
(11)     Financial Statements Omitted from Item 23......................................................... Not Applicable
(12)     Initial Capitalization Agreement.................................................................. Not Applicable
(13)     Other
         (a)  Power of Attorney -- American General Life Insurance Company Directors....................... 17
         (b)  Power of Attorney -- American Home Assurance Company Directors............................... 18
         (c)  General Guarantee Agreement by American Home Assurance Company............................... 6
         (d)  Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24,
              2006......................................................................................... 9
         (e)  Notice of Termination of Support Agreement................................................... 11
         (f)  Amended and Restated Unconditional Capital Maintenance Agreement between American
              International Group, Inc. and American General Life Insurance Company........................ 15
         (g)  Specimen Agreement and Plan of Merger........................................................ 13
         (h)  CMA Termination Agreement.................................................................... 16


--------
1 Incorporated by reference to Initial Registration Statement, File No.
  033-43390 of American General Life Insurance Company Separate Account D, filed on October 16, 1991.

2 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No.
  4, File Nos. 033-86642 and 811-08874, filed on January 30, 1998, Accession No. 0000950148-98-000138.

3 Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6
  Registration Statement, File No. 333-53909, of American General Life Insurance Company Separate Account VL-R, filed on August 19, 1998, Accession No. 0000899243-98-001661.

4 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
  1 to File Nos. 333-66114 and 811-03859, filed October 25, 2001, Accession No. 0000950148-01-502065.

5 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
  1 to File Nos. 333-91860 and 811-03859, filed October 28, 2002, Accession No. 0000898430-02-003844.

6 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment
  No. 21, to File Nos. 033-86642 and 811-08874, filed on August 12, 2005,
  Accession No. 0000950129-05-008178.

7 Incorporated by reference to Post-Effective Amendment No. 11 and Amendment
  No. 46, File Nos. 333-43264 and 811-08561, of American General Life Insurance Company Separate Account VL-R, filed on August 12, 2005, Accession No. 0001193125-05-165474.

8 Incorporated by reference to Post-Effective Amendment Nos. 18 and Amendment
  No. 22 to File Nos. 333-67685 and 811-07727, filed on October 21, 2005,
  Accession No. 0000950134-05-019473.

9 Incorporated by reference to Post-Effective Amendment No. 24 and Amendment
  No. 25 to File Nos. 033-86642 and 811-08874 filed on December 12, 2006,
  Accession No. 0000950124-06-007494.

10 Incorporated by reference to Post-Effective Amendment No. 7 and Amendment
  No. 8, File Nos. 333-157199 and 811-03859, filed on August 25, 2010,
  Accession No. 0000950123-10-080861.

11 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment
  No. 18, File Nos. 333-137867 and 811-03859, filed on April 27, 2011,
  Accession No. 0000950123-11-040070.

12 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment
  No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 0000950123-12-010016.

13 Incorporated by reference to Initial Registration Statement, File Nos.
  333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.

14 Incorporated by reference to Initial Registration Statement, File Nos.
  333-185803 and 811-08874, filed on January 2, 2013, Accession No. 0000950123-12-014469.

15 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment
  No. 3, File Nos. 333-185778 and 811-03859, filed on April 30, 2014,
  Accession No. 0000950123-14-004617.


16 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment
  No. 3, File Nos. 333-185803 and 811-08874, filed on April 30, 2015,
  Accession No. 0001193125-15-161330.



17 Incorporated by reference to Post-Effective Amendment No. 7 and Amendment
  No. 7, File Nos. 333-185762 and 811-03859, filed on April 29, 2016.



18 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment
  No. 4, File Nos. 333-185797 and 811-03859, filed on April 29, 2016.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.



NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR
--------------------------------------------------
Kevin T. Hogan(4)                                  Director, Chairman of the Board, Chief Executive Officer, and
                                                   President
Jana W. Greer(2)                                   Director and President, Individual Retirement
Rodney E. Rishel                                   Director and President, Life, Disability and Health
Jonathan J. Novak(1)                               Director and President, Institutional Markets
Thomas J. Diemer                                   Director, Executive Vice President and Chief Financial Officer
Deborah A. Gero(1)                                 Director, Senior Vice President and Chief Investment Officer
Stephen A. Maginn(1)                               Director, Senior Vice President and Chief Distribution Officer
Elias F. Habayeb(4)                                Director
Robert J. Scheinerman                              Executive Vice President, Head of Individual Retirement
Charles S. Shamieh(4)                              Executive Vice President, Head of Legacy Portfolio
Don W. Cummings(4)                                 Senior Vice President and Life Controller
Michael P. Harwood                                 Director, Senior Vice President, Chief Actuary and Corporate
                                                   Illustration Actuary
Sabyasachi Ray(9)                                  Senior Vice President and Chief Operations Officer
Christine A. Nixon(1)                              Senior Vice President
Yoav Tamir(2)                                      Senior Vice President, Market Risk Management
Kyle L. Jennings                                   Senior Vice President and Chief Compliance Officer
William C. Kolbert(5)                              Senior Vice President and Business Information Officer
Sai P. Raman(5)                                    Senior Vice President, Institutional Markets
Craig A. Buck(8)                                   Senior Vice President, Capital Management
Timothy M. Heslin                                  Senior Vice President, Head of Global Life Sciences
Justin J.W. Caulfield(4)                           Vice President and Treasurer
Charles E. Beam(3)                                 Vice President and Assistant Controller
Mallary L. Reznik(1)                               Vice President, General Counsel and Assistant Secretary
Julie Cotton Hearne                                Vice President and Secretary
John B. Deremo(4)                                  Vice President, Distribution
Leo W. Grace                                       Vice President, Product Filing
Tracey E. Harris                                   Vice President, Product Filing
Daniel R. Cricks                                   Vice President and Tax Officer
Josephine B. Lowman                                Vice President and Tax Officer
T. Clay Spires                                     Vice President and Tax Officer
Michael E. Treske(2)                               Vice President, Distribution
Frank Kophamel                                     Vice President and Appointed Actuary
Katherine L. Stoner                                Vice President, 38a-1 Compliance Officer
Christina M. Haley(2)                              Vice President, Product Filing
Marla S. Campagna(6)                               Vice President
Mary M. Newitt(3)                                  Vice President, Product Filing
Manda Ghaferi(1)                                   Vice President
Keith C. Honig(7)                                  Vice President
Stewart P. Polakov(2)                              Vice President
Douglas S. Tymins(6)                               Vice President
Becky L. Strom                                     Anti-Money Laundering and Economic Sanctions Compliance Officer
Sarah J. VanBeck                                   Assistant Life Controller
David J. Kumatz(3)                                 Assistant Secretary
Virginia N. Puzon(1)                               Assistant Secretary
Rosemary Foster                                    Assistant Secretary
Michael Plotkin(3)                                 Assistant Tax Officer
Grace D. Harvey                                    Illustration Actuary
Laszlo Kulin(7)                                    Investment Tax Officer





NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR
--------------------------------------------------
Alireza Vaseghi(7)                                 Managing Director and Chief Operating Officer, Institutional
                                                   Markets
Melissa H. Cozart                                  Privacy Officer


--------

(1)   1999 Avenue of the Stars, Los Angeles, CA 90067


(2)   21650 Oxnard Street, Woodland Hills, CA 91367

(3)   2000 American General Way, Brentwood, TN 37027

(4)   175 Water Street, New York, NY 10038

(5)   50 Danbury Road, Wilton, CT 06897


(6)   777 S. Figueroa Street, Los Angeles, CA 90017


(7)   80 Pine Street, New York, NY 10005

(8)   1650 Market Street, Philadelphia, PA 19139


(9)   4-3-20 Toranomon, Minato-ku, Tokyo, Japan 105-0001



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of American General Life Insurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No.
0000005272-16-000035, filed on February 19, 2016. Exhibit 21 is incorporated herein by reference.



ITEM 27.  NUMBER OF CONTRACT OWNERS


As of March 31, 2016, the number of Anchor Advisor contracts funded by Variable Annuity Account Four was 4,505, of which 1,178 were qualified contracts and 3,327 were non-qualified contracts.



ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.


ITEM 29.  PRINCIPAL UNDERWRITER

(a) AIG Capital Services, Inc. acts as distributor for the following investment companies:

     AMERICAN GENERAL LIFE INSURANCE COMPANY
     Variable Separate Account
     Variable Annuity Account One
     Variable Annuity Account Two
     Variable Annuity Account Four
     Variable Annuity Account Five
     Variable Annuity Account Seven
     Variable Annuity Account Nine
     Separate Account A
     Separate Account D
     Separate Account I
     Separate Account II
     Separate Account VA-1
     Separate Account VA-2
     Separate Account VL-R
     Separate Account VUL
     Separate Account VUL-2
     AG Separate Account A


     THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK FS Variable Separate Account
     FS Variable Annuity Account One
     FS Variable Annuity Account Two
     FS Variable Annuity Account Five
     Separate Account USL VA-R
     Separate Account USL VL-R
     Separate Account USL A
     Separate Account USL B


     THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
     Separate Account A

(b)  Directors, Officers and principal place of business:



OFFICER/DIRECTORS*                                      POSITION
--------------------------- ----------------------------------------------------------------
   Peter A. Harbeck         Director
   Stephen A. Maginn(2)     Director, Senior Vice President
   James T. Nichols         Director, Chief Executive Officer and President
   Frank Curran             Vice President, Chief Financial Officer, Treasurer, Controller
                            and Financial Operations Officer
   Rebecca Snider           Chief Compliance Officer
   John T. Genoy            Vice President
   Mallary L. Reznik(2)     Vice President
   Christine A. Nixon(2)    Secretary
   Julie Cotton Hearne(3)   Assistant Secretary
   Rosemary Foster(3)       Assistant Secretary
   Virginia N. Puzon(2)     Assistant Secretary
   Thomas Clayton Spires    Vice President, Tax Officer
   Michael E. Treske(1)     Chief Distribution Officer, Mutual Funds and Variable Annuities


     --------
      * Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

     (1) Principal business address is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4901.

     (2) Principal business address is 1999 Avenue of the Stars, Los Angeles, CA 90067-6121.


     (3)   Principal business address 2919 Allen Parkway, Houston, TX 77019


(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.


ITEM 31.  MANAGEMENT SERVICES

Not Applicable.


ITEM 32.  UNDERTAKINGS



GENERAL REPRESENTATIONS

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.



UNDERTAKINGS OF THE REGISTRANT

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


UNDERTAKINGS OF THE DEPOSITOR REGARDING GUARANTOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Contracts. The American Home Guarantee will not cover any Contracts with an issue date later than the Point of Termination. The American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.

Effective as of 11:59 p.m. Eastern time, on December 31, 2012, SunAmerica Annuity and Life Assurance Company, an affiliate of American General Life Insurance Company, merged with and into American General Life Insurance Company.


Texas law provides for the continuation of guarantees for contracts and certificates issued prior to a merger. Therefore, the American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination.


                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Four, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 25th day of April, 2016.



                                       VARIABLE ANNUITY ACCOUNT FOUR
                                       (Registrant)


                                       BY:  AMERICAN GENERAL LIFE INSURANCE
                                       COMPANY
                                          (On behalf of the Registrant and
                                       itself)



                                       BY: /s/  SARAH J. VANBECK

                                          -------------------------------------

                                          SARAH J. VANBECK
                                          ASSISTANT LIFE CONTROLLER


As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.



            SIGNATURE                                        TITLE                                 DATE
---------------------------------   ------------------------------------------------------   ---------------
*KEVIN T. HOGAN                        Director, Chairman of the Board, Chief Executive      April 25, 2016
------------------------------                      Officer, and President
KEVIN T. HOGAN

*THOMAS J. DIEMER                        Director, Executive Vice President and Chief        April 25, 2016
------------------------------                         Financial Officer
THOMAS J. DIEMER

*DEBORAH A. GERO                     Director, Senior Vice President and Chief Investment    April 25, 2016
------------------------------                              Officer
DEBORAH A. GERO

*JANA W. GREER                           Director and President, Individual Retirement       April 25, 2016
------------------------------
JANA W. GREER

*ELIAS F. HABAYEB                                          Director                          April 25, 2016
------------------------------
ELIAS F. HABAYEB

*MICHAEL P. HARWOOD                    Director, Senior Vice President and Chief Actuary     April 25, 2016
------------------------------                  Corporate Illustration Actuary
MICHAEL P. HARWOOD

*STEPHEN A. MAGINN                         Director, Senior Vice President and Chief         April 25, 2016
------------------------------                       Distribution Officer
STEPHEN A. MAGINN

*JONATHAN J. NOVAK                       Director and President, Institutional Markets       April 25, 2016
------------------------------
JONATHAN J. NOVAK

*RODNEY E. RISHEL                      Director, President, Life, Disability and Health      April 25, 2016
------------------------------
RODNEY E. RISHEL

*DON W. CUMMINGS                           Senior Vice President and Life Controller         April 25, 2016
------------------------------
DON W. CUMMINGS

/s/  SARAH J. VANBECK                              Assistant Life Controller                 April 25, 2016
------------------------------
SARAH J. VANBECK

/s/  MANDA GHAFERI                                     Attorney-in-Fact                      April 25, 2016
------------------------------
*MANDA GHAFERI



                                   SIGNATURES


American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 25th day of April, 2016.



                                       AMERICAN HOME ASSURANCE COMPANY


                                       BY: /s/  LAWRENCE J. MOLONEY
                                          -------------------------------------
                                          LAWRENCE J. MOLONEY
                                          STATUTORY CONTROLLER AND
                                          VICE PRESIDENT

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                  SIGNATURE                                    TITLE                         DATE
--------------------------------------------   -------------------------------------   ---------------
*ALEXANDER R. BAUGH                                           Director                 April 25, 2016
------------------------------
ALEXANDER R. BAUGH

*JAMES BRACKEN                                                Director                 April 25, 2016
------------------------------
JAMES BRACKEN

*JOSEPH D. COOK                                 Director, Senior Vice President and    April 25, 2016
------------------------------                        Chief Financial Officer
JOSEPH D. COOK

*JEREMY D. EDGECLIFFE-JOHNSON                                 Director                 April 25, 2016
------------------------------
JEREMY D. EDGECLIFFE-JOHNSON

*GAURAV GARG                                                  Director                 April 25, 2016
------------------------------
GAURAV GARG

*STEPHEN J. GRABEK                                            Director                 April 25, 2016
------------------------------
STEPHEN J. GRABEK

*KIMBERLY M. HANNA                                            Director                 April 25, 2016
------------------------------
KIMBERLY M. HANNA

*KEVIN T. HOGAN                                               Director                 April 25, 2016
------------------------------
KEVIN T. HOGAN

*RALPH W. MUCERINO                                            Director                 April 25, 2015
------------------------------
RALPH W. MUCERINO

*ALESSANDREA C. QUANE                                         Director                 April 25, 2016
------------------------------
ALESSANDREA C. QUANE

*ROBERT S.H. SCHIMEK                                  Director, President and          April 25, 2016
------------------------------                        Chief Executive Officer
ROBERT S.H. SCHIMEK

*AMY E. STERN                                                 Director                 April 25, 2016
------------------------------
AMY E. STERN

*BY:    /s/  JOSEPH D. COOK                                                            April 25, 2016
   --------------------------
   JOSEPH D. COOK
   ATTORNEY-IN-FACT
   (Exhibit to the Registration Statement)



                                 EXHIBIT INDEX



 EXHIBIT NO.     DESCRIPTION
-------------   ------------
(10)            Consent